UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12
NAUTICUS ROBOTICS, INC.
(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per.Exchange Act Rules 14a-6(i)(1) and 0-11.

Nauticus Robotics, Inc.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held On January 28, 2026

Dear Stockholder:

You are cordially invited to attend the Special Meeting of Stockholders (the “Special Meeting”) of Nauticus Robotics, Inc., a Delaware corporation (the “Company,” “Nauticus Robotics,” “we,” “us” or “our”). The meeting will be held on January 28, 2026 at 10 a.m. Central Time at 1550 Lamar Street, Suite 2000, Houston, Texas 77010. You will be able to attend the Special Meeting, submit your questions and vote during the meeting by using the 16-digit control number included on your proxy card or on the voting instruction form accompanying these proxy materials.

The Special Meeting will be held for the following purposes:

1.To approve, pursuant to Nasdaq Rule 5635, the issuance of shares of the Company’s common stock pursuant to the Equity Purchase Facility Agreement (the “Purchase Agreement”) dated October 24, 2025 between the Company and the Investor party thereto (the “ELOC Proposal”);

2.To approve , pursuant to Nasdaq Rule 5635, the issuance of shares of the Company’s common stock upon the conversion of shares of the Series C Convertible Preferred Stock, issued pursuant to the Amendment and Exchange Agreement dated December 3, 2025 between the Company and certain institutional investors (the “Exchange Agreement”) and the corresponding Certificate of Designations of Rights and Preferences of Series C Convertible Preferred Stock (the “Nasdaq Stock Issuance Proposal (Series C Preferred Stock)”);

3.To approve a proposal authorizing the Board of Directors of the Company to enact a reverse split of its shares at a ratio between one to 5 and one to 250 in the Board’s discretion (the "Reverse Split Proposal");

4.To approve a proposal to increase the number of shares of authorized Common Stock from 625,000,000 to 1,500,000,000 (the "Authorized Shares Proposal"); and

5.To approve a proposal to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, one or more of the other proposals to be voted on at the Special Meeting (the "Adjournment Proposal").

These items of business are more fully described in the proxy statement accompanying this notice.

This Notice of Special Meeting, the accompanying proxy statement and form of proxy are first being mailed on or about December [•], 2025 to stockholders of record as of December [•], 2025. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof. Your execution of the enclosed proxy will not affect your right as a stockholder to attend the Special Meeting and to vote in person. A list of stockholders of record will be available during the Special Meeting for inspection by stockholders for any legally valid purpose relating to the Special Meeting.

The enclosed Proxy Statement is also available via the Internet at www.proxyvote.com, www.sec.gov, and the Company’s website at www.nauticusrobotics.com under “Investor Relations.” Stockholders may also request a copy of the Proxy Statement by contacting our main office at (281) 942-9069. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this Proxy Statement and references to our website address in this Proxy Statement are inactive textual references only.

Our Board of Directors unanimously recommends that you vote FOR each of the proposals described in this Proxy Statement. We urge you to read these proxy materials in their entirety and to consider them carefully, including the effect that adopting or failing to adopt the proposals will have on stockholders.

Whether or not you plan to attend the Special Meeting, please vote electronically via the Internet, by telephone, or complete, sign, date, and return the accompanying proxy card and mail it promptly in the enclosed postage paid return envelope.

By Order of the Board of Directors
/s/ John Symington
General Counsel and Corporate Secretary
December [•], 2025

ii

iii

PROXY STATEMENT SUMMARY
FOR THE SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON JANUARY 28, 2026

INTRODUCTION AND GENERAL INFORMATION

This proxy statement (this “Proxy Statement”) and the accompanying proxy card are being furnished to stockholders of Nauticus Robotics, Inc., a Delaware corporation (“Nauticus Robotics,” the “Company,” “our,” “us,” or “we”), in connection with the solicitation of proxies by our board of directors (the “Board”) for use at our Special Meeting of Stockholders to be held on January 28, 2026, including any adjournment, postponement or rescheduling thereof (the “Special Meeting”).

Only stockholders of record as of the close of business on December [•], 2025, the record date for determination of the stockholders entitled to vote at the Special Meeting (the “Record Date”), will be entitled to vote at the Special Meeting.

This summary highlights information that is contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting. This Proxy Statement and the related proxy materials were first mailed to stockholders and made available on the internet on or about December [•], 2025.

Unless otherwise indicated in the Proxy Statement, share-related information has been adjusted to reflect the one-for-nine reverse split of the Company’s outstanding common stock effected on September 5, 2025 (the “Reverse Split”).

Important Notice Regarding the Availability of Proxy Materials

All stockholders will have the ability to access the proxy materials via the Internet at www.proxyvote.com, www.sec.gov, and the Company’s website at www.nauticusrobotics.com under “Investor Relations.”

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why am I receiving these materials?

We have sent you these proxy materials because the Board of the Company is soliciting your proxy to vote at the Special Meeting of Stockholders, including at any adjournments or postponements of the meeting. You are invited to attend the Special Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card, or follow the instructions below to submit your proxy by telephone or through the Internet.

How do I attend and participate in the Special Meeting?

The meeting will be held on January 28, 2026, at 10:00 a.m. Central Time at 1550 Lamar Street, Suite 2000, Houston, Texas 77010. You may attend, vote and ask questions at the Special Meeting by attending in person. If you are a stockholder of record, you will be asked to provide the 16-digit control number proxy card. If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, follow the instructions from your broker or bank.

You may submit a question at any point during the Special Meeting (until the floor is closed to questions). Stockholder questions or comments are welcome, but we will only answer questions pertinent to Special Meeting matters, subject to time constraints. Questions regarding personal matters and statements of advocacy are not pertinent to Special Meeting matters and therefore will not be addressed. Questions that are substantially similar may be grouped and answered together to avoid repetition.

Will a list of record stockholders as of the Record Date be available?

A list of our record stockholders as of the close of business on the Record Date, will be made available for inspection at the Special Meeting. In addition, for the ten days prior to the Special Meeting, the list will be available for examination by any stockholder of record for a legally valid purpose by contacting our Corporate Secretary at our corporate headquarters.

Who can vote at the Special Meeting?

Only stockholders of record at the close of business on December [•], 2025, will be entitled to vote at the Special Meeting. On the Record Date, there were [•] shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If, on December [•], 2025 your shares were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person during the meeting or vote by proxy. Whether or not you plan to attend the Special Meeting, we urge you to fill out and return the enclosed proxy card or vote by proxy through the Internet or by telephone to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If, on December [•], 2025 your shares were held, not in your name, but rather in an account at a brokerage firm, bank or other similar organization, then you are the beneficial owner of shares held in “street name”. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent regarding how to vote the shares in your account. You are also invited to attend the Special Meeting.

What if another matter is properly brought before the meeting?

Pursuant to the Company’s Amended and Restated Bylaws, business transacted at any special meeting of stockholders will be limited to the purposes stated in the Notice of the Meeting.

How do I vote?

For each proposal, you may either vote “For” or “Against” or abstain from voting. The Board recommends you vote “For” each of the proposals presented in this Proxy.

The procedures for voting are as follows:

Stockholders of Record: Shares Registered in Your Name

If on December [•], 2025 your shares were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person during the Special Meeting or vote by proxy before the Special Meeting in the following ways:

1.via the Internet at www.proxyvote.com;
2.by phone by calling 1-800-690-6903; or
3.by signing and returning a proxy card.

Proxies submitted via the Internet or by telephone must be received by 11:59 P.M., Eastern Time, on January 27, 2026.

Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card or vote by proxy over the telephone or on the Internet as instructed above to ensure your vote is counted.

Beneficial Owners: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received voting instructions from that organization rather than from the Company. To vote prior to the Special Meeting, simply follow the voting instructions to ensure that your vote is counted. Alternatively, you may vote by telephone or over the Internet as instructed by your broker or bank. To vote at the Special Meeting, you must obtain a control number from your broker, bank or other agent. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact that organization to request a control number.

Internet proxy voting will be provided to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of the Record Date.

If I am a stockholder of record and I do not vote, or if I return a proxy card or otherwise vote without giving specific voting instructions, what happens?

If you are a stockholder of record and do not vote by completing your proxy card, through the Internet, by telephone or electronically during the Special Meeting, your shares will not be voted.

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted “For” each proposal presented in this Proxy Statement. If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

If I am a beneficial owner of shares held in street name and I do not provide my broker or bank with voting instructions, what happens?

If you are a beneficial owner of shares held in street name and you do not instruct your broker, bank or other agent how to vote your shares, your broker, bank or other agent may still be able to vote your shares in its discretion. Although the shares of Common Stock are listed for trading on the Nasdaq Capital Market (“Nasdaq”), brokerage firms and nominees that are members of the NYSE generally abide by the rules of the NYSE with respect to matters regarding the exercise of discretion in the voting of shares on behalf of beneficial owners of those shares. In this regard, under the rules of the New York Stock Exchange (“NYSE”), which are also applicable to Nasdaq-listed companies, brokers, banks and other securities intermediaries that are subject to NYSE rules may use their discretion to vote your “uninstructed” shares with respect to matters considered to be “routine” under the NYSE rules, but not with respect to “non-routine” matters. A broker non-vote occurs when a broker, banker or other agent has not received voting instructions from the beneficial owner of the shares and the broker, banker or other agent cannot vote the shares because the matter is considered “non-routine” under NYSE rules. In this regard, Proposals 1, 2, 3 and 5 are considered to be “non-routine” under NYSE rules meaning that your broker may not vote your shares on those proposals in the absence of your voting instructions. Proposal 4 is considered "routine" under NYSE rules. Because Proposal 4 is considered a "routine" proposal, we do not expect any broker non-votes on Proposal 4.

If you are a beneficial owner of shares held in street name, and you do not plan to attend the meeting, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. We have engaged Morrow Sodali LLC (the “Proxy Solicitor”) to assist in the solicitation of proxies for the special meeting. We have agreed to pay the Proxy Solicitor a fee of $10,000 plus disbursements. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one set of proxy materials?

If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each set of proxy materials to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Stockholder of Record: Shares Registered in Your Name

Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

•You may submit another properly completed proxy card with a later date.

•You may grant a subsequent proxy through the Internet or by telephone.
•You may deliver a written notice that you are revoking your proxy to Nauticus Robotics Inc., Attn: Corporate Secretary, 17146 Feathercraft Lane, Suite 450, Webster, TX 77598 at or prior to the Special Meeting.
•You may vote during the Special Meeting, if you are a stockholder of record as of the Record Date. Simply attending the meeting will not, by itself, revoke your proxy.

Your most current proxy card or Internet or telephone proxy is the one that is counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If your shares are held by your broker, bank or other agent, you should follow the instructions provided by your broker, bank or other agent.

What are “broker non-votes”?

As discussed above, when a beneficial owner of shares held in street name does not give voting instructions to his or her broker, bank or other securities intermediary holding his or her shares as to how to vote on matters deemed to be “non-routine” under NYSE rules, the broker, bank or other such agent cannot vote the shares. These unvoted shares are counted as “broker non-votes.” Proposals 1, 2, 3 and 5 are considered to be “non-routine” under NYSE rules and we therefore expect broker non-votes to exist in connection with those proposals. Proposal 4 is considreed "routine" under NYSE rules, and therefore we do not expect any broker non-votes in connection with Proposal 4.

As a reminder, if you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.

How many votes are needed to approve each proposal?

The following table summarizes the minimum vote needed to approve each proposal and the effect of abstentions and broker non-votes.

Proposal Number	Proposal Description	Vote Required	Effect of Abstentions	Broker Discretionary Votes Allowed
1	ELOC Proposal	Majority of Votes Cast	No Effect	No
2	Nasdaq Stock Issuance Proposal (Series C Preferred Stock)	Majority of Votes Cast	No Effect	No
3	Reverse Split Proposal	Majority of Votes Cast	No Effect	No
4	Authorized Shares Proposal	Majority of Votes Cast	Against	Yes
5	Adjournment Proposal	Majority of Votes Cast	No Effect	No

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least one third (33.33%) of the voting power of the outstanding shares entitled to vote are present at the meeting in person or represented by proxy. On the Record Date, there were [•] shares outstanding and entitled to vote. Thus, the holders of [•] shares must be present in person or represented by proxy at the meeting to have a quorum.

Your shares will be counted toward the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you attend the virtual meeting. Abstentions will be counted toward the quorum requirement. If there is no quorum, either the Board, the chairperson of the meeting or, if directed to be voted on by the chairperson of the meeting, the holders of a majority of the votes cast by stockholders present at the meeting or represented by proxy may adjourn the meeting to another date.

Who can help answer my questions?

If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card, you may contact the Company's proxy solicitor at:

Sodali & Co
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Individuals call toll-free: (800) 662-5200
Banks and brokers call: (203) 658-9400
Email: KITT.info@investor.sodali.com

How can I find out the results of the voting at the Special Meeting?

Preliminary voting results will be announced at the Special Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Special Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

What proxy materials are available on the Internet?

All stockholders will have the ability to access the proxy materials via the Internet at www.proxyvote.com, www.sec.gov, and the Company’s website at www.nauticusrobotics.com under “Investor Relations.”

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement (this “proxy statement”) contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements appear in a number of places in this proxy statement. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Forward-looking statements are typically identified by words such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” and other similar words and expressions, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements are based on the current expectations of our management and are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date such statements are made. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those described in “Item 1A. Risk Factors” and other sections in the Annual Report on Form 10-K filed by us on April 15, 2025, in our Quarterly Reports on Form 10-Q filed subsequent to the Annual Report on Form 10-K, and in our prospectus or any prospectus supplement which are on file with the Securities and Exchange Commission.

These and other factors could cause actual results to differ from those implied by the forward-looking statements. Forward-looking statements are not guarantees of performance and speak only as of the date hereof. There can be no assurance that future developments will be those that have been anticipated or that we will achieve or realize these plans, intentions, or expectations.

All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the foregoing cautionary statements. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

In addition, statements of belief and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the date they are made, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain, and you are cautioned not to unduly rely upon these statements.

PROPOSAL 1

ELOC PROPOSAL

We are seeking approval of the issuance of shares of the Company’s common stock pursuant to the Equity Purchase Facility Agreement (the “Purchase Agreement”) dated October 24, 2025 between the Company and the Investor party thereto, in accordance with Nasdaq Rule 5635(d) (the "ELOC Proposal")

Overview

As described in more detail below, on October 24, 2025, the Company entered into an equity purchase facility agreement (the “Purchase Agreement”) and a registration rights agreement (the “Registration Rights Agreement”) with a certain institutional investor (the “Investor”), pursuant to which the Investor committed to purchase up to $250 million of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) over a period of up to 24 months.

The Company’s Common Stock is listed on the Nasdaq Capital Market, and, as such, the Company is subject to the applicable rules of the Nasdaq Stock Market LLC (“Nasdaq”), including Nasdaq Listing Rules 5635. Nasdaq Listing Rule 5635(d) requires the Company to obtain stockholder approval prior to certain issuances with respect to Common Stock or securities convertible into Common Stock other than in a public offering if the price is below the “Minimum Price” (as determined in accordance with Nasdaq rules) in an amount greater than or equal to 20% of the number of shares of Common Stock outstanding prior to such issuance, regardless of whether such shares are issued to one person or group or are more widely distributed. The Purchase Agreement provides for sales of the Common Stock at an offering price below the Minimum Price as discussed in detail below. The issuance of Common Stock pursuant to the Purchase Agreement may result in the Investor acquiring more than 20% of the amount of Common Stock issued and outstanding prior to the effective date of the Purchase Agreement at a price below the Minimum Price. Accordingly, the Company needs stockholder approval of the issuance of shares of Common Stock pursuant to the Purchase Agreement (without regard to any limitations set forth therein) by Nasdaq Listing Rule 5635.

Assuming that the Investor purchases all $250 million of Common Stock authorized under the Purchase Agreement, and all such shares of Common Stock, are issued, 151,515,152 shares of Common Stock could be issued assuming a price of $1.65 (the price at which Common Stock would have been issuable under the Purchase Agreement at the effective date of the Purchase Agreement) applies. In addition, under the terms of the Purchase Agreement, the Investor may not purchase Common Stock if such Investor or any of its affiliates would beneficially own (to the extent that after giving effect to such purchase) a number of shares of Common Stock which would exceed 9.99% of the shares of Common Stock outstanding immediately after giving effect to such purchase.

Equity Purchase Facility Agreement

On October 24, 2025, the Company entered into an equity purchase facility agreement (the “Purchase Agreement”) and the Registration Rights Agreement with a certain institutional investor (“Investor”), pursuant to which the Investor has committed to purchase up to $250 million of the Company’s Common Stock.

Upon the terms and subject to the satisfaction of the conditions set forth in the Purchase Agreement, the Company has the right, but not the obligation, to sell to the Investor, and the Investor is obligated to purchase, up to $250 million (the “Commitment Amount”) in shares of Common Stock. Such sales of Common Stock by the Company, if any, are subject to certain limitations set forth in the Purchase Agreement, and may occur from time to time, at the Company’s sole discretion, over a period of up to 24 months, commencing on the date of the Purchase Agreement (such period, the “Commitment Period”).

During the Commitment Period, the Company may from time to time, by written notice delivered by the Company to the Investor (each, an “Advance Notice”), direct the Investor to purchase a number of shares of Common Stock up to the Maximum Advance Amount (as defined therein) as set forth in the Advance Notice, subject to limitations and adjustments as set forth in the Purchase Agreement. The prices at which such shares will be sold will be based on the applicable Market Price (as defined therein). Unless earlier terminated as provided under the Purchase Agreement, the term of the facility provided under the Purchase Agreement expires on the earlier to occur of (i) the first day of the next month following the 24-month anniversary of the first trading date after the date of the Purchase Agreement (the “Effective Date”), (ii) the date on which the Investor shall have made payment of Advances (as defined therein) pursuant to the Purchase Agreement for shares of Common Stock equal to the Commitment Amount and all shares of Common Stock purchased pursuant to the Purchase Agreement have been delivered, and (iii) the date on which the Company announces or publicly discloses a material restatement of its financial statements for two or more fiscal quarters (the “Lapsed Registration Termination”).

Under the Purchase Agreement, the Company will control the timing and amount of sales of Common Stock to the Investor, if any. The Investor has no right to require the Company to sell any shares of Common Stock to the Investor, but the Investor is obligated to make purchases as the Company directs, subject to certain conditions set forth in the Purchase Agreement. Actual sales of shares of Common Stock to the Investor, if any, will depend on a variety of factors to be determined by the Company from time to time, including, among others, market conditions, the trading prices for the Common Stock, and determinations by the Company as to the appropriate sources of funding for the Company and its operations.

Consistent with the applicable Nasdaq listing rules, the aggregate number of shares of Common Stock that the Company may issue to the Investor under the Purchase Agreement may not exceed 19.99% of the shares of Common Stock issued and outstanding as of the execution date of the Purchase Agreement (the “Exchange Cap”), unless the Company first obtains stockholder approval to issue shares of Common Stock in excess of the Exchange Cap in accordance with applicable Nasdaq listing rules.

Pursuant to the Purchase Agreement, the Company is required to provide each stockholder entitled to vote at a meeting of stockholders of the Company (the “Stockholder Meeting”), which shall be promptly called and held not later than 60 days following the date of the Purchase Agreement, a proxy statement in a form reasonably acceptable to the Investor and its counsel, at the expense of the Company to solicit each of the Company’s stockholders’ affirmative vote at the Stockholder Meeting for approval of the proposal to authorize the issuance of all shares of Common Stock issuable thereunder in compliance with the rules and regulations of Nasdaq, and the Company is required to use its reasonable best efforts to solicit its stockholders’ approval of such proposal and to cause the board of directors of the Company to recommend to the stockholders that they approve such proposal.

Additionally, the Company may not direct the Investor to purchase any shares of Common Stock under the Purchase Agreement if such purchase, when aggregated with all other shares of Common Stock then owned by Investor and its affiliates beneficially, would result in Investor and its affiliates beneficially owning (on an aggregated basis) more than 9.99% of the then outstanding voting power or number of shares of Common Stock; provided that, Investor may increase or decrease this ownership limitation, upon notice to the Company, which notice will not be effective until the 61st day following the date such notice is delivered, not to exceed 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock held by the Investor.

The Purchase Agreement and the Registration Rights Agreement contain customary representations, warranties, conditions and indemnification obligations of the parties. The Company has the right to terminate the Purchase Agreement at any time effective 5 trading days after providing written notice to the Investor, at no cost or penalty, provided that there are no outstanding Advance Notices, the shares of Common Stock under which have yet to be issued.

As consideration for the Investor’s commitment to purchase shares of Common Stock in accordance with the Purchase Agreement, the Company agreed to pay a commitment fee in an amount equal to $100,000 (the “Commitment Fee”), issuable either, at the Investor’s option, (i) in cash or, (ii) by the issuance to the Investor on the Effective Date of such number of shares of Common Stock that is equal to the Commitment Fee divided by the lowest Daily VWAP (as defined therein) of Common Stock during the 10 trading days immediately prior to the Effective Date (collectively, the “Commitment Shares”). In addition, during the period beginning on the date of the Purchase Agreement through, and including, three calendar months after a Lapsed Registration Termination or any termination of the Purchase Agreement pursuant to Section 9.01(b) thereof, the Company granted to the Investor a right of first refusal with respect to certain third party offers received by the Company regarding the issuance or sale of any equity security or equity-linked or related security by the Company, subject to the notice and other conditions set forth in the Purchase Agreement.

In connection with the Purchase Agreement, on October 24, 2025, the Company also entered into the Registration Rights Agreement with the Investor with respect to the resale of the shares of Common Stock issuable under the Purchase Agreement and the Commitment Shares. The Registration Rights Agreement requires a registration statement registering such shares (the “Resale Registration Statement”) to be filed within 30 days following the date of the Registration Rights Agreement and that to be declared effective under the Securities Act of 1933, as amended (the “Securities Act”), by the earlier of the (i) 90th day after following the date the Resale Registration Statement is filed, or (ii) the fifth business day following the date when the SEC notifies the Company that the Resale Registration Statement will not be reviewed or is no longer subject to further review and comments of the SEC.

The offer and sale of the Common Stock pursuant to the Purchase Agreement and the Commitment Shares have not been registered under the Securities Act or any state securities laws. The Common Stock may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. Neither this Proxy Statement nor the appendices attached hereto, is an offer to sell or the solicitation of an offer to buy the Common Stock described herein or therein.

In the Purchase Agreement, Investor represented to the Company that it is an “accredited investor”, as defined in Rule 501 promulgated under the Securities Act, and the Company’s offer and sale of the Common Stock under the Purchase Agreement and the Commitment Shares are being made in reliance upon the exemptions from the registration requirements of the Securities Act pursuant to Section 4(a)(2) thereof and Rule 506(b) of Regulation D promulgated thereunder.

This description of the Purchase Agreement, the Registration Rights Agreement and the transactions related thereto does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement and the Registration Rights Agreement attached as Appendix A and Appendix B, respectively, to this Proxy Statement.

Reasons for Seeking Stockholder Approval

Our Common Stock is currently listed on the Nasdaq Capital Market and, as such, we are subject to the Nasdaq Listing Rules. The Company is restricted from issuing all shares of Common Stock that are otherwise issuable pursuant to the Purchase Agreement (without regard to any limitations set forth therein) by Nasdaq Listing Rule 5635(d).

In connection with the execution of the Purchase Agreement we agreed to hold a meeting of stockholders to, among other things, obtain the consent of the stockholders of the Company pursuant to Nasdaq Listing Rule 5635(d) for the issuance of all shares of our Common Stock that are issuable pursuant to the Purchase Agreement (without regard to any limitations set forth therein).

Stockholder approval of this Proposal 1 will constitute stockholder approval for purposes of Nasdaq Listing Rule 5635(d).

Pursuant to Nasdaq Listing Rule 5635(d), stockholder approval is required prior to the issuance of securities in a transaction, other than a public offering, involving the issuance or potential issuance by the Company of
Common Stock (or securities convertible into or exercisable for Common Stock), which equals 20% or more of the
Common Stock or 20% or more of the voting power outstanding before the issuance, at a price less than the “Minimum Price” (as determined in accordance with Nasdaq rules).

We are seeking stockholder approval because the maximum number of shares of Common Stock issuable to the Investor as described above under the Purchase Agreement may represent more than 20% of the
Company’s outstanding shares and/or voting power of Common Stock prior to such transactions and may be offered and sold at a price below the Minimum Price. Therefore, we are seeking the stockholder approval to fully issue shares of Common Stock that are issuable pursuant to the Purchase Agreement (without regard to any limitations thereon set forth in the Purchase Agreement).

Our Board has determined that the Purchase Agreement, and the Common Stock that may be issued thereby, are in the best interests of the Company and its stockholders given the potential additional capital that may be obtained by the Company in the future from sales and issuances of up to $250 million of Common Stock under the terms of the Purchase Agreement.

Accordingly, our Board believes that providing the Company the flexibility to fully issue shares of Common Stock that are issuable pursuant to the Purchase Agreement (without regard to any limitations thereon set forth in the Purchase Agreement) is in the best interest of the Company and its stockholders.

The Purchase Agreement provides an equity line of credit that will allow the Company to have the flexibility of raising capital and issue shares of Common Stock from time to time in a flexible manner compared to traditional equity offerings. The proceeds received may be used for working capital, operating expenses, debt repayment, other general corporate purposes, and could help the Company increase the stockholders’ equity, which can ensure the Company continues to comply with the Nasdaq continued listing requirement under Listing Rule 5550(b)(1) as the alternative for the MVLS requirement.

We cannot predict if the Company will exercise its rights to sell Common Stock to the Investor. Assuming that the Investor purchases all $250 million of Common Stock authorized under the Purchase Agreement, and all such shares of Common Stock, are issued, 151,515,152 shares of Common Stock could be issued assuming a price of

$1.65 (the price at which Common Stock would have been issuable under the Purchase Agreement at the Effective Date of the Purchase Agreement) applies.

Therefore, we are seeking stockholder approval under this Proposal 1 to fully issue all shares of Common Stock that are issuable pursuant to the Purchase Agreement (without regard to any limitations thereon set forth in the Purchase Agreement), if necessary, under the terms of the Purchase Agreement.

Risks Relating to the Issuance of the Common Stock Under the Purchase Agreement

The issuance of our Common Stock in under the Purchase Agreement will cause substantial dilution, which may materially affect the trading price of our common stock and earnings per share. Assuming that the Investor purchases all $250 million of Common Stock authorized under the Purchase Agreement, and all such shares of Common Stock, are issued, 151,515,152 shares of Common Stock could be issued assuming a price of $1.65 (the price at which Common Stock would have been issuable under the Purchase Agreement at the Effective Date of the Purchase Agreement) applies.
Interests of Directors, Officers, and Affiliates

None of our current directors, officers or affiliates has an interest in the Purchase Agreement, except for the Investor and its affiliates, which are existing stockholders.

Consequences of Non-Approval

If we do not receive the approval contemplated in this Proposal 1, we will not be able to satisfy all of our obligations under the Purchase Agreement. Furthermore, the Investor will not be able to purchase more than 1,369,113 shares of Common Stock, which was 19.99% of Common Stock issued and outstanding on the Effective Date of the Purchase Agreement. Under the Purchase Agreement, the consent of the Investor is required in order for the Company to be permitted to issue certain securities in capital raising transactions. If this proposal is not approved, the Investor may withhold such consent, preventing the Company from conducting such an offering. The Company may be unable to obtain alternative financing, which could prevent the Company from having sufficient resources to fund its operations. Additionally, if stockholders do not approve this proposal at the Special Meeting, the Company must adjourn and reconvene the stockholder meeting at least as often as every thirty (30) calendar days thereafter until such stockholder approval is obtained, but in no event later than the three hundred and sixty-fifth (365th) calendar day after the Effective Date of the Purchase Agreement.

Accordingly, our Board believes that providing the Company the flexibility to fully issue shares of Common Stock that are issuable pursuant to the Purchase Agreement (without regard to any limitations thereon set forth in the Purchase Agreement) is in the best interest of the Company.

Effect on Current Stockholders

The issuance of shares of Common Stock as contemplated by this Proposal 1 would result in an increase in the number of shares of Common Stock outstanding, and our stockholders will incur dilution of their percentage ownership.

If this proposal is approved, existing stockholders will suffer dilution in ownership interests and voting rights as a result of the issuance of shares of Common Stock under the Purchase Agreement. Assuming that the Investor purchases all $250 million of Common Stock authorized under the Purchase Agreement, and all such shares of Common Stock, are issued, 151,515,152 shares of Common Stock could be issued assuming a price of $1.65 (the price at which Common Stock would have been issuable under the Purchase Agreement at the Effective Date of the Purchase Agreement) applies. The numbers of shares of Common Stock described above does not give effect to (i) the potential future issuance of shares of Common Stock pursuant to outstanding Series A preferred stock, Series B preferred stock, options and warrants, and convertible debt instruments, or (ii) any other potential future issuances of Common Stock. The sale into the public market of these shares also could materially and adversely affect the market price of the Common Stock.

If this proposal is approved, the issuance of the Common Stock could have an anti-takeover effect because such issuance would make it more difficult for, or discourage an attempt by, a party to obtain control of the Company by tender offer or other means. The issuance of the Common Stock will increase the number of shares entitled to vote, increase the number of votes required to approve a change of control of the Company, and dilute the interest of a party attempting to obtain control of the Company. The Board does not have any current knowledge of any effort by any third party to accumulate the Company’s securities or obtain control of the Company by any means.

Required Vote and Recommendation of Board of Directors

Approval of Proposal 1 requires the affirmative vote of stockholders representing a majority of votes cast at the Meeting. Abstentions and “broker non-votes,” if any, will have no effect on the outcome of this vote.

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF, PURSUANT TO NASDAQ RULE 5635, THE ISSUANCE OF SHARES OF THE COMPANY’S COMMON STOCK PURSUANT TO THE EQUITY PURCHASE FACILITY AGREEMENT (WITHOUT REGARD TO ANY LIMITATIONS THEREON SET FORTH IN THE EQUITY PURCHASE FACILITY AGREEMENT).

PROPOSAL 2

NASDAQ STOCK ISSUANCE PROPOSAL (SERIES C PREFERRED STOCK)

We are seeking approval of the issuance of shares of Common Stock upon the conversion of shares of the Series C Convertible Preferred Stock, issued pursuant to the Amendment and Exchange Agreements dated December 3, 2025 between the Company and certain institutional investors (the “Exchange Agreements”) and the corresponding Certificate of Designations of Rights and Preferences of Series C Convertible Preferred Stock (the “Certificate of Designations”), in accordance with Nasdaq Rule 5635.

Overview

As described in more details below, on December 3, 2025, the Company entered into the Amendment and Exchange Agreements (the “Exchange Agreements”), by and among the Company and certain institutional investors, pursuant to which such investors may exchange (collectively, the "Exchanges"), in one or more exchanges, portions of certain secured convertible term loans of the Company (the “Existing Convertible Securities”) and certain original issue discount senior secured convertible debentures due 2026 of the Company (the “Existing Debentures”, and together with the Existing Convertible Securities, the “Existing Securities”), into 3,814 shares of Series C preferred convertible stock (the “Series C Preferred Stock”), as set forth and subject to the terms and conditions in the Exchange Agreements, in reliance on the exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”). On December 3, 2025, the Company and three (3) institutional investors closed the Exchanges, and the Company issued 3,814 shares of Series C Preferred Stock to such investors.

The Company’s Common Stock is listed on the Nasdaq Capital Market, and, as such, the Company is subject to the applicable rules of the Nasdaq Stock Market LLC (“Nasdaq”), including Nasdaq Listing Rules 5635. Nasdaq Listing Rule 5635(d) requires the Company to obtain stockholder approval prior to certain issuances with respect to Common Stock or securities convertible into Common Stock other than in a public offering if the price is below the “Minimum Price” (as determined in accordance with Nasdaq rules) in an amount greater than or equal to 20% of the number of shares of Common Stock outstanding prior to such issuance, regardless of whether such shares are issued to one person or group or are more widely distributed. The Series C Preferred Stock currently has a conversion price greater than or equal to the Minimum Price as of the date of the Exchange Agreement. However, the Certificate of Designations of the Series C Preferred Stock contains adjustment provisions that provide for the reduction of the conversion price thereof upon certain issuances of securities by the Company at an offering price below such conversion price, as well as, upon certain triggering events, to convert on an Alternate Conversion Price, as discussed in details below. The issuance of Common Stock upon the conversion of the Series C Preferred Stock at such a reduced conversion or exercise price may result in certain holders acquiring more than 20% of the amount of Common Stock issued and outstanding prior to the Exchange at a price below the Minimum Price. Accordingly, the Company needs stockholder approval of the issuance of shares of Common Stock upon any such reset of the conversion of the Series C Preferred Stock.

Assuming the issuance of all shares of Common Stock upon conversion of the Series C Preferred Stock, the institutional investors, would own approximately 4.8 million shares of Common Stock, assuming conversion at the initial conversion price of $0.95 per share. Such shares would constitute approximately 26% of the then-outstanding Common Stock after the issuance of such shares. Because the conversion price of the Series C Preferred Stock may be adjusted, the number of shares that will actually be issued may be more or less than such number of shares. In addition, under the terms of the Series C Preferred Stock, a holder may not convert the Preferred Stock if such holder or any of its affiliates would beneficially own (to the extent that after giving effect to such conversion) a number of shares of Common Stock which would exceed 9.99% of the shares of Common Stock outstanding immediately after giving effect to such conversion.

Background

On September 18, 2023, the Company entered into a convertible senior secured term loan agreement, the "2023 Term Loan Agreement", with ATW Special Situations II LLC ("ATW II") as collateral agent (in such capacity, the “Collateral Agent”) and lender, and Transocean Finance Limited ("Transocean"), ATW Special Situations I, LLC ("ATW I"), Material Impact Fund II, L.P. ("MIF"), and RCB Equities #1, LLC ("RCB"), as lenders. The initial amount funded under the 2023 Term Loan Agreement was $11,600,000 (the "September 2023 Term Loan"). On December 31, 2023, the Company entered into a First Amendment to 2023 Term Loan Agreement, dated as of December 31, 2023 (the “First Amendment”), by and among the Company, the subsidiary guarantors (as defined in the First Amendment) and ATW II which amended the 2023 Term Loan Agreement with ATW II, as collateral agent (as replaced by Acquiom Agency Services LLC, in such capacity, the “Collateral Agent”) and lender, and Transocean, ATW I, MIF, and RCB, as lenders (collectively, the “Initial Lenders”). The First Amendment provided the Company with an incremental loan in the aggregate principal amount of $695,000 (the “December 2023 Incremental Loan”), subject to the terms and conditions set forth in the Term Loan Agreement and the First Amendment. On January 30, 2024, the Company entered into a Second Amendment to Term Loan Agreement, dated as of January 30, 2024 (the “Second Amendment”), by and among the Company, the guarantors (as defined in the Second Amendment) and the required lenders (as defined in the Second Amendment), which amended the 2023 Term Loan Agreement. In connection with the Second Amendment, the Company also entered into a Second Agreement regarding incremental loans, dated as of January 30, 2024 (the “Second Agreement”), by and among the Company, the guarantors (as defined in the Second Agreement), and ATW II and MIF, as incremental lenders. The Second Agreement provides the Company with an incremental loan in the aggregate principal amount of $3,753,144 (the “January 2024 Incremental Loan”). The January 2024 Incremental Loan was made on the same terms as the 2023 Term Loan and be deemed to be Additional Term Loans for all purposes under the 2023 Term Loan Agreement.

On November 4, 2024, the Company entered into a Securities Purchase Agreement (the “SPA”) with ATW I pursuant to which ATW I purchased $1,150,000 in principal amount of original issue discount senior secured convertible debentures, with an option to purchase up to an aggregate of $21,150,000 in principal amount of such original issue discount senior secured convertible debentures (the “November 2024 Debentures”). On December 11, 2024, the Company issued additional November 2024 Debentures to ATW II in the aggregate principal amount of $1,000,000.00.

Nasdaq Delisting Proceedings

As previously disclosed by the Company in its filings with the SEC, on October 16, 2025, the Company received a deficiency letter (the “Deficiency Letter”) from the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that, for the preceding 30 consecutive trading days, the market value of the Company’s listed securities had been below the minimum $35,000,000 requirement for continued listing on The Nasdaq Capital Market, pursuant to Nasdaq Listing Rule 5550(b)(2) (the “MVLS Requirement”). The Company also did not meet the alternative equity requirement under Nasdaq Listing Rule 5550(b)(1) (the “Equity Rule”) or the alternative net income requirement under Nasdaq Listing Rule 5550(b)(3).

The Company timely requested a hearing before a Hearings Panel. On December 4, 2025 the Company attended a hearing before the Hearings Panel. No decision has been announced by the Hearings Panel.

As previously reported in the Company’s Current Report on Form 8-K filed December 8, 2025, as a result of certain conversions of convertible debt to equity, and the sales of common stock of the Company under the an at-the-market sales agreement, as of the date of such Current Report, the Company believed it had stockholders’ equity well in excess of the $2.5 million requirement for continued listing pursuant to Listing Rule 5550(b)(1) as the alternative for the MVLS Requirement.

Amendment and Exchange Agreements

On December 3, 2025, the Company and certain institutional investors each entered into an Amendment and Exchange Agreement (collectively, the “Exchange Agreements"), pursuant to which such investors may exchange (collectively, the "Exchanges"), in one or more exchanges, portions of certain secured convertible term loans of the Company (the “Existing Convertible Securities”) and certain original issue discount senior secured convertible debentures due 2026 of the Company (the “Existing Debentures”, and together with the Existing Convertible Securities, the “Existing Securities”), into 3,814 of Series C preferred convertible stock (the “Series C Preferred Stock”), as set forth and subject to the terms and conditions in the Exchange Agreements and the Certificate of Designations of Rights and Preferences of the Series C Preferred Stock (the “Certificate of Designations”), , in reliance on the exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”). In addition, by written notice from holders of the Existing Securities to the Company and subject to other terms and conditions set forth in the Exchange Agreements, the Company shall exchange additional portion of the amounts outstanding under the Existing Securities as set forth in such notice into shares of Series C Preferred Stock, through one or more additional Exchanges from time to time, in reliance on the exemption from registration provided by Section 3(a)(9) of the Securities Act.

The Exchange Agreements further amended the Securities Purchase Agreement dated as of August 6, 2025, as amended (the “Securities Purchase Agreement”), and contained certain covenants of the Company to, among other items, hold one or more stockholder meetings no later than March 3, 2026, seeking stockholders’ approval in respect of (w) one or more reverse stock splits over the next 12 months up to an aggregate ratio of 250 shares-to-1 share, (x) approval of the increase of the authorized shares of the Company from 625,000,000 to 1,500,000,000, (y) the issuance of all of the Securities (as defined in the Securities Purchase Agreement) in compliance with the rules and regulations of the Nasdaq Capital Market (“Nasdaq”), and (z) and the issuance pursuant to the Exchange Agreements of all Series C Preferred Stock and the shares of the Company’s common stock issuable underlying the Series C Preferred Stock upon conversion, in compliance with the rules and regulations of Nasdaq.

On December 3, 2025, the Company and three (3) institutional investors closed the Exchange, and the Company issued 3,814 shares of Series C Preferred Stock to such investors.

This description of the Exchange Agreements and the transactions related thereto does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Exchange Agreements attached as Appendix C to this Proxy Statement.

Series C Convertible Preferred Stock

On December 3, 2025, the Company designated 100,000 shares of the Company’s authorized and unissued preferred stock as Series C Preferred Stock (“Preferred Shares”) and established the rights, preferences and privileges of the

Series C Preferred Stock pursuant to the Certificate of Designations filed with the Secretary of State of the State of Delaware, as summarized below:

General. Each share of Series C Preferred Stock has a stated value of $1,000 per share and, when issued, the Series C Preferred Stock will be fully paid and non-assessable.

Ranking. The Series C Preferred Stock, with respect to the payment of dividends, distributions and payments upon the liquidation, dissolution and winding up of the Company, ranks senior to all capital stock of the Company, unless the Required Holders (as defined in the Certificate of Designations) consent to the creation of other capital stock of the Company that is senior or equal in rank (which, for the avoidance of doubt, such parity stock shall include the Series A Convertible Preferred Stock, $0.0001 par value, of the Company and Series B Convertible Preferred Stock, $0.0001 par value, of the Company) to the Series C Preferred Stock.

Dividends. The holders of Series C Preferred Stock will be entitled to a 10% per annum dividends, on an as-if converted basis, equal to and in the same form as dividends actually paid on shares of the Company’s common stock (the “Common Stock”), when and if actually paid. The dividends are payable to each record holder of the Series C Preferred Stock in shares of Common Stock so long as there has been no Equity Conditions Failure (as defined in the Certificate of Designations), and the Company may, at its option, under certain circumstances, capitalize the dividend by increasing the stated value of each Preferred Shares or elect a combination of the capitalized dividend and a payment in dividend shares.

Purchase Rights. If at any time the Company grants, issues or sells any options, convertible securities, or rights to purchase stock, warrants, securities or other property pro rata to all or substantially all of the record holders of any class of Common Stock (the “Purchase Rights”), then each holder of Series C Preferred Stock will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such holder could have acquired if such holder had held the number of shares of Common Stock acquirable upon complete conversion of all the Series C Preferred Stock held by such holder immediately prior to the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights at the Alternate Conversion Price (as defined below); subject to certain limitations on beneficial ownership.

Conversion Rights

Conversion at Option of Holder. At any time from and after the first date of issuance of any Preferred Shares (the “Initial Issuance Date”), each holder of Series C Preferred Stock may convert all, or any part, of the outstanding Series C Preferred Stock, at any time at such holder’s option, into shares of the Common Stock (which converted shares of Common Stock are referred to as “Conversion Shares” herein) at the fixed “Conversion Price” of $0.95, which is subject to proportional adjustment upon the occurrence of any stock split, stock dividend, stock combination and/or similar transactions. The amounts to be converted include unpaid dividends and other charges for the Preferred Shares.

Voluntary Adjustment Right. Subject to the rules and regulations of the Nasdaq, the Company has the right, at any time, with the written consent of the Required Holders, to lower the fixed conversion price to any amount and for any period of time deemed appropriate by the board of directors of the Company (the “Board”).

Alternate Conversion at the Holder’s Election. At any time after the Initial Issuance Date, a holder may elect to convert the Series C Preferred Stock held by such holder at the “Alternate Conversion Price” equal to the lesser of:

••the Conversion Price; and

••the greater of:
◦the floor price of $0.19 (the “Floor Price”); and
◦98% of the lowest volume weighted average price ("VWAP") of the Common Stock during the 10 consecutive trading days immediately prior to such conversion.

Alternate Conversion Upon a Triggering Event. Following the occurrence and during the continuance of a Triggering Event (as defined below), each holder may alternatively elect to convert the Series C Preferred Stock at the “Alternate Conversion Price”.

The Certificate of Designations contains standard and customary triggering events (each, a “Triggering Event” including certain Bankruptcy Triggering Event (as defined therein)), including but not limited to: (i) the suspension from trading or the failure to list the Common Stock within certain time periods; (ii) failure to declare or pay any dividend when due; (iii) the occurrence of any default under, redemption of or acceleration prior to maturity of at least an aggregate of $500,000 of Indebtedness (as defined in the Exchange Agreements) of the Company, (iv) the Company’s failure to cure a conversion failure of failure to deliver shares of the Common Stock upon conversion, or notice of the Company’s intention not to comply with a request for conversion of any Series C Preferred Stock, and (v) bankruptcy or insolvency of the Company.

From and after the occurrence and during the continuance of any Triggering Event, the Dividend Rate in effect shall automatically be increased to the lesser of 18% per annum and the maximum rate permitted under applicable law.

If at the time of a conversion the Alternate Conversion Price is determined to be the Floor Price because such Floor Price is greater than 98% of the lowest VWAP of a share of Common Stock during the ten (10) trading day period ending and including the trading day immediately preceding the delivery or deemed delivery of the applicable conversion notice, then the Conversion Amount (as defined in the Certificates of Designations), shall automatically increase pro rata, by the applicable Alternate Conversion Floor Amount (as defined therein).

Other Adjustments. In connection with the Exchanges, the Company has agreed to seek stockholder approval at a special meeting of stockholders to be held not later than January 17, 2026 of the issuance of all of the Conversion Shares issuable pursuant to the Exchange Agreements at a conversion price below the Conversion Price in compliance with the rules and regulations of Nasdaq (the date of such approval, the “Stockholder Approval Date”). If, at any time on or after the date of the Exchange Agreements, the Company issues any shares of Common Stock for a consideration per share (the “New Issuance Price”) less than a price equal to the Conversion Price in effect immediately prior to such issuance, the Conversion Price shall be reduced to the New Issuance Price.

If on either of (i) the 30th calendar day after the Initial Issuance Date or (ii) the 60th calendar day after the Initial Issuance Date, as applicable, (each, an “Adjustment Date”), the Conversion Price then in effect is greater than the greater of (A) the Floor Price and (B) the Market Price (as defined therein) then in effect (the “Adjustment Price”), on the Adjustment Date the Conversion Price shall automatically lower to the Adjustment Price.

Bankruptcy Triggering Event Redemption Right. Upon any Bankruptcy Triggering Event, the Company shall immediately redeem in cash all amounts due under the Series C Preferred Stock at a redemption price equal to the greater of (1) a 25% redemption premium on the Conversion Amount to be redeemed; and (2) the product of (X) the Conversion Rate (calculated using the lowest Alternate Conversion Price during the period commencing on the 20th Trading Day immediately preceding such public announcement and ending on the date the Company makes the entire redemption payment), multiplied by (Y) the equity value at a 25% redemption premium, unless the holder waives such right to receive such payment. The equity value of the Common Stock underlying the Series C

Preferred Stock is calculated using the greatest closing sale price of the Common Stock on any trading day during the period commencing on the trading day immediately preceding such Bankruptcy Triggering Event and ending on the date the Company makes the entire payment required.

Change of Control Exchange. Upon a change of control of the Company, each holder may require the Company to exchange such holder’s shares of Series C Preferred Stock for consideration equal to the Change of Control Election Price (as defined in the Certificate of Designations), to be satisfied at the Company’s election in either (x) cash or (y) rights convertible into such securities or other assets to which such holder would have been entitled with respect to such shares of Common Stock had such shares of Common Stock been held by such holder upon consummation of such corporate event.

Company Optional Redemption. At any time the Company shall have the right to redeem in cash all, but not less than all, the shares of Series C Preferred Stock then outstanding at a 25% redemption premium to the greater of (i) the Conversion Amount being redeemed, and (ii) the product of (1) the Conversion Rate with respect to the Conversion Amount being redeemed, multiplied by (2) the equity value of the Common Stock underlying the Series C Preferred Stock. The equity value of the Common Stock underlying the Series C Preferred Stock is calculated using the greatest closing sale price of the Common Stock on any trading day during the period commencing on the trading day immediately preceding the date the Company notifies the holders of the Company’s election to redeem and ending on the trading day immediately prior to the date the Company makes the entire payment required.

Fundamental Transactions. The Certificate of Designations prohibits the Company from entering specified fundamental transactions (including, without limitation, mergers, business combinations and similar transactions) unless the Company (or the Company’s successor) assumes in writing all of the Company’s obligations under the Certificate of Designations and the other Transaction Documents (as defined in the Certificate of Designations).

Voting Rights. The holders of the Series C Preferred Stock shall have no voting power and no right to vote on any matter at any time, either as a separate series or class or together with any other series or class of share of capital stock, and shall not be entitled to call a meeting of such holders for any purpose nor shall they be entitled to participate in any meeting of the holders of Common Stock, except as provided in the Certificate of Designations (or as otherwise required by applicable law).

Covenants. The Certificate of Designations contains a variety of obligations on the Company’s part not to engage in specified activities. In particular, the Company will not, and will cause the Company’s subsidiaries to not, redeem, repurchase or declare any dividend or distribution on any of the Company’s capital stock (other than as required under the Certificate of Designations) and will not incur any indebtedness other than ordinary course trade payables or, subject to certain exceptions, incur any liens. In addition, the Company will not issue any Preferred Shares (except as contemplated in the Exchange Agreements) or issue any other securities that would cause a breach or default under the Certificate of Designations.

Reservation Requirements. So long as any Series C Preferred Stock remains outstanding, the Company shall at all times reserve at least 100% of the number of shares of Common Stock as shall from time to time be necessary to effect the conversion of all Series C Preferred Stock then outstanding.

The foregoing description of the Series C Convertible Preferred Stock does not purport to be complete and is qualified in its entirety by reference to the complete text of the Certificate of Designations, attached as Appendix D to this Proxy Statement and incorporated herein by reference.

Reasons for Seeking Stockholder Approval

Our Common Stock is currently listed on the Nasdaq Capital Market and, as such, we are subject to the Nasdaq Listing Rules. The Company is restricted from issuing all shares of Common Stock that are otherwise issuable pursuant to the Certificate of Designations and the Exchange Agreement (without regard to any limitations set forth therein) by Nasdaq Listing Rule 5635.

In connection with the execution of the Exchange Agreements we agreed to hold a meeting of stockholders to, among other things, obtain the consent of the stockholders of the Company pursuant to Nasdaq Listing Rule 5635 for the issuance of all shares of our Common Stock that are issuable pursuant to the Certificate of Designations and the Exchange Agreement (without regard to any limitations set forth therein).

Stockholder approval of this Proposal 2 will constitute stockholder approval for purposes of Nasdaq Listing Rule 5635.

Our Board has determined that the Exchange Agreements, and the Common Stock that may be issued thereby, are in the best interests of the Company and its stockholders because of the corresponding increase in the stockholders equity in the Company that will result from the exchanges of the Existing Securities for the Series C Preferred Stock, and the contribution of that additional stockholders equity toward gaining compliance with the Equity Rule.

We cannot predict if the holders of the Series C Preferred Stock will convert their holdings into Common Stock. Assuming that all shares of Series C Preferred Stock are issued and all instruments are converted into Common Stock, 4.8 million shares of Common Stock could be issued assuming a conversion price of $0.95 per share.

Because the conversion price of the Series C Preferred Stock may be adjusted, the number of shares that will actually be issued may be more or less than such number of shares. In addition, under the terms of the Series C Preferred Stock, a holder may not convert the Preferred Stock if such holder or any of its affiliates would beneficially own (to the extent that after giving effect to such conversion) a number of shares of Common Stock which would exceed 9.99% of the shares of Common Stock outstanding immediately after giving effect to such conversion.

Therefore, we are seeking stockholder approval under this Proposal 2 to fully issue all shares of Common Stock that are issuable pursuant to the Exchange Agreements (without regard to any limitations thereon set forth in the Exchange Agreements), if necessary, under the terms of the Exchange Agreements.

Risks Relating to the Series C Preferred Stock and the Issuance of the Common Stock Upon Conversion

The issuance of our Common Stock in connection with the conversion of the Series C Preferred Stock will cause substantial dilution, which may materially affect the trading price of our common stock and earnings per share. Assuming that all 3,814 shares of Series C Preferred Stock are converted into Common Stock, 4.8 million shares of Common Stock could be issued assuming a conversion price of $0.95 per share, or 24.1 million shares if the Floor Price of $0.19 per share applies.

Moreover, if as of the maturity date of the Series C Preferred Stock, our Common Stock is not listed for trading on a stock exchange, or any event of default (as defined in the Certificates of Designations) has occurred and is continuing on the maturity date of the Series C Preferred Stock, and in certain other limited circumstances, then payment under the Series C Preferred Stock must be made in cash.

Whether or not the Company has sufficient funds to pay required amounts under the Series C Preferred Stock, a required repayment in cash could have a material adverse effect on the Company, including its financial condition, results of operations, liquidity, prospects, and cash flows. In addition, while the Company expects to obtain substantial economic and other benefits in connection with the issuance of the Series C Preferred Stock, if the Company defaults on any terms or obligations relating to the Series C Preferred Stock, the Company’s financial condition, results of operations, liquidity, prospects, and cash flows would be materiality and adversely impacted.
Interests of Directors, Officers, and Affiliates

None of our current directors, officers or affiliates has an interest in the Series C Preferred Stock to be issued under the Purchase Agreement, except for the institutional investors and their affiliates, which are existing stockholders.

Consequences of Non-Approval

If we do not receive the approval contemplated in this Proposal 2, we will not be able to satisfy all of our obligations under the Exchange Agreements. Furthermore, the institutional investors will not be able to vote or convert their shares of Series C Preferred Stock at a conversion price below the current conversion price thereof. Under the Exchange Agreements, the consent of the institutional investors is required in order for the Company to be permitted to issue certain securities in capital raising transactions. If this proposal is not approved, the institutional investors may withhold such consent, preventing the Company from conducting such an offering. The Company may be unable to obtain alternative financing, which could prevent the Company from having sufficient resources to fund its operations. Additionally, if stockholders do not approve this proposal at the Special Meeting, the Company must also include a proposal to approve this proposal at a subsequent meeting of stockholders to be held on or before March 3, 2026. In the event that stockholder approval is not obtained at such subsequent meeting, the Company must cause additional meetings of stockholders to be held every sixty (60) calendar days thereafter until such approval is obtained. The Company would bear the costs associated with including this proposal for stockholder approval at subsequent stockholder meetings.

Accordingly, our Board believes that providing the Company the flexibility to fully issue shares of Common Stock that are issuable pursuant to the Exchange Agreements (without regard to any limitations thereon set forth in the Exchange Agreements) is in the best interest of the Company.

Effect on Current Stockholders

The issuance of shares of Common Stock as contemplated by this Proposal 2 would result in an increase in the number of shares of Common Stock outstanding, and our stockholders will incur dilution of their percentage ownership.

If this proposal is approved, existing stockholders will suffer dilution in ownership interests and voting rights as a result of the issuance of shares of Common Stock upon the conversion of the shares of Series C Preferred Stock.

If this proposal is approved, the issuance of the Common Stock could have an anti-takeover effect because such issuance would make it more difficult for, or discourage an attempt by, a party to obtain control of the Company by tender offer or other means. The issuance of the Common Stock will increase the number of shares entitled to vote, increase the number of votes required to approve a change of control of the Company, and dilute the interest of a party attempting to obtain control of the Company. The Board does not have any current knowledge of any effort by any third party to accumulate the Company’s securities or obtain control of the Company by any means.

Required Vote and Recommendation of Board of Directors

Approval of Proposal 2 requires the affirmative vote of stockholders representing a majority of votes cast at the Meeting. Abstentions and “broker non-votes,” if any, will have no effect on the outcome of this vote.

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF, PURSUANT TO NASDAQ RULE 5635, THE ISSUANCE OF SHARES OF THE COMPANY’S COMMON STOCK PURSUANT TO THE EXCHANGE AGREEMENTS AND THE CORRESPONDING CERTIFICATE OF DESIGNATIONS OF RIGHTS AND PREFERENCES OF SERIES C CONVERTIBLE PREFERRED STOCK (WITHOUT REGARD TO ANY LIMITATIONS THEREON SET FORTH IN THE EXCHANGE AGREEMENTS).

PROPOSAL 3

REVERSE SPLIT PROPOSAL

Proposal 3 is to authorize the Company’s Board of Directors, in its sole and absolute discretion and without further stockholder approval, to effect one or more reverse stock splits (“Reverse Stock Splits”) of our outstanding shares of common stock at any time before the next Annual General Meeting at a ratio to be determined by the Company’s Board of Directors ranging from a cumulative ratio of one to 5 to a cumulative ratio of one to 250 by amending the Amended and Restated Certificate of Incorporation of the Company at such time and date, if at all, as determined by the Board of Directors in its sole discretion, provided that all fractional shares as a result of the reverse stock split shall be automatically rounded up to the nearest whole share.

The Board of Directors believes that a proposed reverse stock split authorization is desirable to avoid future delisting by NASDAQ or delisting warnings from NASDAQ, and to ensure that shares will be available, if needed, for issuance of grants of equity awards, possible acquisitions of companies, products, or technologies, potential business and financial transactions, and other corporate purposes. Our Board of Directors has approved and has recommended that our stockholders approve this Proposal 3. If the stockholders approve this proposal, one or more reverse stock splits will be effected only upon a determination by the Board of Directors that each such reverse stock split is in the best interests of the stockholders at that time. In connection with any determination to effect a reverse stock split, the Board of Directors will set the timing for such a split and select the specific ratio from within the range of ratios set forth herein.

The determination as to whether the reverse stock splits will be effected and, if so, pursuant to which ratio, will be based upon those market or business factors deemed relevant by the Board of Directors at that time, including, but not limited to:

•our ability to continue our listing on the NASDAQ;

•existing and expected marketability and liquidity of the common stock;

•the historical and then-prevailing trading price and trading volume of the common stock;

•prevailing stock market conditions;

•general economic conditions in our industry;

•the anticipated impact of the reverse split on the trading market for our common stock;

•the anticipated impact of the reverse split on our ability to raise financing;

•business developments affecting the Company;

•the likely effect on the market price of the Company’s Common Stock;

•the marketability and liquidity of the Company’s Common Stock;

•our market capitalization before, and anticipated market capitalization after, the Reverse Stock Split;

•the number of authorized and unissued shares of common stock available under our Certificate of Incorporation prior to the Reverse Stock Split;

•the number of shares of common stock reserved for future issuance prior to the Reverse Stock Split; and

•the estimated number of additional shares of common stock our Board expects to be required or desirable to raise the additional financing necessary to operate our business and satisfy our obligations and otherwise for the continued growth and development of our business following the Reverse Stock Split.

Our Board of Directors believes that stockholder approval granting us discretion to set the actual ratio within the range described above, rather than stockholder approval of a specified ratio, is in our best interests and those of our stockholders because it is not possible to predict market conditions at the time the Reverse Stock Splits would be implemented. This proposal provides us with maximum flexibility to achieve the desired results of the Reverse Stock Splits and to react to many factors that may affect how we determine the ratio. These factors include, the then-current market conditions and volatility in the market price of our common stock, setting a ratio that is intended to maintain for the foreseeable future, given market fluctuations, and achieving a stock price well in excess of $1 per share to avoid potential future delisting from the NASDAQ, amongst others. The delisting from NASDAQ could have an adverse effect on our business, liquidity, and on the trading of our common stock due to, among other things, potential loss of confidence by partners, lenders, suppliers, customers, and employees, and increased difficulty in raising capital. Therefore, we believe that granting our Board the authority to set the ratio for the Reverse Stock Split is essential because it allows us to take these factors into consideration and to react to changing market conditions.

We also believe that an increased market price of our common stock may improve the marketability and liquidity of our common stock and encourage interest and trading in our shares of common stock, as well as bring the price of our common stock to a level commensurate with peer companies. In addition, a low per share price may negatively impact our acceptability to certain institutional investors, professional investors, and other market participants.

If the Reverse Stock Split Proposal is approved by our stockholders, our Board will have the discretion to implement the Reverse Stock Splits or to not effect the Reverse Stock Splits at all.

If our stockholders approve the Reverse Stock Split Proposal, the Reverse Stock Splits will be effected, if at all, only upon a determination by the Board that the Reverse Stock Splits are in our best interests and those of our stockholders at that time. No further action on the part of the stockholders will be required to either effect or abandon the Reverse Stock Splits. If our Board does not implement the Reverse Stock Splits prior to our next Annual General Meeting, the authority granted in this proposal to implement the Reverse Stock Splits will terminate and the Reverse Stock Splits will be abandoned.

If the Board of Directors determines to implement a reverse stock split, we intend to issue a press release announcing the terms and effective date of the reverse stock split before we file the Certificate of Amendment with the Secretary of State of the State of Delaware.

No fractional shares will be issued in connection with a reverse stock split. To avoid the existence of fractional shares of the common stock, any fractional shares that would otherwise be issued as a result of the reverse stock split will be rounded up to the nearest whole share.

If our Board of Directors determines that effecting a reverse stock split is in the best interest of the Company and its stockholders, the reverse stock split will become effective upon the filing of a Certificate of Amendment to our Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware. The form of the proposed Certificate of Amendment to our Amended and Restated Certificate of Incorporation to effect the reverse stock split will be in substantially the form as attached to this Proxy Statement as Appendix E. The Certificate of Amendment filed thereby will set forth the number of shares to be combined into one share of our Common Stock within the limits set forth in this proposal, but will not have any effect on the number of shares of common stock or preferred stock currently authorized, the ability of our Board to designate preferred stock, the par value of our common or preferred stock, or any series of preferred stock previously authorized (except to the extent such reverse stock split adjusts the conversion ratio of such previously designated preferred stock). The description of the Certificate of Amendment to the Company’s Amended and Restated Certificate of Incorporation herein does not purport to be complete and is qualified in its entirety by reference to the complete text of the Certificate of Amendment, which is attached hereto as Appendix E.

Effect of the Reverse Stock Splits

If approved by our stockholders and implemented by the Board of Directors, as of the effective time of the Certificate of Amendment, each issued and outstanding share of our common stock would immediately and automatically be reclassified and reduced into a fewer number of shares of our common stock, depending upon the ratio selected by the Board of Directors, which could range between a ratio of one to 5 and a ratio of one to 250, on a cumulative basis, provided that all fractional shares as a result of the split shall be automatically rounded up to the next whole share.

Except to the extent that the reverse stock split would result in any stockholder receiving an additional whole share of common stock in connection with the rounding of fractional shares or any dilution to other stockholder in connection therewith, as described below, the reverse stock split will not:

•affect any stockholder’s percentage ownership interest in us;

•affect any stockholder’s proportionate voting power;

•substantially affect the voting rights or other privileges of any stockholder; or

•alter the relative rights of common stockholders, convertible notes holders, or holders of equity awards.

Depending upon the ratio selected by the Board of Directors, the principal effects of the reverse stock split are:

•the number of shares of common stock issued and outstanding will be reduced by a cumulative factor ranging between 5 and 250, notwithstanding any rounding;

•the per share exercise price will be increased by a cumulative factor between 5 and 250 at the time of the reverse split, and the number of shares issuable upon exercise shall be decreased by the same factor, for all outstanding equity awards, and other convertible or exercisable equity securities entitling the holders to purchase shares of our common stock;

•the number of shares authorized and reserved for issuance under our existing equity plans will be reduced proportionately; and

•the conversion rates for holders of our outstanding convertible securities will be adjusted proportionately, subject to their terms.

The following table contains approximate information as at December 15, 2025 relating to our outstanding common stock, including the shares of common stock underlying outstanding convertible securities (assuming the current optional conversion price), outstanding equity awards (including under our equity plans), and the impact of the reverse stock splits thereon under certain proposed ratios:

	No Reverse Split	One-to-5	One-to-250
Common Stock	23,433,970	4,686,794	93,736
Public Warrants	29,939	5,988	120
Private Warrants	18,827	3,765	75
SPA Warrants	11,837	2,367	47
November 2024 Convertible Debentures	1,817,570	363,514	7,270
Series A Preferred Stock	11,200,269	2,240,054	44,801
Series B Preferred Stock	6,058,566	1,211,713	24,234
Series C Preferred Stock	4,817,684	963,537	19,271
September 2023 Term Loan	4,750	950	19
January 2024 Term Loan	621,969	124,394	2,488
RSUs and Options under Equity Plans	112,926	22,585	452

If one or more reverse stock splits are implemented, each Certificate of Amendment will not reduce the number of shares of our common stock or preferred stock authorized under our Amended and Restated Certificate of Incorporation, the right of our Board of Directors to designate preferred stock, or the par value of our common or preferred stock.

Additionally, as of the date of this Proxy Statement, we do not have any current plans, agreements, or understandings with respect to the additional authorized shares that will become available for issuance after the reverse stock split has been implemented.

Stockholders will not receive fractional shares in connection with the reverse stock splits. Instead, stockholders otherwise entitled to fractional shares will receive an additional whole share of our common stock. For example, if the Board of Directors effects a one-for-ten split, and you held nine shares of our common stock immediately prior to the effective date of the Certificate of Amendment, you would hold one share of the Company’s common stock following the reverse stock split.

Effective Time and Implementation of the Reverse Stock Split

The effective time for the reverse stock split will be the date on which we file the Certificate of Amendment with the office of the Secretary of State of the State of Delaware or such later date and time as specified in the Certificate of Amendment.

Holders of pre-reverse split shares of our Common Stock (“Old Shares”), after the effective date, may, but are not required to, contact our transfer agent regarding the procedure for surrendering to our transfer agent, certificates representing Old Shares in exchange for certificates representing post-reverse split shares (“New Shares”). No new certificates will be issued to a stockholder until or unless such stockholder has surrendered such stockholder’s outstanding certificate(s) together with such information, fees, and documentation as the transfer agent may require, to the transfer agent for reissuance. Stockholders should not destroy any stock certificate. We and the transfer agent will adjust record stockholder’s shareholdings in our records regardless of whether any certificates evidencing Old Shares are returned for reissuance in order to evidence New Shares and therefore, stockholders are not required to return their certificates for reissuance unless they want to. In the event stockholders do not have their certificates representing Old Shares reissued for certificates evidencing New Shares, such certificates will still only provide rights and ownership of the adjusted number of New Shares in connection with the reverse stock split, when presented for voting or transfer, even if the certificates still list the number of Old Shares prior to the reverse stock split.

Stockholders whose shares are held in book-entry form or by their stockbroker do not need to submit old share certificates for exchange. These stockholders’ book-entry records or brokerage accounts will automatically reflect the new quantity of shares based on the selected reverse stock split ratio.

Beginning on the effective date of a reverse stock split, each certificate or other share ownership record representing pre-split shares will be deemed for all corporate purposes to evidence ownership of post-split shares, subject to the rounding up of fractional shares to the next whole share. Stockholders should not destroy any stock certificates or submit any stock certificates to the Company or its transfer agent unless instructed to do so in the future.

The reverse stock splits will not affect the par value of our common stock ($0.0001 per share). However, at the effective time of the reverse stock split, the stated capital attributable to common stock on our balance sheet will be reduced proportionately based on the ratio (including a retroactive adjustment of prior periods), and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. Reported per share net income or loss would be expected to be proportionally higher because there will be fewer shares of our common stock outstanding.

No Appraisal Rights

Neither Delaware law, our Amended and Restated Certificate of Incorporation, nor our Amended and Restated Bylaws provide for appraisal or other similar rights for dissenting stockholders in connection with this proposal. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares, and we will not independently provide stockholders with any such right.

Certain Risks Associated with the Reverse Stock Split

Before voting on this Proposal 3, you should consider the following risks associated with the implementation of the Reverse Stock Split:

•The price per share of our Common Stock after the reverse stock split may not reflect the ratio implemented by the Board of Directors and the price per share following the effective time of the reverse stock split may not be maintained for any period of time following the reverse stock split.

•We cannot assure you that the Reverse Stock Splits will increase the market price of our common stock by a multiple of the reverse stock split ratio, or result in any permanent or sustained increase in the market price of our common stock. Other factors, which may be unrelated to the number of shares outstanding such as our financial results, market conditions, and the market perception of our business may adversely affect the market price of the Company’s common stock, and as a result, there can be no assurance that the reverse stock split would result in the intended benefits described herein, that the market price of the Company’s common stock would increase following the reverse stock split, that the market price of the Company’s common stock would not decrease in the future, or that our common stock would maintain a high enough price per share to permit its continued listing on NASDAQ.

•Some investors may view the reverse stock splits negatively because it reduces the number of shares of common stock available in the public trading market or otherwise has a negative market perception.

•Following the reverse stock splits, we may still run the risk of non-compliance under the listing standards of NASDAQ in the future, which could cause the Company to be delisted or subject to delisting.

•Effecting the reverse stock splits may not attract additional institutional or other potential investors, or result in a sustained market price that is high enough to overcome certain investor policies and practices.

•The trading liquidity of our common stock could be adversely affected by the reduced number of shares outstanding after the reverse stock splits. Our Board believes that the Reverse Stock Splits may result in an increase in the market price of our common stock, which could lead to increased interest in our common stock and possibly promote greater liquidity for our stockholders. However, the Reverse Stock Splits will also reduce the total number of outstanding shares of common stock, which may lead to reduced trading and a smaller number of market makers for our common stock, particularly if the price per share of our common stock does not increase as a result of the Reverse Stock Splits.

•If a reverse stock split is implemented by the Board of Directors, some stockholders may consequently own less than 100 shares of our common stock. A purchase or sale of less than 100 shares (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own fewer than 100 shares following the reverse stock split may be required to pay higher transaction costs if they should then determine to sell their shares of the Company’s common stock.

•A stockholder who receives a “round up” from a fractional share to a whole share may have a tax event based on the value of the “rounded up” share provided to the stockholder. The Company believes such tax event will be minimal or insignificant for most stockholders.

•The Reverse Stock Splits will increase the number of authorized and unissued shares of common stock. The Reverse Stock Splits will effectively increase the number of our authorized and unissued shares of common stock available for future issuance. Because the number of issued and outstanding shares of common stock would decrease as a result of the Reverse Stock Splits, the number of shares remaining available for issuance under our authorized pool of common stock would correspondingly increase. Future issuances of common stock may, depending on the circumstances, have a dilutive effect on the earnings per share, voting power and other interests of our existing stockholders. The issuance of authorized but unissued stock could be used to deter a potential takeover of our company that may otherwise be beneficial to stockholders by diluting the shares held by a potential suitor or issuing shares to a stockholder that will vote in accordance with the desires of our Board. See the section below for more information.

•The Company completed a reverse stock split on September 5, 2025 (the “September 2025 Reverse Stock Split”) and it is currently within one year period since the September 2025 Reverse Stock Split. If the price of our Common Stock fails to satisfy the Minimum Bid Price Requirement on or before September 5, 2026, the Company will not be eligible for any compliance period specified in Rule 5810(c)(3)(A) and the Listing Qualifications Department will issue a Staff Delisting Determination under Rule 5810 with respect to our Common Stock, which would then be subject to delisting by Nasdaq. In addition, if the Company implements the Reverse Stock Split on or before September 5, 2027 with a cumulative ratio combined with the September 2025 Reverse Stock Split of 250 shares or more -to -one, and the price of our Common Stock subsequently fails to satisfy the Minimum Bid Price Requirement, then the Company will not be eligible for any compliance period specified in Rule 5810(c)(3)(A) and the Listing Qualifications Department will issue a Staff Delisting Determination under Rule 5810 with respect to our Common Stock, which would then be subject to delisting by Nasdaq. If the Company effects the Reverse Stock Split while its Common Stock satisfies the Minimum Bid Price Requirement, the Reverse Stock Split would not trigger delisting under new Nasdaq Rule 5810(c)(3)(A)(iv).

Potential Anti-Takeover Effect

Although the number of authorized shares of our common stock will not change as a result of the Reverse Stock Splits, the number of shares of our common stock issued and outstanding will be reduced, which will effectively increase the number of authorized and unissued shares of our common stock available for future issuance. This effective increase in the number of shares available for issuance will provide the Board with the authority, without further action of the stockholders, to issue additional shares of common stock from time to time in such amounts as the Board deems necessary. Without limitation of the foregoing, additional shares may be issued in connection with (1) future capital raising transactions through the sale of common stock and/or securities convertible into or exercisable for common stock in the private and/or public equity markets; (2) future merger and acquisition transactions, strategic collaborations and partnerships and/or licensing arrangements involving the issuance of our securities; (3) the provision of equity incentives to employees, officers, directors or consultants; and (4) other corporate purposes.

The increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of our Board or contemplating a tender offer or other transaction for our combination with another company). However, the Reverse Stock Split Proposal is not being proposed in response to any effort of which we are aware to accumulate shares of our common stock or obtain control of our Company, nor is it part of a plan by management to recommend a series of similar amendments to our Board of Directors and stockholders. We do not have any plans or proposals to adopt provisions or enter into agreements that may have material anti-takeover consequences.

Interests of Certain Persons in the Proposal

Certain of our officers and directors have an interest in this proposed reverse stock split as a result of their ownership of shares of our Common Stock, as set forth in the section entitled “Security Ownership of Certain Beneficial Owners, Executive Officers and Directors.” However, we do not believe that our officers or directors have interests in this proposed reverse stock split that are different from or greater than those of any of our other stockholders.

Federal Income Tax Consequences of the Reverse Stock Splits

The following is a summary of material U.S. federal income tax consequences of the proposed reverse stock split to holders of our common stock that are U.S. holders (as defined below) that hold our common stock as a capital asset (generally, property held for investment). This summary is based on the provisions of the Internal Revenue Code of 1986, as amended, U.S. Treasury regulations, administrative rulings and judicial decisions, all as in effect on the date hereof, and all of which are subject to change or differing interpretations, possibly with retroactive effect. Any such change or differing interpretation could affect the tax consequences described below. We have not sought and will not seek an opinion of counsel or ruling from the Internal Revenue Service with respect to the statements made and the conclusions reached in the following summary, and there can be no assurance that the Internal Revenue Service or a court will agree with such statements and conclusions.

This summary is for general information only and does not address all U.S. federal income tax considerations that may be applicable to a holder’s particular circumstances or to holders that may be subject to special tax rules, such as, for example, brokers and dealers in securities, currencies or commodities, banks and financial institutions, regulated investment companies, real estate investment trusts, expatriates, tax-exempt entities, governmental organizations, traders in securities that elect to use a mark-to-market method of accounting for their securities, certain former citizens or long-term residents of the United States, insurance companies, persons holding shares of our common stock as part of a hedging, integrated, or conversion transaction or a straddle or persons deemed to sell shares of our common stock under the constructive sale provisions of the Code, persons that hold more than 5% of our common stock, persons that hold our common stock in an individual retirement account, 401(k) plan or similar tax-favored account, or partnerships or other pass-through entities for U.S. federal income tax purposes and investors in such entities. This summary does not address any U.S. federal tax consequences other than U.S. federal income tax consequences (such as estate or gift tax consequences), the Medicare tax on net investment income, the alternative minimum tax or any U.S. state, local or foreign tax consequences. Furthermore, this summary does not address any tax consequences of transactions effectuated before, after or at the same time as the proposed reverse stock split, whether or not they are in connection with the proposed reverse stock split.

For purposes of this summary, a “U.S. holder” means a beneficial owner of our common stock that is, for U.S. federal income tax purposes, an individual who is a citizen or resident of the United States; (ii) a corporation created or organized in or under the laws of the United States, any state thereof or the District of Columbia; (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source; or (iv) a trust if (1) it is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust, or (2) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

If an entity (or arrangement) classified as a partnership for U.S. federal income tax purposes holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. If a holder of our common stock is a partner of a partnership holding shares of our common stock, such holder should consult his or her own tax advisor.

This summary of certain U.S. federal income tax consequences is for general information only and is not tax advice. Holders of our common stock are urged to consult their own tax advisor with respect to the application of United States federal income tax laws to their particular situation as well as any tax considerations arising under other

United States federal tax laws (such as the estate or gift tax laws) or under the laws of any state, local, foreign or other taxing jurisdiction or under any applicable tax treaty.

The reverse stock split is intended to be treated as a recapitalization for U.S. federal income tax purposes. Assuming the reverse stock split qualifies as a recapitalization, a U.S. holder will not recognize any gain or loss for U.S. federal income tax purposes upon the reverse stock split, except that a U.S. holder whose fractional share resulting from the reverse stock split is rounded up to the nearest whole share may recognize income or gain for U.S. federal income tax purposes equal to the value of the additional fractional share. A U.S. holder’s aggregate tax basis in the common stock received pursuant to the reverse stock split will equal the U.S. holder’s tax basis in its common stock surrendered in the reverse stock split in exchange therefor increased by any income or gain attributable to the rounding up of fractional shares. The holding period of the U.S. holder’s common stock received pursuant to the reverse stock split will include the holding period of the common stock surrendered in the reverse stock split in exchange therefor. The portion of the shares received by a U.S. holder that are attributable to rounding up for fractional shares will have a holding period commencing on the effective date of the reverse stock split. U.S. holders that have acquired different blocks of our common stock at different times or at different prices are urged to consult their own tax advisors regarding the allocation of their aggregated adjusted basis among, and the holding period of, our common stock.

Required Vote and Recommendation of Board of Directors

Approval of Proposal 3 requires the affirmative vote of stockholders representing a majority of votes cast at the Meeting. Abstentions will have no effect on the outcome of this vote.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 3 AUTHORIZING THE BOARD OF DIRECTORS OF THE COMPANY TO ENACT A REVERSE SPLIT OF ITS SHARES AT A RATIO BETWEEN ONE TO 5 AND ONE TO 250 IN THE BOARD’S DISCRETION.

PROPOSAL 4
AUTHORIZED SHARES PROPOSAL
We are seeking approval of a proposed amendment (the “Authorized Share Amendment”) of our Second Amended and Restated Certificate of Incorporation (the “Charter”) to increase the number of shares of authorized Common Stock from 625,000,000 to 1,500,000,000.

Background

Article IV of our Charter currently authorizes the Company to issue up to 625,000,000 shares of Common Stock and 10,000,000 shares of preferred stock of the Company, par value $0.0001 per share (“Preferred Stock”). As of December 15, 2025, 23,433,970 shares of Common Stock were issued, including no shares held as treasury shares, with warrants outstanding to purchase up to an aggregate of 60,602 shares of Common Stock, 626,719 shares of Common Stock underlying outstanding convertible term loans, 1,817,570 shares of Common Stock underlying outstanding convertible debentures, 19,979,678 shares of Common Stock underlying outstanding convertible preferred equity, 712 shares of Common Stock underlying stock options under the Company’s equity incentive plan, and 143,128 shares of Common Stock reserved for possible future issuance pursuant to the remaining authorized and unissued stock awards under the Company’s equity incentive plan. The adoption of the proposed Authorized Shares Amendment would provide for an additional 875,000,000 authorized shares of Common Stock for future issuance, which would bring the aggregate total of authorized shares of capital stock to 1,510,000,000, composed of 1,500,000,000 shares of Common Stock and 10,000,000 shares of Preferred Stock.

The Authorized Shares Amendment amends and restates the first sentence of Article IV of our Charter in its entirety to read as follows:

The Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares of capital stock which the Corporation shall have authority to issue is 1,510,000,000. The total number of shares of Common Stock that the Corporation is authorized to issue is 1,500,000,000, having a par value of $0.0001 per share, and the total number of shares of Preferred Stock that the Corporation is authorized to issue is 10,000,000, having a par value of $0.0001 per share.

Reasons for Seeking Stockholder Approval

A proposed amendment to our Charter is to ensure that the Company has a sufficient number of authorized shares of our Common Stock for future corporate needs. The additional shares of our Common Stock may be used for various purposes without further stockholder approval (except as required, or limited, by law or the Nasdaq Marketplace Rules (the “Nasdaq Listing Rules”)). These purposes may include: (i) raising capital, if the Company has an appropriate opportunity, through offerings of Common Stock or securities that are convertible into Common Stock; (ii) exchanging Common Stock or securities that are convertible into Common Stock for other outstanding securities; (iii) providing equity incentives to employees, officers, directors, customers, consultants, or advisors; (iv) expanding the Company’s business through the acquisition of other businesses or assets; (v) stock splits, dividends, and similar transactions; (vi) debt or equity restructuring or refinancing transactions; and (vii) other corporate purposes.

The Board has not proposed the increase in the number of authorized shares of Common Stock with the intent of preventing or discouraging any actual or threatened tender offers or takeover attempts of the Company and the Board is not currently aware of any attempt or plan to acquire control of the Company. Rather, the Authorized

Shares Amendment has been prompted by business and financial considerations, as set out above, and it is the intended purpose of the Authorized Shares Amendment to provide greater flexibility to the Board in considering and planning for our potential future corporate needs.

Rights of Additional Authorized Shares

The additional authorized shares contemplated by the Authorized Shares Amendment would be a part of the existing class of our Common Stock and, if issued, would have the same rights and privileges as the shares of our Common Stock presently issued and outstanding. Holders of shares of our Common Stock (solely in their capacity as holders of shares of our Common Stock) have no preemptive rights or rights to convert their shares of our Common Stock into any other securities. Accordingly, should the Board elect to issue additional shares of our Common Stock, existing holders of shares of our Common Stock would not have any preferential rights to purchase the shares.

Effect on Current Stockholders

Future issuance of Common Stock or securities convertible into our Common Stock could have a dilutive effect on the earnings per share, book value per share, voting power and percentage interest of holdings of current stockholders. In addition, the availability of additional shares of our Common Stock for issuance could, under certain circumstances, discourage or make more difficult efforts to obtain control of the Company under a possible takeover scenario. The Board is not aware of any attempt, or contemplated attempt, to acquire control of the Company. This Proposal 3 is not being presented with the intent that it be used to prevent or discourage any acquisition attempt, but nothing would prevent the Board from taking any appropriate actions not inconsistent with its fiduciary duties. The Authorized Shares Amendment does not affect the number of shares or rights of preferred stock authorized.

Effectiveness of the Amendment

If this Proposal 4 is approved by the Company’s stockholders, the Authorized Shares Amendment will become effective upon the filing of a Certificate of Amendment to the Certificate of Incorporation with the Delaware Secretary of State, which the Company intends to do promptly following the Special Meeting. If this Proposal 3 is not approved by the Company’s stockholders, the Authorized Shares Amendment will not be implemented, and the Company’s capitalization will remain as it is currently.

The Authorized Shares Amendment contemplated by this Proposal 3 is not conditioned upon the approval of any of other Proposal.

Required Vote and Recommendation of Board of Directors

Approval of Proposal 4 requires the affirmative vote of a majority of the outstanding shares of our Common Stock. Abstentions will count as a vote against this Proposal 4. Because Proposal 4 is considered a “routine” proposal, we do not expect any broker non-votes.

THE BOARD RECOMMENDS A VOTE “FOR” THE PROPOSAL TO APPROVE AN AMENDMENT TO OUR SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF OUR COMMON STOCK FROM 625,000,000 TO 1,500,000,000 SHARES.

PROPOSAL 5
ADJOURNMENT PROPOSAL
Overview

In the Adjournment Proposal, we are asking stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning the Special Meeting or any adjournment or postponement thereof. If our stockholders approve this Proposal 5, we could adjourn the Special Meeting, and any adjourned session of the Special Meeting, to use the additional time to solicit additional proxies in favor of the other proposals contained in this Proxy Statement.

Required Vote and Recommendation of Board of Directors

Approval of Proposal 5 requires the affirmative vote of stockholders representing a majority of votes cast at the Special Meeting, although less than a quorum. Abstentions and “broker non-votes,” if any, will have no effect on the outcome of this vote.

The Board of Directors believes that, if the number of voting shares voting in favor of any of the Proposals presented at the Special Meeting is insufficient to approve a Proposal, it is in the best interests of our stockholders to enable the Board of Directors, for a limited period of time, to continue to seek to obtain a sufficient number of additional votes in favor of the Proposal. Any signed proxies received by us in which no voting instructions are provided on such matter will be voted in favor of an adjournment in these circumstances. The time and place of the adjourned meeting will be announced at the time the adjournment is taken. Any adjournment of the Special Meeting for the purpose of soliciting additional proxies will allow our stockholders who have already sent in their proxies to revoke them at any time prior to their use at the Special Meeting as adjourned.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF A PROPOSAL TO ADJOURN THE SPECIAL MEETING TO A LATER DATE OR DATES, IF NECESSARY OR APPROPRIATE, TO PERMIT FURTHER SOLICITATION AND VOTE OF PROXIES IN THE EVENT THAT THERE ARE INSUFFICIENT VOTES FOR, OR OTHERWISE IN CONNECTION WITH, ONE OR MORE OF THE OTHER PROPOSALS TO BE VOTED ON AT THE SPECIAL MEETING.

DESCRIPTION OF CAPITAL STOCK
The following summary sets forth the material terms of our securities including capital stock. The following summary is not intended to be a complete summary of the rights and preferences of such securities, and is qualified by reference to our Second Amended and Restated Certificate of Incorporation, as amended (“Charter”), our Amended and Restated Bylaws, as amended (“Bylaws”) and the Certificates of Designations of Series A Preferred Stock and Series B Preferred Stock, respectively, which are filed with the Securities Exchange Commission or are included as exhibits to the proxy statement. We urge you to read such documents in their entirety for a complete description of the rights and preferences of our securities.

Authorized and Outstanding Stock

Our Charter authorizes the issuance of 635,000,000 total shares, consisting of (a) 625,000,000 shares of Common Stock, and (b) 10,000,000 shares of preferred stock, 40,000 of which are designated as Series A Convertible Preferred Stock, which we refer to as our Series A Preferred Stock, 50,000 of which are designated as Series B Convertible Preferred Stock, which we refer to as our Series B Preferred Stock, and 100,000 of which are designated as Series C Convertible Preferred Stock, which we refer to as our Series C Preferred Stock. As of December 15, 2025 the Company had 23,433,970 shares of common stock outstanding, 5,546 shares of Series A Preferred Stock outstanding, 3,000 shares of Series B Preferred Stock outstanding, and 3,814 shares of Series C Preferred Stock outstanding.

Common Stock

Voting Power

Except as otherwise required by law or as otherwise provided in any certificate of designation for any series of preferred stock, the holders of Common Stock possess all voting power for the election of our directors and all other matters requiring stockholder action. Holders of the Common Stock are entitled to one vote per share on matters to be voted on by stockholders.

Dividends

Subject to applicable law and the rights and preferences of any holders of any outstanding series of our preferred stock, the holders of the Common Stock, as such, shall be entitled to the payment of dividends on the Common Stock when, as and if declared by our Board in accordance with applicable law. The payment of cash dividends in the future will be dependent upon our revenues and earnings, if any, capital requirements and general financial condition. It is the present intention of the Board to retain all earnings, if any, for use in our business operations and, accordingly, our Board does not anticipate declaring any dividends in the foreseeable future.

Liquidation

Subject to the rights and preferences of any holders of any shares of any outstanding series of our preferred stock, in the event of any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, the funds and assets of the Company that may be legally distributed to our stockholders shall be distributed among the holders of the then outstanding the Common Stock pro rata in accordance with the number of shares of the Common Stock held by each such holder.

Preemptive or Other Rights

There are no sinking fund provisions applicable to the Common Stock.

Preferred Stock

Series A Preferred Stock

General. The Company has filed with the Secretary of State of the State of Delaware the Certificate of Designation of Series A Convertible Preferred Stock of the Company (the “Series A Certificate of Designation”) and designated 40,000 shares of Series A Convertible Preferred Stock (the “Series A Preferred Stock”). As of December 4, 2025, there were 6,446 shares of Series A Preferred Stock outstanding. Each share of Series A Preferred Stock has a stated value of $1,000 per share and is fully paid and non-assessable

Ranking. The Series A Preferred Stock, with respect to the payment of dividends, distributions and payments upon the liquidation, dissolution and winding up of the Company, ranks senior to all capital stock of the Company, unless the Required Holders (as defined in the Series A Certificate of Designations) consent to the creation of other capital stock of the Company that is senior or equal in rank to the Series A Preferred Stock. Series A Preferred Stock ranks on a parity with Series B Preferred Stock and Series C Preferred Stock.

Dividends. The holders of Series A Preferred Stock will be entitled to a 5% per annum dividends, on an as-if converted basis, equal to and in the same form as dividends actually paid on shares of Common Stock, when and if actually paid. The dividends are payable to each record holder of the Series A Preferred Stock in shares of Common Stock so long as there has been no Equity Conditions Failure (as defined in the Series A Certificate of Designations), and the Company may, at its option, under certain circumstances, capitalize the dividend by increasing the stated value of each Preferred Shares or elect a combination of the capitalized dividend and a payment in dividend shares.

Purchase Rights. If at any time the Company grants, issues or sells any options, convertible securities, or rights to purchase stock, warrants, securities or other property pro rata to all or substantially all of the record holders of any class of Common Stock (the “Purchase Rights”), then each holder of Series A Preferred Stock will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such holder could have acquired if such holder had held the number of shares of Common Stock acquirable upon complete conversion of all the Series A Preferred Stock held by such holder immediately prior to the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights at the Alternate Conversion Price (as defined below); subject to certain limitations on beneficial ownership.

Conversion Rights

Conversion at Option of Holder. Each holder of Series A Preferred Stock may convert all, or any part, of the outstanding Series A Preferred Stock, at any time at such holder’s option, into shares of the Common Stock (which converted shares of Common Stock are referred to as “Conversion Shares” herein) at the initial fixed “Conversion Price” of $1.23, which is subject to proportional adjustment upon the occurrence of any stock split, stock dividend, stock combination and/or similar transactions. The amounts to be converted include unpaid dividends and other charges for the Preferred Shares. In connection with the issuance of the Series B Preferred Stock, Series C Preferred Stock, and following the Reverse Split, the Conversion Price of Series A Preferred Stock has been adjusted to $0.5942.

Voluntary Adjustment Right. Subject to the rules and regulations of the Nasdaq, the Company has the right, at any time, with the written consent of the Required Holders, to lower the fixed conversion price to any amount and for any period of time deemed appropriate by the Board.

Alternate Conversion at the Holder’s Election. At any time after the Initial Issuance Date, a holder may elect to convert the Series A Preferred Stock held by such holder at the “Alternate Conversion Price” equal to the lesser of:

•the Conversion Price; and
•the greater of:
◦the floor price of $0.246 (the “Floor Price”); and
◦98% of the lowest volume weighted average price ("VWAP") of the Common Stock during the 10 consecutive trading days immediately prior to such conversion.

Following the Reverse Split, the Floor Price of the Series A Preferred Stock has been adjusted to $2.214.

Alternate Conversion Upon a Triggering Event. Following the occurrence and during the continuance of a Triggering Event (as defined below), each holder may alternatively elect to convert the Series A Preferred Stock at the “Alternate Conversion Price”.

The Series A Certificate of Designations contains standard and customary triggering events (each, a “Triggering Event” including certain Bankruptcy Triggering Event (as defined therein)), including but not limited to: (i) the suspension from trading or the failure to list the Common Stock within certain time periods; (ii) failure to declare or pay any dividend when due; (iii) the occurrence of any default under, redemption of or acceleration prior to maturity of at least an aggregate of $500,000 of Indebtedness (as defined in that certain Exchange Agreement pursuant to which the Series A Preferred Stock were issued) of the Company, (iv) the Company’s failure to cure a conversion failure of failure to deliver shares of the Common Stock upon conversion, or notice of the Company’s intention not to comply with a request for conversion of any Series A Preferred Stock, and (iv) bankruptcy or insolvency of the Company.

From and after the occurrence and during the continuance of any Triggering Event, the dividend rate in effect shall automatically be increased to the lesser of 18% per annum or the maximum rate permitted under applicable law.

If at the time of a conversion the Alternate Conversion Price is determined to be the Floor Price because such Floor Price is greater than 98% of the then ten-day volume weighted average price of a share of Common Stock, then the Conversion Amount (as defined in the Certificates of Designations), shall automatically increase pro rata, by the applicable Alternate Conversion Floor Amount (as defined therein).

Other Adjustments. In connection with the exchange, the Company obtained stockholder approval at a special meeting of stockholders held on January 15, 2025, of the issuance of Conversion Shares at a conversion price below the Conversion Price (the date of such approval, the “Stockholder Approval Date”). If, on or after the Stockholder Approval Date, the Company issues any shares of Common Stock for a consideration per share (the “New Issuance Price”) less than a price equal to the Conversion Price in effect immediately prior to such issuance, the Conversion Price shall be reduced to the New Issuance Price.

If on either of (i) the 30th calendar day after the date the Preferred Shares are issued (the “Initial Issuance Date”) or (ii) the 60th calendar day after the Initial Issuance Date, as applicable, (each, an “Adjustment Date”), the Conversion Price then in effect is greater than the greater of (A) the Floor Price and (B) the Market Price (as defined in the

Series A Certificate of Designations) then in effect (the “Adjustment Price”), on the Adjustment Date the Conversion Price shall automatically lower to the Adjustment Price.

Bankruptcy Triggering Event Redemption Right. Upon any Bankruptcy Triggering Event, the Company shall immediately redeem in cash all amounts due under the Series A Preferred Stock at a redemption price equal to the greater of (1) 1.25 times the Conversion Amount to be redeemed; and (2) the product of (X) the Conversion Rate (calculated using the lowest Alternate Conversion Price during the period commencing on the 20th Trading Day immediately preceding such public announcement and ending on the date the Company makes the entire redemption payment), multiplied by (Y) 1.25 times the equity value, unless the holder waives such right to receive such payment. The equity value of the Common Stock underlying the Series A Preferred Stock is calculated using the greatest closing sale price of the Common Stock on any trading day immediately preceding such bankruptcy Triggering Event and the date the Company makes the entire payment required.

Change of Control Exchange. Upon a change of control of the Company, each holder may require the Company to exchange the holder’s shares of Series A Preferred Stock for consideration equal to the Change of Control Election Price (as defined in the Series A Certificate of Designations), to be satisfied at the Company’s election in either (x) cash or (y) rights convertible into such securities or other assets to which such holder would have been entitled with respect to such shares of Common Stock had such shares of Common Stock been held by such holder upon consummation of such corporate event.

Company Optional Redemption. At any time the Company shall have the right to redeem in cash all, but not less than all, the shares of Series A Preferred Stock then outstanding at a 25% redemption premium to the greater of (i) the Conversion Amount being redeemed, and (ii) the product of (1) the Conversion Rate with respect to the Conversion Amount being redeemed, multiplied by (2) the equity value of the Common Stock underlying the Series A Preferred Stock. The equity value of the Common Stock underlying the Series A Preferred Stock is calculated using the greatest closing sale price of the Common Stock on any trading day immediately preceding the date the Company notifies the holders of the Company’s election to redeem and the date the Company makes the entire payment required.

Fundamental Transactions. The Series A Certificate of Designations prohibits the Company from entering specified fundamental transactions (including, without limitation, mergers, business combinations and similar transactions) unless the Company (or the Company’s successor) assumes in writing all of the Company’s obligations under the Series A Certificate of Designations and the other Transaction Documents (as defined in the Series A Certificate of Designations).

Voting Rights. The holders of the Series A Preferred Stock shall have no voting power and no right to vote on any matter at any time, either as a separate series or class or together with any other series or class of share of capital stock, and shall not be entitled to call a meeting of such holders for any purpose nor shall they be entitled to participate in any meeting of the holders of Common Stock, except as provided in the Series A Certificate of Designations (or as otherwise required by applicable law).

Covenants. The Series A Certificate of Designations contains a variety of obligations on the Company’s part not to engage in specified activities. In particular, the Company will not, and will cause the Company’s subsidiaries to not, redeem, repurchase or declare any dividend or distribution on any of the Company’s capital stock (other than as required under the Series A Certificate of Designations) and will not incur any indebtedness other than ordinary course trade payables or, subject to certain exceptions, incur any liens. In addition, the Company will not issue any preferred stock or issue any other securities that would cause a breach or default under the Series A Certificate of Designations.

Reservation Requirements. So long as any Series A Preferred Stock remains outstanding, the Company shall at all times reserve at least 100% of the number of shares of Common Stock as shall from time to time be necessary to effect the conversion of all Series A Preferred Stock then outstanding.

This description of the Series A Preferred Stock does not purport to be complete and is qualified in its entirety by reference to the complete text of the Series A Certificate of Designations

Series B Preferred Stock

General. The Company filed with the Secretary of State of the State of Delaware the Certificate of Designation of Series B Convertible Preferred Stock of the Company (the “Series B Certificate of Designation”) and designated 50,000 shares of Series B Convertible Preferred Stock (the “Series B Preferred Stock”). As of December 4, 2025, there were 3,000 shares of Series B Preferred Stock outstanding. Each share of Series B Preferred Stock has a stated value of $1,000 per share and is fully paid and non-assessable.

Ranking. The Series B Preferred Stock, with respect to the payment of dividends, distributions and payments upon the liquidation, dissolution and winding up of the Company, ranks senior to all capital stock of the Company, unless the Required Holders (as defined in the Purchase Agreement) consent to the creation of other capital stock of the Company that is senior or on parity in rank (which, for the avoidance of doubt, such parity stock shall include the Series A Convertible Preferred Stock, $0.0001 par value, of the Company) to the Series B Preferred Stock.

Dividends. The holders of Series B Preferred Stock will be entitled to a 10% per annum dividends, on an as-if converted basis, equal to and in the same form as dividends actually paid on shares of Common Stock, when and if actually paid. The dividends are payable to each record holder of the Series B Preferred Stock in shares of Common Stock so long as there has been no Equity Conditions Failure (as defined in the Certificate of Designations), and the Company may, at its option, under certain circumstances, capitalize the dividend by increasing the stated value of each Preferred Shares or elect a combination of the capitalized dividend and a payment in dividend shares.

Purchase Rights. If at any time the Company grants, issues or sells any options, convertible securities, or rights to purchase stock, warrants, securities or other property pro rata to all or substantially all of the record holders of any class of Common Stock (the “Purchase Rights”), then each holder of Series B Preferred Stock will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such holder could have acquired if such holder had held the number of shares of Common Stock acquirable upon complete conversion of all the Series B Preferred Stock held by such holder immediately prior to the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights at the Alternate Conversion Price (as defined below); subject to certain limitations on beneficial ownership.

Conversion Rights

Conversion at Option of Holder. At any time from and after the first date of issuance of any Preferred Shares (the “Initial Issuance Date”), each holder of Series B Preferred Stock may convert all, or any part, of the outstanding Series B Preferred Stock, at any time at such holder’s option, into shares of the Common Stock (which converted shares of Common Stock are referred to as “Conversion Shares” herein) at the fixed “Conversion Price” of $0.9181, which is subject to proportional adjustment upon the occurrence of any stock split, stock dividend, stock combination and/or similar transactions. The amounts to be converted include unpaid dividends and other charges for the Preferred Shares. On September 5, 2025, the Company implemented a one-for-nine reverse split of its Common Stock. In connection with the issuance of the Series C Preferred Stock, and following the Reverse Split, the Conversion Price of Series B Preferred Stock has been adjusted to $0.5942.

Voluntary Adjustment Right. Subject to the rules and regulations of the Nasdaq, the Company has the right, at any time, with the written consent of the Required Holders, to lower the fixed conversion price to any amount and for any period of time deemed appropriate by the board of directors of the Company (the “Board”).

Alternate Conversion at the Holder’s Election. At any time after the Initial Issuance Date, a holder may elect to convert the Series B Preferred Stock held by such holder at the “Alternate Conversion Price” equal to the lesser of:

•the Conversion Price; and
•the greater of:
◦the floor price of $0.1836 (the “Floor Price”); and
◦98% of the lowest volume weighted average price ("VWAP") of the Common Stock during the 10 consecutive trading days immediately prior to such conversion.

On September 5, 2025, the Company implemented a one-for-nine reverse split of its Common Stock. Following the Reverse Split, the Floor Price was adjusted to $1.6524.

Alternate Conversion Upon a Triggering Event. Following the occurrence and during the continuance of a Triggering Event (as defined below), each holder may alternatively elect to convert the Series B Preferred Stock at the “Alternate Conversion Price”.

The Certificate of Designations contains standard and customary triggering events (each, a “Triggering Event” including certain Bankruptcy Triggering Event (as defined therein)), including but not limited to: (i) the suspension from trading or the failure to list the Common Stock within certain time periods; (ii) failure to declare or pay any dividend when due; (iii) the occurrence of any default under, redemption of or acceleration prior to maturity of at least an aggregate of $500,000 of Indebtedness (as defined in the Purchase Agreement) of the Company, (iv) the Company’s failure to cure a conversion failure or failure to deliver shares of the Common Stock upon conversion, or notice of the Company’s intention not to comply with a request for conversion of any Series B Preferred Stock, and (v) bankruptcy or insolvency of the Company.

From and after the occurrence and during the continuance of any Triggering Event, the dividend rate in effect shall automatically be increased to the lesser of 18% per annum and the maximum rate permitted under applicable law.

If at the time of a conversion the Alternate Conversion Price is determined to be the Floor Price because such Floor Price is greater than 98% of the lowest VWAP of a share of Common Stock during the ten (10) trading day period ending and including the trading day immediately preceding the delivery or deemed delivery of the applicable conversion notice, then the Conversion Amount (as defined in the Certificates of Designations), shall automatically increase pro rata, by the applicable Alternate Conversion Floor Amount (as defined therein).

Other Adjustments. In connection with the Preferred Offering, the Company has agreed to seek stockholder approval at a special meeting of stockholders to be held not later than November 3, 2025 of the issuance of all of the Conversion Shares issuable pursuant to the Purchase Agreement at a conversion price below the Conversion Price in compliance with the rules and regulations of the Nasdaq Capital Market (the date of such approval, the “Stockholder

Approval Date”). If, at any time on or after the date of the Purchase Agreement, the Company issues any shares of Common Stock for a consideration per share (the “New Issuance Price”) less than a price equal to the Conversion Price in effect immediately prior to such issuance, the Conversion Price shall be reduced to the New Issuance Price.

If on either of (i) the 30th calendar day after the Initial Issuance Date or (ii) the 60th calendar day after the Initial Issuance Date, as applicable, (each, an “Adjustment Date”), the Conversion Price then in effect is greater than the greater of (A) the Floor Price and (B) the Market Price (as defined therein) then in effect (each an “Adjustment Price”), on such Adjustment Date the Conversion Price shall automatically lower to such Adjustment Price.

Bankruptcy Triggering Event Redemption Right. Upon any Bankruptcy Triggering Event, the Company shall immediately redeem in cash all amounts due under the Series B Preferred Stock at a redemption price equal to the greater of (1) a 25% redemption premium on the Conversion Amount to be redeemed; and (2) the product of (X) the Conversion Rate (calculated using the lowest Alternate Conversion Price during the period commencing on the 20th Trading Day immediately preceding such public announcement and ending on the date the Company makes the entire redemption payment), multiplied by (Y) the equity value at a 25% redemption premium, unless the holder waives such right to receive such payment. The equity value of the Common Stock underlying the Series B Preferred Stock is calculated using the greatest closing sale price of the Common Stock on any trading day during the period commencing on the trading day immediately preceding such Bankruptcy Triggering Event and ending on the date the Company makes the entire payment required.

Change of Control Exchange. Upon a change of control of the Company, each holder may require the Company to exchange such holder’s shares of Series B Preferred Stock for consideration equal to the Change of Control Election Price (as defined in the Certificate of Designations), to be satisfied at the Company’s election in either (x) cash or (y) rights convertible into such securities or other assets to which such holder would have been entitled with respect to such shares of Common Stock had such shares of Common Stock been held by such holder upon consummation of such corporate event.

Company Optional Redemption. At any time the Company shall have the right to redeem in cash all, but not less than all, the shares of Series B Preferred Stock then outstanding at a 25% redemption premium to the greater of (i) the Conversion Amount being redeemed, and (ii) the product of (1) the Conversion Rate with respect to the Conversion Amount being redeemed, multiplied by (2) the equity value of the Common Stock underlying the Series B Preferred Stock. The equity value of the Common Stock underlying the Series B Preferred Stock is calculated using the greatest closing sale price of the Common Stock on any trading day during the period commencing on the trading day immediately preceding the date the Company notifies the holders of the Company’s election to redeem and ending on the trading day immediately prior to the date the Company makes the entire payment required.

Fundamental Transactions. The Certificate of Designations prohibits the Company from entering specified fundamental transactions (including, without limitation, mergers, business combinations and similar transactions) unless the Company (or the Company’s successor) assumes in writing all of the Company’s obligations under the Certificate of Designations and the other Transaction Documents (as defined in the Certificate of Designations).

Voting Rights. The holders of the Series B Preferred Stock shall have no voting power and no right to vote on any matter at any time, either as a separate series or class or together with any other series or class of share of capital stock, and shall not be entitled to call a meeting of such holders for any purpose nor shall they be entitled to participate in any meeting of the holders of Common Stock, except as provided in the Certificate of Designations (or as otherwise required by applicable law).

Covenants. The Certificate of Designations contains a variety of obligations on the Company’s part not to engage in specified activities. In particular, the Company will not, and will cause the Company’s subsidiaries to not, redeem, repurchase or declare any dividend or distribution on any of the Company’s capital stock (other than as required under the Certificate of Designations) and will not incur any indebtedness other than ordinary course trade payables or, subject to certain exceptions, incur any liens. In addition, the Company will not issue any Preferred Shares (except as contemplated in the Purchase Agreement) or issue any other securities that would cause a breach or default under the Certificate of Designations.

Reservation Requirements. So long as any Series B Preferred Stock remains outstanding, the Company shall at all times reserve at least 100% of the number of shares of Common Stock as shall from time to time be necessary to effect the conversion of all Series B Preferred Stock then outstanding.

This description of the Series B Preferred Stock does not purport to be complete and is qualified in its entirety by reference to the complete text of the Series B Certificate of Designations.

Series C Preferred Stock

General. The Company filed with the Secretary of State of the State of Delaware the Certificate of Designation of Series C Convertible Preferred Stock of the Company (the “Series C Certificate of Designation”) and designated 100,000 shares of Series C Convertible Preferred Stock (the “Series C Preferred Stock”). As of December 4, 2025, there were 3,814 shares of Series C Preferred Stock outstanding. Each share of Series C Preferred Stock has a stated value of $1,000 per share and is fully paid and non-assessable..

Ranking. The Series C Preferred Stock, with respect to the payment of dividends, distributions and payments upon the liquidation, dissolution and winding up of the Company, ranks senior to all capital stock of the Company, unless the Required Holders (as defined in the Certificate of Designations) consent to the creation of other capital stock of the Company that is senior or equal in rank (which, for the avoidance of doubt, such parity stock shall include the Series A Convertible Preferred Stock, $0.0001 par value, of the Company and Series B Convertible Preferred Stock, $0.0001 par value, of the Company) to the Series C Preferred Stock.

Dividends. The holders of Series C Preferred Stock will be entitled to a 10% per annum dividends, on an as-if converted basis, equal to and in the same form as dividends actually paid on shares of the Company’s common stock (the “Common Stock”), when and if actually paid. The dividends are payable to each record holder of the Series C Preferred Stock in shares of Common Stock so long as there has been no Equity Conditions Failure (as defined in the Certificate of Designations), and the Company may, at its option, under certain circumstances, capitalize the dividend by increasing the stated value of each Preferred Shares or elect a combination of the capitalized dividend and a payment in dividend shares.

Purchase Rights. If at any time the Company grants, issues or sells any options, convertible securities, or rights to purchase stock, warrants, securities or other property pro rata to all or substantially all of the record holders of any class of Common Stock (the “Purchase Rights”), then each holder of Series C Preferred Stock will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such holder could have acquired if such holder had held the number of shares of Common Stock acquirable upon complete conversion of all the Series C Preferred Stock held by such holder immediately prior to the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights at the Alternate Conversion Price (as defined below); subject to certain limitations on beneficial ownership.

Conversion Rights

Conversion at Option of Holder. At any time from and after the first date of issuance of any Preferred Shares (the “Initial Issuance Date”), each holder of Series C Preferred Stock may convert all, or any part, of the outstanding Series C Preferred Stock, at any time at such holder’s option, into shares of the Common Stock (which converted shares of Common Stock are referred to as “Conversion Shares” herein) at the fixed “Conversion Price” of $0.95, which is subject to proportional adjustment upon the occurrence of any stock split, stock dividend, stock combination and/or similar transactions. The amounts to be converted include unpaid dividends and other charges for the Preferred Shares.

Voluntary Adjustment Right. Subject to the rules and regulations of the Nasdaq, the Company has the right, at any time, with the written consent of the Required Holders, to lower the fixed conversion price to any amount and for any period of time deemed appropriate by the board of directors of the Company (the “Board”).

Alternate Conversion at the Holder’s Election. At any time after the Initial Issuance Date, a holder may elect to convert the Series C Preferred Stock held by such holder at the “Alternate Conversion Price” equal to the lesser of:

•the Conversion Price; and
•the greater of:
◦the floor price of $0.19 (the “Floor Price”); and
◦98% of the lowest volume weighted average price ("VWAP") of the Common Stock during the 10 consecutive trading days immediately prior to such conversion.

Alternate Conversion Upon a Triggering Event. Following the occurrence and during the continuance of a Triggering Event (as defined below), each holder may alternatively elect to convert the Series C Preferred Stock at the “Alternate Conversion Price”.

The Certificate of Designations contains standard and customary triggering events (each, a “Triggering Event” including certain Bankruptcy Triggering Event (as defined therein)), including but not limited to: (i) the suspension from trading or the failure to list the Common Stock within certain time periods; (ii) failure to declare or pay any dividend when due; (iii) the occurrence of any default under, redemption of or acceleration prior to maturity of at least an aggregate of $500,000 of Indebtedness (as defined in the Exchange Agreements) of the Company, (iv) the Company’s failure to cure a conversion failure of failure to deliver shares of the Common Stock upon conversion, or notice of the Company’s intention not to comply with a request for conversion of any Series C Preferred Stock, and (v) bankruptcy or insolvency of the Company.

From and after the occurrence and during the continuance of any Triggering Event, the Dividend Rate in effect shall automatically be increased to the lesser of 18% per annum and the maximum rate permitted under applicable law.

If at the time of a conversion the Alternate Conversion Price is determined to be the Floor Price because such Floor Price is greater than 98% of the lowest VWAP of a share of Common Stock during the ten (10) trading day period ending and including the trading day immediately preceding the delivery or deemed delivery of the applicable conversion notice, then the Conversion Amount (as defined in the Certificates of Designations), shall automatically increase pro rata, by the applicable Alternate Conversion Floor Amount (as defined therein).

Other Adjustments. In connection with the Exchanges, the Company has agreed to seek stockholder approval at a special meeting of stockholders to be held not later than January 17, 2026 of the issuance of all of the Conversion

Shares issuable pursuant to the Exchange Agreements at a conversion price below the Conversion Price in compliance with the rules and regulations of Nasdaq (the date of such approval, the “Stockholder Approval Date”). If, at any time on or after the date of the Exchange Agreements, the Company issues any shares of Common Stock for a consideration per share (the “New Issuance Price”) less than a price equal to the Conversion Price in effect immediately prior to such issuance, the Conversion Price shall be reduced to the New Issuance Price.

If on either of (i) the 30th calendar day after the Initial Issuance Date or (ii) the 60th calendar day after the Initial Issuance Date, as applicable, (each, an “Adjustment Date”), the Conversion Price then in effect is greater than the greater of (A) the Floor Price and (B) the Market Price (as defined therein) then in effect (the “Adjustment Price”), on the Adjustment Date the Conversion Price shall automatically lower to the Adjustment Price.

Bankruptcy Triggering Event Redemption Right. Upon any Bankruptcy Triggering Event, the Company shall immediately redeem in cash all amounts due under the Series C Preferred Stock at a redemption price equal to the greater of (1) a 25% redemption premium on the Conversion Amount to be redeemed; and (2) the product of (X) the Conversion Rate (calculated using the lowest Alternate Conversion Price during the period commencing on the 20th Trading Day immediately preceding such public announcement and ending on the date the Company makes the entire redemption payment), multiplied by (Y) the equity value at a 25% redemption premium, unless the holder waives such right to receive such payment. The equity value of the Common Stock underlying the Series C Preferred Stock is calculated using the greatest closing sale price of the Common Stock on any trading day during the period commencing on the trading day immediately preceding such Bankruptcy Triggering Event and ending on the date the Company makes the entire payment required.

Change of Control Exchange. Upon a change of control of the Company, each holder may require the Company to exchange such holder’s shares of Series C Preferred Stock for consideration equal to the Change of Control Election Price (as defined in the Certificate of Designations), to be satisfied at the Company’s election in either (x) cash or (y) rights convertible into such securities or other assets to which such holder would have been entitled with respect to such shares of Common Stock had such shares of Common Stock been held by such holder upon consummation of such corporate event.

Company Optional Redemption. At any time the Company shall have the right to redeem in cash all, but not less than all, the shares of Series C Preferred Stock then outstanding at a 25% redemption premium to the greater of (i) the Conversion Amount being redeemed, and (ii) the product of (1) the Conversion Rate with respect to the Conversion Amount being redeemed, multiplied by (2) the equity value of the Common Stock underlying the Series C Preferred Stock. The equity value of the Common Stock underlying the Series C Preferred Stock is calculated using the greatest closing sale price of the Common Stock on any trading day during the period commencing on the trading day immediately preceding the date the Company notifies the holders of the Company’s election to redeem and ending on the trading day immediately prior to the date the Company makes the entire payment required.

Fundamental Transactions. The Certificate of Designations prohibits the Company from entering specified fundamental transactions (including, without limitation, mergers, business combinations and similar transactions) unless the Company (or the Company’s successor) assumes in writing all of the Company’s obligations under the Certificate of Designations and the other Transaction Documents (as defined in the Certificate of Designations).

Voting Rights. The holders of the Series C Preferred Stock shall have no voting power and no right to vote on any matter at any time, either as a separate series or class or together with any other series or class of share of capital stock, and shall not be entitled to call a meeting of such holders for any purpose nor shall they be entitled to participate in any meeting of the holders of Common Stock, except as provided in the Certificate of Designations (or as otherwise required by applicable law).

Covenants. The Certificate of Designations contains a variety of obligations on the Company’s part not to engage in specified activities. In particular, the Company will not, and will cause the Company’s subsidiaries to not, redeem, repurchase or declare any dividend or distribution on any of the Company’s capital stock (other than as required under the Certificate of Designations) and will not incur any indebtedness other than ordinary course trade payables or, subject to certain exceptions, incur any liens. In addition, the Company will not issue any Preferred Shares (except as contemplated in the Exchange Agreements) or issue any other securities that would cause a breach or default under the Certificate of Designations.

Reservation Requirements. So long as any Series C Preferred Stock remains outstanding, the Company shall at all times reserve at least 100% of the number of shares of Common Stock as shall from time to time be necessary to effect the conversion of all Series C Preferred Stock then outstanding.

This description of the Series C Preferred Stock does not purport to be complete and is qualified in its entirety by reference to the complete text of the Series C Certificate of Designations.

Future Classes or Series of Preferred Stock

Our board of directors is authorized to issue the Preferred Stock in one or more series, and in connection with the creation of any such series, by adopting a resolution or resolutions providing for the issuance of the shares thereof and by filing a certificate of designation relating thereto in accordance with the Delaware law, to determine and fix the number of shares of such series and such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including without limitation thereof, dividend rights, conversion rights, redemption privileges and liquidation preferences, and to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series as shall be stated and expressed in such resolutions, all to the fullest extent now or hereafter permitted by the Delaware law.

Our board of directors will make any determination to issue such shares based on its judgment as to our company’s best interests and the best interests of our stockholders.

We will incorporate by reference as an exhibit to the registration statement, which includes this prospectus, the form of any certificate of designations that describes the terms of the series of preferred stock we may offer in the future. This description and the applicable prospectus supplement will include:

•the title and stated value;

•the number of shares authorized;

•the liquidation preference per share;

•the purchase price;

•the dividend rate, period and payment date, and method of calculation for dividends;

•whether dividends will be cumulative or non-cumulative and, if cumulative, the date from which dividends will accumulate;

•the procedures for any auction and remarketing, if any;

•the provisions for a sinking fund, if any;

•the provisions for redemption or repurchase, if applicable, and any restrictions on our ability to exercise those redemption and repurchase rights;

•any listing of the preferred stock on any securities exchange or market;

•whether the preferred stock will be convertible into our common stock, and, if applicable, the conversion price, or how it will be calculated, and the conversion period;

•voting rights, if any, of the preferred stock;

•preemptive rights, if any;

•restrictions on transfer, sale or other assignment, if any;

•whether interests in the preferred stock will be represented by depositary shares;

•a discussion of any material United States federal income tax considerations applicable to the preferred stock;

•the relative ranking and preferences of the preferred stock as to dividend rights and rights if we liquidate, dissolve or wind up our affairs;

•any limitations on issuance of any class or series of preferred stock ranking senior to or on a parity with the series of preferred stock as to dividend rights and rights if we liquidate, dissolve or wind up our affairs; and

•any other specific terms, preferences, rights or limitations of, or restrictions on, the preferred stock.

All shares of preferred stock offered will be fully paid and non-assessable. Any shares of preferred stock that are issued will have priority over the common stock with respect to dividend or liquidation rights or both.

Our Board could create and issue a series of preferred stock with rights, privileges or restrictions which effectively discriminate against an existing or prospective holder of preferred stock as a result of the holder beneficially owning or commencing a tender offer for a substantial amount of common stock. One of the effects of authorized but unissued and unreserved shares of capital stock may be to make it more difficult or discourage an attempt by a potential acquirer to obtain control of our company by means of a merger, tender offer, proxy contest or otherwise. This protects the continuity of our management. The issuance of these shares of capital stock may defer or prevent a change in control of our company without any further stockholder action.

Holders

As of December 15, 2025, we had 36 record holders of our common stock issued and outstanding. The number of record holders was determined from the records of our transfer agent and does not include beneficial owners of common stock whose shares are held in the names of various security brokers, dealers, and registered clearing agencies.

Our Transfer Agent and Warrant Agent

The transfer agent for our common stock and warrant agent for our warrants is Continental Stock Transfer & Trust Company, 1 State Street, New York, New York 10004.

Listing of Securities

Our common stock and Public Warrants are listed on the Nasdaq Capital Market under the symbols “KITT” and “KITTW,” respectively.

Limitations on Liability and Indemnification of Officers and Directors

Our Charter and Bylaws limit the liability of our directors, and provide for the indemnification of our current and former officers and directors, in each case, to the fullest extent permitted by Delaware law.

We have entered into agreements with our officers and directors to provide contractual indemnification in addition to the indemnification provided for in our Charter and Bylaws. The Charter and Bylaws also permit us to secure insurance on behalf of any officer, director or employee for any liability arising out of his or her actions.

In connection with the closing of our de-SPAC Business Combination (the “Closing”), CleanTech Acquisition Corp. (“CLAQ”) purchased a tail policy with respect to liability coverage for the benefit of former CLAQ officers and directors. We will maintain such tail policy for a period of no less than six (6) years following the Closing.

These provisions may discourage stockholders from bringing a lawsuit against our directors for breach of their fiduciary duty. These provisions also may have the effect of reducing the likelihood of derivative litigation against officers and directors, even though such an action, if successful, might otherwise benefit us and our stockholders. Furthermore, a stockholder’s investment may be adversely affected to the extent we pay the costs of settlement and damage awards against officers and directors pursuant to these indemnification provisions.

We believe that these provisions, the directors’ and officers’ liability insurance and the indemnity agreements are necessary to attract and retain talented and experienced officers and directors.

Certain Anti-Takeover Provisions of Delaware Law; Charter and Bylaws

The Charter and Bylaws contain, and the General Corporate Law of the State of Delaware (“DGCL”) contains, provisions, as summarized in the following paragraphs, that are intended to enhance the likelihood of continuity and stability in the composition of the Board. These provisions are intended to avoid costly takeover battles, reduce our vulnerability to a hostile change of control and enhance the Board’s ability to maximize stockholder value in connection with any unsolicited offer to acquire the Company. However, these provisions may have an anti-takeover effect and may delay, deter or prevent a merger or acquisition of the Company by means of a tender offer, a proxy contest or other takeover attempt that a stockholder might consider in its best interest, including those attempts that might result in a premium over the prevailing market price for the shares of Common Stock held by stockholders.

Delaware Law

We are governed by the provisions of Section 203 of the DGCL. Section 203 generally prohibits a publicly held Delaware corporation from engaging in a “business combination” with any “interested stockholder” for a period of three years after the date of the transaction in which the person became an interested stockholder, unless (with certain exceptions) the business combination or the transaction in which the person became an interested stockholder is approved in a prescribed manner. Generally, a “business combination” includes a merger, asset or stock sale, or other transaction resulting in a financial benefit to the interested stockholder. Generally, an “interested stockholder” is a person who, together with affiliates and associates, owns (or within three years prior to the determination of interested stockholder status, did own) 15% or more of a corporation’s voting stock. These provisions may have the effect of delaying, deferring or preventing changes in control of the Company not approved in advance by the Board.

Special Meetings

The Charter provides that special meetings of the stockholders may be called only by or at the direction of the Board, the Chairperson of the Board or the Chief Executive Officer. The Bylaws prohibit the conduct of any business at a special meeting other than as specified in the notice for such meeting. These provisions may have the effect of deferring, delaying or discouraging hostile takeovers or changes in control or management of the Company.

Advance Notice of Director Nominations and New Business

The Bylaws state that in order for a stockholder to propose nominations of candidates to be elected as directors or any other proper business to be considered by stockholders at the annual meeting, such stockholder must, among other things, provide notice thereof in writing to the secretary at the principal executive offices of Nauticus Robotics within the time periods set forth in the Bylaws. Such notice must contain, among other things, certain information about the stockholder giving the notice (and the beneficial owner, if any, on whose behalf the nomination or proposal is made) and certain information about any nominee or other proposed business. Stockholder proposals of business other than director nominations cannot be submitted in connection with special meetings of stockholders.

The Bylaws allow the presiding officer at a meeting of stockholders to adopt rules and regulations for the conduct of meetings which may have the effect of precluding the conduct of certain business at a meeting if such rules and regulations are not followed. These provisions may also defer, delay or discourage a potential acquirer from conducting a solicitation of proxies to elect the acquirer’s own slate of directors or otherwise attempting to influence or obtain control of the Company.

Supermajority Voting for Amendments to Our Governing Documents

The Charter requires the affirmative vote of at least 66⅔% of the voting power of all shares of Common Stock then outstanding to adopt, amend or repeal certain provisions of the Charter. The Charter provides that the Board is expressly authorized to adopt, amend or repeal the Bylaws and that our stockholders may amend the Bylaws only with the approval of at least 66⅔% of the voting power of all shares of our Common Stock then outstanding. These provisions make it more difficult for stockholders to change the Charter or Bylaws and may, therefore, defer, delay or discourage a potential acquirer from conducting a solicitation of proxies to amend the Charter or Bylaws or otherwise attempting to influence or obtain control of the Company.

No Cumulative Voting

The DGCL provides that a stockholder’s right to vote cumulatively in the election of directors does not exist unless the certificate of incorporation specifically provides otherwise. The Charter does not provide for cumulative voting. The prohibition on cumulative voting has the effect of making it more difficult for stockholders to change the composition of the Board.

Classified Board of Directors

The Charter provides that the Board is divided into three classes of directors, with the classes to be as nearly equal in number as possible, designated Class I, Class II and Class III. The terms of Class I, Class II and Class III directors end at our 2026, 2027 and 2028 annual meetings of stockholders, respectively. Directors of each class the term of which shall then expire shall be elected to hold office for a three-year term. The classification of directors has the effect of making it more difficult for stockholders to change the composition of our Board and require a longer time period to do so. The Charter provides that the number of directors will be fixed from time to time exclusively pursuant to a resolution adopted by the Board. The classification of directors has the effect of making it more difficult for stockholders to change the composition of our Board. As a result, in most circumstances, a person can gain control of the Board only by successfully engaging in a proxy contest at two or more meetings of stockholders at which directors are elected.

Removal of Directors; Vacancies

The Charter and Bylaws provide that, so long as the Board is classified, directors may be removed only for cause and only upon the affirmative vote of holders of at least 66 and 2/3% of the voting power of all the then outstanding shares of stock entitled to vote generally in the election of directors, voting together as a single class. Therefore, because stockholders cannot call a special meeting of stockholders, as discussed above, stockholders may only submit a stockholder proposal for the purpose of removing a director at an annual meeting. The Charter and Bylaws provide that vacancies and newly created directorships resulting from any increase in the authorized number of directors shall be filled only by a majority of the directors then in office or by a sole remaining director. Therefore, while stockholders may remove a director, stockholders are not able to elect new directors to fill any resulting vacancies that may be created as a result of such removal.

Stockholder Action by Written Consent

The DGCL permits any action required to be taken at any annual or special meeting of the stockholders to be taken without a meeting, without prior notice and without a vote if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares of stock entitled to vote thereon were present and voted, unless the certificate of incorporation provides otherwise. The Charter and Bylaws preclude stockholder action by written consent. This prohibition, combined with the fact stockholders cannot call a special meeting, as discussed above, means that stockholders are limited in the manner in which they can bring proposals and nominations for stockholder consideration, making it more difficult to effect change in our governing documents and the Board.

Warrants

Our Outstanding Warrants

As of the date of this filing, 11,579,158 Public Warrants (which means the warrants sold in our IPO as part of the Units, whether they were purchased in the IPO or thereafter in the open market) are outstanding. For every 324 Public Warrants, the registered holder is entitled to purchase one share of common stock at a price of $11.50 per full share, subject to adjustment as discussed below, at any time commencing on the completion of the Business Combination. However, no Public Warrants will be exercisable for cash unless we have an effective and current registration statement (including a current prospectus) covering the shares of common stock issuable upon exercise of the Public Warrants. Notwithstanding the foregoing, during any period when we shall have failed to maintain an effective registration statement, warrant holders may exercise, subject to the terms of the Warrant Agreement, dated July 14, 2021, between Continental Stock Transfer & Trust Company and the Company (the “Warrant Agreement”), Public Warrants on a cashless basis pursuant to an available exemption from registration under the Securities Act.

The Public Warrants will expire on the fifth anniversary of our completion of the Business Combination, at 5:00 p.m., New York City time, or earlier upon redemption or liquidation.

The Private Warrants (which means the warrants issued to the sponsors of CLAQ in a private placement in connection with the IPO) (collectively with the Public Warrants, the “Warrants”) are identical in all material respects to the Public Warrants except that (i) such Private Warrants will be exercisable for cash (even if a registration statement covering the shares of common stock issuable upon exercise of such warrants is not effective) or on a cashless basis, at the holder’s option, and will not be redeemable by us, in each case so long as they are still held by the initial purchasers of such warrants or their affiliates, and (ii) the Private Warrants purchased by CleanTech Investments will not be exercisable more than five years from July 14, 2021, in accordance with FINRA Rule 5110(g)(8), as long as Chardan Capital Markets, LLC or any of its related persons beneficially own these private warrants.

Redemption

We may call the outstanding Public Warrants for redemption, in whole and not in part, at a price of $0.01 per warrant:

•at any time after the Public Warrants become exercisable,

•upon not less than 30 days’ prior written notice of redemption to each warrant holder,

•if, and only if, the reported last sale price of the shares of common stock equals or exceeds $16.50 per share (subject to adjustment for splits, dividends, recapitalizations and other similar events), for any 20 trading days within a 30-day trading period ending on the third business day prior to the notice of redemption to warrant holders, and

•if, and only if, there is a current registration statement in effect with respect to the shares of common stock underlying such warrants at the time of redemption and for the entire 30-day trading period referred to above and continuing each day thereafter until the date of redemption.

The right to exercise will be forfeited unless the warrants are exercised prior to the date specified in the notice of redemption (the “Redemption Date”). On and after the Redemption Date, a record holder of a Public Warrant will have no further rights except to receive the redemption price for such holder’s Public Warrant upon surrender of such Public Warrant.

The redemption criteria for our Public Warrants have been established at a price which is intended to provide warrant holders a reasonable premium to the initial exercise price and provide a sufficient differential between the then-prevailing share price and the warrant exercise price so that if the share price declines as a result of our redemption call, the redemption will not cause the share price to drop below the exercise price of the Public Warrants. Redemption may occur at a time when the redeemable warrants are “out-of-the-money,” in which case you would lose any potential embedded value from a subsequent increase in the value of our common stock had your Public Warrants remained outstanding. Historical trading prices for our common stock have not exceeded the $16.50 per share threshold (subject to adjustment for splits, dividends, recapitalizations and other similar events) at which the Public Warrants would become redeemable. However, this could occur in the future.

In the event we elect to redeem our Public Warrants, we will notify holders of Public Warrants of such redemption as described in the Warrant Agreement, and we will fix the Redemption Date. Notice of redemption will be mailed by first class mail, postage prepaid, by us not less than 30 days prior to the Redemption Date to the registered holders of the Public Warrants to be redeemed at their last addresses as they appear on the books maintained by the warrant agent, Continental Stock Transfer & Trust Company. Any notice mailed in the manner provided in the Warrant Agreement will be conclusively presumed to have been duly given whether or not the registered holder received such notice. In addition, beneficial owners of the Public Warrants will be notified of such redemption via posting of the redemption notice to DTC.

If we call the Public Warrants for redemption as described above, our management will have the option to require all holders that wish to exercise warrants to do so on a “cashless basis.” In such event, each holder would pay the exercise price by surrendering the Public Warrants for that number of shares of common stock equal to the quotient obtained by dividing (x) the product of the number of shares of common stock underlying the Public Warrants, multiplied by the difference between the exercise price of the Public Warrants and the “fair market value” by (y) the fair market value. The “fair market value” shall mean the average reported last sale price of our common stock for the 10 trading days ending on the third trading day prior to the date on which the notice of redemption is sent to the holders of Public Warrants. If our management takes advantage of this option, the notice of redemption will contain the information necessary to calculate the number of shares of common stock to be received upon exercise of the warrants, including the “fair market value” in such case. Requiring a cashless exercise in this manner will reduce the number of shares of common stock to be issued and thereby lessen the dilutive effect of a warrant redemption.

Whether we will exercise our option to require all holders to exercise their Public Warrants on a “cashless basis” will depend on a variety of factors including the price of our common shares at the time the Public Warrants are called for redemption, our cash needs at such time and concerns regarding dilutive share issuances. We believe this feature is an attractive option to us if we do not need the cash from the exercise of the Public Warrants. If we call the Public Warrants for redemption and our management does not take advantage of this option, the holders of the Private Warrants and their permitted transferees would still be entitled to exercise their Private Warrants for cash or on a cashless basis using the same formula described above that other warrant holders would have been required to use had all warrant holders been required to exercise their warrants on a cashless basis.

The Public Warrants were issued in registered form under the Warrant Agreement which provides that the terms of the Public Warrants may be amended without the consent of any holder to, among other things, cure any ambiguity or correct any defective provision that is not inconsistent with the Warrant Agreement, but requires the approval, by written consent or vote, of the holders of a majority of the then outstanding warrants in order to make any change not permitted by Section 9.8 of the Warrant Agreement, including any amendment to increase the exercise price of the Warrants or shorten the exercise period.

The exercise price and number of shares of common stock issuable on exercise of the Warrants may be adjusted in certain circumstances including in the event of a share dividend, extraordinary dividend or our recapitalization, reorganization, merger or consolidation.

The Warrants may be exercised upon surrender of the warrant certificate on or prior to the expiration date at the offices of the warrant agent, with the exercise form on the reverse side of the warrant certificate completed and executed as indicated, accompanied by full payment of the exercise price, by certified or official bank check payable to us, for the number of warrants being exercised. The warrant holders (who are not stockholders of the Company) do not and will not have the rights or privileges of holders of shares of common stock, including, without limitation, any voting rights, unless and until they exercise their warrants and receive shares of common stock. After the issuance of shares of common stock upon exercise of the Warrants, each holder will be entitled to one vote for each share held on all matters to be voted on by stockholders.

Except as described above, no Public Warrants will be exercisable for cash, and we will not be obligated to issue shares of common stock unless, at the time a holder seeks to exercise such warrant, a prospectus relating to the shares of common stock issuable upon exercise of the Warrants is current and the shares of common stock have been registered or qualified or deemed to be exempt under the securities laws of the state of residence of the holder of the Warrants. Under the terms of the Warrant Agreement, we have agreed to use our best efforts to meet these conditions and to maintain a current prospectus relating to the shares of common stock issuable upon exercise of the Warrants until the expiration of the Warrants. However, we cannot assure you that we will be able to do so and, if we do not maintain a current prospectus relating to the shares of common stock issuable upon exercise of the Warrants, holders will be unable to exercise their Warrants, and we will not be required to settle any such warrant exercise. If the prospectus relating to the shares of common stock issuable upon the exercise of the warrants is not current or if the common stock is not qualified or exempt from qualification in the jurisdictions in which the holders of the Warrants reside, we will not be required to net cash settle or cash settle the warrant exercise, the Warrants may have no value, the market for the Warrants may be limited, and the Warrants may expire worthless.

A holder of a Warrant may notify us in writing in the event it elects to be subject to a requirement that such holder will not have the right to exercise such Warrant, to the extent that after giving effect to such exercise, such person (together with such person’s affiliates), to the warrant agent’s actual knowledge, would beneficially own in excess of 9.9% (or such other amount as a holder may specify) of common stock outstanding.

No fractional shares will be issued upon exercise of the Warrants. If, upon exercise of the Warrants, a holder would be entitled to receive a fractional interest in a share, we will, upon exercise, round down to the nearest whole number the number of shares of common stock to be issued to the warrant holder.

We have agreed that, subject to applicable law, any action, proceeding or claim against us arising out of or relating in any way to the Warrant Agreement will be brought and enforced in the courts of the State of New York or the United States District Court for the Southern District of New York, and we irrevocably submit to such jurisdiction, which jurisdiction will be the exclusive forum for any such action, proceeding or claim. This provision applies to claims under the Securities Act but does not apply to claims under the Exchange Act or any claim for which the federal district courts of the United States of America are the sole and exclusive forum.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth information known to us regarding the beneficial ownership of the Common Stock as of December 15, 2025:

•each person who is known by us to be the beneficial owner of more than 5% of the outstanding shares of the Common Stock;
•each named executive officer and director of the Company; and
•all current executive officers and directors of the Company, as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provides that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including convertible or exercisable securities that are currently convertible or exercisable within 60 days.

The beneficial ownership percentages set forth in the table below are based on 23,433,970 shares of Common Stock issued and outstanding as of December 15, 2025.

Common stock issuable upon the conversion of convertible securities such as Series A Preferred Stock and Series B Preferred Stock or the exercise of exercisable securities such as options and restricted stock units (“RSUs”) that are currently convertible or exercisable or will become convertible or exercisable within 60 days of December 15, 2025 are deemed to be outstanding and beneficially owned by the person holding the securities. These shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person.

Unless otherwise noted in the footnotes to the following table, and subject to applicable community property laws, the persons and entities named in the table have sole voting and investment power with respect to their beneficially owned Common Stock.

Name of Beneficial Owner[1]	Number of Shares	% of Class[2]
Five Percent Holders
Entities affiliated with ATW Partners LLC[3]	10,675,939	31.3%
Material Impact Fund II, L.P.[4]	10,965,900	31.9%
Directors and Executive Officers
John W. Gibson, Jr.	11,904	*
Victoria Hay	16,667	*
Jimena Begaries	-	*
John Symington	-	*
John D. Yamokoski	2,865	*
Jim Bellingham	3,048	*
William “Bill” H. Flores	14,501	*
Adam Sharkawy[5]	10,968,948	31.9%
Eli Spiro[6]	3,564	*
All Directors and Executive Officers	11,021,496	32.0%

*    Less than 1%

1    The business address of each of the individuals is c/o Nauticus Robotics, Inc., 17146 Feathercraft Lane, Suite 450, Webster, TX 77598
2    Percentages calculated by including assumption of conversion as specified in the footnotes below.
3    Consists of (i) 38 shares issuable upon exercise of the SPA Warrants held by ATW Special Situations I, LLC, (ii) 1,149 shares issuable upon the conversion of debt issued pursuant to the September 2023 Term Loan held by ATW Special Situations I, LLC and ATW Special Situations II, LLC, (iii) 77,774 shares issuable upon the conversion of debt issued pursuant to the January 2024 Term Loan held by ATW Special Situations I, LLC, ATW Special Situations II, LLC and ATW Special Situations III, LLC, (iv) 6,058,586 shares issuable upon the conversion of the Series B Preferred Stock held by ATW Special Situations II, LLC; (v) 2,720,842 shares issuable upon conversion of the Series C Preferred Stock held by ATW Special Situations I, LLC and ATW Special Situations II, LLC, and (vi) 1,817,570 shares issuable upon conversion of the November 2024 Debentures held by ATW Special Situations I, LLC, assuming conversion of the entirety of each of these tranches, all subject to a contractual limitation that after giving effect of any conversion, it would not beneficially own in excess of 9.99% of the shares of Common Stock outstanding immediately after giving effect to such conversion. Antonio Ruiz-Gimenez and Kerry Propper are the managing members (“Managing Members”) of ATW Partners Opportunities Management, LLC, which is the manager (the “Manager”) of ATW Special Situations I, LLC and ATW Special Situations III, LLC, and Antonio Ruiz-Gimenez is the managing member of ATW Special Situations II, LLC (together with ATW Special Situations I, LLC and ATW Special Situations III, LLC, the “ATW funds”). The ATW funds, the Manager and the Managing Members may be deemed to have shared voting and dispositive power with respect to the securities beneficially owned by ATW funds. The business address of ATW funds, the Manager and the Managing Members is 1 Pennsylvania Plaza, Suite 4810, New York, New York 10119.
4    Consists of (i) 9,301 shares issued as merger consideration, (ii) 11,799 shares issuable upon exercise of the SPA Warrants, (iii) 1,029 shares issuable upon the conversion of debt issued pursuant to the September 2023 Term Loan, (iv) 155,484 shares issuable upon the conversion of debt issued pursuant to the January 2024 Term Loan,, and (v) 10,788,287 shares issuable upon the conversion of the Series A Preferred Stock, assuming conversion of the entirety of each of these tranches. Our director, Adam Sharkawy is a founder and managing partner at Material Impact Fund II, L.P. The business address of Material Impact Fund II, L.P. is 131 Dartmouth Street, Boston, Massachusetts 02116.
5    Consists of 3,048 shares held directly and shares held indirectly by Material Impact Fund II, L.P. consisting of (i) 9,301 shares issued as merger consideration, (ii) 11,799 shares issuable upon exercise of the SPA Warrants, (iii) 1,029 shares issuable upon the conversion of debt issued pursuant to the September 2023 Term Loan, (iv) 155,484 shares issuable upon the conversion of debt issued pursuant to the January 2024 Term Loan,, and (v) 10,288,287 shares issuable upon the conversion of the Series A Preferred Stock. Our director, Adam Sharkawy is a founder and managing partner at Material Impact Fund II, L.P. The business address of Material Impact Fund II, L.P. is 131 Dartmouth Street, Boston, Massachusetts 02116.
6     Consists of 3048 shares held directly and 1133 shares held indirectly by Dumby I L.P. consisting of 516 shares and 617 shares issuable upon exercise of private warrants. Mr. Spiro’s wife is General Partner of Dumby I L.P. and Mr. Spiro is not a limited partner of Dumby I L.P. Mr. Spiro disclaims beneficial ownership of the shares held indirectly, except to the extent of his pecuniary interest therein.

Stockholder Proposals

Any proposal of a shareholder intended to be included in our proxy statement and form of proxy/voting instruction card for the 2026 annual meeting of shareholders pursuant to SEC Rule 14a-8 must be received by us no later than December 30, 2025, unless the date of our 2026 annual meeting is more than 30 days before or after June 25, 2026, in which case the proposal must be received a reasonable time before we begin to print and send our proxy materials. Section 1.10 and Section 1.11 of Article I of the Second Amended and Restated Bylaws of the Company, as amended (the “Bylaws”), sets out a detailed procedure for stockholder proposed director candidates and other stockholder proposals. Proposals must be sent via registered, certified, or express mail (or other means that allows the stockholder to determine when the proposal was received by the Secretary) to the Company’s Secretary at Attn: Corporate Secretary, 17146 Feathercraft Lane, Suite 450, Webster, TX 77598. Proposals must contain the information required under the Company’s Bylaws, a copy of which is available upon request to the Company’s Secretary, and also must comply with the SEC’s regulations regarding the inclusion of stockholder proposals in Company-sponsored proxy materials.

Stockholders intending to present a proposal or nominate a director for election at the Company’s 2026 Annual Meeting of Stockholders without having the proposal or nomination included in the Company’s proxy statement must comply with the requirements set forth in the Bylaws. Section 1.10 and Section 1.11 of Article I of the Bylaws sets out a detailed procedure for stockholder proposed director candidates and other stockholder proposals. The Bylaws require, among other things, that the Secretary of the Company receive the proposal or nomination not less than ninety (90) days nor more than one hundred twenty (120) days prior to the first anniversary of the preceding year’s annual meeting. However, if the Company changes the date of the annual meeting of Stockholders by more than 30 days before or 70 days after the anniversary of the preceding year’s annual meeting, then (1) in case of an election of director, stockholder’s notice must be received not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (A) the 90th day prior to such annual meeting and (B) the tenth day following the day on which public disclosure of the date of such annual meeting is first made; and (2) in case of a proposal other than directors election, stockholder’s notice must be received not later than the 90th day prior to such annual meeting or, if later, the tenth day following the day on which public disclosure of the date of such annual meeting was first made.. For the Company’s 2026 annual meeting of shareholders, the Company’s Secretary must receive the proposal or nomination not less than ninety (90) days nor more than one hundred twenty (120) days prior to June 25, 2026 (i.e., no earlier than February 25 and no later than March 27, 2026). Proposals must contain the information required under the Bylaws, a copy of which is available upon request to the Company’s Secretary. In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act.

Stockholder Communications

Stockholders and interested parties who wish to communicate with the Board of Directors, or with any individual director, may do so by correspondence addressed to the Board of Directors, or to an individual director, at the principal executive offices of the Company at Nauticus Robotics, Inc., Attn: Corporate Secretary, 17146 Feathercraft Lane, Suite 450, Webster, TX 77598. All such communications received from stockholders are sent directly to members of the Board of Directors.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Special Meeting materials with respect to two or more stockholders sharing the same address by delivering a single set of Special Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokers with account holders who are Nauticus Robotics stockholders will be “householding” the Company’s proxy materials. A single set of Special Meeting materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of Special Meeting materials, please notify your broker or the Company. Direct your written request to Nauticus Robotics, Inc., Attn: Corporate Secretary, 17146 Feathercraft Lane, Suite 450, Webster, TX 77598. We will deliver promptly, upon such written request, a separate set of Special Meeting materials to a stockholder at a shared address to which a single copy of such documents was delivered. Stockholders who currently receive multiple copies of the Special Meeting materials at their addresses and would like to request “householding” of their communications should contact their brokers.

Solicitation of Proxies

The Company will bear the costs of soliciting proxies from the Company’s stockholders. In addition to the use of the mails, proxies may be solicited by the Company’s directors, officers and employees by personal interview, telephone or telegram. Such directors, officers and employees will not be additionally compensated for such solicitation, but may be reimbursed for out-of-pocket expenses incurred in connection therewith. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of the Common Stock held of record by such persons, and the Company will reimburse such brokerage houses, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred in connection therewith. The Company has engaged Morrow Sodali LLC to assist the Company with the solicitation of proxies for the Special Meeting. The Company expects to pay Morrow Sodali LLC a fee of $10,000, plus disbursements for its services.

Where You Can Find More Information

This Proxy Statement is available free of charge on our internet website, www.nauticusrobotics.com. On our website, we make available our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, proxy statements and other information and any amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act as soon as reasonably practicable after we electronically file such materials with, or furnish them to, the SEC. Such information will also be available at www.sec.gov. This reference to our website is for the convenience of investors as required by the SEC and shall not be deemed to incorporate any information on, or accessible through, our website into this Proxy Statement.

We will provide without charge to any person from whom a proxy is solicited by the Board of Directors, upon the written request of such person, a copy of our most recent Annual Report on Form 10-K, including the financial statements and schedules thereto (as well as exhibits thereto, if specifically requested), our Quarterly Reports on Form 10-Q, and other information and any amendments to those reports. Written requests for such information should be directed to Nauticus Robotics, Inc., Attn: Corporate Secretary, 17146 Feathercraft Lane, Suite 450, Webster, TX 77598.

You should rely only on the information contained in this Proxy Statement. We have not authorized anyone to provide you with information different from that contained in this Proxy Statement.

OTHER MATTERS

In accordance with the Company’s Amended and Restated Bylaws, the business transacted at the Special Meeting will be limited to the matters set forth in the Notice of Special Meeting of Stockholders and this Proxy Statement.

APPENDIX A
EQUITY FACILITY PURCHASE AGREEMENT

EXECUTION VERSION
CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND IS THE TYPE OF INFORMATION THAT THE REGISTRANT CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE AND CONFIDENTIAL. REDACTED INFORMATION IS INDICATED BY [***].
EQUITY PURCHASE FACILITY AGREEMENT
THIS EQUITY PURCHASE FACILITY AGREEMENT (this “Agreement”), dated as of October 23, 2025, is made by and between [***], or its registered assigns (the “Investor”) and NAUTICUS ROBOTICS, INC., a Delaware corporation (the “Company”). The Investor and the Company may be referred to herein individually as a “Party” and collectively as the “Parties.”
WHEREAS, the Parties desire that, upon the terms and subject to the conditions contained herein, the Company shall have the right to issue and sell to the Investor, from time to time as provided herein, and the Investor shall purchase from the Company, up to an aggregate of $250 million (the “Commitment Amount”) in newly issued shares of the Company’s common stock, par value $0.0001 per share (the “Common Shares”);
WHEREAS, the Common Shares are listed on The Nasdaq Capital Market under the symbol “KITT”;
WHEREAS, the offer and sale of the Common Shares issuable hereunder will be made in reliance upon Section 4(a)(2) under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “Securities Act”), or upon such other exemption from the registration requirements of the Securities Act as may be available with respect to any or all of the transactions to be made hereunder; and
WHEREAS, the Parties are concurrently entering into a Registration Rights Agreement in the form attached as Exhibit A hereto (the “Registration Rights Agreement”), pursuant to which the Company shall register the resale of the Registrable Securities (as defined in the Registration Rights Agreement), upon the terms and subject to the conditions set forth therein.
NOW, THEREFORE, the Parties hereto agree as follows:
Article I. Certain Definitions
Section 1.01.For purposes of this Agreement, capitalized terms not otherwise defined in this Agreement shall have the respective meanings indicated below, such meanings to be applicable equally to both the singular and plural forms of such terms:
(a)“Accredited Investor” shall have the meaning set forth in Section 3.05.
(b)“Additional Issuance Restricted Period” shall mean the period beginning on the date of this Agreement through, and including, three (3) calendar months after a Lapsed Registration Termination or any termination pursuant to Section 9.01(b).
(c)“Adjusted Advance Amount” shall have the meaning set forth in Section 2.02(i).
(d)“Advance” shall mean any issuance and sale of Advance Shares by the Company to the Investor pursuant to this Agreement.
(e)“Advance Date” means the first Trading Day immediately after the expiration of the applicable Pricing Period for each Advance.
(f)“Advance Halt” means, on any day during the Pricing Period (i) the Company notifies the Investor that a Material Outside Event has occurred or shall have occurred, (ii) the Company notifies the Investor of a Black Out Period, or (iii) the Investor learns that an Equity Condition Failure exists.

(g)“Advance Notice” shall mean a written notice in the form of Exhibit B attached hereto to the Investor executed by an officer of the Company and setting forth the number of Advance Shares that the Company desires to issue and sell to the Investor.
(h)“Advance Notice Confirmation” means, in connection with an Advance Notice selecting either an Accelerated Purchase Pricing Period, an Extended Purchase Pricing Period or an Overtime Purchase Pricing Period, written confirmation by the Investor to the Company (which may be delivered by e-mail), at the Investor’s discretion, accepting such Advance Notice, subject to the terms and adjustments herein, and, where applicable, specifying the time the Pricing Period begins (at Investor’s discretion) for such Advance Notice.
(i)“Advance Notice Date” means each date the Company is deemed to have delivered (in accordance with Section 2.01(b) of this Agreement) an Advance Notice to the Investor, subject to the terms of this Agreement.
(j)“Advance Shares” shall mean the Common Shares that the Company shall issue and sell to the Investor pursuant to the terms of this Agreement.
(k)“Affiliate” shall have the meaning set forth in Section 3.07.
(l)“After Market Trading Day” means a Trading Day during which the close of Regular Trading Hours on the Principal Market ends at 4:00 p.m. New York City time and trading on the Principal Market continues after the close of the Principal Market until 8:00 p.m. New York City time in the form of after-market trading.
(m)“After Market Notice Hours” means, on an After Market Trading Day, the period of time from 4:00 p.m. New York City time until 7:30 p.m. New York City time.
(n)“After Market Trading Hours” means, on an After Market Trading Day, the period of time from 4:00 p.m. New York City time until 8:00 p.m. New York City time.
(o)“After Market Pricing Hours” means the trading hours during any Trading Day that the Principal Market is open, beginning at the start of Regular Trading Hours on such Trading Day and ending at the conclusion of the After Market Trading Hours on such Trading Day.
(p)“Aggregate Purchase Price" means the product of (i) the Purchase Price and (ii) the Adjusted Advance Amount.
(q)“Agreement” shall have the meaning set forth in the preamble of this Agreement.
(r)“Applicable Laws” shall mean all applicable laws, statutes, rules, regulations, orders, executive orders, directives, policies, guidelines and codes having the force of law, whether local, national, or international, as amended from time to time, including without limitation (i) all applicable laws that relate to money laundering, terrorist financing, financial record keeping and reporting, (ii) all applicable laws that relate to anti-bribery, anti-corruption, books and records and internal controls, including the United States Foreign Corrupt Practices Act of 1977, and (iii) any Sanctions laws.
(s)“Applicable VWAP” means the Daily VWAP, Extended Daily VWAP, Hourly VWAP, Extended Hourly VWAP or Overtime VWAP, as applicable.
(t)“Approved Stock Plan” means any employee benefit plan which has been approved by the board of directors of the Company prior to or subsequent to the date hereof pursuant to which Common Shares and standard options to purchase Common Shares may be issued to any employee, officer or director for services provided to the Company in their capacity as such.
(u)“Bankruptcy Law” means Title 11, U.S. Code, or any similar federal, state or similar laws for the relief of debtors.
(v)“Black Out Period” shall have the meaning set forth in Section 6.04(a).
(w)“Block Trades” means any privately negotiated transaction involving the sale or resale of Common Shares, executed outside of the public exchange (including trades executed through alternative trading systems, dark pools, or direct negotiation), involving at least 10,000 Common Shares, including trades where a broker-dealer attempts to sell the securities as agent but may position and resell a portion of the block as principal to facilitate the transaction. Such trades may be conducted without substantial marketing efforts prior to pricing and may include same-day trades, overnight trades or similar transactions.
(x)“Bona Fide Offer” shall have the meaning set forth in Section 6.22.
(y)“Closing” shall have the meaning set forth in Section 2.04.
(z)“Commitment Amount” shall have the meaning set forth in the recitals of this Agreement.
(aa)“Commitment Period” shall mean the period commencing on the date of this Agreement and expiring upon the date of termination of this Agreement in accordance with Section 9.01.
(ab)“Commitment Shares” shall have the meaning set forth in Section 11.04.
(ac)“Common Share Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Shares, including, without limitation, any debt, preferred shares, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Shares.
(ad)“Common Shares” shall have the meaning set forth in the recitals of this Agreement.
(ae)“Company” shall have the meaning set forth in the preamble of this Agreement.
(af)“Company Indemnitees” shall have the meaning set forth in Section 5.02.
(ag)“Condition Satisfaction Date” shall have the meaning set forth in Annex I.
(ah)“Confirmation Deadline” means, in connection with (i) an Advance Notice selecting an Accelerated Purchase Pricing Period or Extended Purchase Pricing Period, 4:00 p.m. New York City time (or the conclusion of Regular Trading Hours on the Principal Market, if earlier) on the Trading Day of the applicable Pricing Period, and (ii) an Advance Notice selecting an Overtime Purchase Pricing Period, 8:00 p.m. New York City time on the After Market Trading Day of the applicable Pricing Period.
(ai)“Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any Indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto.
(aj)“Convertible Securities” shall mean any capital stock or other security of the Company or any of its Subsidiaries that is at any time and under any circumstances directly or indirectly convertible into, exercisable or exchangeable for, or which otherwise entitles the holder thereof to acquire, any capital stock or other security of the Company (including, without limitation, Common Shares) or any of its Subsidiaries.
(ak)“Current Report” shall have the meaning set forth in Section 6.15.
(al)“Custodian” means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.
(am)“Daily Traded Amount” means the daily trading volume of the Common Shares on the Principal Market during Regular Trading Hours as reported by the Reporting Service.
(an)“Daily VWAP” means, for any Trading Day, the VWAP for such Trading Day during Regular Trading Hours as reported by the Reporting Service. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination, recapitalization or other similar transaction during such period.
(ao)“Disclosure Schedules” shall have the meaning set forth in Article IV.
(ap)“Effective Date” means the first Trading Day immediately following the date hereof.

(aq)“Environmental Laws” shall have the meaning set forth in Section 4.14.
(ar)“Equity Condition Failure” means a Trading Day during a Pricing Period on which (A) the Company or any of its respective directors, officers, employees or agents has disclosed any material non-public information about the Company to the Investor (unless a public announcement thereof is made by the Company in the manner contemplated by Regulation FD prior to the opening of trading on the Principal Market), or (B) any of the conditions set forth in subparagraphs (b), (c), (f), (h), (i), (n), (o), or (p) to Annex I to this Agreement are not satisfied.
(as)“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
(at)“Exchange Cap” shall have the meaning set forth in Section 2.02(c).
(au)“Excluded Day” means a day on which there is no VWAP for the Common Shares.
(av)“Excluded Securities” means (i) Common Shares or options to purchase Common Shares issued to directors, officers or employees of the Company or its Subsidiaries for services rendered to the Company in their capacity as such pursuant to an Approved Stock Plan, provided that the exercise price of any such options is not lowered, none of such options are amended to increase the number of shares issuable thereunder and none of the terms or conditions of any such options are otherwise materially changed in any manner that adversely affects the Investor; (ii) Common Shares issued upon the conversion or exercise of Convertible Securities (other than options to purchase Common Shares issued pursuant to an Approved Stock Plan that are covered by clause (i) above) issued prior to the date of this Agreement, provided that the conversion, exercise or other method of issuance (as the case may be) of any such Convertible Security is made solely pursuant to the conversion, exercise or other method of issuance (as the case may be) provisions of such Convertible Security that were in effect on the date immediately prior to the date of this Agreement, the conversion, exercise or issuance price of any such Convertible Securities (other than options to purchase Common Shares issued pursuant to an Approved Stock Plan that are covered by clause (i) above) is not lowered, none of such Convertible Securities (other than standard options to purchase Common Shares issued pursuant to an Approved Stock Plan that are covered by clause (i) above) are amended to increase the number of shares issuable thereunder and none of the terms or conditions of any such Convertible Securities (other than options to purchase Common Shares issued pursuant to an Approved Stock Plan that are covered by clause (i) above) are otherwise materially changed in any manner that adversely affects the Investor; (iii) any issuance of Common Stock pursuant to an “at-the-market” offering of Common Stock with a registered broker-dealer under a currently effective registration statement on Form S-3 (the “ATM”), provided, however, that Common Shares may not be sold pursuant to the ATM on any Trading Day on which the Company delivers an Advance Notice to the Investor or a Pricing Period is in effect; and (iv) any Common Shares issued or issuable in connection with any acquisitions (whether by merger, consolidation, purchase of equity, purchase of assets, reorganization or otherwise), mergers, consolidations, or reorganizations approved by a majority of the disinterested directors of the Company, provided that any such issuance shall only be to a Person (or to the equityholders of a Person) which is, itself or through its subsidiaries, an operating company or an owner of an asset in a business complementary with the business of the Company and shall provide to the Company additional benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.
(aw)“Extended Daily VWAP” means, for any Trading Day, the Extended VWAP for such Trading Day during Extended Trading Hours as reported by the Reporting Service. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination, recapitalization or other similar transaction during such period.
(ax)“Extended Hourly VWAP” means, for any Trading Day, the Extended VWAP during any given one-hour interval beginning at 4:00 a.m. New York City time through 4:00 p.m. New York City time, as reported by the Reporting Service. In the event that, for the relevant Pricing Period, the Extended Trading Hours results in a fractional hour, then the last fractional hour of trading of the Extended Trading Hours on such Trading Day will count as the final “one-hour” interval of such Trading Day. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination, recapitalization or other similar transaction during such period.
(ay)“Extended Trading Hours” means the trading hours during any Trading Day that the Principal Market is open, beginning at 4:00 a.m. New York City time and ending 4:00 p.m. New York City time (or at the time the Principal Market closes, if earlier) on such Trading Day. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination, recapitalization or other similar transaction during such period.

(az)“Extended VWAP” means, for any Trading Day that the Common Shares is then listed or quoted on a Principal Market, the volume weighted average price of the Common Shares for the applicable measurement period on the Principal Market during the Extended Trading Hours on such Trading Day as reported by the Reporting Service. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination, recapitalization or other similar transaction during such measurement period.
(ba)“GAAP” shall have the meaning set forth in Section 4.07.
(bb)“GDPR” shall have the meaning set forth in Section 4.36.
(bc)“Hazardous Materials” shall have the meaning set forth in Section 4.14.
(bd)“HIPAA” shall have the meaning set forth in Section 4.36.
(be)“Hourly VWAP” means, for any Trading Day, the VWAP during any given one-hour interval beginning at 9:30 a.m. New York City time through 4:00 p.m. New York City time (or the close of trading on the Principal Market, if earlier), as reported by the Reporting Service. The last 30 minutes (or fraction of an hour) of the Regular Trading Hours of such Trading Day will count as the final “one-hour” interval of such Trading Day.
(bf)“Indebtedness” means (i) all indebtedness for borrowed money, (ii) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (including, without limitation, “capital leases” in accordance with GAAP) (other than trade payables entered into in the ordinary course of business consistent with past practice), (iii) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (iv) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (v) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (vi) all monetary obligations under any leasing or similar arrangement which, in connection with GAAP, consistently applied for the periods covered thereby, is classified as a capital lease, (vii) all indebtedness referred to in clauses (i) through (vi) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any lien upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (viii) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (i) through (vii) above.
(bg)“Indemnified Liabilities” shall have the meaning set forth in Section 5.01.
(bh)“Insolvent” shall mean, whether on a consolidated or individual basis, (i) the Company and its Subsidiaries are unable to pay their debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured, (ii) the present fair saleable value of the Company’s and its Subsidiaries’ assets is less than the amount required to pay the Company’s and its Subsidiaries’ total Indebtedness or (iii) the Company and its Subsidiaries intend to incur or believe that they will incur debts that would be beyond their ability to pay as such debts mature. Neither the Company nor any of its Subsidiaries has engaged in any business or in any transaction, and is not about to engage in any business or in any transaction, for which the Company’s or such Subsidiary’s remaining assets constitute unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted.
(bi)“Investor” shall have the meaning set forth in the preamble of this Agreement.
(bj)“Investor Indemnitees” shall have the meaning set forth Section 5.01.
(bk)“IT Systems” shall have the meaning set forth in Section 4.36.
(bl)“Lapsed Registration Termination” shall have the meaning set forth in 9.01(a).
(bm)“Limitation Date” shall have the meaning set forth in Section 6.21(b)(i).
(bn)“Market Price” shall mean the Accelerated Purchase Market Price, Regular Purchase Market Price, Extended Purchase Market Price or Overtime Purchase Market Price, as applicable (in each case, to be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split or other similar transaction that occurs on or after the date of the Original Agreement):
(i)“Accelerated Purchase Market Price” for an Accelerated Purchase Pricing Period, the lower of (i) the lowest price the Common Shares traded during the Regular Trading Hours of the Trading Day applicable to the Accelerated Purchase Pricing Period and (ii) the lowest Hourly VWAP of the Common Shares during the Regular Trading Hours of the Trading Day applicable to the Accelerated Purchase Pricing Period;
(ii)“Regular Purchase Market Price” for a Regular Purchase Pricing Period the lower of (i) the lowest price the Common Shares traded during the relevant Pricing Period; and (ii) the lowest Daily VWAP of the Common Shares during the relevant Regular Purchase Pricing Period. (For avoidance of doubt, the Regular Purchase Pricing Period includes any Excluded Day during the relevant Pricing Period);
(iii)“Extended Purchase Market Price” for an Extended Purchase Pricing Period, the lower of (i) the lowest price the Common Shares traded during the Extended Trading Hours on the Trading Day applicable to the Extended Purchase Pricing Period and (ii) the lowest Extended Hourly VWAP of the Common Shares on the Trading Day applicable to the Extended Purchase Pricing Period; and
(iv)“Overtime Purchase Market Price” for an Overtime Purchase Pricing Period, the lower of (i) the lowest price the Common Shares traded during the After Market Pricing Hours on the Trading Day applicable to the Overtime Purchase Pricing Period and (ii) the lowest Overtime Hourly VWAP of the Common Shares during the Trading Day applicable to the Overtime Purchase Pricing Period.
(bo)“Material Adverse Effect” means any material adverse effect on (i) the business, properties, assets, liabilities, operations (including results thereof), condition (financial or otherwise) or prospects of the Company or any Subsidiary, individually or taken as a whole, (ii) the transactions contemplated hereby or in any of the other Transaction Documents or any other agreements or instruments to be entered into in connection herewith or therewith or (iii) the authority or ability of the Company or any of its Subsidiaries to perform any of their respective obligations under any of the Transaction Documents.
(bp)“Material Outside Event” shall have the meaning set forth Section 6.11.
(bq)“Maximum Advance Amount” means the Accelerated Purchase Maximum Advance Amount, Regular Purchase Maximum Advance Amount or Extended Purchase Maximum Advance Amount, as applicable, provided, however, notwithstanding anything herein to the contrary, the Maximum Advance Amount shall not exceed the limitations set forth in Section 2.02 of this Agreement:
(i)“Accelerated Purchase Maximum Advance Amount” in respect of each Advance Notice with an Accelerated Purchase Pricing Period, an amount of Common Shares equal to the lower of (i) four hundred percent (400%) of the median Daily Traded Amount during the ten (10) consecutive Trading Days immediately preceding an Advance Notice Date, and (ii) such number of Common Shares equal to $2,500,000 as of the date of each Advance Notice (determined based on the last closing price of the Common Shares on the Principal Market prior to delivery of such Advance Notice), or such other amount of Common Shares as agreed upon by the Parties in writing, which may be made via e-mail;
(ii)“Regular Purchase Maximum Advance Amount” in respect of each Advance Notice with a Regular Purchase Pricing Period, an amount of Common Shares equal to the lower of (i) one hundred percent (100%) the median Daily Traded Amount during the ten (10) consecutive Trading Days immediately preceding an Advance Notice Date, and (ii) such number of Common Shares equal to $1,000,000 as of the date of each Advance Notice (determined based on the last closing price of the Common Shares on the Principal Market prior to delivery of such Advance Notice);
(iii)“Extended Purchase Maximum Advance Amount” in respect of each Advance Notice with an Extended Purchase Pricing Period, an amount of Common Shares equal to the lower of (i) four hundred percent (400%) of the median Daily Traded Amount during the ten (10) consecutive Trading Days immediately preceding an Advance Notice Date, and (ii) such number of Common Shares equal to $2,500,000 as of the date of each Advance Notice (determined based on the last closing price of the Common Shares on the Principal Market prior to delivery of such Advance Notice), or such other amount of Common Shares as agreed upon by the Parties in writing, which may be made via e-mail; and
(iv)“Overtime Purchase Maximum Advance Amount” in respect of each Advance Notice with an Overtime Purchase Pricing Period, an amount of Common Shares equal to the lower of (i) four hundred percent (400%) of the median Daily Traded Amount during the ten (10) consecutive Trading Days immediately preceding an Advance Notice Date, and (ii) such number of Common Shares equal to $2,500,000 as of the date of each Advance Notice (determined based on the last closing price of the Common Shares on the Principal Market prior to delivery of such Advance Notice), or such other amount of Common Shares as agreed upon by the Parties in writing, which may be made via e-mail.
(br)“Money Laundering Laws” shall have the meaning set forth in Section 4.32.
(bs) “OFAC” shall have the meaning set forth in Section 4.31.
(bt)“Offer Notice” shall have the meaning set forth in Section 6.22.
(bu)“Ownership Limitation” shall have the meaning set forth in Section 2.02(a).
(bv)“Overtime Daily VWAP” means, for any After Market Trading Day, the Overtime VWAP for such After Market Trading Day during the After Market Trading Hours, starting at the beginning of the Overtime Purchase Pricing Period and ending at 8:00 p.m., as reported by the Reporting Service. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination, recapitalization or other similar transaction during such period.
(bw)“Overtime Hourly VWAP” means, for any Trading Day, the Overtime VWAP during any given one-hour interval beginning at the start of Regular Trading Hours through the conclusion of After Market Trading Hours, as reported by the Reporting Service. In the event that, for the relevant Pricing Period, the After Market Pricing Hours results in a fractional hour, then the last fractional hour of trading of the After Market Pricing Hours on such Trading Day will count as the final “one-hour” interval of such Trading Day. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination, recapitalization or other similar transaction during such period.
(bx)“Overtime VWAP” means, for any After Market Trading Day, the volume weighted average price of the Common Shares on the Principal Market during the After Market Pricing Hours as reported by the Reporting Service for the applicable measurement period but in no event after the conclusion of the After Market Trading Hours, provided, however, that for purposes of calculating the volume weighted average price of the Common Shares, the “Overtime VWAP” shall exclude Block Trades. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination, recapitalization or other similar transaction during such measurement period.
(by)“Party” and “Parties” shall each have the meaning set forth in the recitals of this Agreement.
(bz)“Person” shall mean an individual, a corporation, a partnership, a limited liability company, a trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.
(ca)“Personal Data” shall have the meaning set forth in Section 4.36.
(cb)“Plan of Distribution” shall mean the section of a Registration Statement disclosing the plan of distribution of the Shares.
(cc)“Pricing Period” shall mean either the Accelerated Purchase Pricing Period, the Regular Purchase Pricing Period, the Extended Purchase Pricing Period or the Overtime Purchase Pricing Period, as applicable:
(i)“Accelerated Purchase Pricing Period” means, with respect to an Advance Notice selecting an Accelerated Purchase Pricing Period, the period commencing at the Accelerated Deemed Delivered Time (or the start of Regular Trading Hours on the Principal Market on such Trading Day, if later) and ending at 4:00 p.m. New York City time (or the close of Regular Trading Hours on the Principal Market, if earlier) on the applicable date of the Accelerated Deemed Delivered Time; provided however, that in the event of an Advance Halt, the Accelerated Purchase Pricing Period shall expire at the time of such Advance Halt;
(ii)“Regular Purchase Pricing Period” means, with respect to an Advance Notice selecting a Regular Purchase Pricing Period, the Regular Trading Hours of the three consecutive Trading Days commencing at the applicable Deemed Delivered Time; provided, however, that in the event of an Advance Halt, the Regular Purchase Pricing Period shall end at the time of such Advance Halt;

(iii)“Extended Purchase Pricing Period” means, with respect to an Advance Notice selecting an Extended Purchase Pricing Period, the period commencing at the Extended Deemed Delivered Time and ending at 4:00 p.m. New York City time (or the close of Regular Trading Hours on the Principal Market, if earlier) on the applicable date of the Extended Deemed Delivered Time; provided however, that in the event of an Advance Halt, the Extended Purchase Pricing Period shall expire at the time of such Advance Halt; and
(iv)“Overtime Purchase Pricing Period” means, with respect to an Advance Notice selecting an Overtime Purchase Pricing Period, the period commencing at the Overtime Deemed Delivered Time and ending at the conclusion of the After Market Pricing Hours on the date of the Deemed Delivered Time; provided however, that in the event of an Advance Halt, the Overtime Purchase Pricing Period shall expire at the time of such Advance Halt.
(cd)“Principal Market” shall mean the Nasdaq Capital Market, provided however, that in the event the Common Shares are ever listed or traded on any of the Trading Markets, then the “Principal Market” shall mean such Trading Market on which the Common Shares are then listed or traded to the extent such other market or exchange is the principal trading market or exchange for the Common Shares.
(ce)“Prospectus” shall mean any prospectus (including, without limitation, all amendments and supplements thereto) used by the Company in connection with a Registration Statement, including documents incorporated by reference therein.
(cf)“Prospectus Supplement” shall mean any prospectus supplement to a Prospectus filed with the SEC pursuant to Rule 424(b) under the Securities Act, including documents incorporated by reference therein.
(cg)“Purchase Price” shall mean the price per Advance Share in respect of any Advance Notice:
(i)For an Advance Notice selecting an Accelerated Purchase Pricing Period or Extended Purchase Pricing Period, the applicable Market Price multiplied by one hundred percent (100%);
(ii)For an Advance Notice selecting a Regular Purchase Pricing Period, the applicable Regular Purchase Market Price multiplied by one hundred percent (100%); and
(iii)For an Advance Notice selecting an Overtime Purchase Pricing Period, the applicable Overtime Purchase Market Price multiplied by one hundred percent (100%).
(ch)“Real Property” shall mean the real property, leases in real property, facilities or other interests in real property owned or held by the Company or any of its Subsidiaries.
(ci)“Registrable Securities” shall have the meaning set forth in the Registration Rights Agreement.
(cj)“Registration Limitation” shall have the meaning set forth in Section 2.02(b).
(ck)“Registration Rights Agreement” shall have the meaning set forth in the recitals of this Agreement.
(cl)“Registration Statement” shall have the meaning set forth in the Registration Rights Agreement.
(cm)“Regular Trading Hours” means the regular trading hours during any Trading Day that the Principal Market is open, starting 9:30 a.m. New York City time and ending 4:00 p.m. New York City time (or at the time the Principal Market closes, if earlier) on such Trading Day (for avoidance of doubt, Regular Trading Hours excludes pre-market and post-market trading).
(cn)“Regulation D” shall mean the provisions of Regulation D promulgated under the Securities Act.
(co)“Reporting Service” means either Bloomberg L.P. or FactSet Research Systems Inc., as determined by the Investor from time to time.
(cp)“Required Approvals” shall have the meaning set forth in Section 4.02.
(cq)“Reservation Estimate” shall have the meaning set forth in Section 6.26.

(cr)“Restricted Period” shall have the meaning set forth in Section 6.19.
(cs)“Restricted Person” shall have the meaning set forth Section 6.19.
(ct)“Rule 144” shall have the meaning set forth in Section 6.08.
(cu)“Sanctions” shall have the meaning set forth in Section 4.31.
(cv)“Sanctioned Countries” shall have the meaning set forth in Section 4.31.
(cw)“SEC” shall mean the U.S. Securities and Exchange Commission.
(cx)“SEC Documents” means (1) any registration statement filed by the Company with the SEC, including the financial statements, schedules, exhibits and all other documents filed as a part thereof or incorporated therein and all information deemed to be a part thereof as of the effective date of such registration statement under the Securities Act, (2) any proxy statement or prospectus filed by the Company with the SEC, including all documents incorporated or deemed incorporated therein by reference, whether or not included in a registration statement, in the form in which such proxy statement or prospectus has most recently been filed with the SEC pursuant to Rule 424(b) under the Securities Act, (3) all reports, periodic reports, schedules, registrations, forms, statements, information and other documents filed with or furnished to the SEC by the Company pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act during the two years prior to the date hereof, including, without limitation, the Current Report, (4) each Registration Statement, as the same may be amended from time to time, the Prospectus contained therein and each Prospectus Supplement thereto and (5) all information contained in such filings and all documents and disclosures that have been and heretofore shall be incorporated by reference therein.
(cy)“Securities Act” shall have the meaning set forth in the recitals of this Agreement.
(cz)“Settlement Document” in respect of an Advance Notice delivered by the Company, shall mean a settlement document in the form set out on Exhibit C.
(da)“Stockholder Approval” shall have the meaning set forth in Section 6.25.
(db)“Shares” means the Common Shares to be issued from time to time hereunder pursuant to an Advance.
(dc)“Subsequent Placement” means the issuance, offer, sale, grant any option or right to purchase, or otherwise disposition of (or announcement of any issuance, offer, sale, grant of any option or right to purchase or other disposition of) any equity security or equity-linked or related security (including, without limitation, any “equity security” (as that term is defined under Rule 405 promulgated under the Securities Act)), any Convertible Securities, any debt, any preferred stock or any purchase rights (any such issuance, offer, sale, grant, disposition or announcement (whether occurring during the Additional Issuance Restricted Period or at any time thereafter)).
(dd)“Subsidiaries” means any Person in which (I) the accounts of which would be consolidated with those of the Company in the Company’s consolidated financial statements if such financial statements were prepared in accordance with GAAP or (II) the Company, directly or indirectly, (i) owns any of the outstanding capital stock or holds any equity or similar interest of such Person or (ii) controls or operates all or any part of the business, operations or administration of such Person, and each of the foregoing, is individually referred to herein as a “Subsidiary”.
(de)“Trading Day” means any day during which the Principal Market shall be open for business.
(df)“Trading Market” shall mean the New York Stock Exchange, the NYSE American, the Nasdaq Global Select Market, the Nasdaq Global Market, the Nasdaq Capital Market, or the NYSE Euronext, whichever is at the time the principal trading exchange or market for the Common Shares.
(dg)“Transaction Documents” means, collectively, this Agreement, the Registration Rights Agreement and each of the other agreements and instruments entered into or delivered by any of the parties hereto in connection with the transactions contemplated hereby and thereby, as may be amended from time to time.
(dh)“Transactions” shall have the meaning set forth in the recitals.

(di)“Transfer Agent” means Continental Stock Transfer & Trust Company, the current transfer agent of the Company, with a mailing address of One State Street, 30th Floor, New York, New York 10004 and a facsimile number of (212) 616-7612, and any successor transfer agent of the Company.
(dj)“Variable Rate Transaction” means a transaction in which the Company (i) issues or sells any Common Shares or Common Share Equivalents that are convertible into, exchangeable or exercisable for, or include the right to receive additional Common Shares or Common Share Equivalents either (A) at a conversion price, exercise price, exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the Common Shares at any time after the initial issuance of such equity or debt securities (including, without limitation, pursuant to any “cashless exercise” provision), or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such equity or debt security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Shares (including, without limitation, any “full ratchet,” “share ratchet,” “price ratchet,” or “weighted average” anti-dilution provisions, but not including any standard anti-dilution protection for any reorganization, recapitalization, non-cash dividend, share split, reverse share split or other similar transaction), (ii) issues or sells any equity or debt securities, including without limitation, Common Shares or Common Share Equivalents, either (A) at a price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Shares (other than standard anti-dilution protection for any reorganization, recapitalization, non- cash dividend, share split, reverse share split or other similar transaction), or (B) that is subject to or contains any put, call, redemption, buy-back, price- reset or other similar provision or mechanism (including, without limitation, a “Black-Scholes” put or call right) that provides for the issuance of additional equity securities of the Company or the payment of cash by the Company, or (iii) enters into any agreement, including, but not limited to, an at-the-market offering or “equity line of credit” (that is not an Excluded Securities) or other continuous offering or similar offering of Common Shares or Common Share Equivalents whereby the Company may sell Common Shares or Common Share Equivalents at a future determined price.
(dk)“Volume Limit” means,
(i)For an Advance Notice selecting either an Accelerated Purchase Pricing Period or Extended Purchase Pricing Period, the trading volume of the Common Shares on the Principal Market, excluding any Block Trades, during the applicable Pricing Period as reported by the Reporting Service multiplied by ten percent (10%);
(ii)For an Advance Notice selecting a Regular Purchase Pricing Period, the trading volume of the Common Shares on the Principal Market, excluding any Block Trades, during the Regular Trading Hours of such Pricing Period (excluding any Excluded Day, if applicable) as reported by the Reporting Service multiplied by ten percent (10%); and
(iii)For an Advance Notice selecting an Overtime Purchase Pricing Period, the trading volume of the Common Shares on the Principal Market, excluding any Block Trades, during the applicable Pricing Period as reported by the Reporting Service multiplied by ten percent (10%).
(dl)“Volume Threshold” means a number of Shares equal to the quotient of the number of Advance Shares requested by the Company in an Advance Notice divided by 0.10.
(dm)“Volume Adjusted Advance Amount” shall have the meaning set forth in Section 2.02(e).
(dn)“Volume Threshold Failure” shall have the meaning set forth in Section 2.02(e).
(do)“VWAP” means, for any Trading Day that the Common Shares is then listed or quoted on the Principal Market, the volume weighted average price of the Common Shares for applicable measurement period on the Principal Market during the Regular Trading Hours of the Principal Market as reported by the Reporting Service. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination, recapitalization or other similar transaction during such measurement period.
Article II. Advances
Section 2.01.Advances; Mechanics. Upon the terms and subject to the conditions of this Agreement, at any time during the Commitment Period, the Company, in its sole discretion, shall have the right, but not the obligation, to issue and sell to the Investor, and the Investor shall subscribe for and purchase from the Company, Advance Shares by the delivery to the Investor of Advance Notices, on the following terms:

(a)Advance Notice. At any time during the Commitment Period the Company may require the Investor to purchase Common Shares by delivering an Advance Notice to the Investor, subject to the satisfaction or waiver by the Investor of the conditions set forth herein and in Annex I, and in accordance with the following provisions:
(i)the Company shall, in its sole discretion, select the number of Advance Shares, not to exceed the Maximum Advance Amount, it desires to issue and sell to the Investor in each Advance Notice and the time it desires to deliver each Advance Notice;
(ii)there shall be no mandatory minimum Advances and there shall be no non-usages fee for not utilizing the Commitment Amount or any part thereof; and
(iii)in the event that the bid price for the Common Shares is at or below $1.00 (the “Trigger Price”), an Advance Notice shall not be deemed delivered without the prior written consent of the Investor. Notwithstanding anything to the contrary herein, the Trigger Price shall not be adjusted for any stock dividend, stock split, stock combination, recapitalization or other similar transaction,
(b)Date and Time of Delivery of Advance Notice.
(i)Accelerated Purchase Pricing Period. An Advance Notice sent in accordance with the terms herein and selecting an Accelerated Purchase Pricing Period shall be deemed delivered if such notice is received by the Investor via e-mail on a Trading Day and the Investor delivers to the Company an Advance Notice Confirmation for such Advance Notice, at the Investor’s discretion and (i) if such Advance Notice is received by the Investor via e-mail before 9:00 a.m. New York City time on such Trading Day and the Investor delivers to the Company an Advance Notice Confirmation, such Advance Notice shall be deemed delivered on such Trading Day at the start of Regular Trading Hours of the Principal Market on such Trading Day, (ii) if such Advance Notice is received via e-mail after 9:00 a.m. New York City time and before 4:00 p.m. New York City time on such Trading Day and the Investor delivers to the Company an Advance Notice Confirmation, such Advance Notice shall be deemed delivered on such Trading Day at the time specified by the Investor in the Advance Notice Confirmation, or (iii) if such notice is received via e-mail after 4:00 p.m. New York City time and the Investor delivers to the Company an Advance Notice Confirmation, such Advance Notice shall be deemed delivered as of the start of Regular Trading Hours of the Principal Market on the immediately succeeding Trading Day (each instance, as applicable, the “Accelerated Deemed Delivered Time”).
(ii)Regular Purchase Pricing Period. An Advance Notice sent in accordance with the terms herein and selecting a Regular Purchase Pricing Period shall be deemed delivered on (i) the Trading Day it is received by the Investor if such notice is received by e-mail at or before 9:00 a.m. New York City time (or at such later time if agreed to by the Investor in its discretion), or (ii) the immediately succeeding Trading Day if it is received by e-mail after 9:00 a.m. New York City time (each instance, as applicable, the “Regular Deemed Delivered Time”). In the event that the Company delivers a valid Advance Notice selecting an (i) Accelerated Purchase Pricing Period or Extended Purchase Pricing Period on a Trading Day prior to 9:00 a.m. New York City time, or (ii) Overtime Purchase Pricing Period on an After Market Trading Day during After Market Notice Hours, and in either instance, as applicable, the Investor has not sent an Advance Notice Confirmation prior to the Confirmation Deadline, the Advance Notice shall be accepted or rescinded as provided in Section 2.01(b)(v).
(iii)Extended Purchase Pricing Period. An Advance Notice sent in accordance with the terms herein and selecting an Extended Purchase Pricing Period shall be deemed delivered if such notice is received by the Investor via e-mail on a Trading Day and the Investor delivers to the Company an Advance Notice Confirmation for such Advance Notice, at the Investor’s discretion and (i) if such Advance Notice is received by the Investor via e-mail before 4:00 p.m. New York City time on such Trading Day and the Investor delivers to the Company an Advance Notice Confirmation, such Advance Notice shall be deemed delivered on such Trading Day at the time specified by the Investor in the Advance Notice Confirmation, or (ii) if such notice is received via e-mail after 4:00 p.m. New York City time, such Advance Notice shall be deemed delivered on the immediately succeeding Trading Day, at the time specified by the Investor in the Advance Notice Confirmation (each instance, as applicable, the “Extended Deemed Delivered Time” and, together with the Accelerated Deemed Delivered Time and Regular Deemed Delivered Time, the “Deemed Delivered Time”). In the event that the Company delivers an Advance Notice selecting an Extended Purchase Pricing Period on a Trading Day prior to 9:00 a.m. New York City time on a Trading Day, and the Investor has not sent an Advance Notice Confirmation prior to the Confirmation Deadline, the Advance Notice shall be accepted or rescinded as provided in the Advance Notice.
(iv)Overtime Purchase Pricing Period. An Advance Notice sent in accordance with the terms herein and selecting an Overtime Purchase Pricing Period shall be deemed delivered if such notice is received by the Investor via e-mail on an After Market Trading Day and during the After Market Notice Hours, and (A) if the

Investor delivers to the Company an Advance Notice Confirmation for such Advance Notice, at the Investor’s discretion, such Advance Notice shall be deemed delivered on such After Market Trading Day at the time specified by the Investor in the Advance Notice Confirmation (each instance, as applicable, the “Overtime Deemed Delivered Time” and, together with the Accelerated Deemed Delivered Time, Regular Deemed Delivered Time and Extended Deemed Delivered Time, the “Deemed Delivered Time”), or (B) if the Investor does not deliver to the Company an Advance Notice Confirmation for such Advance Notice prior to the Confirmation Deadline, the Advance Notice shall be accepted or rescinded as provided in Section 2.01(b)(v).
(v)Automatic Adjustment to Regular Purchase Pricing Period.
(vi)(A) If the Company delivers an Advance Notice on a Trading Day selecting either an Accelerated Purchase Pricing Period or Extended Purchase Pricing Period and such Advance Notice is received by Investor before 9:00 a.m. New York City time on such Trading Day, in the event the Investor does not deliver an Advance Notice Confirmation to the Company prior to the Confirmation Deadline and the Company is eligible to deliver an Advance Notice with a Regular Purchase Pricing Period, then such Advance Notice with the Accelerated Purchase Pricing Period or Extended Purchase Pricing Period shall automatically be deemed to have been delivered selecting a Regular Purchase Pricing Period with the “Deemed Delivered Time” being the start of Regular Trading Hours on the Trading Day immediately succeeding the Confirmation Deadline, provided, however, that if the Investor has not delivered an Advance Notice Confirmation to the Company, the Company may rescind such Advance Notice before 12:00 p.m. New York City time on the date of the Confirmation Deadline.
(vii)(B) If the Company delivers an Advance Notice on an After Market Trading Day selecting an Overtime Purchase Pricing Period and such Advance Notice is received by Investor during the After Market Notice Hours on such After Market Trading Day, in the event the Investor has not delivered an Advance Notice Confirmation to the Company prior to the Confirmation Deadline and the Company is eligible to deliver an Advance Notice with a Regular Purchase Pricing Period, then such Advance Notice with the Overtime Purchase Pricing Period shall automatically be deemed to have been delivered selecting a Regular Purchase Pricing Period with the “Deemed Delivered Time” being the start of Regular Trading Hours on the Trading Day immediately succeeding the Confirmation Deadline, provided, however, that if the Investor has not delivered an Advance Notice Confirmation to the Company, the Company may rescind such Advance Notice before 12:00 p.m. New York City time on the date of the Confirmation Deadline.
Section 2.02.Advance Limitations, Regulatory. Regardless of the Advance requested in an Advance Notice, the final number of Shares to be issued and sold pursuant to such Advance Notice shall be reduced (if at all) in accordance with each of the following limitations:
(a)Ownership Limitation; Commitment Amount. At the request of the Company, the Investor will inform the Company in writing of the number of Common Shares the Investor currently beneficially owns. At the request of the Investor, the Company shall promptly confirm orally or in writing to the Investor the number of Common Shares then outstanding. Notwithstanding anything to the contrary contained in this Agreement, the Investor shall not be obligated to purchase or acquire, and shall not purchase or acquire, any Common Shares under this Agreement which, when aggregated with all other Common Shares beneficially owned by the Investor and its Affiliates (as calculated pursuant to Section 13(d) of the Exchange Act and Rule 13d-3 promulgated thereunder), would result in the beneficial ownership by the Investor and its Affiliates (on an aggregated basis) to exceed 9.99% of the then outstanding voting power or number of Common Shares (the “Ownership Limitation”). In connection with each Advance Notice, any portion of an Advance that would (i) cause the Investor to exceed the Ownership Limitation or (ii) cause the aggregate number of Shares issued and sold to the Investor hereunder to exceed the Commitment Amount shall automatically be withdrawn with no further action required by the Company, and such Advance Notice shall be deemed automatically modified to reduce the Advance by an amount equal to such withdrawn portion; provided that in the event of any such automatic withdrawal and automatic modification, the Investor will promptly notify the Company of such event. The Investor, upon notice to the Company, may increase or decrease the Ownership Limitation provisions of this Section 2.02, provided that the Ownership Limitation in no event exceeds 9.99% of the number of Common Shares outstanding immediately after giving effect to the issuance of Shares held by the Investor and the Ownership Limitation provisions of this Section 2.02 shall continue to apply. Any increase in the Ownership Limitation will not be effective until the sixty-first (61st) day after such notice is delivered to the Company. Since the Investor will not be obligated to report to the Company the number of Shares it may hold at the time of an Advance Notice, unless the Advance Notice at issue would result in the issuance of Shares in excess of the Ownership Limitation without regard to any other shares which may be beneficially owned by the Investor or an Affiliate thereof, the Investor shall have the authority and obligation to determine whether the restriction contained in this Section 2.02 will limit any particular Advance Notice and to the extent that the Investor determines that the limitation contained in this Section 2.02 applies, the determination of which portion of the principal amount of the applicable Advance Notice shall be the responsibility and obligation of the Investor.
(b)Registration Limitation. In no event shall an Advance exceed the amount registered in respect of the transactions contemplated hereby under the Registration Statement then in effect (the “Registration Limitation”). In connection with each Advance Notice, any portion of an Advance that would exceed the Registration Limitation shall automatically be withdrawn with no further action required by the Company and such Advance Notice shall be deemed automatically modified to reduce the aggregate amount of the requested Advance by an amount equal to such withdrawn portion; provided that in the event of any such automatic withdrawal and automatic modification, the Investor will promptly notify the Company of such event.
(c)Compliance with Rules of Principal Market. Notwithstanding anything to the contrary herein, the Company shall not effect any sales under this Agreement and the Investor shall not have the obligation to purchase Shares under this Agreement to the extent (but only to the extent) that after giving effect to such purchase and sale the aggregate number of Common Shares issued under this Agreement would exceed 19.99% of the aggregate number of Common Shares issued and outstanding as of the execution date of this Agreement, which number shall be reduced, on a share-for-share basis, by the number of Common Shares issued or issuable pursuant to any transaction or series of transactions that may be aggregated with the transactions contemplated by this Agreement under the applicable rules of the Principal Market (such maximum number of shares, the “Exchange Cap”) unless the Company has obtained Stockholder Approval for the issuance of Common Shares pursuant to this Agreement in excess of the Exchange Cap in accordance with the applicable rules of the Principal Market. In connection with each Advance Notice, any portion of an Advance that would exceed the Exchange Cap shall automatically be withdrawn with no further action required by the Company and such Advance Notice shall be deemed automatically modified to reduce the aggregate amount of the requested Advance by an amount equal to such withdrawn portion in respect of each Advance Notice.
(d)[Reserved].
(e)Volume Threshold Limitation In connection with any Advance Notice, if the total number of Common Shares traded on the Principal Market during the applicable Pricing Period (excluding any Block Trades and, in the case of a Regular Purchase Pricing Period, any Excluded Days in the case of), is less than the applicable Volume Threshold (the “Volume Threshold Failure”), then the number of Advance Shares issued and sold pursuant to such Advance Notice shall automatically be reduced to the greater of (i) the applicable Volume Limit and (ii) the number of Shares sold by the Investor during such Pricing Period (the “Volume Adjusted Advance Amount”), but in each case not to exceed the amount requested in the Advance Notice or any limitations set forth in Section 2.02.
(f)[Reserved].
(g)[Reserved].
(h)Advance Halt. Notwithstanding anything to the contrary in this Agreement, if on any day during the Pricing Period an Advance Halt exists, the parties agree that the Pricing Period of the pending Advance shall end and the final number of Common Shares to be purchased by the Investor at the Closing for such Advance shall be equal to the number of Common Shares sold by the Investor during the applicable Pricing Period prior to the notification from the Company of such Advance Halt, but in each case not to exceed the amount requested in the Advance Notice (the “Halt Adjusted Advance Amount”).
(i)Adjusted Advance Amount. For avoidance of doubt, in connection with a given Pricing Period for which a Volume Adjusted Advance Amount or a Halt Adjusted Advance Amount applies, the Advance Shares for such Pricing Period shall be automatically adjusted to the lower of (i) the Volume Adjusted Advance Amount, and (ii) the Halt Adjusted Advance Amount, but in each case not to exceed the amount requested in the Advance Notice or any limitations set forth in Section 2.02 (the “Adjusted Advance Amount”).
Section 2.03.Unconditional Contract. Notwithstanding any other provision in this Agreement, the Company and the Investor acknowledge and agree that upon the Investor’s receipt of a valid Advance Notice from the Company the Parties shall be deemed to have entered into an unconditional contract binding on both Parties for the purchase and sale of Advance Shares pursuant to such Advance Notice in accordance with the terms of this Agreement and (i) subject to Applicable Laws and (ii) subject to Section 6.20, the Investor may sell Common Shares after receipt of an Advance Notice, including during a Pricing Period.

Section 2.04.Closings. The closing of each Advance and each sale and purchase of Advance Shares (each, a “Closing”) shall take place as soon as practicable on each applicable Advance Date in accordance with the procedures set forth below. The Company acknowledges that the final number of Common Shares to be issued and sold pursuant to an Advance Notice and the Purchase Price will not be known at the time an Advance Notice is delivered but shall be determined on each Closing based on the daily prices of the Common Shares that are the inputs to the determination of the Purchase Price, the Volume Threshold and the Adjusted Advance Amount. In connection with each Closing, the Company and the Investor shall fulfill each of its obligations as set forth below:
(a)On or prior to each Advance Date, the Investor shall deliver to the Company a Settlement Document along with a report by the Reporting Service, indicating the applicable Market Price for the applicable Trading Days during the Pricing Period, in each case in accordance with the terms and conditions of this Agreement.
(b)Promptly after receipt of the Settlement Document with respect to each Advance (and, in any event, not later than one Trading Day after such receipt), the Company will, or will cause its transfer agent to, electronically transfer such number of Advance Shares to be purchased by the Investor (as set forth in the Settlement Document) by crediting the Investor’s account or its designee’s account at The Depository Trust Company through its Deposit Withdrawal at Custodian System or by such other means of delivery as may be mutually agreed upon by the parties hereto, and transmit notification to the Investor that such share transfer has been requested. Within one (1) Trading Day following the receipt of the Advance Shares by the Investor, the Investor shall pay to the Company the Aggregate Purchase Price of the Advance Shares (as set forth in the Settlement Document), in cash via wire transfer of immediately available funds to an account designated by the Company in writing and transmit notification to the Company that such funds transfer has been requested. No fractional shares shall be issued, and any fractional amounts shall be rounded to the next higher whole number of shares. To facilitate the transfer of the Common Shares by the Investor, the Common Shares will not bear any restrictive legends so long as there is an effective Registration Statement covering the resale of such Common Shares (it being understood and agreed by the Investor that notwithstanding the lack of restrictive legends, the Investor may only sell such Common Shares pursuant to the Plan of Distribution set forth in the Prospectus included in the Registration Statement and otherwise in compliance with the requirements of the Securities Act (including any applicable prospectus delivery requirements) or pursuant to an available exemption).
(c)On or prior to the applicable Advance Date, each of the Company and the Investor shall deliver to the other all documents, instruments and writings expressly required to be delivered by either of them pursuant to this Agreement in order to implement and effect the transactions contemplated herein.
(d)Notwithstanding anything to the contrary in this Agreement, if on any day during the Pricing Period (i) the Company notifies the Investor that a Material Outside Event has occurred, or (ii) the Company notifies the Investor of a Black Out Period, the parties hereto agree that any pending Advance shall end and the final number of Advance Shares to be purchased by the Investor at the Closing for such Advance shall be equal to the number of Common Shares sold by the Investor during the applicable Pricing Period prior to the notification from the Company of a Material Outside Event or Black Out Period.
Section 2.05.Hardship.
(a)In the event the Investor sells Common Shares after receipt, or deemed receipt, of an Advance Notice and the Company fails to perform its obligations as mandated in this Agreement, the Company agrees that in addition to and in no way limiting the rights and obligations set forth in Article V hereto and in addition to any other remedy to which the Investor is entitled at law or in equity, including, without limitation, specific performance, it will hold the Investor harmless against any loss, claim, damage, or expense (including reasonable legal fees and expenses), as incurred, arising out of or in connection with such default by the Company and acknowledges that irreparable damage may occur in the event of any such default. It is accordingly agreed that the Investor shall be entitled to an injunction or injunctions to prevent such breaches of this Agreement and to specifically enforce (subject to Applicable Laws and the rules of the Principal Market), without the posting of a bond or other security, the terms and provisions of this Agreement.
(b)In the event the Company provides an Advance Notice and the Investor fails to perform its obligations as mandated in Section 2.02, the Investor agrees that in addition to and in no way limiting the rights and obligations set forth in Article V hereto and in addition to any other remedy to which the Company is entitled at law or in equity, including, without limitation, specific performance, it will hold the Company harmless against any loss, claim, damage, or expense (including reasonable legal fees and expenses), as incurred, arising out of or in connection with such default by the Investor and acknowledges that irreparable damage may occur in the event of any such default. It is accordingly agreed that the Company shall be entitled to an injunction or injunctions to prevent such breaches of this Agreement and to specifically enforce (subject to the Securities Act and the rules of the Principal Market), without the posting of a bond or other security, the terms and provisions of this Agreement.

Article III. Representations and Warranties of the Investor
The Investor hereby represents and warrants to the Company, as of the date hereof, as of each Advance Notice Date and as of the date of each Closing that:
Section 3.01.Organization and Authorization. The Investor is duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power and authority to enter into and perform its obligations under the Transaction Documents to which it is a party and to purchase or acquire Common Shares in accordance with the terms hereof. The decision to invest and the execution and delivery of the Transaction Documents to which it is a party by the Investor, the performance by the Investor of its obligations hereunder and the consummation by the Investor of the transactions contemplated hereby have been duly authorized and require no other proceedings on the part of the Investor. The undersigned has the right, power and authority to execute and deliver the Transaction Documents to which it is a party and all other instruments on behalf of the Investor or its stockholders. This Agreement and the Transaction Documents to which it is a party have been duly executed and delivered by the Investor and, assuming the execution and delivery hereof and acceptance thereof by the Company, will constitute the legal, valid and binding obligations of the Investor, enforceable against the Investor in accordance with its terms.
Section 3.02.Evaluation of Risks. The Investor has such knowledge and experience in financial, tax and business matters as to be capable of evaluating the merits and risks of, and bearing the economic risks entailed by, an investment in the Common Shares and of protecting its interests in connection with the transactions contemplated hereby. The Investor acknowledges and agrees that its investment in the Company involves a high degree of risk, and that the Investor may lose all or a part of its investment.
Section 3.03.No Legal, Investment or Tax Advice from the Company. The Investor acknowledges that it had the opportunity to review the Transaction Documents and the transactions contemplated by the Transaction Documents with its own legal counsel and investment and tax advisors. The Investor is relying solely on such counsel and advisors and not on any statements or representations of the Company or any of the Company’s representatives or agents for legal, tax, investment or other advice with respect to the Investor’s acquisition of Common Shares hereunder, the transactions contemplated by this Agreement or the laws of any jurisdiction, and the Investor acknowledges that the Investor may lose all or a part of its investment.
Section 3.04.Investment Purpose. The Investor is acquiring the Common Shares for its own account, for investment purposes and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered under or exempt from the registration requirements of the Securities Act; provided, however, that by making the representations herein, the Investor does not agree, or make any representation or warranty, to hold any of the Shares for any minimum or other specific term and reserves the right to dispose of the Shares at any time in accordance with, or pursuant to, a Registration Statement filed pursuant to this Agreement or an applicable exemption under the Securities Act. The Investor does not presently have any agreement or understanding, directly or indirectly, with any Person to sell or distribute any of the Shares. The Investor acknowledges that it will be disclosed as an “underwriter” and a “selling stockholder” in each Registration Statement and in any Prospectus contained therein to the extent required by applicable law and to the extent the Prospectus is related to the resale of Registrable Securities. The Investor is acquiring the Shares hereunder in the ordinary course of its business.
Section 3.05.Accredited Investor. The Investor is an “Accredited Investor” as that term is defined in Rule 501(a)(3) of Regulation D.
Section 3.06.Information. The Investor and its advisors (and its counsel), if any, have been furnished with all materials relating to the business, finances and operations of the Company and information the Investor deemed material to making an informed investment decision. The Investor and its advisors (and its counsel), if any, have been afforded the opportunity to ask questions of the Company and its management and have received answers to such questions. Neither such inquiries nor any other due diligence investigations conducted by such Investor or its advisors (and its counsel), if any, or its representatives shall modify, amend or affect the Investor’s right to rely on the Company’s representations and warranties contained in this Agreement. The Investor acknowledges and agrees that the Company has not made to the Investor, and the Investor acknowledges and agrees it has not relied upon, any representations and warranties of the Company, its employees or any third party other than the representations and warranties of the Company contained in this Agreement. The Investor understands that its investment involves a high degree of risk. The Investor has sought such accounting, legal and tax advice, as it has considered necessary to make an informed investment decision with respect to the transactions contemplated hereby.

Section 3.07.Not an Affiliate. The Investor is not an officer, director or a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with the Company or any “Affiliate” of the Company (as that term is defined in Rule 405 promulgated under the Securities Act).
Section 3.08.No Prior Short Sales. At no time prior to the date of this Agreement has the Investor, its sole member, any of their respective officers, or any entity managed or controlled by the Investor or its sole member, engaged in or effected, in any manner whatsoever, directly or indirectly, for its own principal account, any (i) “short sale” (as such term is defined in Rule 200 of Regulation SHO of the Exchange Act) of the Common Shares or (ii) hedging transaction, in either case which establishes a net short position with respect to the Common Shares that remains in effect as of the date of this Agreement.
Section 3.09.General Solicitation. Neither the Investor, nor any of its Affiliates, nor any person acting on its or their behalf, has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with any offer or sale of the Common Shares by the Investor.
Article IV. Representations and Warranties of the Company
Except where specifically set forth below with respect to certain specified representations and warranties or in a disclosure schedule delivered by the Company to the Investor concurrently with this Agreement, which is hereby incorporated by reference in, and constitutes an integral part of, this Agreement (the “Disclosure Schedules”), the Company hereby represents and warrants to the Investor that, as of the date hereof, as of each Advance Notice Date and as of the date of each Closing:
Section 4.01.Organization and Qualification. The Company and each of its Subsidiaries are entities duly formed, validly existing and in good standing under the laws of the jurisdiction in which they are formed and have the requisite power and authority to own their properties and to carry on their business as now being conducted. The Company and each of its Subsidiaries is duly qualified to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect.
Section 4.02.Authorization, Enforcement, Compliance with Other Instruments. The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and the other Transaction Documents and to issue the Shares in accordance with the terms hereof and thereof. The execution and delivery of this Agreement and the other Transaction Documents by the Company and its Subsidiaries, and the consummation by the Company and its Subsidiaries of the transactions contemplated hereby and thereby, including, without limitation, have been duly authorized by the Company’s board of directors or other governing body, as applicable, and (other than (i) the filing with the SEC of a Form D with respect to the transactions contemplated hereby and the Current Report, (ii) with respect to the applicable Closing, confirmation that Stockholder Approval has been obtained, if applicable, (iii) with respect to any applicable Closings, the filing of an additional listing application with the Principal Market, and (iv) any other filings as may be required by any state securities agencies (collectively, the “Required Approvals”)) and no further filing, consent or authorization is required by the Company, its Subsidiaries, their respective boards of directors or their stockholders or other governing body. This Agreement and the other Transaction Documents to which the Company is a party have been (or, when executed and delivered, will be) duly executed and delivered by the Company and, assuming the execution and delivery thereof and acceptance by the Investor, constitute (or, when duly executed and delivered, will be) the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or other laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities law. Except for the Required Approvals, neither the Company nor any Subsidiary is required to obtain any consent from, authorization or order of, or make any filing or registration with, any Governmental Entity (as defined below) or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its respective obligations under or contemplated by the Transaction Documents, in each case, in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which the Company or any Subsidiary is required to obtain pursuant to the preceding sentence have been or will be obtained or effected on or prior to such Closing, and neither the Company nor any of its Subsidiaries are aware of any facts or circumstances which might prevent the Company or any of its Subsidiaries from obtaining or effecting any of the registration, application or filings contemplated by the Transaction Documents. Except as disclosed in Schedule 4.02, the Company is not in violation of the requirements of the Principal Market and has no knowledge of any facts or circumstances which could reasonably lead to delisting or suspension of the Common Shares. “Governmental Entity” means any nation, state, county, city, town, village, district, or other political jurisdiction of any nature, federal, state, local, municipal, foreign, or other government, governmental or quasi-

governmental authority of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal), multinational organization or body; or body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature or instrumentality of any of the foregoing, including any entity or enterprise owned or controlled by a government or a public international organization or any of the foregoing.
Section 4.03.Authorization of the Common Shares. The issuance of the Common Shares has been duly authorized and, upon issuance in accordance with the terms of the Transaction Documents and against payment therefore as provided herein, the Common Shares shall be validly issued, fully paid and non-assessable and free from all preemptive or similar rights, mortgages, defects, claims, liens, pledges, charges, taxes, rights of first refusal, encumbrances, security interests and other encumbrances with respect to the issuance thereof.
Section 4.04.No Conflict. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Common Shares) will not (i) result in a violation of the certificate of incorporation or other organizational documents of the Company or its Subsidiaries (with respect to consummation, as the same may be amended prior to the date on which any of the transactions contemplated hereby are consummated), (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or its Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or its Subsidiaries or by which any property or asset of the Company or its Subsidiaries is bound or affected except, in the case of clause (ii) or (iii) above, to the extent such violations that would not reasonably be expected to have a Material Adverse Effect.
Section 4.05.Acknowledgement. The Company acknowledges its obligation to issue the Common Shares upon delivery of an Advance Notice is absolute and unconditional, subject to any limitations provided for herein, regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company.
Section 4.06.SEC Documents; Financial Statements. Except as set forth in Schedule 4.06, the Company has timely filed (giving effect to permissible extensions in accordance with Rule 12b-25 under the Exchange Act) all SEC Documents. The Company has delivered or made available to the Investor through the SEC’s website at http://www.sec.gov, true and complete copies of the SEC Documents, as applicable. Except as disclosed in amendments or subsequent filings to the SEC Documents, as of its filing date (or, if amended or superseded by a filing prior to the date hereof, on the date of such amended or superseded filing), each of the SEC Documents complied in all material respects with the requirements of the Exchange Act or the Securities Act, as applicable, and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and did not contain any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
Section 4.07.Financial Statements. The consolidated financial statements of the Company included or incorporated by reference in the SEC Documents, together with the related notes and schedules, present fairly, in all material respects, the consolidated financial position of the Company and the Subsidiaries as of the dates indicated and the consolidated results of operations, cash flows and changes in stockholders’ equity of the Company for the periods specified and have been prepared in compliance with the requirements of the Securities Act and Exchange Act and in conformity with generally accepted accounting principles in the United States (“GAAP”) applied on a consistent basis (except for (i) such adjustments to accounting standards and practices as are noted therein, (ii) in the case of unaudited interim financial statements, to the extent such financial statements may not include footnotes required by GAAP or may be condensed or summary statements and (iii) such adjustments which are not material, either individually or in the aggregate) during the periods involved; the other financial and statistical data with respect to the Company and the Subsidiaries contained or incorporated by reference in the SEC Documents are accurately and fairly presented and prepared on a basis consistent with the financial statements and books and records of the Company; there are no financial statements (historical or pro forma) that are required to be included or incorporated by reference in the SEC Documents that are not included or incorporated by reference as required; the Company and the Subsidiaries do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations), not described in the SEC Documents (including the exhibits thereto); and all disclosures contained or incorporated by reference in the SEC Documents regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the SEC), if any, comply in all material respects with Regulation G of the Exchange Act and Item 10 of Regulation S-K under the Securities Act, to the extent applicable. The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the SEC Documents fairly presents the information called for in all material respects and has been prepared in accordance with the SEC’s rules and guidelines applicable thereto.

Section 4.08.Registration Statement and Prospectus. The Company and the transactions contemplated by this Agreement meet the requirements for and comply with the conditions for the use of Form S-3 under the Securities Act. Each Registration Statement and the offer and sale of Common Shares as contemplated hereby, if and when filed, will meet the requirements of Rule 415 under the Securities Act and comply in all material respects with said rule. Any statutes, regulations, contracts or other documents that are required to be described in a Registration Statement or a Prospectus, or to be filed as exhibits to a Registration Statement have been so described or filed. Copies of each Registration Statement, any Prospectus, and any such amendments or supplements thereto and all documents incorporated by reference therein that were filed with the SEC on or prior to the date of this Agreement have been delivered, or are available through EDGAR, to the Investor and its counsel. The Company has not distributed and, prior to the later to occur of each Advance Notice Date and completion of the distribution of the Shares, will not distribute any offering material in connection with the offering or sale of the Common Shares other than a Registration Statement and the Prospectus to which the Investor has consented.
Section 4.09.No Misstatement or Omission. Each Registration Statement, when it became or becomes effective, and any Prospectus, on the date of such Prospectus or amendment or supplement, conformed and will conform in all material respects with the requirements of the Securities Act. At each Advance Notice Date, the Registration Statement, and the Prospectus, as of such date, will conform in all material respects with the requirements of the Securities Act. Each Registration Statement, when it became or becomes effective, did not, and will not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Each Prospectus did not, or will not, include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The documents incorporated by reference in a Prospectus or any Prospectus Supplement did not, and any further documents filed and incorporated by reference therein will not, when filed with the SEC, contain an untrue statement of a material fact or omit to state a material fact required to be stated in such document or necessary to make the statements in such document, in light of the circumstances under which they were made, not misleading. The foregoing shall not apply to statements in, or omissions from, any such document made in reliance upon, and in conformity with, information furnished to the Company by the Investor specifically for use in the preparation thereof.
Section 4.10.Conformity with Securities Act and Exchange Act. Each Registration Statement, each Prospectus, or any amendment or supplement thereto, and the documents incorporated by reference in each Registration Statement, Prospectus or any amendment or supplement thereto, when such documents were or are filed with the SEC under the Securities Act or the Exchange Act or became or become effective under the Securities Act, as the case may be, conformed or will conform in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable.
Section 4.11.Equity Capitalization.
(a)Authorized and Outstanding Capital Stock. As of the date hereof, the authorized capital stock of the Company consists of 635,000,000 shares of capital stock consisting of 625,000,000 Common Shares, and 9,960,000 shares of undesignated preferred stock, par value $0.0001 per share. As of the date hereof, the Company has (i) 6,848,991 Common Shares issued and outstanding, (ii) 12,896 shares of Series A convertible preferred stock are issued and outstanding, (iii) 3,000 shares of Series B convertible preferred stock are issued and outstanding (iii) warrants to purchase up to 29,939 Common Shares.
(b)Valid Issuance; Available Shares. All of such outstanding shares of capital stock are duly authorized and have been validly issued and are fully paid and nonassessable.
(c)Existing Securities; Obligations. Except as disclosed in Schedule 4.11: (A) none of the Company’s or any Subsidiary’s shares, interests or capital stock is subject to preemptive rights or any other similar rights or liens suffered or permitted by the Company or any Subsidiary; (B) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares, interests or capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares, interests or capital stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares, interests or capital stock of the Company or any of its Subsidiaries; (C) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the Securities Act (except pursuant to this Agreement); (D) there are no outstanding securities or instruments of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries; (E) there are no securities or instruments containing antidilution or similar provisions that will be triggered by the issuance of the Shares; and (F) neither the Company nor any Subsidiary has any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement.
Section 4.12.Intellectual Property Rights. The Company and its Subsidiaries own or possess adequate rights or licenses to use all material trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights, if any, necessary to conduct their respective businesses as now conducted, except as would not cause a Material Adverse Effect. The Company and its Subsidiaries have not received written notice of any infringement by the Company or its Subsidiaries of trademark, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, or trade secrets, except as would not cause a Material Adverse Effect. To the knowledge of the Company, there is no claim, action or proceeding being made or brought against, or to the Company’s knowledge, being threatened against the Company or its Subsidiaries regarding trademark, trade name, patents, patent rights, invention, copyright, license, service names, service marks, service mark registrations, trade secret or other infringement.
Section 4.13.Employee Relations. Except as disclosed in Schedule 4.13, neither the Company nor any of its Subsidiaries is involved in any labor dispute nor, to the knowledge of the Company or any of its Subsidiaries, is any such dispute threatened, in each case which is reasonably likely to cause a Material Adverse Effect.
Section 4.14.Environmental Laws. The Company and its Subsidiaries (i) have not received written notice alleging any failure to comply in all material respects with all Environmental Laws (as defined below), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) have not received written notice alleging any failure to comply with all terms and conditions of any such permit, license or approval where, in each of the foregoing clauses (i), (ii) and (iii), the failure to so comply would be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect. The term “Environmental Laws” means all applicable federal, state and local laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.
Section 4.15.Title. Except as would not cause a Material Adverse Effect, the Company (or its Subsidiaries) has indefeasible fee simple or leasehold title to its properties and material assets owned by it, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest other than such as are not material to the business of the Company. Any real property and facilities held under lease by the Company and its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries.
Section 4.16.Insurance. The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. The Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.
Section 4.17.Regulatory Permits. Except as would not cause a Material Adverse Effect, the Company and its Subsidiaries possess all material certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to own their respective businesses, and neither the Company nor any such Subsidiary has received any written notice of proceedings relating to the revocation or modification of any such certificate, authorization or permits.
Section 4.18.Internal Accounting Controls. Except as set forth in Schedule 4.18, the Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences, and management is not aware of any material weaknesses that are not disclosed in the SEC Documents as and when required.
Section 4.19.Absence of Litigation. Except as disclosed in Schedule 4.19, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending against or affecting the Company, the Common Shares or any of the Company’s Subsidiaries, wherein an unfavorable decision, ruling or finding would have a Material Adverse Effect.
Section 4.20.Absence of Certain Changes. Except as set forth in Schedule 4.20, since the date of the Company’s most recent audited financial statements contained in an Annual Report on Form 10-K and the date of the Company’s most recent reviewed financial statements contained in a Quarterly Report on Form 10-Q, there has been no material adverse change and no material adverse development in the business, assets, liabilities, properties, operations (including results thereof), condition (financial or otherwise) or prospects of the Company or any of its Subsidiaries. Since the date of the Company’s most recent audited financial statements contained in an Annual Report on Form 10-K, except as disclosed in Schedule 4.20, neither the Company nor any of its Subsidiaries has (i) declared or paid any dividends, (ii) sold any assets, individually or in the aggregate, outside of the ordinary course of business or (iii) made any capital expenditures, individually or in the aggregate, outside of the ordinary course of business. Neither the Company nor any of its Subsidiaries has taken any steps to seek protection pursuant to any law or statute relating to bankruptcy, insolvency, reorganization, receivership, liquidation or winding up, nor does the Company or any Subsidiary have any knowledge or reason to believe that any of their respective creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so. The Company and its Subsidiaries, individually and on a consolidated basis, are not as of the date hereof, and after giving effect to the transactions contemplated hereby to occur at such Closing, will not be Insolvent (as defined below).
Section 4.21.Subsidiaries. Other than as set forth in the SEC Documents, the Company does not own or control, directly or indirectly, any interest in any other corporation, partnership, association or other business entity.
Section 4.22.Tax Status. Each of the Company and its Subsidiaries (i) has timely made or filed all foreign, federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has timely paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and (iii) has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. The Company has not received written notification of any unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company and its Subsidiaries know of no basis for any such claim where failure to pay would cause a Material Adverse Effect.
Section 4.23.Certain Transactions. Except as disclosed in the SEC Documents or as not required to be disclosed pursuant to Applicable Laws, none of the officers or directors of the Company is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer or director, or to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer or director has a substantial interest or is an officer, director, trustee or partner.
Section 4.24.Rights of First Refusal. The Company is not obligated to offer the Common Shares offered hereunder or any other Company securities offered pursuant to the Transaction Documents on a right of first refusal basis to any third parties including, but not limited to, current or former stockholders of the Company, underwriters, brokers, agents or other third parties.
Section 4.25.Dilution. The Company is aware and acknowledges that issuance of Common Shares hereunder could cause dilution to existing stockholders and could significantly increase the outstanding number of Common Shares.
Section 4.26.Acknowledgment Regarding Investor’s Purchase of Shares. The Company acknowledges and agrees that the Investor is acting solely in the capacity of an arm’s length investor with respect to this Agreement and the transactions contemplated hereunder. The Company further acknowledges that the Investor is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereunder and any advice given by the Investor or any of its representatives or agents in connection with this Agreement and the transactions contemplated hereunder is merely incidental to the Investor’s purchase of the Shares hereunder. The Company is aware and acknowledges that it shall not be able to request Advances under this Agreement if the Registration Statement is not effective or if any issuances of Common Shares pursuant to any Advances would violate any rules of the Principal Market. The Company acknowledges and agrees that it is capable of evaluating and understanding, and understands and accepts, the terms, risks and conditions of the transactions contemplated by this Agreement.
Section 4.27.Placement Agent’s Fees. The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, or brokers’ commissions (other than for Persons engaged by the Investor or its investment advisor) relating to or arising out of the transactions contemplated hereby in connection with the sale of the Common Shares. The Company shall pay, and hold the Investor harmless against, any liability, loss or expense (including, without limitation, attorney’s fees and out-of-pocket expenses) arising in connection with any such claim. Neither the Company nor any of its Subsidiaries has engaged any placement agent or other agent in connection with the offer or sale of the Common Shares other than H.C. Wainwright & Co., LLC.
Section 4.28.Relationship of the Parties. Neither the Company, nor any of its subsidiaries, affiliates, nor any person acting on its or their behalf is a client or customer of the Investor or any of its affiliates and neither the Investor nor any of its affiliates has provided, or will provide, any services to the Company or any of its affiliates, its subsidiaries, or any person acting on its or their behalf. The Investor’s relationship to Company is solely as investor as provided for in the Transaction Documents.
Section 4.29.Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Registration Statement or a Prospectus prepared pursuant to the terms of the Registration Rights Agreement will be made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.
Section 4.30.Compliance with Laws. The Company and each of its Subsidiaries are in compliance in all material respects with Applicable Laws; the Company has not received a notice of non-compliance, nor knows of, nor has reasonable grounds to know of, any facts that any director, officer, or employee of the Company or any Subsidiary nor, to the Company’s knowledge, any agent, affiliate or other person acting on behalf of the Company or any Subsidiary has, has not complied with Applicable Laws, or could give rise to a notice of non-compliance with Applicable Laws, and is not aware of any pending change or contemplated change to any applicable law or regulation or governmental position; in each case that would have a Material Adverse Effect.
Section 4.31.Sanctions Matters. Neither the Company nor any of its Subsidiaries or, to the knowledge of the Company, any director, officer or controlled affiliate of the Company or any director or officer of any Subsidiary, is a Person that is, or is owned or controlled by a Person that is (i) the subject of any sanctions administered or enforced by the U.S. Department of Treasury’s Office of Foreign Asset Control (“OFAC”), the United Nations Security Council, the European Union, His Majesty’s Treasury, or other relevant sanctions authorities, including, without limitation, designation on OFAC’s Specially Designated Nationals and Blocked Persons List or OFAC’s Foreign Sanctions Evaders List or other relevant sanctions authority (collectively, “Sanctions”), or (ii) located, organized or resident in a country or territory that is the subject of Sanctions that broadly prohibit dealings with that country or territory (including, without limitation, the Crimea, Zaporizhzhia and Kherson regions, the Donetsk People’s Republic and Luhansk People’s Republic in Ukraine, Cuba, Iran, North Korea, Russia, Sudan and Syria (the “Sanctioned Countries”)). Neither the Company nor any of its Subsidiaries will, directly or indirectly, use the proceeds from the sale of Common Shares, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person (a) for the purpose of funding or facilitating any activities or business of or with any Person or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions or is a Sanctioned Country, or (b) in any other manner that will result in a violation of Sanctions or Applicable Laws by any Person (including any Person participating in the transactions contemplated by this Agreement, whether as underwriter, advisor, investor or otherwise). For the past five years, neither the Company nor any of its Subsidiaries has engaged in, and is now not engaged in, any dealings or transactions with any Person, or in any country or territory, that at the time of the dealing or transaction is or was the subject of Sanctions or was a Sanctioned Country. Neither the Company nor any of its Subsidiaries nor any director, officer or controlled affiliate of the Company or any of its Subsidiaries, has ever had funds blocked by a United States bank or financial institution, temporarily or otherwise, as a result of OFAC concerns.
Section 4.32.Money Laundering Laws. The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Governmental Entity (collectively, the “Money Laundering Laws”); and no action, suit or proceeding by or before any Governmental Entity involving the Company with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

Section 4.33.No Undisclosed Events, Liabilities, Developments or Circumstances. Except as disclosed in Schedule 4.33, no event, liability, development or circumstance has occurred or exists, or is reasonably expected to exist or occur with respect to the Company, any of its Subsidiaries or any of their respective businesses, properties, liabilities, prospects, operations (including results thereof) or condition (financial or otherwise), that (i) would be required to be disclosed by the Company under applicable securities laws in a registration statement on Form S-1 filed with the SEC relating to an issuance and sale by the Company of its Common Shares and which has not been publicly announced, (ii) could have a material adverse effect on the Investor’s investment hereunder or (iii) could have a Material Adverse Effect.
Section 4.34.Investment Company Status. The Company is not, and upon consummation of the sale of the Common Shares will not be, an “investment company,” an affiliate of an “investment company,” a company controlled by an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended.
Section 4.35.Acknowledgement Regarding Investor’s Trading Activity. It is understood and acknowledged by the Company that (i) following the public disclosure of the transactions contemplated by the Transaction Documents in accordance with the terms thereof, the Investor has not been asked by the Company or any of its Subsidiaries to agree, nor has the Investor agreed with the Company or any of its Subsidiaries, to desist from effecting any transactions in or with respect to (including, without limitation, purchasing or selling, long and/or short) any securities of the Company or “derivative” securities based on securities issued by the Company, or to hold any securities of the Company or “derivative” securities based on securities issued by the Company for any specified term; (ii) the Investor, and counterparties in “derivative” transactions to which the Investor is a party, directly or indirectly, presently may have a “short” position in the Common Shares which was established prior to the Investor’s knowledge of the transactions contemplated by the Transaction Documents; and (iii) the Investor shall not be deemed to have any affiliation with or control over any arm’s length counterparty in any “derivative” transaction. The Company acknowledges that such aforementioned hedging and/or trading activities do not constitute a breach of this Agreement or any other Transaction Document or any of the documents executed in connection herewith or therewith.
Section 4.36.Cybersecurity. The Company and its Subsidiaries’ information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications, and databases (collectively, “IT Systems”) are adequate for, and operate and perform in all material respects as required in connection with the operation of the business of the Company and its subsidiaries as currently conducted, free and clear of all material bugs, errors, defects, Trojan horses, time bombs, malware and other corruptants that would reasonably be expected to have a Material Adverse Effect on the Company’s business. The Company and its Subsidiaries have implemented and maintained commercially reasonable physical, technical and administrative controls, policies, procedures, and safeguards reasonably designed to maintain and protect their material confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and data, including “Personal Data,” used in connection with their businesses. “Personal Data” means (i) a natural person’s name, street address, telephone number, e-mail address, photograph, social security number or tax identification number, driver’s license number, passport number, credit card number, bank information, or customer or account number; (ii) any information which would qualify as “personally identifying information” under the Federal Trade Commission Act, as amended; (iii) “personal data” as defined by the European Union General Data Protection Regulation (“GDPR”) (EU 2016/679); (iv) any information which would qualify as “protected health information” under the Health Insurance Portability and Accountability Act of 1996, as amended by the Health Information Technology for Economic and Clinical Health Act (collectively, “HIPAA”); and (v) any other piece of information that allows the identification of such natural person, or his or her family, or permits the collection or analysis of any data related to an identified person’s health or sexual orientation. There have been no breaches, violations, outages or unauthorized uses of or accesses to same, except for those that have been remedied without material cost or liability or the duty to notify any other person or such, nor any incidents under internal review or investigations relating to the same except in each case, where such would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. The Company and its Subsidiaries are presently in compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Personal Data and to the protection of such IT Systems and Personal Data from unauthorized use, access, misappropriation or modification except in each case, where such would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.
Article V.  Indemnification
Section 5.01.Indemnification by the Company. In consideration of the Investor’s execution and delivery of this Agreement and acquiring the Shares hereunder, and in addition to all of the Company’s other obligations under this Agreement, the Company shall defend, protect, indemnify and hold harmless the Investor and its investment manager and each of their respective officers, directors, managers, members, partners, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) and each person who controls the Investor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (collectively, the “Investor Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and reasonable and documented expenses in connection therewith (irrespective of whether any such Investor Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by the Investor Indemnitees or any of them as a result of, or arising out of, or relating to (a) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement for the registration of the Shares as originally filed or in any amendment thereof, or in any related prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Investor specifically for inclusion therein; (b) any material misrepresentation or breach of any material representation or material warranty made by the Company in this Agreement or any other certificate, instrument or document contemplated hereby or thereby; or (c) any material breach of any material covenant, material agreement or material obligation of the Company contained in this Agreement or any other certificate, instrument or document contemplated hereby or thereby. To the extent that the foregoing undertaking by the Company may be unenforceable under Applicable Law, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities, which is permissible under Applicable Law.
Section 5.02.Indemnification by the Investor. In consideration of the Company’s execution and delivery of this Agreement, and in addition to all of the Investor’s other obligations under this Agreement, the Investor shall defend, protect, indemnify and hold harmless the Company, its Subsidiaries and all of its and their officers, directors, stockholders, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) and each person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (collectively, the “Company Indemnitees”) from and against any and all Indemnified Liabilities incurred by the Company Indemnitees or any of them as a result of, or arising out of, or relating to (a) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement for the registration of the Shares as originally filed or in any amendment thereof, or in any related prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Investor will only be liable for written information relating to the Investor furnished to the Company by or on behalf of the Investor specifically for inclusion in the documents referred to in the foregoing indemnity, and will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Investor by or on behalf of the Company specifically for inclusion therein; (b) any misrepresentation or breach of any representation or warranty made by the Investor in this Agreement or any instrument or document contemplated hereby or thereby executed by the Investor; or (c) any breach of any covenant, agreement or obligation of the Investor contained in this Agreement or any other certificate, instrument or document contemplated hereby or thereby executed by the Investor. To the extent that the foregoing undertaking by the Investor may be unenforceable under Applicable Laws, the Investor shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities, which is permissible under Applicable Laws.
Section 5.03.Notice of Claim. Promptly after receipt by an Investor Indemnitee or Company Indemnitee of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving an Indemnified Liability, such Investor Indemnitee or Company Indemnitee, as applicable, shall, if a claim for an Indemnified Liability in respect thereof is to be made against any indemnifying party under this Article V, deliver to the indemnifying party a written notice of the commencement thereof; but the failure to so notify the indemnifying party will not relieve it of liability under this Article V except to the extent the indemnifying party is prejudiced by such failure. The indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually reasonably satisfactory to the indemnifying party and the Investor Indemnitee or Company Indemnitee, as the case may be; provided, however, that an Investor Indemnitee or Company Indemnitee shall have the right to retain its own counsel with the actual and reasonable third party fees and expenses of not more than one counsel for such Investor Indemnitee or Company Indemnitee to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Investor Indemnitee or Company Indemnitee and the indemnifying party would be inappropriate due to actual or potential differing interests between such Investor Indemnitee or Company Indemnitee and any other party represented by such counsel in such proceeding. The Investor Indemnitee or Company Indemnitee shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Investor Indemnitee or Company Indemnitee which relates to such action or claim. The indemnifying party shall keep the Investor Indemnitee or Company Indemnitee reasonably apprised as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Investor Indemnitee or Company Indemnitee, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Investor Indemnitee or Company Indemnitee of a release from all liability in respect to such claim or litigation. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Investor Indemnitee or Company Indemnitee with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The indemnification required by this Article V shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received and payment therefor is due.
Section 5.04.Remedies. The remedies provided for in this Article V are not exclusive and shall not limit any right or remedy which may be available to any indemnified person at law or equity. The obligations of the parties to indemnify or make contribution under this Article V shall survive expiration or termination of this Agreement.
Section 5.05.Limitation of liability. Notwithstanding the foregoing, no party shall seek, nor shall any be entitled to recover from the other party be liable for, special, incidental, indirect, consequential, punitive or exemplary damages.
Article VI.  Covenants
The Company covenants with the Investor, and the Investor covenants with the Company, as follows, which covenants of one party are for the benefit of the other party, during the Commitment Period:
Section 6.01.Effective Registration Statement. From the time that the initial Registration Statement is declared effective by the SEC and continuing thereafter during the Commitment Period, the Company shall maintain the continuous effectiveness of a Registration Statement filed with the SEC under the Securities Act pursuant to and in accordance with the Registration Rights Agreement.
Section 6.02.Listing. The Company shall use its best efforts to continue the listing and trading of its Common Shares and the listing of the Shares on the Principal Market and to comply with the Company’s reporting, filing and other obligations under the rules and regulations of the Principal Market; provided that if the Company receives any final and non-appealable notice that the listing or quotation of the Common Shares on the Principal Market shall be terminated on a date certain or if the Company fails to maintain compliance with the continued listing requirements of the Principal Market, the Company shall promptly (and in any case within 24 hours) notify the Investor of such fact in writing and shall use its commercially reasonable efforts to cause the Common Shares to be listed or quoted on another Principal Market.
Section 6.03.Blue Sky. The Company shall take such action, if any, as is necessary by the Company in order to obtain an exemption for or to qualify the Shares for issuance by the Company to the Investor pursuant to the Transaction Documents, and at the request of the Investor, the subsequent resale of Registrable Securities by the Investor, in each case, under applicable state securities or “Blue Sky” laws and shall provide evidence of any such action so taken to the Investor from time to time during the Commitment Period; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify, (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction.
Section 6.04.Suspension of Registration Statement.
(a)Establishment of a Black Out Period. During the Commitment Period, the Company from time to time may suspend the use of a Registration Statement by written notice to the Investor in the event that the Company determines in its sole discretion in good faith that such suspension is necessary to (A) delay the disclosure of material nonpublic information concerning the Company, the disclosure of which at the time is not, in the good faith opinion of the Company, in the best interests of the Company or (B) amend or supplement the Registration Statement or Prospectus so that such Registration Statement or Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (a “Black Out Period”).

(b)No Sales by Investor During the Black Out Period. During such Black Out Period, the Investor agrees not to sell any Common Shares pursuant to such Registration Statement, but may sell Common Shares pursuant to an exemption from registration, if available, subject to the Investor’s compliance with Applicable Laws.
(c)Limitations on the Black Out Period. The Company shall not impose any Black Out Period that is longer than 45 days or in a manner that is more restrictive (including, without limitation, as to duration) than the comparable restrictions that the Company may impose on transfers of the Company’s equity securities by its directors and senior executive officers. In addition, the Company shall not deliver any Advance Notice during any Black Out Period. If the public announcement of such material, nonpublic information is made during a Black Out Period, the Black Out Period shall terminate after the end of the first Trading Day after such announcement, and the Company shall immediately notify the Investor of the termination of the Black Out Period.
Section 6.05.Listing of Common Shares. As of each Advance Notice Date, the Common Shares to be issued and sold by the Company from time to time hereunder will have been registered under Section 12(b) of the Exchange Act and approved for listing on the Principal Market, subject to official notice of issuance. As of each Advance Notice Date, the Common Shares shall not have been limited or suspended from trading on the Principal Market (other than suspensions of not more than two (2) Trading Days and occurring prior to the applicable date of determination due to business announcements by the Company) nor shall delisting or suspension by the Principal Market have been threatened (with a reasonable prospect of delisting occurring after giving effect to all applicable notice, appeal, compliance and hearing periods (it being understood by the Company and the Investor that no reasonable prospect of delisting will occur prior to the Company holding an annual or special meeting of its stockholders in order to obtain Stockholder Approval, including any postponement thereof) or any communications from the Principal Market related to such notice that do not actually effect the delisting or suspension of the Common Shares) or be reasonably likely to occur or pending as evidenced by (A) a writing by such Principal Market or (B) the Company falling below the minimum listing maintenance requirements of the Principal Market on which the Common Shares are then listed, provided that the Investor may waive such condition at the Investor’s sole option.
Section 6.06.Opinion of Counsel. Prior to the date of the delivery by the Company of the first Advance Notice, the Investor shall have received an opinion letter from counsel to the Company in form and substance reasonably satisfactory to the Investor.
Section 6.07.Exchange Act Registration. The Company will file in a timely manner all reports and other documents required of it as a reporting company under the Exchange Act and, during the Commitment Period, will not take any action or file any document (whether or not permitted by Exchange Act or the rules thereunder) to terminate or suspend its reporting and filing obligations under the Exchange Act.
Section 6.08.Legal Opinions; Restrictive Legends. The Company is obligated to cause its legal counsel to deliver legal opinions to the Transfer Agent in connection with any legend removal requested pursuant to and in accordance with Rule 144, within one (1) Trading Day of such legend removal request, subject to the Investor providing customary representations and other documentation, if any, as reasonably requested by the Company, its counsel or the Transfer Agent. In addition, within one (1) Trading Day after the initial Registration Statement which covers the Shares is declared effective by the SEC, the Company shall deliver, and shall cause its legal counsel to deliver, to the Transfer Agent (with copies to the Investor) a legal opinion stating that such Shares are registered for resale pursuant to such Registration Statement that has been declared effective by the SEC and that any restrictive legends on the Shares shall be removed in connection with the resale of such Shares by the Investor pursuant to such Registration Statement. To the extent that a legal opinion is not provided (either timely or at all), then, in addition to being a breach of the covenant in this Section 6.08 hereunder, the Company agrees to reimburse the Investor for all costs incurred by the Investor in connection with any legal opinions paid for by the Investor in connection with the sale or transfer of the Shares. The Investor shall notify the Company of any such costs and expenses it incurs that are referred to in this section from time to time and all amounts owed hereunder shall be paid by the Company promptly.
Section 6.09.Transfer Agent Instructions. For any time while there is a Registration Statement in effect for this transaction, the Company shall (if required by the transfer agent for the Common Shares) deliver to the transfer agent for the Common Shares (with a copy to the Investor) (i) instructions to issue Common Shares to the Investor free of restrictive legends upon each Advance if the delivery of such instructions are consistent with Applicable Law, in each case supported as needed by an opinion from legal counsel for the Company and (ii) an opinion of Company counsel, stating that Rule 144 promulgated under the Securities Act (“Rule 144”) is available as an exemption from registration for the resale of the Common Shares.
Section 6.10.Corporate Existence. The Company will use commercially reasonable efforts to preserve and continue the corporate existence of the Company during the Commitment Period.

Section 6.11.Notice of Certain Events Affecting Registration; Suspension of Right to Make an Advance. The Company will promptly notify the Investor, and confirm in writing, upon its becoming aware of the occurrence of any of the following events in respect of a Registration Statement or related Prospectus (such information to be held in strict confidence by Investor until such time as it is publicly disclosed by the Company): (i) the issuance by the SEC or any other federal governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; or (ii) the happening of any event that makes any statement made in the Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in the Registration Statement, related Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the related Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or of the necessity to amend the Registration Statement or supplement a related Prospectus to comply with the Securities Act or any other law (and the Company will promptly make available to the Investor any such supplement or amendment to the related Prospectus). The Company shall not deliver to the Investor any Advance Notice, and the Company shall not sell any Shares pursuant to any pending Advance Notice (other than as required pursuant to Section 2.01), during the continuation of any of the foregoing events (each of the events described in the immediately preceding clauses (i) through (ii), inclusive, a “Material Outside Event”).
Section 6.12.Consolidation. If an Advance Notice has been delivered to the Investor, then the Company shall not effect any consolidation of the Company with or into, or a transfer of all or substantially all the assets of the Company to another entity before the transaction contemplated in such Advance Notice has been closed in accordance with Section 2.04 hereof, and all Shares in connection with such Advance have been received by the Investor.
Section 6.13.Issuance of the Common Shares. The issuance and sale of the Common Shares to the Investor hereunder shall be made in accordance with the provisions and requirements of Section 4(a)(2) of the Securities Act and any applicable state securities law.
Section 6.14.Expenses. The Company, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, will pay all expenses incident to the preparation, negotiation and execution of this Agreement and the other Transaction Documents and any amendment or modifications hereto or thereto and the performance of its obligations hereunder or thereunder, including, but not limited to, (i) the preparation, printing and filing of the Registration Statement and each amendment and supplement thereto, of each Prospectus and of each amendment and supplement thereto; (ii) the preparation, issuance and delivery of any Shares issued pursuant to this Agreement, (iii) all fees and disbursements of the Company’s counsel, accountants and other advisors and the fees and disbursements of any counsel to the Investor, (iv) the qualification of the Shares under securities laws in accordance with the provisions of this Agreement, including filing fees in connection therewith, (v) the printing and delivery of copies of any Prospectus and any amendments or supplements thereto requested by the Investor, (vi) the fees and expenses incurred in connection with the listing or qualification of the Shares for trading on the Principal Market and (vii) filing fees of the SEC and the Principal Market.
Section 6.15.Current Report. The Company shall, not later than 9:30 a.m., New York City time, on the first Trading Day following the date of this Agreement, file with the SEC a Current Report on Form 8-K describing all the material terms of the transactions contemplated by the Transaction Documents in the form required by the Exchange Act and attaching all the material Transaction Documents (including any exhibits thereto, the “Current Report”), which Current Report shall include all material, nonpublic information required to be disclosed in connection with the transactions contemplated by the Transaction Documents. The Company shall provide the Investor and its legal counsel a reasonable opportunity to comment on a draft of the Current Report prior to filing the Current Report with the SEC and shall give due consideration to all such comments that are timely received by the Company. Should the Company choose to issue a press release announcing this Agreement, then such press release shall be issued on the same day the Current Report is filed with the SEC. Until the Current Report is filed with the SEC, the Company shall not deliver any Advance Notices pursuant to this Agreement. In addition, effective upon the filing of the Current Report, the Company acknowledges and agrees that any and all confidentiality or similar obligations, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and Investor or any of its respective officers, directors, affiliates, employees or agents, on the other hand shall terminate. The Company shall not, and the Company shall cause each of its Subsidiaries and each of its and their respective officers, directors, employees and agents not to, provide the Investor with any material, non-public information regarding the Company or any of its Subsidiaries without the express prior written consent of the Investor (which may be granted or withheld in the Investor’s sole discretion). The Company understands and confirms that the Investor will rely on the foregoing representations in effecting resales of Shares.

Section 6.16.Use of Proceeds. The proceeds from any sale of Shares by the Company to the Investor hereunder shall be used by the Company in the manner as will be set forth in the Prospectus included in any Registration Statement (and any post-effective amendment thereto) and any Prospectus Supplement thereto filed pursuant to this Agreement, including for working capital purposes for the Company and its Subsidiaries. Neither the Company nor any Subsidiary will, directly or indirectly, use the proceeds of the transactions contemplated herein to repay any advances or loans to any executives or employees of the Company or any Subsidiary or to make any payments in respect of any related party obligations, including without limitation any payables or notes payable to related parties of the Company or any Subsidiary whether or not such amounts are described on the balance sheets of the Company in any SEC Documents and any Subsidiary or described in any “Related Party Transactions” section of any SEC Documents.
Section 6.17.Market Activities. Neither the Company, nor any Subsidiary, nor any of their respective officers, directors or controlling persons will, directly or indirectly, (i) take any action designed to cause or result in, or that constitutes or might reasonably be expected to constitute or result, in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of Common Shares or (ii) sell, bid for, or purchase Common Shares in violation of Regulation M, or pay anyone any compensation for soliciting purchases of the Shares.
Section 6.18.Trading Information. On the first Trading Day of each week (provided the Investor sold any shares during the prior week) and otherwise upon the Company’s reasonable request, the Investor agrees to provide the Company with trading reports setting forth the number and average sales prices of shares of Common Shares sold by the Investor during the prior trading week.
Section 6.19.Selling Restrictions.
(a)Short Sales. Except as expressly set forth in this Agreement and subject to Section 6.19(b), the Investor covenants that from and after the date hereof through and including the Trading Day following the expiration or termination of this Agreement as provided in Section 9.01 (the “Restricted Period”), none of the Investor or any entity managed or directly controlled by the Investor (collectively, the “Restricted Persons” and each of the foregoing is referred to herein as a “Restricted Person”) shall, directly or indirectly, (i) engage in any “short sale” (as such term is defined in Rule 200 of Regulation SHO of the Exchange Act) of the Common Shares, or (ii) engage in any hedging transaction, which establishes a net short position with respect to the Common Shares, in each case either for its own principal account or for the principal account of any other Restricted Person (each instance, as applicable, a “Short Sale”). Notwithstanding the foregoing, it is expressly understood and agreed that nothing contained herein shall (without implication that the contrary would otherwise be true) prohibit any Restricted Person during the Restricted Period from: (1) selling “long” (as defined under Rule 200 promulgated under Regulation SHO) the Shares; or (2) selling a number of Common Shares equal to the number of Advance Shares that such Restricted Person is unconditionally obligated to purchase under a pending Advance Notice but has not yet received from the Company or the transfer agent pursuant to this Agreement.
(b)Notwithstanding anything to the contrary contained in Section 6.19(a), in the event any Restricted Persons holds any form of security or instrument that is (or may become) convertible into, or exercisable for, Common Shares (an “Owned Instrument”) than the Restricted Persons may engage in hedging and/or trading activities (including, without limitation, the location and/or reservation of borrowable Common Shares) at various times during the period that Owned Instrument remains outstanding, including, without limitation, during the periods that the value and/or number of the Common Shares underlying the Owned Instrument, as applicable, deliverable with respect to the Owned Instrument are being determined. The Company acknowledges that such aforementioned hedging and/or trading activities do not constitute a breach of this Agreement or any other Transaction Document or any of the documents executed in connection herewith or therewith.
Section 6.20.Assignment. Neither this Agreement nor any rights or obligations of the parties hereto may be assigned to any other Person, provided however that the Investor may assign its rights and obligations hereunder to an Affiliate.
Section 6.21.No Frustration; No Variable Rate Transactions, Etc.
(a)No Frustration. The Company shall not enter into, announce or recommend to its stockholders any agreement, plan, arrangement or transaction in or of which the terms thereof would restrict, materially delay, conflict with or impair the ability or right of the Company to perform its obligations under the Transaction Documents to which it is a party, including, without limitation, the obligation of the Company to deliver the Shares to the Investor in respect of an Advance Notice.
(b)No Variable Rate Transactions.

(i)Variable Rate Transaction. From the date hereof until the earlier of (i) 12 months after the date on which the initial Registration Statement is declared effective by the SEC and (ii) three (3) months after the date of termination of this Agreement in accordance with Section 9.01 herein (the “Limitation Date”), the Company and each Subsidiary shall be prohibited from effecting or entering into an agreement to effect any Subsequent Placement of Common Shares or Common Share Equivalents (or a combination thereof) involving a Variable Rate Transaction, other than in connection with the issuance of Excluded Securities or with the prior written consent of the Investor. The Investor shall be entitled to seek injunctive relief against the Company to preclude any such issuance, which remedy shall be in addition to any right to collect damages, without the necessity of showing economic loss and without any bond or other security being required.
(ii)Notwithstanding anything herein to the contrary this Section shall not apply to any issuance of Shares pursuant to this Agreement.
Section 6.22.Right of First Refusal.
(a)During the Additional Issuance Restricted Period, in the event that the Company receives a Bona Fide Offer (defined below) of a Subsequent Placement, then the Company must, and irrevocably agrees to, first offer such opportunity to the Investor to provide such capital or financing to the Company on the same or similar terms as the respective third party’s terms, and the Investor may in its sole discretion determine whether the Investor will provide such capital or financing for such Subsequent Placement. Upon receipt of the third-party offer, the Company shall promptly provide notice thereof to the Investor (the “Offer Notice”) and provide copies of the pending transaction documents. Should the Investor be unwilling or unable to provide such capital or financing to the Company within two (2) Trading Days from the Investor’s receipt of the Offer Notice from the Company, then the Company may obtain such capital or financing from such third party on the exact same terms and conditions offered by the Company to the Investor and such transaction must be completed within seven (7) Trading Days of the date of the Offer Notice. If the Company does not receive the capital or financing from the respective third party within seven (7) Trading Days of the date of the respective Offer Notice, then the Company must again offer the capital or financing opportunity to the Investor as described above, and the process detailed above shall be repeated. A “Bona Fide Offer” is one in which the third party purchaser is irrevocably and contractually bound to purchase the subject securities from the Company, subject to the Investor’s right of first refusal.
Section 6.23.[Reserved].
Section 6.24.Non-Public Information. Neither the Company, nor any of their respective directors, officers, employees or agents shall disclose any material non-public information about the Company to the Investor, unless a simultaneous public announcement thereof is made by the Company in the manner contemplated by Regulation FD. In the event of a breach of the foregoing covenant by the Company, or any of their respective directors, officers, employees and agents (as determined in the reasonable good faith judgment of the Investor), (i) the Investor shall promptly provide written notice of such breach to the Company and (ii) after such notice has been provided to the Company and, provided that the Company shall have failed to publicly disclose such material, non-public information within 24 hours following demand therefor by the Investor, in addition to any other remedy provided herein or in the other Transaction Documents, the Investor shall have the right to make a public disclosure, in the form of a press release, public advertisement or otherwise, of such material, non-public information without the prior approval by the Company, any of its Subsidiaries, or any of their respective directors, officers, employees or agents. The Investor shall not have any liability to the Company, any of its Subsidiaries, or any of their respective directors, officers, employees, stockholders or agents, for any such disclosure. The Company shall not disclose any material non-public information to the Investor without the Investor’s prior written consent.
Section 6.25.Stockholder Approval. The Company shall provide each stockholder entitled to vote at a meeting of stockholders of the Company (the “Stockholder Meeting”), which shall be promptly called and held not later than sixty (60) days following the date hereof (the “Stockholder Meeting Deadline”), a proxy statement in a form reasonably acceptable to the Investor and Sullivan & Worcester LLP, at the expense of the Company, with the Company obligated to reimburse the expenses of Sullivan & Worcester LLP incurred in connection therewith. The proxy statement, if any, shall solicit each of the Company’s stockholders’ affirmative vote at the Stockholder Meeting for approval of the proposal (“Stockholder Proposal”) to authorize the issuance of all of the Shares issuable hereunder in compliance with the rules and regulations of the Principal Market (such affirmative approval being referred to herein as the “Stockholder Approval”, and the date such Stockholder Approval is obtained, the “Stockholder Approval Date”), and the Company shall use its reasonable best efforts to solicit its stockholders’ approval of such proposal(s) and to cause the board of directors of the Company to recommend to the stockholders that they approve such proposal(s). The Company shall be obligated to seek to obtain the Stockholder Approval by the Stockholder Meeting Deadline. If, despite the Company’s reasonable best efforts the Stockholder Approval is not obtained by such Stockholder Approval Date, the Company shall adjourn and reconvene the Stockholder

Meeting at least as often as every thirty (30) calendar days thereafter until such Stockholder Approval is obtained, but in no event later than the three hundred and sixty-fifth (365th) calendar day after the date hereof.
Section 6.26.Reservation. As of the date hereof, the Company shall have reserved from its duly authorized capital stock not less than 100% of the Common Shares issuable hereunder, which number of Common Shares shall be calculated assuming a price per share equal to 80% of the lower of (i) the 3 day VWAP prior to the measurement date and (ii) the last closing price per Common Share (the “Reservation Estimate”); provided; however, that if the Company does not have sufficient authorized Common Shares available for the Reservation Estimate, then the Company shall reserve the maximum amount available as of the date hereof and shall thereafter increase such reserve amount on the first day of every successive month until the reserve amount is equal to the Reservation Estimate; provided, further that, without the prior written consent of the Investor, the Company may not deliver an Advance Notice hereunder if the reserve amount is less than the number of Advance Shares to be purchased in such Advance. Any consent provided by the Investor pursuant to this Section 6.26 shall only apply to the applicable Advance Notice and shall not be deemed to be a consent to any additional Advance Notices.
Section 6.27.Market Activities. The Company will not, directly or indirectly, take any action designed to cause or result in, or that constitutes or might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company under Regulation M of the Exchange Act.
Section 6.28.Use of Name. The Company shall not, directly or indirectly, use the names “ATW Partners”, “ATW”, or any derivations thereof, or logos associated with these names, as the case may be, in any manner or take any action that may imply any relationship with the Investor or any of its Affiliates without the prior written consent of the Investor, provided, however, the Investor hereby consents to all lawful uses of these names in the prospectus, statement and other materials that are required by applicable laws or pursuant to the disclosure requirements of the SEC or any state securities authority.
Article VII. Non-Exclusive Agreement.
Section 7.01.Except as provided herein, this Agreement and the rights awarded to the Investor hereunder are non-exclusive, and the Company may, at any time throughout the term of this Agreement and thereafter, issue and allot, or undertake to issue and allot, to any person or persons any shares and/or securities and/or convertible notes, bonds, debentures, options to acquire shares or other securities and/or other facilities which may be converted into or replaced by Common Shares or other securities of the Company, and to extend, renew and/or recycle any bonds and/or debentures, and/or grant any rights with respect to its existing and/or future share capital.
Article VIII. Choice of Law/Jurisdiction
Section 8.01. This Agreement, and any and all claims, proceedings or causes of action relating to this Agreement or arising from this Agreement or the transactions contemplated herein, including, without limitation, tort claims, statutory claims and contract claims, shall be interpreted, construed, governed and enforced under and solely in accordance with the substantive and procedural laws of the State of Delaware, in each case as in effect from time to time and as the same may be amended from time to time, and as applied to agreements performed wholly within the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether the State of Delaware, or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Delaware. The Parties further agree that any action between them shall be heard in the state and federal courts sitting in New Castle County, Delaware and expressly consent to the jurisdiction and venue of the state and federal courts sitting in New Castle County, Delaware, for the adjudication of any civil action asserted pursuant to this Agreement.
EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREIN, THE PERFORMANCE THEREOF OR THE FINANCINGS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTY HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS PARAGRAPH.

Article IX. Termination
Section 9.01. Termination.
(a)Unless earlier terminated as provided hereunder, this Agreement shall terminate automatically on the earliest of (i) the first day of the next month following the 24-month anniversary of the Effective Date, (ii) the date on which the Investor shall have made payment of Advances pursuant to this Agreement for Common Shares equal to the Commitment Amount and all Advance Shares have been delivered, and (iii) the date on which the Company announces or publicly discloses a material restatement of its financial statements for two (2) or more fiscal quarters (the “Lapsed Registration Termination”). The Investor may terminate this Agreement at any time at the Investor’s sole option if the Registration Statement is not declared effective by the one hundred and twentieth (120) day following the date hereof.
(b)The Company may terminate this Agreement effective upon five (5) Trading Days’ prior written notice to the Investor; provided that there are no outstanding Advance Notices, the Common Shares under which have yet to be issued. Following the effectiveness of a Registration Statement, the Investor may terminate this Agreement effectively immediately if the effectiveness of such Registration Statement, or any post-effective amendment thereto, lapses for any reason (including, without limitation, the issuance of a stop order by the Commission) or such Registration Statement or any post-effective amendment thereto, the Prospectus contained therein or any Prospectus Supplement thereto otherwise becomes unavailable to the Investor for the resale of all of the Registrable Securities included therein in accordance with the terms of the Registration Rights Agreement, and such lapse or unavailability continues for a period of ten (10) consecutive Trading Days or for more than an aggregate of twenty (20) Trading Days in any 365-day period. This Agreement may be terminated at any time by the mutual written consent of the parties, effective as of the date of such mutual written consent unless otherwise provided in such written consent.
(c)Nothing in this Section 9.01 shall be deemed to release the Company or the Investor from any liability for any breach under this Agreement, or to impair the rights of the Company and the Investor to compel specific performance by the other party of its obligations under this Agreement. The indemnification provisions contained in Article V shall survive termination hereunder.
Article X. Notices
Other than with respect to Advance Notices, which must be in writing and will be deemed delivered on the day set forth in Section 2.01(b), any notices, consents, waivers, or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (a) upon receipt, when delivered personally; (b) upon receipt, when sent by e-mail to all addresses noted below if sent on a Trading Day, or, if not sent on a Trading Day, on the immediately following Trading Day; (c) 5 days after being sent by U.S. certified mail, return receipt requested, (d) one day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses for such communications (except for Advance Notices which shall be delivered in accordance with Exhibit B hereof) shall be:
If to the Company, to:    NAUTICUS ROBOTICS, INC.
    17146 Feathercraft Lane, Suite 450
    Webster, Texas 77598
    Attn: General Counsel
    Telephone: [***]
    Email: [***]

With a copy to (which shall not    Norton Rose Fulbright US LLP
constitute notice or delivery of    1301 Avenue of the Americas
process) to:     New York, New York 10019
    Attn: Amelia Zhang; Robert Morris
    Telephone: [***]
    Email: [***]
     [***]

If to the Investor(s):    [***]

With a copy (which shall not    Sullivan & Worcester LLP
constitute notice or delivery     1251 Avenue of the Americas
of process) to:    New York, New York 10020
    Attn: David Danovitch, Esq.
    Telephone: [***]
    Email: [***]
or at such other address and/or e-mail and/or to the attention of such other person as the recipient party has specified by written notice given to each other party three Trading Days prior to the effectiveness of such change. Written confirmation of receipt (i) given by the recipient of such notice, consent, waiver or other communication, (ii) electronically generated by the sender’s email service provider containing the time, date, recipient email address or (iii) provided by a nationally recognized overnight delivery service shall be rebuttable evidence of personal service in accordance with clause (i), (ii) or (iii) above, respectively.
Article XI.  Miscellaneous
Section 11.01.Counterparts. This Agreement may be executed in identical counterparts, both which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. Facsimile or other electronically scanned and delivered signatures (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com), including by e-mail attachment, shall be deemed to have been duly and validly delivered and be valid and effective for all purposes of this Agreement.
Section 11.02.Entire Agreement; Amendments. This Agreement supersedes all other prior oral or written agreements between the Investor, the Company, their respective affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement contains the entire understanding of the parties with respect to the matters covered herein and, except as specifically set forth herein, neither the Company nor the Investor makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the parties to this Agreement.
Section 11.03.Reporting Entity for Common Shares. The reporting entity relied upon for the determination of the trading price or trading volume of the Common Shares on any given Trading Day for the purposes of this Agreement shall be the Reporting Service or any successor thereto. The written mutual consent of the Investor and the Company shall be required to employ any other reporting entity.
Section 11.04.Fees and Expenses; Commitment Fee. The Company shall reimburse the Investor for all legal fees and expenses and reasonable costs and expenses incurred by it or its affiliates in connection with the structuring, documentation, diligence, negotiation, applicable closing and post-closing, as applicable, including related amendments, waivers, enforcement actions, compliance checks or legal audits, of the transactions contemplated by the Transaction Documents irrespective of whether or not any Closings occur (including, without limitation, as applicable, any other reasonable and documented fees and expenses in connection with the structuring, documentation, negotiation and closing of the transactions contemplated by the Transaction Documents and due diligence and regulatory filings in connection therewith) (the “Transaction Expenses”) and such Transaction Expenses not otherwise paid by the Company shall be withheld by the Investor from its Aggregate Purchase Price at each applicable Closing; provided, that the Company shall promptly reimburse Sullivan & Worcester LLP (and/or the Investor, as applicable) on demand for all Transaction Expenses applicable thereto in accordance hereto not so reimbursed through such withholding at such applicable Closing. The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, transfer agent fees, Depository Trust Company fees or broker’s commissions (other than for Persons engaged by the Investor) relating to or arising out of the transactions contemplated hereby. The Company shall pay, and hold the Investor harmless against, any liability, loss or expense (including, without limitation, reasonable attorneys’ fees and out-of-pocket expenses) arising in connection with any claim relating to any such payment. The Company shall pay a commitment fee in an amount equal to $100,000 (the “Commitment Fee”) either, at the Investor’s option, (i) in cash or, (ii) by the issuance to the

Investor on the Effective Date of such number of Common Shares that is equal to the Commitment Fee divided by the lowest Daily VWAP of the Common Shares during the ten (10) Trading Days immediately prior to the Effective Date (collectively, the “Commitment Shares”). The resale of the Commitment Shares issued hereunder shall be included on the initial Registration Statement.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Equity Purchase Facility Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.
COMPANY:
NAUTICUS ROBOTICS, INC.
By:    /s/ John W Gibson Jr
    Name: John W Gibson Jr
    Title: President & CEO
INVESTOR:
[***]

[Signature Page to Equity Purchase Facility Agreement]

ANNEX I TO THE
EQUITY PURCHASE FACILITY AGREEMENT
CONDITIONS PRECEDENT TO THE RIGHT OF THE COMPANY
TO DELIVER AN ADVANCE NOTICE
The right of the Company to deliver an Advance Notice and the obligations of the Investor hereunder with respect to an Advance are subject to the satisfaction or waiver, on each Advance Notice Date (a “Condition Satisfaction Date”), of each of the following conditions:
(a)Accuracy of the Company’s Representations and Warranties. The representations and warranties of the Company in the Agreement, of which this Annex I is attached shall be true and correct in all material respects as of the Advance Notice Date, except to the extent such representations and warranties are as of another date, such representations and warranties shall be true and correct as of such other date.
(b)Registration of the Shares with the SEC. There is an effective Registration Statement pursuant to which the Investor is permitted to utilize the Prospectus thereunder to resell all of the Shares issuable pursuant to such Advance Notice.
(c)Public Information. The Current Report shall have been filed with the SEC and the Company shall have filed with the SEC in a timely manner all reports, notices and other documents required under the Exchange Act and applicable SEC regulations during the twelve-month period immediately preceding the applicable Condition Satisfaction Date.
(d)Authority. The Company shall have obtained all permits and qualifications required by any applicable state for the offer and sale of all the Common Shares issuable pursuant to such Advance Notice, or shall have the availability of exemptions therefrom. The sale and issuance of such Common Shares shall be legally permitted by all laws and regulations to which the Company is subject.
(e)Board. The board of directors of the Company shall have approved the transactions contemplated by the Transaction Documents; said approval has not been amended, rescinded or modified and remains in full force and effect as of the date hereof, and a true, correct and complete copy of such resolutions duly adopted by the board of directors of the Company shall have been provided to the Investor.
(f)No Material Outside Event. No Material Outside Event shall have occurred and be continuing.
(g)Performance by the Company. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior the applicable Condition Satisfaction Date including, without limitation, the delivery of all Common Shares issuable pursuant to all previously delivered Advance Notices.
(h)No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits or directly, materially and adversely affects any of the transactions contemplated by this Agreement.
(i)No Suspension of Trading in or Delisting of Common Shares. The Advance Shares have been approved for trading on the Principal Market, subject to official notice of issuance. Trading in the Common Shares shall not have been suspended by the SEC, the Principal Market or FINRA, the Company shall not have received any final and non-appealable notice that the listing or quotation of the Common Shares on the Principal Market shall be terminated on a date certain (unless, prior to such date certain, the Common Shares is listed on any subsequent Principal Market), nor shall there have been imposed any suspension of, or restriction on, accepting additional deposits of the Common Shares, electronic trading or book-entry services by The
I-1

Depository Trust Company (‘DTC”) with respect to the Common Shares that is continuing, the Company shall not have received any notice from DTC to the effect that a suspension of, or restriction on, accepting additional deposits of the Common Shares, electronic trading or book-entry services by DTC with respect to the Common Shares is being imposed or is contemplated (unless, prior to such suspension or restriction, DTC shall have notified the Company in writing that DTC has determined not to impose any such suspension or restriction).
(j)Authorized. All of the Shares issuable pursuant to the applicable Advance Notice shall have been duly authorized by all necessary corporate action of the Company. All Shares relating to all prior Advance Notices required to have been received by the Investor under this Agreement shall have been delivered to the Investor in accordance with this Agreement.
(k)Advance Notice. The representations contained in the applicable Advance Notice shall be true and correct in all material respects as of the applicable Condition Satisfaction Date.
(l)Consecutive Advance Notices. Unless the Investor consents in writing (which may be by e-mail at any time prior to the expiration of the Pricing Period for such applicable Additional Notices), the Pricing Period for all prior Advances has been completed and settled.
(m)Stockholder Approval. The Company shall have obtained Stockholder Approval to issue Common Shares in excess of the Exchange Cap hereunder, if required by the applicable rules of the Principal Market.
(n)Material Adverse Effect. No Material Adverse Effect shall have occurred and be continuing.
(o)Delivery. Furthermore, the Company shall not have the right to deliver an Advance Notice to the Investor if any of the following shall occur:
(i)the Company breaches any representation or warranty in any material respect, or breaches any covenant or other term or condition under any Transaction Document in any material respect;
(ii)if any Person commences a proceeding against the Company pursuant to or within the meaning of any Bankruptcy Law for so long as such proceeding is not dismissed;
(iii)if the Company is at any time insolvent, or, pursuant to or within the meaning of any Bankruptcy Law, (1) commences a voluntary case, (2) consents to the entry of an order for relief against it in an involuntary case, (3) consents to the appointment of a Custodian of it or for all or substantially all of its property, or (4) makes a general assignment for the benefit of its creditors or (5) the Company is generally unable to pay its debts as the same become due;
(iv)a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (1) is for relief against the Company in an involuntary case, (2) appoints a Custodian of the Company or for all or substantially all of its property, or (3) orders the liquidation of the Company or any Subsidiary for so long as such order, decree or similar action remains in effect; or
(v)if at any time the Company is not eligible or is unable to transfer its Shares to Investor, including, without limitation, electronically through FAST.
(p)    Non-Public Information. The Investor shall have neither received, nor be in possession of, any material, non-public information regarding the Company or any of its Subsidiaries.

I-2

EXHIBIT A
FORM OF REGISTRATION RIGHTS AGREEMENT

(See Attached)
A-1

EXHIBIT B
ADVANCE NOTICE
VIA EMAIL TO ALL
[***]

Date:                     Advance Notice Number:
The undersigned, _______________________, hereby certifies, with respect to the sale of Common Shares of Nauticus Robotics, Inc. (the “Company”) issuable in connection with this Advance Notice, delivered pursuant to that certain Equity Purchase Facility Agreement, dated as of October 23, 2025 (the “Agreement”), as follows (with capitalized terms used herein without definition having the same meanings as given to them in the Agreement):
1.Authorization: The undersigned is the duly elected ________________________ of the Company.
2.Registration: There are no fundamental changes to the information set forth in the Registration Statement which would require the Company to file a post-effective amendment to the Registration Statement.
3.Conditions Precedent Compliance: The Company has performed in all material respects all covenants and agreements to be performed by the Company contained in this Agreement on or prior to the Advance Notice Date. All conditions to the delivery of this Advance Notice are satisfied as of the date hereof.
4.Common Shares Outstanding: The number of Common Shares of the Company outstanding as of the date hereof is __________________.
5.Advance Amount: The number of Advance Shares the Company is requesting is _____________________.
6.Pricing Period: This is an Advance Notice for a(n) _________________1 Pricing Period.
7.Automatic Pricing Period Adjustment: If this Advance Notice is for an Accelerated Pricing Period, Extended Pricing Period or Overtime Pricing Period delivered in accordance with Section 2.01(b)(v) of the Agreement and the Investor has not sent an Advance Notice Confirmation prior to the Confirmation Deadline, the Company hereby ____________2 elect(s) to rescind this Advance Notice after the expiration of the Confirmation Deadline (if not rescinded, this Advance Notice will automatically transfer the Pricing Period selection to a Regular Purchase Pricing Period, with the Pricing Period starting at the beginning of Regular Trading Hours on the Trading Day immediately succeeding the Confirmation Deadline).
The undersigned has executed this Advance Notice as of the date first set forth above.
NAUTICUS ROBOTICS, INC.
By:

1 Select either a Regular, Accelerated, Extended or Overtime Purchase Pricing Period.
2 Enter “does not” If the Company wishes not to rescind, otherwise, if left blank, the Company has elected to rescind.

EXHIBIT C
SETTLEMENT DOCUMENT
VIA EMAIL
[ó]
Attn:
Email:    Advance Notice Date: _______________, 202__

Below please find the settlement information with respect to the Advance Notice Number:
1.	Number of Common Shares requested in the Advance Notice:
2.	Number of Excluded Days (if any):
3.	Volume Threshold Adjusted Advance Amount:
4.	Halt Adjusted Advance Amount:
5.	Adjusted Advance Amount (the lesser of (i) row 1, and (ii) the greater of (A) row 3, and (B) row 4):
6.	Market Price:	$
7.	Purchase Price per share:	$
8.	Aggregate Purchase Price due to Company (row 5 multiplied by row 7):	$

Please issue the number of Advance Shares due to the Investor to the account of the Investor as follows:
Investor’s DTC participant #:
ACCOUNT NAME:
ACCOUNT NUMBER:
ADDRESS:
CITY:
COUNTRY:
Contact person:
Number and/or email:
Sincerely,
[__]
Agreed and approved By:
NAUTICUS ROBOTICS, INC.:

Name:
Title:

APPENDIX B
REGISTRATION RIGHTS AGREEMENT

EXECUTION VERSION

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND IS THE TYPE OF INFORMATION THAT THE REGISTRANT CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE AND CONFIDENTIAL. REDACTED INFORMATION IS INDICATED BY [***].

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of October 23, 2025, is made by and between [***] (the “Investor”), and NAUTICUS ROBOTICS, INC., a company incorporated under the laws of the State of Delaware (the “Company”). The Investor and the Company may be referred to herein individually as a “Party” and collectively as the “Parties”.
WHEREAS, the Company and the Investor have entered into that certain Equity Purchase Facility Agreement, dated as of the date hereof (the “Purchase Agreement”), pursuant to which the Company may issue, from time to time, to the Investor up to $250 million of newly issued shares (the “Common Shares”) of Common Stock (as defined below); and
WHEREAS, pursuant to the terms of, and in consideration for the Investor entering into, the Purchase Agreement, and to induce the Investor to execute and deliver the Purchase Agreement, the Company has agreed to provide the Investor with certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the “Securities Act”).
AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investor hereby agree as follows:
1.DEFINITIONS.
Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:
(a)“Business Day” means any day except Saturday, Sunday and any day which shall be a federal legal holiday in the United States or a day on which the Federal Reserve Bank of New York is closed and/or any of the following exchanges on which the Common Stock is traded and listed, or any successor(s) thereto, is not open for at least five (5) hours of trading: the Nasdaq Capital Market; the Nasdaq Global Market; the Nasdaq Global Select Market, the New York Stock Exchange; or the NYSE American; and any successor to any of the foregoing markets or exchanges.
(b)“Common Stock” means (x) the Company’s shares of common stock, $0.0001 par value per share, and (y) any capital stock into which such common stock shall have been changed or any share capital resulting from a reclassification of such common stock.
(c)“Effectiveness Deadline” means, with respect to the initial Registration Statement filed hereunder, the 90th calendar day following the date such initial Registration Statement is filed, provided, however, in the event the Company is notified by the U.S. Securities and Exchange Commission (“SEC”) that the Registration Statement will not be reviewed or is no longer subject to further review and comments, the Effectiveness Deadline as to such Registration Statement shall be the fifth Business Day following the date on which the Company is so notified if such date precedes the date required above. Notwithstanding the foregoing, in the event the Registration Statement is subject to a full SEC review, or the Company is required to update the financial statements therein, which causes the Registration Statement not to be declared effective by the Effectiveness Deadline, the Effectiveness Deadline shall automatically be deemed to be extended for so long as necessary provided that the Company is using its best efforts to promptly respond and satisfy the requests of the SEC, and during such period, the Company shall not be deemed to be in default of satisfying the Effectiveness Deadline.
(d)“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(e)“Filing Deadline” means, with respect to the initial Registration Statement required hereunder, the 30th calendar day following the date hereof.
(f)“Person” means a corporation, a limited liability company, an association, a partnership, an organization, a business, an individual, a governmental or political subdivision thereof or a governmental agency.
(g)“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.
(h)“Registrable Securities” means all of (i) the Common Shares, (ii) the Commitment Shares and (iii) any shares of capital stock issued or issuable with respect to the Common Shares and Commitment Shares, including, without limitation, (1) as a result of any stock split, stock dividend or other distribution, recapitalization or similar event or otherwise, and (2) shares of capital stock of the Company into which the Common Shares and Commitment Shares are converted or exchanged and shares of capital stock of a successor entity into which the Common Shares and Commitment Shares are converted or exchanged.
(i)“Registration Statement” means any registration statement of the Company filed pursuant to this Agreement, including the Prospectus, amendments and supplements to such registration statement or Prospectus, including post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.
(j)“Rule 144” means Rule 144 under the Securities Act or any successor rule thereto.
(k)“Rule 415” means Rule 415 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same purpose and effect as such Rule.
(l)“SEC” means the Securities and Exchange Commission or any other federal agency administering the Securities Act and the Exchange Act at the time.
(m)“Securities Act” shall have the meaning set forth in the Recitals above.
2.REGISTRATION.
(a) The Company’s registration obligations set forth in this Section 2 including its obligations to file Registration Statements, obtain effectiveness of Registration Statements, and maintain the continuous effectiveness of any Registration Statement that has been declared effective shall begin on the date hereof and continue until the earlier of (i) the date on which the Investor has sold all of the Registrable Securities, (ii) the date of termination of the Purchase Agreement if as of such termination date the Investor holds no Registerable Securities and (iii) the date on which all of the Registrable Securities have been sold or may be sold without any restriction pursuant to Rule 144 as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company’s transfer agent (the “Registration Period”).
(b)Subject to the terms and conditions of this Agreement, the Company shall (i) as soon as practicable, but in no case later than the Filing Deadline, prepare and file with the SEC an initial Registration Statement on S-1 or any successor form thereto covering the resale by the Investor of the maximum number of Registrable Securities as shall be permitted to be included thereon in accordance with applicable SEC rules, regulations and interpretations so as to permit the resale of such Registrable Securities by the Investor under Rule 415 at then prevailing market prices (and not fixed prices), subject to the aggregate number of authorized shares of Common Stock then available for issuance in its Certificate of Incorporation. The Registration Statement shall contain “Selling Stockholders” and “Plan of Distribution” sections and shall contain the customary language about the Investor as required by applicable law or by the SEC staff. The Investor shall furnish all information reasonably requested by the Company for inclusion therein. The Company shall use its best efforts to have the Registration Statement declared effective by the SEC as soon as practicable, but in no event later than the Effectiveness Deadline. By 9:30 am, Eastern Time, on the Business Day following the date of effectiveness, the Company shall file with the SEC in accordance with Rule 424 under the Securities Act the final Prospectus to be used in connection with sales pursuant to such Registration Statement. Prior to the filing of the Registration Statement with the SEC, the Company shall furnish a draft of the Registration Statement to the Investor for their review and comment. The Investor shall furnish comments on the Registration Statement to the Company within 24 hours of the receipt thereof from the Company.
(c)Sufficient Number of Shares Registered. If at any time during the Registration Period, all Registrable Securities are not covered by a Registration Statement filed pursuant to Section 2(a) as a result of Section 2(e) or otherwise, the Company shall use its best efforts to file with the SEC one or more additional Registration Statements so as to cover all of the Registrable Securities not covered by such initial Registration Statement, in each case as soon as practicable (taking into account any position of the staff of the SEC with respect to the date on which the Staff will permit such additional Registration Statement(s) to be filed with the SEC and the rules and regulations of the SEC). The Company shall use its best efforts to cause each such new Registration Statement to become effective as soon as reasonably practicable following the filing thereof with the SEC.
(d)During the Registration Period, the Company shall (i) promptly prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the Prospectus used in connection with a Registration Statement, which Prospectus is to be filed pursuant to Rule 424 promulgated under the Securities Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, (ii) prepare and file with the SEC additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (iii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement (subject to the terms of this Agreement), and as so supplemented or amended to be filed pursuant to Rule 424; (iv) respond as promptly as reasonably possible to any comments received from the SEC with respect to a Registration Statement or any amendment thereto and as promptly as reasonably possible provide the Investor true and complete copies of all correspondence from and to the SEC relating to a Registration Statement (provided that the Company may redact any information contained therein which would constitute material non-public information as to any Investor which has not executed a confidentiality agreement with the Company); and (v) comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 2(d)) by reason of the Company’s filing a report on Form 10-K, Form 10-Q, or Form 8-K or any analogous report under the Exchange Act, the Company shall incorporate such report by reference into the Registration Statement, if applicable, or shall file such amendments or supplements with the SEC on the same day on which the Exchange Act report is filed which created the requirement for the Company to amend or supplement the Registration Statement.
(e)Reduction of Registrable Securities Included in a Registration Statement. Notwithstanding anything contained herein, in the event that the SEC requires the Company to reduce the number of Registrable Securities to be included in a Registration Statement in order to allow the Company to rely on Rule 415 with respect to a Registration Statement, then the Company shall reduce the number of Registrable Securities to be included in such Registration Statement (after consultation with the Investor as to the specific Registrable Securities to be removed therefrom) to the maximum number of securities as is permitted to be registered by the SEC. In the event of any reduction in Registrable Securities pursuant to this paragraph, the Company shall use its best efforts to file one or more New Registration Statements with the Commission in accordance with Section 2(c) until such time as all Registrable Securities have been included in Registration Statements that have been declared effective and the Prospectuses contained therein are available for use by the Investor.
(f)Failure to Maintain Effectiveness of the Registration Statement or Remain Current; Partial Liquidated Damages. If: (i) after the effectiveness, a Registration Statement ceases for any reason to remain continuously effective as to all Registrable Securities for which it is required to be effective, or (ii) after effectiveness, the Investor is not permitted to utilize the Prospectus therein to resell such Registrable Securities for more than 30 consecutive calendar days or more than an aggregate of 60 calendar days during any 12-month period (which need not be consecutive calendar days), or (iii) if after the date that is six months from the date hereof, the Company fails to meet the adequate current public information requirement as set forth in Rule 144(c) (any such failure or breach being referred to as an “Event” and the date of any such Event, the “Event Date”), then in addition to any other rights the Investor may have hereunder or under applicable law, the Company shall be in breach of the term and conditions of this Agreement and such Event shall be deemed an event of default for so long as such Event remains uncured. During the period of the existence of an uncured Event, the Investor shall have no obligation to accept an Advance Notice or accept or purchase any Advance Shares (other than any Advance Shares purchased by the Investor prior to the occurrence of the Event). In addition, on each such Event Date and on each monthly anniversary of each such Event Date thereafter (if the applicable Event shall not have been cured by such date) or any pro rata portion thereof, until the applicable Event is cured or sixty (60) calendar days after the applicable Event Date, whichever occurs first, the Company shall pay to the Investor an amount in cash, as partial liquidated damages and not as a penalty, equal to the product of two percent (2.0%) multiplied by the total purchase price of each outstanding Advance Notice (other than the purchase price for any Advance Shares purchased by the Investor prior to the occurrence of the Event); provided, that the maximum aggregate amount payable thereunder shall not exceed

4% of such amount. For example, if the total purchase price of all outstanding Advance Notices (other than the purchase price for any Advance Shares purchased by the Investor prior to the occurrence of the Event) is $1,000,000 at an Event Date which shall occur after the date hereof, then, on the Event Date and on each monthly anniversary of such Event Date thereafter (if the applicable Event shall not have been cured by such date) the Company shall pay partial liquidated damages on such amount equal to $20,000, up to an aggregate of $40,000. If the Company fails to pay any partial liquidated damages pursuant to this Section 2(f) in full within seven (7) calendar days after the date payable, the Company shall pay interest thereon at a rate of eighteen percent (18%) per annum (or such lesser maximum amount that is permitted to be paid by applicable regulation) to the Investor, accruing daily from the date such partial liquidated damages are due until such amounts, plus all such interest thereon, are paid in full.
(g)Piggy-Back Registrations. Commencing on the Filing Deadline, if at any time there is not an effective Registration Statement covering all of the Registrable Securities and the Company proposes to register the offer and sale of any shares of Common Stock under the Securities Act (other than a registration (i) pursuant to a registration statement on Form S-8 ((or other registration solely relating to an offering or sale to employees or directors of the Company pursuant to any employee stock plan or other employee benefit arrangement), (ii) pursuant to a registration statement on Form S-4 (or similar form that relates to a transaction subject to Rule 145 under the Securities Act or any successor rule thereto), or (iii) in connection with any dividend or distribution reinvestment or similar plan), whether for its own account or for the account of one or more stockholders of the Company and the form of registration statement to be used may be used for any registration of Registrable Securities, the Company shall give prompt written notice (in any event no later than five days prior to the filing of such registration statement) to the holders of Registrable Securities of its intention to effect such a registration and, shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion from the holders of Registrable Securities; provided, however, that, the Company shall not be required to register any Registrable Securities pursuant to this Section 2(g) that have been sold or may be sold without any restrictions pursuant to Rule 144, as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company’s transfer agent.
(h)No Inclusion of Other Securities. In no event shall the Company include any securities other than Registrable Securities in any Registration Statement pursuant to Section 2(a) or Section 2(c) without obtaining the prior written consent of the Investor prior to filing such Registration Statement with the SEC.
3.RELATED OBLIGATIONS.
(a) The Company shall, not less than three Business Days prior to the filing of each Registration Statement and not less than one Business Day prior to the filing of any related amendments and supplements to all Registration Statements (except for Annual Reports on Form 10-K, supplements and amendments to update the Registration Statement solely for information reflected in the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q or Current Reports on Form 8-K), furnish to the Investor copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the reasonable and prompt review of such Investor. The Company shall not file a Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Investor shall reasonably object in good faith.
(b)The Company shall furnish to the Investor whose Registrable Securities are included in any Registration Statement, without charge (i) at least one copy (which may be in electronic form) of such Registration Statement as declared effective by the SEC and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, all exhibits and each preliminary prospectus, (ii) at least one copy (which may be in electronic form) of the final prospectus included in such Registration Statement and all amendments and supplements thereto, and (iii) any documents, which are not publicly available through EDGAR, as such Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Investor.
(c)The Company shall use its best efforts to (i) register and qualify the Registrable Securities covered by a Registration Statement under such other securities or “blue sky” laws of such jurisdictions in the United States as any Investor reasonably requests, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (w) make any change to its articles of incorporation or by-laws, (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(c), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify the Investor who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or “blue sky” laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.
(d)As promptly as practicable after becoming aware of such event or development, the Company shall notify the Investor in writing of the happening of any event as a result of which the Prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, nonpublic information), and promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission and deliver one electronic copy of such supplement or amendment to the Investor. The Company shall also promptly notify the Investor in writing (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to the Investor by email on the same day of such effectiveness), (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, and (iii) of the Company’s reasonable determination that a post-effective amendment to a Registration Statement would be appropriate. The Company shall respond as promptly as reasonably practicable to any comments received from the SEC with respect to a Registration Statement or any amendment thereto.
(e)The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction within the United States of America and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify the Investor who holds Registrable Securities being sold of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.
(f)Without limiting any obligation of the Company under the Purchase Agreement, the Company shall use best efforts to cause all of the Registrable Securities covered by each Registration Statement to be listed on the Principal Market. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(f).
(g)The Company shall hold in confidence and not make any disclosure of information concerning the Investor provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Investor and allow such Investor, at the Investor’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.
(h)The Company shall cooperate with the holders of the Registrable Securities to facilitate the timely preparation and delivery of certificates representing the Registrable Securities to be sold pursuant to such Registration Statement or Rule 144 and representing such number of Common Shares and registered in such names as the holders of the Registrable Securities may reasonably request a reasonable period of time prior to sales of Registrable Securities pursuant to such Registration Statement or Rule; provided, that the Company may satisfy its obligations hereunder without issuing physical stock certificates through the issuance of the Registrable Securities in book entry form.
(i)The Company shall use its best efforts to cause the Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.
(j)The Company shall otherwise use its best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.
(k)Within two Business Days after a Registration Statement which covers Registrable Securities is declared effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Investor) an opinion of legal counsel for the Company stating that such Registrable Securities are registered for resale pursuant to such Registration Statement that has been declared effective by the SEC and that, in connection with a resale of any Common Shares pursuant to such Registration Statement, the Common Shares shall be transferred free of any restrictive legends.

(l)The Company shall take all other reasonable actions necessary to expedite and facilitate disposition by the Investor of Registrable Securities pursuant to a Registration Statement.
4.OBLIGATIONS OF THE INVESTOR.
(a) The Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(d) such Investor shall as soon as reasonably practicable discontinue disposition of Registrable Securities pursuant to any Registration Statement covering such Registrable Securities until the Investor’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(d) or receipt of notice that no supplement or amendment is required. Notwithstanding anything to the contrary, subject to compliance with the securities laws, the Company shall cause its transfer agent to deliver unlegended certificates for Common Shares to a transferee of an Investor in accordance with the terms of the Purchase Agreement in connection with any sale of Registrable Securities with respect to which an Investor has entered into a contract for sale prior to the Investor’s receipt of a notice from the Company of the happening of any event of the kind described in Section 3(d) and for which the Investor has not yet settled.
(b)The Investor covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it or an exemption therefrom in connection with sales of Registrable Securities pursuant to the Registration Statement.
(c)The Investor, by its acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of each Registration Statement hereunder, unless the Investor has notified the Company in writing of the Investor’s election to exclude all of the Investor’s Registrable Securities from such Registration Statement.
5. EXPENSES OF REGISTRATION.
All expenses incurred by the Company in complying with its obligations pursuant to this Agreement and in connection with the registration and disposition of Registrable Securities shall be paid by the Company, including, without limitation, all registration, listing and qualifications fees, printers, fees and expenses of the Company's counsel and accountants (including legal fees of Investor’s counsel associated with the review of each Registration Statement).
6.INDEMNIFICATION.
With respect to Registrable Securities which are included in a Registration Statement under this Agreement:
(a)To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend the Investor, the directors, officers, partners, employees, agents, representatives of, and each Person, if any, who controls the Investor within the meaning of the Securities Act or the Exchange Act (each, an “Indemnified Person”), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys’ fees, amounts paid in settlement or expenses, joint or several (collectively, “Claims”) incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto (“Indemnified Damages”), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other “blue sky” laws of any jurisdiction in which Registrable Securities are offered (“Blue Sky Filing”), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) any untrue statement or alleged untrue statement of a material fact contained in any final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading; or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation there under relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement (the matters in the foregoing clauses (i) through (iii) being, collectively, “Violations”). The Company shall reimburse the Investor and each controlling person promptly as such expenses are incurred and are due and payable, for any legal fees or disbursements that are reasonably incurred by them or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section

6(a): (x) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto; (y) shall not be available to the extent such Claim is based on a failure of the Investor to deliver or to cause to be delivered the prospectus made available by the Company, if such prospectus was timely made available by the Company pursuant to Section 3(b); and (z) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person.
(b)In connection with a Registration Statement, the Investor agrees to indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers, employees, representatives, or agents and each Person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act (each an “Indemnified Party”), against any Claim or Indemnified Damages to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or is based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs (i) in reliance upon and in conformity with written information furnished to the Company by the Investor expressly for use in connection with such Registration Statement or (ii) from the Investor’s violation of any prospectus delivery requirements under the Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation there under relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement; and, subject to Section 6(d), such Investor will reimburse any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld, conditioned or delayed; provided, further, however, that, absent fraud or gross negligence, the Investor shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(b) with respect to any prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the prospectus was corrected and such new prospectus was delivered to the Investor prior to such Investor’s use of the prospectus to which the Claim relates.
(c)Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel reasonably mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses of not more than one (1) counsel for such Indemnified Person or Indemnified Party to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The Indemnified Party or Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent; provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person, which consent shall not be unreasonably withheld, conditioned or delayed, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such claim or litigation. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

(d)The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.
(e)The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.
7.CONTRIBUTION.
To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that: (i) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.
8.REPORTS UNDER THE EXCHANGE ACT.
With a view to making available to the Investor the benefits of Rule 144 promulgated under the Securities Act or any similar rule or regulation of the SEC that may at any time permit the Investor to sell securities of the Company to the public without registration, and as a material inducement to the Investor’s purchase of the Common Shares, the Company represents, warrants, and covenants to the following:
(a)The Company is subject to the reporting requirements of section 13 or 15(d) of the Exchange Act and has filed all required reports under section 13 or 15(d) of the Exchange Act during the 12 months prior to the date hereof (or for such shorter period that the issuer was required to file such reports).
(b)During the Registration Period, the Company shall file with the SEC in a timely manner all required reports under section 13 or 15(d) of the Exchange Act (it being understood that the filings prior to any permitted filing deadline extension under Rule 12b-25 under the Exchange Act shall be deemed timely and it being further understood that nothing herein shall limit the Company’s obligations under the Purchase Agreement) and such reports shall conform to the requirement of the Exchange Act and the SEC for filing thereunder.
(c)The Company shall furnish to the Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Investor to sell such securities pursuant to Rule 144 without registration following the required holding period pursuant to Rule 144.
9.AMENDMENT OF REGISTRATION RIGHTS.
Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investor. Any amendment or waiver effected in accordance with this Section 9 shall be binding upon each of the Investor and the Company. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.
10.MISCELLANEOUS.
(a)A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities or owns the right to receive the Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

(b)Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered pursuant to the notice provisions of the Purchase Agreement or to such other address and/or electronic mail address and/or to the attention of such other person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) electronically generated by the sender’s email service provider containing the time, date, and recipient email or (C) provided by a courier or overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with this Section 10(b).
(c)Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.
(d)The laws of the State of Delaware shall govern all issues concerning the relative rights of the Company and the Investor as its stockholder. All other questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in the City of Wilmington, New Castle County, State of Delaware, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.
(e)This Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.
(f)The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.
(g)This Agreement may be executed in identical counterparts, both of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. Facsimile or other electronically scanned and delivered signatures (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com), including by e-mail attachment, shall be deemed to have been duly and validly delivered and be valid and effective for all purposes of this Agreement.
(h)Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.
(i)The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.
(j)This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the Company and the Investor have caused their signature page to this Registration Rights Agreement to be duly executed as of the date first above written.

COMPANY:
NAUTICUS ROBOTICS, INC.

By:	/s/ John W Gibson Jr
Name: John W Gibson Jr
Title: President & CEO

INVESTOR:
[***]

[Signature Page to Registration Rights Agreement (Equity Purchase Facility Agreement)]

APPENDIX C
FORM OF AMENDMENT AND EXCHANGE AGREEMENT
C-1

Final Form
AMENDMENT AND EXCHANGE AGREEMENT
This Amendment and Exchange Agreement (the “Agreement”) is entered into as of the date set forth on the signature pages below, by and among Nauticus Robotics, Inc., a Delaware corporation (the “Company”) and the investor signatory hereto (the “Holder”),3 with reference to the following facts:
A.Reference is made to (i) that certain Senior Secured Term Loan Agreement, dated September 18, 2023 (as amended, modified, restated, restructured or supplemented prior to the date hereof, the “September Agreement”), by and among the Company and the investors signatory thereto, pursuant to which, among other things, the Holder and/or certain other investors (the “Other Holders”, and together with the Holder, the “Holders”) may acquire certain secured convertible term loans (any such secured convertible term loans acquired by the Holder, prior to or after the date hereof, the “September Convertible Securities”), which are convertible into shares of Common Stock (as defined below), (ii) that certain Senior Secured Term Loan Agreement, dated January 30, 2024 (as amended, modified, restated, restructured or supplemented prior to the date hereof, the “January Agreement”), by and among the Company and the investors signatory thereto, pursuant to which, among other things, the Holder and/or Other Holders may acquire certain secured convertible term loans (any such secured convertible term loans acquired by the Holder, prior to or after the date hereof, the “January Convertible Securities”), which are convertible into shares of Common Stock, and (iii) that certain Securities Purchase Agreement, dated of November 4, 2024 (the “November Agreement”, and together with the September Agreement and the January Agreement, the “Existing Agreements”), by and among the Company and the investors signatory thereto, pursuant to which, among other things, the Holder and/or Other Holders may acquire certain Original Issue Discount Senior Secured Convertible Debentures due 2026  (any such Senior Secured Convertible Debentures due 2026 acquired by the Holder, prior to or after the date hereof, the “Existing Debentures”, and together with the September Convertible Securities and the January Convertible Securities, the “Existing Securities”).
B. Prior to the date hereof, the Company and the Holder and/or Other Holders entered into that certain Securities Purchase Agreement, dated August 6, 2025 (as amended, modified, restated, restructured or supplemented prior to the date hereof, the “Securities Purchase Agreement”), pursuant to which the Holder purchased, among other things, certain shares of a new series of convertible preferred stock of the Company designated as Series B Convertible Preferred Stock, $0.0001 par value (together with any convertible preferred shares issued in replacement thereof in accordance with the terms thereof, the “Series B Preferred Stock”), the terms of which are set forth in the certificate of designation for the Series B Preferred Stock (the “Existing Certificate of Designations”), which Series B Preferred Stock shall be convertible into shares of Common Stock, in accordance with the terms of the Existing Certificate of Designations. Capitalized terms not defined herein shall have the meaning as set forth in the Securities Purchase Agreement.
C.The Company has authorized a new series of series C convertible preferred stock of the Company, $0.0001 par value, the terms of which are set forth in the certificate of
3 NTD: Each Holder to enter into a separate Agreement.
C-    1

designation for such series of preferred stock (the “New Certificate of Designations”) in the form attached hereto as Exhibit A (together with any convertible preferred shares issued in replacement thereof in accordance with the terms thereof, collectively, the “Series C Preferred Stock”), which Series C Preferred Stock shall be convertible into shares of Common Stock, in accordance with the terms of the New Certificate of Designations.
D.On the Initial Closing Date (as defined below), the Holder desires to exchange (the “Initial Exchange”) such portion of the amounts outstanding under such Existing Securities as set forth on the signature page of the Holder attached hereto (including principal, interest and other amounts outstanding with respect thereto) (collectively, the “Initial Exchanging Securities”) into such aggregate number of shares of Series C Preferred Stock as set forth on the signature page of the Holder attached hereto (the “Initial Exchange Preferred Shares”, and such shares of Common Stock issuable pursuant to the terms of the New Certificate of Designations, including, without limitation, upon conversion or otherwise, collectively, the “Initial New Exchange Conversion Shares”) in reliance on the exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”).
E.Subject to the terms and conditions set forth in this Agreement, the Holder may require the Company to participate in one or more Additional Exchanges (as defined below), to exchange such portion of the amounts outstanding under the Existing Securities as set forth in such applicable Additional Closing Notice (as defined below) (including principal, interest and other amounts outstanding with respect thereto) (the “Additional Exchanging Securities”, and collectively with the Initial Exchanging Securities, the “Exchanging Securities”) into such aggregate number of shares of Series C Preferred Stock as set forth in such Additional Closing Notice (the “Additional Exchange Preferred Shares”, and together with the Initial Exchange Preferred Shares, the “Exchanged Preferred Shares”, and such shares of Common Stock issuable pursuant to the terms of such New Certificate of Designations, including, without limitation, upon conversion of the Additional Exchange Preferred Shares or otherwise, collectively, the “Additional New Exchange Conversion Shares”, and together with the Initial New Exchange Conversion Shares, collectively, the “New Conversion Shares”) in reliance on the exemption from registration provided by Section 3(a)(9) of the Securities Act.
F.Each of the Company and the Holder desire to effectuate such exchanges on the basis and subject to the terms and conditions set forth in this Agreement.
G.The Exchanged Preferred Shares and the New Conversion Shares are collectively referred to herein as the “New Securities”.
NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants hereinafter contained, the parties hereto agree as follows:
1.Exchanges.
(a)Exchange of Securities.
(i)Initial Exchange of Securities. On the Initial Closing Date, subject to the terms and conditions of this Agreement, pursuant to Section 3(a)(9) of the Securities Act, the Holder hereby agrees to convey, assign and transfer the Initial
C-    2

Exchanging Securities to the Company in exchange for which the Company agrees to issue the Holder the Initial Exchange Preferred Shares in the Initial Exchange. As soon as commercially practicable following the Initial Closing Date (as defined below), the Holder shall deliver or cause to be delivered to the Company (or its assignee) any certificate evidencing the Initial Exchanging Securities (or affidavit of lost Existing Security in form provided upon request by the Company and reasonably acceptable to the Holder), if any. Immediately following the issuance of the Initial Exchange Preferred Shares to the Holder on the books and records of the Company, the Holder hereby relinquishes all rights, title and interest in the Initial Exchanging Securities (including any claims the Holder may have against the Company related thereto) and assigns the same to the Company and the Initial Exchanging Securities shall be cancelled; provided, that the Initial Exchange Preferred Shares shall be immediately convertible by the Holder, in whole or in part, after such issuance, regardless of the date of the Holder’s actual receipt of a certificate (or book entry statement) evidencing the Initial Exchange Preferred Shares.
(ii)Additional Exchanges. Subject to the satisfaction (or waiver) of the conditions set forth in Sections 4(a) and 4(b) below, the Holder shall have the right, exercisable by e-mail delivery of a written notice to the Company (each, an “Additional Closing Notice”, and the date thereof, each an “Additional Closing Notice Date”), pursuant to Section 3(a)(9) of the Securities Act, to convey, assign and transfer such portion of the Additional Exchanging Securities in such aggregate principal amount as specified in such Additional Closing Notice to the Company in exchange for which the Company shall issue the Holder such aggregate number of Additional Exchange Preferred Shares as set forth in such Additional Closing Notice (each, an “Additional Exchange”, and together with the Initial Exchange, collectively, the “Exchanges”); provided, that to the extent the Holder converts, all, or any part, of the Additional Exchanging Securities prior to such Additional Closing Date (as defined below), for such aggregate amount of Exchanged Preferred Shares with a Stated Value (as defined in the New Certificates of Designations) equal to $1,000 for each $1,000 of principal amount of Exchanging Securities converted into shares of Common Stock prior to such Additional Closing Date, the aggregate number of Exchanged Preferred Shares to be issued in the Additional Exchanges shall reduce by one (1) Exchanged Preferred Share (it being understood and agreed by the parties hereto that, absent any conversion of the Exchanging Securities, an aggregate of 100,000 Exchanged Preferred Shares shall be issuable hereunder in the Exchanges). Each Additional Closing Notice shall specify the proposed date and time of such applicable Additional Closing (which, if unspecified in such Additional Closing Notice, shall be the fifth (5th) Trading Day (as defined in the New Certificates of Designations) after such Additional Closing Notice Date). As soon as commercially practicable following such Additional Closing Date, the Holder shall deliver or cause to be delivered to the Company (or its assignee) any certificate evidencing the applicable Additional Exchanging Securities (or affidavit of lost Existing Security in form provided upon request by the Company and reasonably acceptable to the Holder), if any. Immediately following the issuance of the Additional Exchange Preferred Shares to the Holder on the books and records of the Company, the Holder hereby relinquishes all rights, title and interest in such Exchanging Securities (including any claims the Holder may have against the Company related thereto) and assigns the same to the Company and such Exchanging Securities shall be cancelled; provided, that such Additional Exchange Preferred Shares shall be immediately convertible by the Holder, in whole or in part, after such issuance, regardless of the date of the Holder’s actual receipt of a certificate (or book entry statement) evidencing such Additional Exchange Preferred Shares.
C-    3

The Holder’s right to effect any Additional Closings hereunder shall terminate upon the forty-eight (48) month anniversary of the date hereof (or such earlier date as the Holder shall determine, in its sole discretion, by delivery of a written notice to the Company) (the “Additional Closing Expiration Date”).
(b)Other Documents. The Company and the Holder shall execute and/or deliver such other documents and agreements as are customary and reasonably necessary to effectuate the Exchange.
2.The Closings.
(a)Initial Closing. Subject to the conditions set forth in Section 3 below, the Initial Exchange shall take place via the electronic exchange of documents, securities and signatures, one (1) Business Day (as defined in the New Certificates of Designations) after the initial date such conditions are satisfied or waived by the respective parties (or at such other time and place as the Company and the Holder mutually agree) (the “Initial Closing” and such date, the “Initial Closing Date”).
(b)Additional Closings. Subject to the conditions set forth in Section 4 below, each Additional Exchange shall take place via the electronic exchange of documents, securities and signatures, at such time and place as the Company and the Holder mutually agree (each, an “Additional Closing” and each such date, an “Additional Closing Date”). The Initial Closing and each Additional Closing are each referred to herein as a “Closing”, and the Initial Closing Date and each Additional Closing Date are each referred to herein as a “Closing Date”.
3.Conditions to the Initial Closing.
(A)Conditions to the Holder’s Obligations at the Initial Closing. The obligation of the Holder to consummate the Initial Exchange is subject to the fulfillment (or waiver, at the sole option of the Holder), to the Holder’s reasonable satisfaction, prior to or at the Initial Closing, of each of the following conditions:
(i)Representations and Warranties. Each and every representation and warranty of the Company set forth herein shall be true and correct in all material respects (except where qualified by materiality or material adverse effect, which shall be true and correct in all respect) as of the date when made and as of the Initial Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date) and the Company shall have performed, satisfied and complied in all respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Initial Closing Date. The Holder shall have received a certificate, duly executed by the Chief Executive Officer of the Company, dated as of the Initial Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by the Holder in the form acceptable to the Holder.
(ii)Issuance of Securities. At the Initial Closing, the Company shall issue the Initial Exchange Preferred Shares on the books and records of the Company, with certificates (or book entry statements) with respect thereto
C-    4

delivered to the Holder no later than five (5) Trading Days after the Initial Closing Date.
(iii)No Actions. No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or authority or legislative body to enjoin, restrain, prohibit or obtain substantial damages in respect of, this Agreement or the consummation of the transactions contemplated by this Agreement.
(iv)Proceedings and Documents. All proceedings in connection with the transactions contemplated hereby and all documents and instruments incident to such transactions shall be satisfactory in substance and form to the Holder, and the Holder shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request. The Company shall have obtained all governmental, regulatory or third-party consents and approvals, if any, necessary for the Initial Exchange, including without limitation, those required by the Principal Market (defined below), if any.
(v)No Event of Default. On each Trading Day during the twenty (20) Trading Days immediately preceding the Initial Closing Date and the Initial Closing Date, no Event of Default (as defined in the September Agreement, January Agreement and/or the Existing Debentures, as applicable) or event that with the passage of time or giving of notice would constitute an Event of Default shall have occurred (unless waived in writing by the Holder).
(vi)Eligible Market. On each Trading Day during the twenty (20) Trading Days immediately preceding the Initial Closing Date and the Initial Closing Date, the Common Stock (I) shall be designated for quotation or listed on an Eligible Market (as defined in the New Certificate of Designations) and (II) shall not have been suspended.
(vii)Stockholder Approval. The Company shall have obtained the approval of its stockholders to issue all of the New Securities (without regard to any limitations on conversion set forth in the New Certificate of Designations) in compliance with the rules and regulations of the Principal Market.
(viii)Payment of Fees. The Company shall have paid Kelley Drye & Warren LLP the Legal Fee Amount (as defined below).
(ix)Opinion. The Holder shall have received the opinion of Norton Rose Fulbright US LLP, the Company’s counsel, dated as of the Initial Closing Date, in the form and substance satisfactory to the Holder.
(x)Certified Good Standings. The Company shall have delivered to the Holder a certificate evidencing the Company’s good standing issued by the Secretary of State (or comparable office) of the State of Delaware and a certificate of existence from each jurisdiction in which the Company conducts business and is required to qualify to do business as a foreign corporation, as of a date within ten (10) days of the Initial Closing Date.
(xi)Certified Certificate of Incorporation. The Company shall have delivered to the Holder a certified copy of the Certificate of Incorporation (as defined below) as certified by the Delaware Secretary of State within ten (10) days of the Initial Closing Date (including evidence of the filing of the New Certificate of Designations).
C-    5

(xii)Secretary Certificate. The Company shall have delivered to the Holder a certificate, in the form acceptable to the Holder, executed by the Secretary of the Company and dated as of the Initial Closing Date, as to (i) the resolutions consistent with Section 6(b) below as adopted by the Company’s board of directors in a form reasonably acceptable to the Holder, (ii) the Certificate of Incorporation of the Company and (iii) the Bylaws (as defined below) of the Company, each as in effect at the Initial Closing.
(xiii)Transfer Agent instructions. The transfer agent of the Company and the Company shall have duly executed and delivered the irrevocable transfer agent instructions in the form attached hereto as Exhibit B.
(B)Conditions to the Company’s Obligations to the Initial Closing. The obligation of the Company to consummate the Initial Exchange is subject to the fulfillment (or waiver, at the sole option of the Company), to the Company’s reasonable satisfaction, prior to or at the Initial Closing, of each of the following conditions:
(i)Representations and Warranties. The representations and warranties of the Holder set forth herein shall be true and correct in all material respects (except where qualified by materiality or material adverse effect, which shall be true and correct in all respect) as of the date when made and as of the Initial Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date), and the Holder shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Holder at or prior to the Initial Closing Date.
(ii)No Actions. No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or authority or legislative body to enjoin, restrain, prohibit, or obtain substantial damages in respect of, this Agreement or the consummation of the transactions contemplated by this Agreement.
(iii)Proceedings and Documents. All proceedings in connection with the transactions contemplated hereby and all documents and instruments incident to such transactions shall be satisfactory in substance and form to the Company and the Company shall have received all such counterpart originals or certified or other copies of such documents as the Company may reasonably request.
1.Conditions to each Additional Closing.
(a)Conditions to the Holder’s Obligations at each Additional Closing. The obligation of the Holder to consummate the applicable Additional Exchange is subject to the fulfillment (or waiver, at the sole option of the Holder), to the Holder’s reasonable satisfaction, prior to or at such Additional Closing, of each of the following conditions:
(i)Representations and Warranties. Each and every representation and warranty of the Company set forth herein shall be true and correct in all material respects (except where qualified by materiality or material adverse effect, which shall be true and correct in all respect) as of the date when made and as of such Additional Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date) and the Company shall have performed, satisfied and complied in all respects with the covenants, agreements and
C-    6

conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to such Additional Closing Date. The Holder shall have received a certificate, duly executed by the Chief Executive Officer of the Company, dated as of such Additional Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by the Holder in the form acceptable to the Holder.
(ii)Issuance of Securities. At such Additional Closing, the Company shall issue the applicable Additional Exchange Preferred Shares on the books and records of the Company, with certificates (or book entry statements) with respect thereto delivered to the Holder no later than five (5) Trading Days after such Additional Closing Date.
(iii)No Actions. No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or authority or legislative body to enjoin, restrain, prohibit or obtain substantial damages in respect of, this Agreement or the consummation of the transactions contemplated by this Agreement.
(iv)Proceedings and Documents. All proceedings in connection with the transactions contemplated hereby and all documents and instruments incident to such transactions shall be satisfactory in substance and form to the Holder, and the Holder shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request. The Company shall have obtained all governmental, regulatory or third-party consents and approvals, if any, necessary for such Additional Exchange, including without limitation, those required by the Principal Market, if any.
(v)No Event of Default. On each Trading Day during the twenty (20) Trading Days immediately preceding such Additional Closing Date and such Additional Closing Date, no Event of Default (as defined in the September Agreement, January Agreement and/or the Existing Debentures, as applicable) or event that with the passage of time or giving of notice would constitute an Event of Default shall have occurred (unless waived in writing by the Holder).
(vi)Eligible Market. On each Trading Day during the twenty (20) Trading Days immediately preceding such Additional Closing Date and such Additional Closing Date, the Common Stock (I) shall be designated for quotation or listed on an Eligible Market and (II) shall not have been suspended.
(vii)Stockholder Approval. The Company shall have obtained the approval of its stockholders to issue all of the New Securities (without regard to any limitations on conversion set forth in the New Certificate of Designations) in compliance with the rules and regulations of the Principal Market.
(viii)Payment of Fees. The Company shall have paid Kelley Drye & Warren LLP the Legal Fee Amount.
(ix)Opinion. The Holder shall have received the opinion of Norton Rose Fulbright US LLP, the Company’s counsel, dated as of such Additional Closing Date, in the form and substance satisfactory to the Holder.
(x)Certified Good Standings. The Company shall have delivered to the Holder a certificate evidencing the Company’s good standing issued by the Secretary of State (or comparable office) of the State of Delaware and a certificate
C-    7

of existence from each jurisdiction in which the Company conducts business and is required to qualify to do business as a foreign corporation, as of a date within ten (10) days of such Additional Closing Date.
(xi)Certified Certificate of Incorporation. The Company shall have delivered to the Holder a certified copy of the Certificate of Incorporation as certified by the Delaware Secretary of State within ten (10) days of such Additional Closing Date (including evidence of the filing of the New Certificate of Designations).
(xii)Secretary Certificate. The Company shall have delivered to the Holder a certificate, in the form acceptable to the Holder, executed by the Secretary of the Company and dated as of such Additional Closing Date, as to (i) the resolutions consistent with Section 6(b) below as adopted by the Company’s board of directors in a form reasonably acceptable to the Holder, (ii) the Certificate of Incorporation of the Company and (iii) the Bylaws of the Company, each as in effect at such Additional Closing.
(xiii)Transfer Agent Instructions. The transfer agent of the Company and the Company shall have duly executed and delivered the irrevocable transfer agent instructions in the form attached hereto as Exhibit B.
(b)Conditions to the Company’s Obligations to each Additional Closing. The obligation of the Company to consummate the applicable Additional Exchange is subject to the fulfillment (or waiver, at the sole option of the Company), to the Company’s reasonable satisfaction, prior to or at such Additional Closing, of each of the following conditions:
(i)Representations and Warranties. The representations and warranties of the Holder set forth herein shall be true and correct in all material respects (except where qualified by materiality or material adverse effect, which shall be true and correct in all respect) as of the date when made and as of such Additional Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date), and the Holder shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Holder at or prior to such Additional Closing Date.
(ii)No Actions. No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or authority or legislative body to enjoin, restrain, prohibit, or obtain substantial damages in respect of, this Agreement or the consummation of the transactions contemplated by this Agreement.
(iii)Proceedings and Documents. All proceedings in connection with the transactions contemplated hereby and all documents and instruments incident to such transactions shall be satisfactory in substance and form to the Company and the Company shall have received all such counterpart originals or certified or other copies of such documents as the Company may reasonably request.
4.Amendments; Consent.
(a)Ratifications. Except as otherwise expressly provided herein, the Securities Purchase Agreement and each other Transaction Document (as defined in the
C-    8

Securities Purchase Agreement), is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that on and after the Effective Date (as defined below): (i) all references in the Securities Purchase Agreement to “this Agreement”, “hereto”, “hereof”, “hereunder” or words of like import referring to the Securities Purchase Agreement shall mean the Securities Purchase Agreement as amended by this Agreement, and (ii) all references in the other Transaction Documents, to the “Securities Purchase Agreement”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Securities Purchase Agreement shall mean the Securities Purchase Agreement as amended by this Agreement.
(b)Amendments to Transaction Documents. On and after the Effective Date, each of the Transaction Documents are hereby amended as follows:
(i)The Securities Purchase Agreement is hereby amended to replace “5,000” with “10,000” in each of (x) Recital D and (y) column (4) of the Schedule of Buyers.
(ii)The defined term “Preferred Shares” is hereby amended to include the “Exchanged Preferred Shares” (as defined in each Amendment and Exchange Agreement) and, for the avoidance of doubt, including the New Certificate of Designations relating to the Exchanged Preferred Shares.
(iii)The defined term “Conversion Shares” is hereby amended to include the “New Conversion Shares (as defined in each Amendment and Exchange Agreement)”.
(iv)The defined term “Amendment and Exchange Agreement” shall mean this Agreement.
(v)The defined term “Transaction Documents” is hereby amended to include this Agreement.
(c)Consent. Pursuant to Section 2 of the Existing Certificate of Designations, the Holder, in its capacity as Required Holder (as defined in the Securities Purchase Agreement), as applicable, hereby consents to the issuance of the Series C Preferred Stock as Parity Stock (as defined in the Existing Certificate of Designations).
5.Representations and Warranties of the Company. The Company represents and warrants to the Holder, as of the date hereof and as of each Closing Date, as follows:
(a)Organization and Qualification. Each of the Company and each of its Subsidiaries are entities duly organized and validly existing and in good standing under the laws of the jurisdiction in which they are formed, and have the requisite power and authority to own their properties and to carry on their business as now being conducted and as presently proposed to be conducted. Each of the Company and each of its Subsidiaries is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have a Material Adverse Effect (as defined below). As used in this Agreement, “Material
C-    9

Adverse Effect” means any material adverse effect on (i) the business, properties, assets, liabilities, operations (including results thereof), condition (financial or otherwise) or prospects of the Company or any Subsidiary, individually or taken as a whole, (ii) the transactions contemplated hereby or in any of the other Exchange Documents (as defined below) or any other agreements or instruments to be entered into in connection herewith or therewith or (iii) the authority or ability of the Company or any of its Subsidiaries to perform any of their respective obligations under any of the Exchange Documents (as defined below). Other than the Persons (as defined below) set forth on Schedule 6(a) the Company has no Subsidiaries. “Subsidiaries” means any Person in which the Company, directly or indirectly, (A) owns any of the outstanding capital stock or holds any equity or similar interest of such Person or (B) controls or operates all or any part of the business, operations or administration of such Person, and each of the foregoing, is individually referred to herein as a “Subsidiary”. “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and any Governmental Entity (as defined below) or any department or agency thereof.
(b)Authorization; Enforcement; Validity. The Company has the requisite power and authority to enter into and perform its obligations (including, without limitation, the issuance of the Exchanged Preferred Shares in accordance with the terms hereof and the reservation and issuance of the New Conversion Shares in accordance with the terms of the New Certificate of Designations) under this Agreement, the New Certificate of Designations and each of the other agreements and certificates entered into by the parties hereto in connection with the transactions contemplated by this Agreement (collectively, the “Exchange Documents”). The execution and delivery of the Exchange Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Exchanged Preferred Shares, have been duly authorized by the Board of Directors of the Company and, other than such filings required under applicable securities or “Blue Sky” laws of the states of the United States (the “Required Approvals”) and no further filing, consent, or authorization is required by the Company or of its Board of Directors or its shareholders. This Agreement and the other Exchange Documents have been duly executed and delivered by the Company and constitute the legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies. The applicable New Certificate of Designations in the form attached hereto as Exhibit A has been filed with the Secretary of State of the State of Delaware and is in full force and effect, enforceable against the Company in accordance with its terms and has not have been amended.
(c)Issuance of Exchanged Preferred Shares. The issuance of the Exchanged Preferred Shares are duly authorized and, upon issuance in accordance with the terms of this Agreement, the Exchanged Preferred Shares shall be validly issued, fully paid and non-assessable and free from all preemptive or similar rights, mortgages, defects, claims,
C-    10

liens, pledges, charges, taxes, rights of first refusal, encumbrances, security interests and other encumbrances (collectively “Liens”) with respect to the issue thereof. Upon conversion of the Exchanged Preferred Shares in accordance with this Agreement, the other Exchange Documents including, without limitation, the New Certificate of Designations, and the rules of the Principal Market, the Common Stock issued to the Holder, upon such conversion of the Exchanged Preferred Shares, when issued, will be validly issued, fully paid and nonassessable and free from all preemptive or similar rights or Liens with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock. Assuming the accuracy of the representations and warranties of the Holder contained herein, the offer and issuance by the Company of the Exchanged Preferred Shares is exempt from registration under the 1933 Act. As of the date hereof, the Company shall have reserved from its duly authorized capital stock not less than the Required Reserve Amount (as defined below) for issuances of New Conversion Shares pursuant to the New Certificate of Designations.
(d)Securities Law Exemptions. Assuming the accuracy of the representations and warranties of the Holder contained herein, the offer and issuance by the Company of the Exchanged Preferred Shares in exchange for the Exchanging Securities is exempt from registration under the 1933 Act, pursuant to the exemption provided by Section 3(a)(9) thereof, and applicable state securities laws.
(e)No Conflict; Required Filings and Consents.
(i)The execution, delivery and performance of the Exchange Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby will not (i) result in a violation of the Certificate of Incorporation (as defined below) (including, without limitation, any certificate of designation contained therein), Bylaws (as defined below), certificate of formation, memorandum of association, articles of association, bylaws or other organizational documents of the Company or any of its Subsidiaries, or any capital stock or other securities of the Company or any of its Subsidiaries, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) in any respect under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party for which a consent or waiver has not been obtained, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including, without limitation, foreign, federal and state securities laws and regulations and the rules and regulations of the Nasdaq Capital Market (the “Principal Market”) and including all applicable foreign, federal and state laws, rules and regulations) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected.
(ii)Neither the Company nor any Subsidiary is required to obtain any consent from, authorization or order of, or make any filing or registration with (other than the Required Approvals), any Governmental Entity or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its respective obligations under or contemplated by the Exchange Documents, in each case, in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which the Company or
C-    11

any Subsidiary is required to obtain pursuant to the preceding sentence have been or will be obtained or effected on or prior to the date hereof, and neither the Company nor any of its Subsidiaries are aware of any facts or circumstances which might prevent the Company or any of its Subsidiaries from obtaining or effecting any of the registration, application or filings contemplated by the Exchange Documents. Except as set forth in the SEC Documents (as defined below), the Company is not in violation of the requirements of the Principal Market and has no knowledge of any facts or circumstances which could reasonably lead to delisting or suspension of the Common Stock in the foreseeable future. “Governmental Entity” means any nation, state, county, city, town, village, district, or other political jurisdiction of any nature, federal, state, local, municipal, foreign, or other government, governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal), multi-national organization or body; or body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature or instrumentality of any of the foregoing, including any entity or enterprise owned or controlled by a government or a public international organization or any of the foregoing.
(f)Acknowledgment Regarding Holder’s Acquisition of New Securities. The Company acknowledges and agrees that the Holder is acting solely in the capacity of an arm’s length purchaser with respect to the Exchange Documents and the transactions contemplated hereby and thereby and that the Holder is not (i) an officer or director of the Company or any of its Subsidiaries, (ii) to its knowledge, an “affiliate” (as defined in Rule 144 promulgated under the 1933 Act (or a successor rule thereto) (collectively, “Rule 144”)) of the Company or any of its Subsidiaries or (iii) to its knowledge, a “beneficial owner” of more than 10% of the shares of Common Stock (as defined for purposes of Rule 13d-3 of the 1934 Act (as defined below)). The Company further acknowledges that the Holder is not acting as a financial advisor or fiduciary of the Company or any of its Subsidiaries (or in any similar capacity) with respect to the Exchange Documents and the transactions contemplated hereby and thereby, and any advice given by the Holder or any of its representatives or agents in connection with the Exchange Documents and the transactions contemplated hereby and thereby is merely incidental to the Holder’s purchase of the New Securities. The Company further represents to the Holder that the Company’s and each Subsidiary’s decision to enter into the Exchange Documents to which it is a party has been based solely on the independent evaluation by the Company, each Subsidiary and their respective representatives.
(g)No Placement Agent. Neither the Company nor any of its Subsidiaries has engaged any placement agent or other agent in connection with the offer or sale of the New Securities. The Company shall pay, and hold the Holder harmless against, any liability, loss or expense (including, without limitation, attorney’s fees and out-of-pocket expenses) arising in connection with any such claim.
(h)No Integrated Offering. None of the Company, its Subsidiaries or any of their affiliates, nor any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the New Securities to require approval of
C-    12

stockholders of the Company under any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated for quotation. None of the Company, its Subsidiaries, their affiliates nor any Person acting on their behalf will take any action or steps that would cause the offering of any of the New Securities to be integrated with other offerings of securities of the Company.
(i)Dilutive Effect. The Company understands and acknowledges that the number of New Conversion Shares will increase in certain circumstances. The Company further acknowledges that its obligation to issue the New Conversion Shares upon conversion of the Exchanged Preferred Shares in accordance with this Agreement and the New Certificate of Designations is, absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company.
(j)Application of Takeover Protections; Rights Agreement. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, interested stockholder, business combination, poison pill (including, without limitation, any distribution under a rights agreement), stockholder rights plan or other similar anti-takeover provision under the Certificate of Incorporation, Bylaws or other organizational documents or the laws of the jurisdiction of its incorporation or otherwise which is or could become applicable to the Holder as a result of the transactions contemplated by this Agreement, including, without limitation, the Company’s issuance of the New Securities and the Holder’s ownership of the New Securities. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any stockholder rights plan or similar arrangement relating to accumulations of beneficial ownership of shares of Common Stock or a change in control of the Company or any of its Subsidiaries.
(k)SEC Documents; Financial Statements. During the two (2) years prior to the date hereof, the Company has filed all reports, schedules, forms, proxy statements, statements and other documents required to be filed by it with the Securities and Exchange Commission (the “SEC”) pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”) (all of the foregoing filed prior to the date hereof and all exhibits and appendices included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Documents”). The Company has delivered or has made available to the Holders or their respective representatives true, correct and complete copies of each of the SEC Documents not available on the EDGAR system. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not
C-    13

misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto as in effect as of the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles (“GAAP”), consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). The reserves, if any, established by the Company or the lack of reserves, if applicable, are reasonable based upon facts and circumstances known by the Company on the date hereof and there are no loss contingencies that are required to be accrued by the Statement of Financial Accounting Standard No. 5 of the Financial Accounting Standards Board which are not provided for by the Company in its financial statements or otherwise. No other information provided by or on behalf of the Company to any of the Holders which is not included in the SEC Documents (including, without limitation, information in the disclosure schedules to this Agreement) contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein not misleading, in the light of the circumstance under which they are or were made. The Company is not currently contemplating to amend or restate any of the financial statements (including, without limitation, any notes or any letter of the independent accountants of the Company with respect thereto) included in the SEC Documents (the “Financial Statements”), nor is the Company currently aware of facts or circumstances which would require the Company to amend or restate any of the Financial Statements, in each case, in order for any of the Financial Statements to be in compliance with GAAP and the rules and regulations of the SEC. The Company has not been informed by its independent accountants that they recommend that the Company amend or restate any of the Financial Statements or that there is any need for the Company to amend or restate any of the Financial Statements.
(l)Absence of Certain Changes. Except as set forth on Schedule 6(l), since the date of the Company’s most recent audited financial statements contained in a Form 10-K, there has been no material adverse change and no material adverse development in the business, assets, liabilities, properties, operations (including results thereof), condition (financial or otherwise) or prospects of the Company or any of its Subsidiaries. Since the date of the Company’s most recent audited financial statements contained in a Form 10-K, neither the Company nor any of its Subsidiaries has (i) declared or paid any dividends, (ii) sold any assets, individually or in the aggregate, outside of the ordinary course of business or (iii) made any capital expenditures, individually or in the aggregate, outside of the ordinary course of business. Neither the Company nor any of its Subsidiaries has taken any steps to seek protection pursuant to any law or statute relating to bankruptcy, insolvency, reorganization, receivership, liquidation or winding up.
C-    14

(m)No Undisclosed Events, Liabilities, Developments or Circumstances. Except as set forth in the SEC Documents, no event, liability, development or circumstance has occurred or exists, or is reasonably expected to exist or occur with respect to the Company, any of its Subsidiaries or any of their respective businesses, properties, liabilities, prospects, operations (including results thereof) or condition (financial or otherwise), that (i) would be required to be disclosed by the Company under applicable securities laws on a registration statement on Form S-1 filed with the SEC relating to an issuance and sale by the Company of its Common Stock and which has not been publicly announced, (ii) could have a material adverse effect on the Holder’s investment hereunder or (iii) could have a Material Adverse Effect.
(n)Conduct of Business; Regulatory Permits. Neither the Company nor any of its Subsidiaries is in violation of any term of or in default under its Certificate of Incorporation, any certificate of designation, preferences or rights of any other outstanding series of preferred stock of the Company or any of its Subsidiaries or Bylaws or their organizational charter, certificate of formation, memorandum of association, articles of association, Certificate of Incorporation or certificate of incorporation or bylaws, respectively. Neither the Company nor any of its Subsidiaries is in violation of any judgment, decree or order or any statute, ordinance, rule or regulation applicable to the Company or any of its Subsidiaries, and neither the Company nor any of its Subsidiaries will conduct its business in violation of any of the foregoing, except in all cases for possible violations which could not, individually or in the aggregate, have a Material Adverse Effect. Without limiting the generality of the foregoing, except as set forth in the SEC Documents, the Company is not in violation of any of the rules, regulations or requirements of the Principal Market and has no knowledge of any facts or circumstances that could reasonably lead to delisting or suspension of the Common Stock by the Principal Market in the foreseeable future. During the two years prior to the date hereof, (i) the Common Stock has been listed or designated for quotation on the Principal Market, (ii) trading in the Common Stock has not been suspended by the SEC or the Principal Market and (iii) except as set forth in the SEC Documents, the Company has received no communication, written or oral, from the SEC or the Principal Market regarding the suspension or delisting of the Common Stock from the Principal Market. The Company and each of its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such certificates, authorizations or permits would not have, individually or in the aggregate, a Material Adverse Effect, and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit. There is no agreement, commitment, judgment, injunction, order or decree binding upon the Company or any of its Subsidiaries or to which the Company or any of its Subsidiaries is a party which has or would reasonably be expected to have the effect of prohibiting or materially impairing any business practice of the Company or any of its Subsidiaries, any acquisition of property by the Company or any of its Subsidiaries or the conduct of business by the Company or any of its Subsidiaries as currently conducted other than such effects, individually or in the aggregate, which have not had and would
C-    15

not reasonably be expected to have a Material Adverse Effect on the Company or any of its Subsidiaries.
(o)Foreign Corrupt Practices. Neither the Company, the Company’s subsidiary or any director, officer, agent, employee, nor any other person acting for or on behalf of the foregoing (individually and collectively, a “Company Affiliate”) have violated the U.S. Foreign Corrupt Practices Act (the “FCPA”) or any other applicable anti-bribery or anti-corruption laws, nor to Company’s knowledge, has any Company Affiliate offered, paid, promised to pay, or authorized the payment of any money, or offered, given, promised to give, or authorized the giving of anything of value, to any officer, employee or any other person acting in an official capacity for any Governmental Entity to any political party or official thereof or to any candidate for political office (individually and collectively, a “Government Official”) or to any person under circumstances where such Company Affiliate knew or was aware of a high probability that all or a portion of such money or thing of value would be offered, given or promised, directly or indirectly, to any Government Official, for the purpose of:
(i)(A) influencing any act or decision of such Government Official in his/her official capacity, (B) inducing such Government Official to do or omit to do any act in violation of his/her lawful duty, (C) securing any improper advantage, or (D) inducing such Government Official to influence or affect any act or decision of any Governmental Entity, or
(ii)assisting the Company or its Subsidiaries in obtaining or retaining business for or with, or directing business to, the Company or its Subsidiaries.
(p)Sarbanes-Oxley Act. The Company and each Subsidiary is in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002, as amended, and any and all applicable rules and regulations promulgated by the SEC thereunder.
(q)Transactions With Affiliates. Except as set forth in the SEC Documents, no current or former employee, partner, director, officer or stockholder (direct or indirect) of the Company or its Subsidiaries, or any associate, or, to the knowledge of the Company, any affiliate of any thereof, or any relative with a relationship no more remote than first cousin of any of the foregoing, is presently, or has ever been, (i) a party to any transaction with the Company or its Subsidiaries (including any contract, agreement or other arrangement providing for the furnishing of services by, or rental of real or personal property from, or otherwise requiring payments to, any such director, officer or stockholder or such associate or affiliate or relative Subsidiaries (other than for ordinary course services as employees, officers or directors of the Company or any of its Subsidiaries)) or (ii) the direct or indirect owner of an interest in any corporation, firm, association or business organization which is a competitor, supplier or customer of the Company or its Subsidiaries (except for a passive investment (direct or indirect) in less than 5% of the common stock of a company whose securities are traded on or quoted through an Eligible Market), nor does any such Person receive income from any source other than the Company or its Subsidiaries which relates to the business of the Company or its Subsidiaries or should properly accrue to the Company or its Subsidiaries. No
C-    16

employee, officer, stockholder or director of the Company or any of its Subsidiaries or member of his or her immediate family is indebted to the Company or its Subsidiaries, as the case may be, nor is the Company or any of its Subsidiaries indebted (or committed to make loans or extend or guarantee credit) to any of them, other than (i) for payment of salary for services rendered, (ii) reimbursement for reasonable expenses incurred on behalf of the Company, and (iii) for other standard employee benefits made generally available to all employees or executives (including stock option agreements outstanding under any stock option plan approved by the Board of Directors of the Company).
(r)Equity Capitalization.
(i)Definitions:
(A)“Common Stock” means (x) the Company’s shares of common stock, $0.0001 par value per share, and (y) any capital stock into which such common stock shall have been changed or any share capital resulting from a reclassification of such common stock.
(B)“Preferred Stock” means (x) the Company’s blank check preferred stock, $0.0001 par value per share, the terms of which may be designated by the board of directors of the Company in a certificate of designations and (y) any capital stock into which such preferred stock shall have been changed or any share capital resulting from a reclassification of such preferred stock (other than a conversion of such preferred stock into Common Stock in accordance with the terms of such certificate of designations).
(ii)Authorized and Outstanding Capital Stock. Schedule 6(r)(ii) sets forth as of the date hereof, the authorized, issued and outstanding capital stock of the Company as well as all outstanding equity linked securities, including all options, warrants, restricted stock units, Convertible Securities. No shares of Common Stock are held in the treasury of the Company. “Convertible Securities” means any capital stock or other security of the Company or any of its Subsidiaries that is at any time and under any circumstances directly or indirectly convertible into, exercisable or exchangeable for, or which otherwise entitles the holder thereof to acquire, any capital stock or other security of the Company (including, without limitation, Common Stock) or any of its Subsidiaries.
(iii)Valid Issuance; Available Shares; Affiliates. All of such outstanding shares are duly authorized and have been, or upon issuance will be, validly issued and are fully paid and nonassessable. The SEC Documents disclose all securities that are, as of the date hereof, owned by Persons who are “affiliates” (as defined in Rule 405 of the 1933 Act and calculated based on the assumption that only officers, directors and holders of at least 10% of the Company’s issued and outstanding Common Stock are “affiliates” without conceding that any such Persons are “affiliates” for purposes of federal securities laws) of the Company or any of its Subsidiaries. To the Company’s knowledge, except as set forth in the SEC Documents, no Person owns 10% or more of the Company’s issued and outstanding shares of Common Stock (calculated based on the assumption that all Convertible Securities (as defined below), whether or not presently exercisable or convertible, have been fully exercised or converted (as the case may be) taking account of any limitations on exercise or conversion
C-    17

(including “blockers”) contained therein without conceding that such identified Person is a 10% stockholder for purposes of federal securities laws).
(iv)Existing Securities; Obligations. Except as set forth in the SEC Documents: (A) none of the Company’s or any Subsidiary’s shares, interests or capital stock is subject to preemptive rights or any other similar rights or Liens suffered or permitted by the Company or any Subsidiary; (B) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares, interests or capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares, interests or capital stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares, interests or capital stock of the Company or any of its Subsidiaries; (C) except as set forth on Schedule 6(r)(iv), there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the 1933 Act; (D) there are no outstanding securities or instruments of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries; (E) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the New Securities; and (F) neither the Company nor any Subsidiary has any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement.
(v)Organizational Documents. The SEC Documents disclose true, correct and complete copies of the Company’s Certificate of Incorporation, as amended and as in effect on the date hereof (the “Certificate of Incorporation”), and the Company’s bylaws, as amended and as in effect on the date hereof (the “Bylaws”), and the terms of all Convertible Securities and the material rights of the holders thereof in respect thereto.
(s)Indebtedness and Other Contracts. Neither the Company nor any of its Subsidiaries, except as set forth in the SEC Documents or on Schedule 6(s), (i) has any outstanding debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing Indebtedness of the Company or any of its Subsidiaries or by which the Company or any of its Subsidiaries is or may become bound, (ii) is a party to any contract, agreement or instrument, the violation of which, or default under which, by the other party(ies) to such contract, agreement or instrument could reasonably be expected to result in a Material Adverse Effect, (iii) has any financing statements securing obligations in any amounts filed in connection with the Company or any of its Subsidiaries; (iv) is in violation of any term of, or in default under, any contract, agreement or instrument relating to any Indebtedness, except where such violations and defaults would not result, individually or in the aggregate, in a Material Adverse Effect, or (v) is a party to any contract, agreement or instrument relating to any Indebtedness, the performance of which, in the judgment of the Company’s officers, has or is expected to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries have any liabilities or obligations required to be disclosed in the SEC
C-    18

Documents which are not so disclosed in the SEC Documents, other than those incurred in the ordinary course of the Company’s or its Subsidiaries’ respective businesses and which, individually or in the aggregate, do not or could not have a Material Adverse Effect. For purposes of this Agreement: (x) “Indebtedness” of any Person means, without duplication (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (including, without limitation, “capital leases” in accordance with GAAP) (other than trade payables entered into in the ordinary course of business consistent with past practice), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in connection with GAAP, consistently applied for the periods covered thereby, is classified as a capital lease, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above; and (y) “Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any Indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto.
(t)Litigation. Except as set forth in the SEC Documents or on Schedule 6(t), there is no action, suit, arbitration, proceeding, inquiry or investigation before or by the Principal Market, any court, public board, other Governmental Entity, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries, the Common Stock or any of the Company’s or its Subsidiaries’ officers or directors, whether of a civil or criminal nature or otherwise, in their capacities as such, which could result, individually or in the aggregate, in a Material Adverse Effect. No director, officer or employee of the Company or any of its subsidiaries has willfully violated 18 U.S.C. §1519 or engaged in spoliation in reasonable anticipation of litigation. Without limitation of the foregoing, there has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the SEC involving the Company, any of its Subsidiaries or any current or former director or officer of the Company or any of its
C-    19

Subsidiaries. The SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the 1933 Act or the 1934 Act. Except as set forth in the SEC Documents, neither the Company nor any of its Subsidiaries is subject to any order, writ, judgment, injunction, decree, determination or award of any Governmental Entity.
(u)Insurance. The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. Neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for, and neither the Company nor any such Subsidiary has any reason to believe that it will be unable to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.
(v)Employee Relations. Neither the Company nor any of its Subsidiaries is a party to any collective bargaining agreement or to the Company’ s knowledge employs any member of a union. The Company and its Subsidiaries believe that their relations with their employees are good. No executive officer (as defined in Rule 501(f) promulgated under the 1933 Act) or other key employee of the Company or any of its Subsidiaries has notified the Company or any such Subsidiary that such officer intends to leave the Company or any such Subsidiary or otherwise terminate such officer’s employment with the Company or any such Subsidiary. No current (or former) executive officer or other key employee of the Company or any of its Subsidiaries is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer or other key employee (as the case may be) does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters. The Company and its Subsidiaries are in compliance with all federal, state, local and foreign laws and regulations respecting labor, employment and employment practices and benefits, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.
(w)Title.
(i)Real Property. Each of the Company and its Subsidiaries holds good title to all real property, leases in real property, facilities or other interests in real property owned or held by the Company or any of its Subsidiaries (the “Real Property”) owned by the Company or any of its Subsidiaries (as applicable). The Real Property is free and clear of all Liens and is not subject to any rights of way, building use restrictions, exceptions, variances, reservations, or limitations of any nature except for (a) Liens for current taxes not yet due, (b) zoning laws and other land use restrictions that do not impair the present or anticipated use of the property subject thereto and (c) liens created in connection with the Transaction
C-    20

Documents. Any Real Property held under lease by the Company or any of its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company or any of its Subsidiaries.
(ii)Fixtures and Equipment. Each of the Company and its Subsidiaries (as applicable) has good title to, or a valid leasehold interest in, the tangible personal property, equipment, improvements, fixtures, and other personal property and appurtenances that are used by the Company or its Subsidiary in connection with the conduct of its business (the “Fixtures and Equipment”). The Fixtures and Equipment are structurally sound, are in good operating condition and repair, are adequate for the uses to which they are being put, are not in need of maintenance or repairs except for ordinary, routine maintenance and repairs and are sufficient for the conduct of the Company’s and/or its Subsidiaries’ businesses (as applicable) in the manner as conducted prior to the date hereof. Each of the Company and its Subsidiaries owns all of its Fixtures and Equipment free and clear of all Liens except for (a) liens for current taxes not yet due, (b) zoning laws and other land use restrictions that do not impair the present or anticipated use of the property subject thereto and (c) liens created in connection with the Transaction Documents.
(x)Intellectual Property Rights. The Company and its Subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, original works of authorship, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights and all applications and registrations therefor (“Intellectual Property Rights”) necessary to conduct their respective businesses as now conducted and presently proposed to be conducted. The Company does not have any knowledge of any infringement by the Company or its Subsidiaries of Intellectual Property Rights of others. There is no claim, action or proceeding being made or brought, or to the knowledge of the Company or any of its Subsidiaries, being threatened, against the Company or any of its Subsidiaries regarding its Intellectual Property Rights. Except as set forth on Schedule 6(x), neither the Company nor any of its Subsidiaries is aware of any facts or circumstances which might give rise to any of the foregoing infringements or claims, actions or proceedings. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their Intellectual Property Rights.
(y)Environmental Laws. (i) The Company and its Subsidiaries (A) are in compliance with any and all Environmental Laws (as defined below), (B) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (C) are in compliance with all terms and conditions of any such permit, license or approval where, in each of the foregoing clauses (A), (B) and (C), the failure to so comply could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect. The term “Environmental Laws” means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants,
C-    21

contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.
(i)No Hazardous Materials:
(A)have been disposed of or otherwise released from any Real Property of the Company or any of its Subsidiaries in violation of any Environmental Laws; or
(B)are present on, over, beneath, in or upon any Real Property or any portion thereof in quantities that would constitute a violation of any Environmental Laws. No prior use by the Company or any of its Subsidiaries of any Real Property has occurred that violates any Environmental Laws, which violation would have a material adverse effect on the business of the Company or any of its Subsidiaries.
(ii)Neither the Company nor any of its Subsidiaries knows of any other person who or entity which has stored, treated, recycled, disposed of or otherwise located on any Real Property any Hazardous Materials, including, without limitation, such substances as asbestos and polychlorinated biphenyls.
(iii)None of the Real Properties are on any federal or state “Superfund” list or Liability Information System (“CERCLIS”) list or any state environmental agency list of sites under consideration for CERCLIS, nor subject to any environmental related Liens.
(z)Tax Status. The Company and each of its Subsidiaries (i) has timely made or filed all foreign, federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has timely paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and (iii) has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company and its Subsidiaries know of no basis for any such claim. The Company is not operated in
C-    22

such a manner as to qualify as a passive foreign investment company, as defined in Section 1297 of the Code.
(aa)Internal Accounting and Disclosure Controls. Except as set forth in the SEC Documents, the Company and each of its Subsidiaries maintains internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the 1934 Act) that is effective to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles, including that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset and liability accountability, (iii) access to assets or incurrence of liabilities is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any difference. Except as set forth in the SEC Documents, the Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the 1934 Act) that are effective in ensuring that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the SEC, including, without limitation, controls and procedures designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is accumulated and communicated to the Company’s management, including its principal executive officer or officers and its principal financial officer or officers, as appropriate, to allow timely decisions regarding required disclosure. Except as set forth in the SEC Documents, neither the Company nor any of its Subsidiaries has received any notice or correspondence from any accountant, Governmental Entity or other Person relating to any potential material weakness or significant deficiency in any part of the internal controls over financial reporting of the Company or any of its Subsidiaries.
(ab)Off Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between the Company or any of its Subsidiaries and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its 1934 Act filings and is not so disclosed or that otherwise could be reasonably likely to have a Material Adverse Effect.
(ac)Investment Company Status. The Company is not, and upon consummation of the sale of the New Securities will not be, an “investment company,” an affiliate of an “investment company,” a company controlled by an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended.
(ad)Acknowledgement Regarding Holder’s Trading Activity. It is understood and acknowledged by the Company that (i) following the public disclosure of the
C-    23

transactions contemplated by the Exchange Documents, in accordance with the terms thereof, the Holder has not been asked by the Company or any of its Subsidiaries to agree, nor has the Holder agreed with the Company or any of its Subsidiaries, to desist from effecting any transactions in or with respect to (including, without limitation, purchasing or selling, long and/or short) any securities of the Company, or “derivative” securities based on securities issued by the Company or to hold any of the New Securities for any specified term; (ii) the Holder, and counterparties in “derivative” transactions to which any the Holder is a party, directly or indirectly, presently may have a “short” position in the Common Stock which was established prior to the Holder’s knowledge of the transactions contemplated by the Exchange Documents; (iii) the Holder shall not be deemed to have any affiliation with or control over any arm’s length counterparty in any “derivative” transaction; and (iv) the Holder may rely on the Company’s obligation to timely deliver shares of Common Stock upon conversion, exercise or exchange, as applicable, of the New Securities as and when required pursuant to the Exchange Documents for purposes of effecting trading in the Common Stock of the Company. The Company further understands and acknowledges that following the public disclosure of the transactions contemplated by the Exchange Documents pursuant to the 8-K Filing (as defined below) the Holder may engage in hedging and/or trading activities (including, without limitation, the location and/or reservation of borrowable shares of Common Stock) at various times during the period that the New Securities are outstanding, including, without limitation, during the periods that the value and/or number of the New Conversion Shares deliverable with respect to the Exchanged Preferred Shares are being determined and such hedging and/or trading activities (including, without limitation, the location and/or reservation of borrowable shares of Common Stock), if any, can reduce the value of the existing stockholders’ equity interest in the Company both at and after the time the hedging and/or trading activities are being conducted. The Company acknowledges that such aforementioned hedging and/or trading activities do not constitute a breach of this Agreement, the New Certificate of Designations or any other Exchange Document or any of the documents executed in connection herewith or therewith.
(ae)Manipulation of Price. Neither the Company nor any of its Subsidiaries has, and, to the knowledge of the Company, no Person acting on their behalf has, directly or indirectly, (i) taken any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company or any of its Subsidiaries to facilitate the sale or resale of any of the New Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the New Securities, (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company or any of its Subsidiaries or (iv) paid or agreed to pay any Person for research services with respect to any securities of the Company or any of its Subsidiaries.
(af)U.S. Real Property Holding Corporation. Neither the Company nor any of its Subsidiaries is, or has ever been, and so long as any of the Exchanged Preferred Shares are held by any of the Holders, shall become, a U.S. real property holding
C-    24

corporation within the meaning of Section 897 of the Code, and the Company and each Subsidiary shall so certify upon the Holder’s request.
(ag)Transfer Taxes. On the date hereof, all stock transfer or other taxes (other than income or similar taxes) which are required to be paid in connection with the issuance, exchange and transfer of the Exchanged Preferred Shares to be issued to the Holder hereunder will be, or will have been, fully paid or provided for by the Company, and all laws imposing such taxes will be or will have been complied with.
(ah)Bank Holding Company Act. Neither the Company nor any of its Subsidiaries is subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”) and to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”). Neither the Company nor any of its Subsidiaries or affiliates owns or controls, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent (25%) or more of the total equity of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve. Neither the Company nor any of its Subsidiaries or affiliates exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.
(ai)Illegal or Unauthorized Payments; Political Contributions. Neither the Company nor any of its Subsidiaries nor, to the best of the Company’s knowledge (after reasonable inquiry of its officers and directors), any of the officers, directors, employees, agents or other representatives of the Company or any of its Subsidiaries or any other business entity or enterprise with which the Company or any Subsidiary is or has been affiliated or associated, has, directly or indirectly, made or authorized any payment, contribution or gift of money, property, or services, whether or not in contravention of applicable law, (i) as a kickback or bribe to any Person or (ii) to any political organization, or the holder of or any aspirant to any elective or appointive public office except for personal political contributions not involving the direct or indirect use of funds of the Company or any of its Subsidiaries.
(aj)Money Laundering. The Company and its Subsidiaries are in compliance with, and have not previously violated, the USA Patriot Act of 2001 and all other applicable U.S. and non-U.S. anti-money laundering laws and regulations, including, but not limited to, the laws, regulations and Executive Orders and sanctions programs administered by the U.S. Office of Foreign Assets Control, including, without limitation, (i) Executive Order 13224 of September 23, 2001 entitled, “Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism” (66 Fed. Reg. 49079 (2001)); and (ii) any regulations contained in 31 CFR, Subtitle B, Chapter V.
(ak)Management. During the past five-year period, no current officer or director of the Company or any of its Subsidiaries has been the subject of:
C-    25

(i)a petition under bankruptcy laws or any other insolvency or moratorium law or the appointment by a court of a receiver, fiscal agent or similar officer for such Person, or any partnership in which such person was a general partner at or within two years before the filing of such petition or such appointment, or any corporation or business association of which such person was an executive officer at or within two years before the time of the filing of such petition or such appointment;
(ii)a conviction in a criminal proceeding or a named subject of a pending criminal proceeding (excluding traffic violations that do not relate to driving while intoxicated or driving under the influence);
(iii)any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining any such person from, or otherwise limiting, the following activities:
(1)Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the United States Commodity Futures Trading Commission or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;
(2)Engaging in any particular type of business practice; or
(3)Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of securities laws or commodities laws;
C-    26

(iv)any order, judgment or decree, not subsequently reversed, suspended or vacated, of any authority barring, suspending or otherwise limiting for more than sixty (60) days the right of any such person to engage in any activity described in the preceding sub paragraph, or to be associated with persons engaged in any such activity;
(v)a finding by a court of competent jurisdiction in a civil action or by the SEC or other authority to have violated any securities law, regulation or decree and the judgment in such civil action or finding by the SEC or any other authority has not been subsequently reversed, suspended or vacated; or
(vi)a finding by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any federal commodities law, and the judgment in such civil action or finding has not been subsequently reversed, suspended or vacated.
(al)Stock Option Plans. Each stock option granted by the Company was granted (i) in accordance with the terms of the applicable stock option plan of the Company and (ii) with an exercise price at least equal to the fair market value of the Common Stock on the date such stock option would be considered granted under GAAP and applicable law. No stock option granted under the Company’s stock option plan has been backdated. The Company has not knowingly granted, and there is no and has been no policy or practice of the Company to knowingly grant, stock options prior to, or otherwise knowingly coordinate the grant of stock options with, the release or other public announcement of material information regarding the Company or its Subsidiaries or their financial results or prospects.
(am)No Disagreements with Accountants and Lawyers. Except as set forth on Schedule 6(mm), there are no material disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants and lawyers formerly or presently employed by the Company and the Company is current with respect to any fees owed to its accountants and lawyers which would be reasonably likely to affect the Company’s ability to perform any of its obligations under any of the Exchange Documents. In addition, on or prior to the date
C-    27

hereof, the Company had discussions with its accountants about its financial statements previously filed with the SEC. Based on those discussions, the Company has no reason to believe that it will need to restate any such financial statements or any part thereof.
(an)No Additional Agreements. The Company does not have any agreement or understanding with the Holder with respect to the transactions contemplated by the Exchange Documents other than as specified in the Exchange Documents.
(ao)Public Utility Holding Act. None of the Company nor any of its Subsidiaries is a “holding company,” or an “affiliate” of a “holding company,” as such terms are defined in the Public Utility Holding Act of 2005.
(ap)Federal Power Act. None of the Company nor any of its Subsidiaries is subject to regulation as a “public utility” under the Federal Power Act, as amended.
(aq)Cybersecurity. The Company and its Subsidiaries’ information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications, and databases (collectively, “IT Systems”) are adequate for, and operate and perform in all material respects as required in connection with the operation of the business of the Company and its subsidiaries as currently conducted, free and clear of all material bugs, errors, defects, Trojan horses, time bombs, malware and other corruptants that would reasonably be expected to have a Material Adverse Effect on the Company’s business. The Company and its Subsidiaries have implemented and maintained commercially reasonable physical, technical and administrative controls, policies, procedures, and safeguards to maintain and protect their material confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and data, including “Personal Data,” used in connection with their businesses. “Personal Data” means (i) a natural person’s name, street address, telephone number, e-mail address, photograph, social security number or tax identification number, driver’s license number, passport number, credit card number, bank information, or customer or account number; (ii) any information which would qualify as “personally identifying information” under the Federal Trade Commission Act, as amended; (iii) “personal data” as defined by the European Union General Data Protection Regulation (“GDPR”) (EU 2016/679); (iv) any information which would qualify as “protected health information” under the Health Insurance Portability and Accountability Act of 1996, as amended by the Health Information Technology for Economic and Clinical Health Act (collectively, “HIPAA”); and (v) any other piece of information that allows the identification of such natural person, or his or her family, or permits the collection or analysis of any data related to an identified person’s health or sexual orientation. There have been no breaches, violations, outages or unauthorized uses of or accesses to same, except for those that have been remedied without material cost or liability or the duty to notify any other person or such, nor any incidents under internal review or investigations relating to the same except in each case, where such would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. The Company and its Subsidiaries are presently in compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or
C-    28

regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Personal Data and to the protection of such IT Systems and Personal Data from unauthorized use, access, misappropriation or modification except in each case, where such would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.
(ar)Compliance with Data Privacy Laws. The Company and its Subsidiaries are, and at all prior times were, in compliance with all applicable state and federal data privacy and security laws and regulations, including without limitation HIPAA, and the Company and its Subsidiaries have taken commercially reasonable actions to prepare to comply with, and since May 25, 2018, have been and currently are in compliance with, the GDPR (EU 2016/679) (collectively, the “Privacy Laws”) except in each case, where such would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. To ensure compliance with the Privacy Laws, the Company and its Subsidiaries have in place, comply with, and take appropriate steps reasonably designed to ensure compliance in all material respects with their policies and procedures relating to data privacy and security and the collection, storage, use, disclosure, handling, and analysis of Personal Data (the “Policies”). The Company and its Subsidiaries have at all times made all disclosures to users or customers required by applicable laws and regulatory rules or requirements, and none of such disclosures made or contained in any Policy have, to the knowledge of the Company, been inaccurate or in violation of any applicable laws and regulatory rules or requirements in any material respect. The Company further certifies that neither it nor any Subsidiary: (i) has received notice of any actual or potential liability under or relating to, or actual or potential violation of, any of the Privacy Laws, and has no knowledge of any event or condition that would reasonably be expected to result in any such notice; (ii) is currently conducting or paying for, in whole or in part, any investigation, remediation, or other corrective action pursuant to any Privacy Law; or (iii) is a party to any order, decree, or agreement that imposes any obligation or liability under any Privacy Law.
(as)No Consideration Paid. No commission or other remuneration has been paid by Company for soliciting the exchange of the Exchanging Securities for the Exchanged Preferred Shares as contemplated hereby.
(at)Disclosure. The Company confirms that neither it nor any other Person acting on its behalf has provided any of the Holders or their agents or counsel with any information that constitutes or could reasonably be expected to constitute material, non-public information concerning the Company or any of its Subsidiaries, other than the existence of the transactions contemplated by this Agreement and the other Exchange Documents. The Company understands and confirms that each of the Holders will rely on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided to the Holders regarding the Company and its Subsidiaries, their businesses and the transactions contemplated hereby, including the schedules to this Agreement, furnished by or on behalf of the Company or any of its Subsidiaries is true and correct as of the date furnished and does not contain any untrue statement of a material fact or omit to state any material fact as of the date furnished necessary in order
C-    29

to make the statements made therein, in the light of the circumstances under which they were made, not misleading. All of the written information furnished after the date hereof by or on behalf of the Company or any of its Subsidiaries to the Holder pursuant to or in connection with this Agreement and the other Exchange Documents, taken as a whole, will be true and correct in all material respects as of the date on which such information is so provided and will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or information exists with respect to the Company or any of its Subsidiaries or its or their business, properties, liabilities, prospects, operations (including results thereof) or conditions (financial or otherwise), which, under applicable law, rule or regulation, requires public disclosure at or before the date hereof or announcement by the Company but which has not been so publicly disclosed. The Company acknowledges and agrees that the Holder has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 7 below.
6.Representations and Warranties of the Holder. The Holder represents and warrants to the Company, as of the date hereof and as of each Closing Date, as follows:
(a)Organization and Authority. The Holder has the requisite power and authority to enter into and perform its obligations under this Agreement. The execution and delivery of this Agreement by the Holder and the consummation by Holder of the transactions contemplated hereby has been duly authorized by Holder’s board of directors or other governing body. This Agreement has been duly executed and delivered by Holder and constitutes the legal, valid and binding obligation of Holder, enforceable against Holder in accordance with its terms.
(b)Ownership of Exchanging Securities. As of the Initial Closing Date, the Holder owns the Initial Exchanging Securities, and as of the applicable Additional Closing, the Holder owns the applicable Additional Exchanging Securities (in each case, subject to any reductions in connection with any conversion thereof prior to such Closing Date) free and clear of any Liens (other than the obligations pursuant to this Agreement, the Transaction Documents and applicable securities laws).
(c)Reliance on Exemptions. The Holder understands that the New Securities are being offered and exchanged in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Holder’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Holder set forth herein and in the Exchange Documents in order to determine the availability of such exemptions and the eligibility of the Holder to acquire the New Securities.
(d)Validity; Enforcement. This Agreement and the Exchange Documents to which the Holder is a party have been duly and validly authorized, executed and delivered on behalf of the Holder and shall constitute the legal, valid and binding
C-    30

obligations of the Holder enforceable against the Holder in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.
(e)No Conflicts. The execution, delivery and performance by the Holder of this Agreement and the Exchange Documents to which the Holder is a party, and the consummation by the Holder of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Exchanged Preferred Shares and the reservation for issuance and issuance of the New Conversion Shares issuable upon conversion of the Exchanged Preferred Shares) will not (i) result in a violation of the organizational documents of the Holder or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Holder is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to the Holder, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Holder to perform its obligations hereunder.
(f)Transfer or Resale. The Holder understands that: (i) the New Securities have not been and are not being registered under the 1933 Act or any state securities laws, are and will be offered and sold in reliance upon federal and state exemptions for transactions not involving any public offering and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) the Holder shall have delivered to the Company (if requested by the Company) an opinion of counsel, in a form reasonably acceptable to the Company, to the effect that such New Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) the Holder provides the Company with reasonable assurance that such New Securities can be sold, assigned or transferred pursuant to Rule 144; (ii) any sale of the New Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144, and further, if Rule 144 is not applicable, any resale of the New Securities under circumstances in which the seller (or the Person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC promulgated thereunder; and (iii) except as set forth in the Registration Rights Agreement, if any, neither the Company nor any other Person is under any obligation to register the New Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder. Notwithstanding the foregoing, the New Securities may be pledged in connection with a bona fide margin account or other loan or financing arrangement secured by the New Securities, subject to the requirements of applicable laws, and such pledge of New Securities shall not be deemed to be a transfer, sale or assignment of the New Securities hereunder, and the Holder effecting a pledge of New
C-    31

Securities shall not be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Exchange Document, including, without limitation, this Section 7(f).
(g)No Consideration Paid. No commission or other remuneration has been paid by the Holder for soliciting the exchange of the Exchanging Securities for the Exchanged Preferred Shares as contemplated hereby.
7.Disclosure of Transaction.
(a)Initial Closing. On the date of this Agreement, the Company shall file a Current Report on Form 8-K describing all the material terms of the transactions contemplated by the Exchange Documents in the form required by the 1934 Act and attaching all the material Exchange Documents (including, without limitation, this Agreement (and all schedules to this Agreement) and the form of New Certificate of Designations, the “Initial 8-K Filing”). From and after the filing of the Initial 8-K Filing, the Company shall have disclosed all material, non-public information (if any) provided up to such time to the Holder by the Company or any of its Subsidiaries or any of their respective officers, directors, employees or agents. In addition, effective upon the filing of the Initial 8-K Filing, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement with respect to the transactions contemplated by the Exchange Documents or as otherwise disclosed in the Initial 8-K Filing, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and any of the Holder or any of their affiliates, on the other hand, shall terminate. Neither the Company, its Subsidiaries nor the Holder shall issue any press releases or any other public statements with respect to the transactions contemplated hereby without the consent of the other party; provided, however, the Company shall be entitled, without the prior approval of the Holder, to make a press release or other public disclosure with respect to such transactions (i) in substantial conformity with the Initial 8-K Filing and contemporaneously therewith or (ii) as is required by applicable law and regulations (provided that in the case of clause (i) the Holder shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release). Without the prior written consent of the Holder (which may be granted or withheld in the Holder’s sole discretion), except as required by applicable law, the Company shall not (and shall cause each of its Subsidiaries and affiliates to not) disclose the name of the Holder in any filing, announcement, release or otherwise.
(b)Additional Closings. The Company shall, on the first (1st) Business Day after the Company receives from the Holder an Additional Closing Notice, file a Current Report on Form 8-K (each, an “Additional 8-K Filing”, and together with the Initial 8-K Filing, the “8-K Filings”), reasonably acceptable to the Holder, disclosing that “an institutional investor” has elected to deliver an Additional Closing Notice to the Company. From and after the filing of the Additional 8-K Filing, solely to the extent such Additional Closing Notice constitutes material non-public information, the Company shall have disclosed all material, non-public information (if any) provided to the Holder by the Company or any of its Subsidiaries or any of their respective officers,
C-    32

directors, employees or agents in connection with the transactions contemplated by the Exchange Documents. In addition, effective upon the filing of the Additional 8-K Filing, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and the Holder or any of its affiliates, on the other hand, shall terminate.
8.No Integration. None of the Company, its Subsidiaries, any of their affiliates, or any Person acting on their behalf shall, directly or indirectly, make any offers or sales of any security (as defined in the Securities Act) or solicit any offers to buy any security or take any other actions, under circumstances that would require registration of the New Securities under the Securities Act or cause this offering of the New Securities to be integrated with such offering or any prior offerings by the Company for purposes of Regulation D under the Securities Act.
9.Listing. The Company shall promptly secure the listing or designation for quotation (as applicable) of all of the New Conversion Shares upon the Principal Market (subject to official notice of issuance). The Company shall maintain the Common Stock’s authorization for quotation on the Principal Market. Neither the Company nor any of its Subsidiaries shall take any action which would be reasonably expected to result in the delisting or suspension of the Common Stock on the Principal Market. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 10.
10.Fees. The Company shall (x) reimburse Kelley Drye & Warren LLP, on demand, for all costs and expenses incurred by it in connection with preparing and delivering this Agreement (including, without limitation, all legal fees and disbursements in connection therewith, and due diligence in connection with the transactions contemplated thereby) (i) at the Initial Closing, a non-accountable amount of $50,000 and (ii) at each Additional Closing, a non-accountable amount of $35,000 (the “Legal Fee Amount”) and (y) the Holder, on demand, for all other costs and expenses incurred by it or its affiliates in connection with the structuring, documentation, negotiation and closing of the transactions contemplated by the Exchange Documents and any prior amendments and agreements with the Company not reimbursed prior to the date hereof (the “Remaining Expenses”). The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, transfer agent fees, DTC (as defined below) fees or broker’s commissions (other than for Persons engaged by the Holder) relating to or arising out of the transactions contemplated. The Company shall pay, and hold the Holder harmless against, any liability, loss or expense (including, without limitation, reasonable attorneys’ fees and out-of-pocket expenses) arising in connection with any claim relating to any such payment.
11.Blue Sky. The Company shall make all filings and reports relating to the Exchange as required under applicable securities or “Blue Sky” laws of the states of the United States following the date hereof, if any.
12.Effective Date. Except as otherwise provided herein, this Agreement shall be deemed effective as of such date that Company and the Holder shall have duly executed and delivered this Agreement (the “Effective Date”).
13.No Commissions. Neither the Company nor the Holder has paid or given, or will pay or give, to any person, any commission, fee or other remuneration, directly or indirectly, in connection with the transactions contemplated by this Agreement.
C-    33

14.Termination. Notwithstanding anything contained in this Agreement to the contrary, if the Effective Date has not occurred and the Company does not deliver the Exchanged Preferred Shares to the Holder, in accordance with Section 1 hereof, then, at the election of the Holder delivered in writing to the Company at any time after December 31, 2025, this Agreement shall be terminated and be null and void ab initio and the Exchanging Securities shall not be cancelled hereunder and shall remain outstanding as if this Agreement never existed.
15.Conversion Procedures. The form of Conversion Notice (as defined in the New Certificate of Designations) included in the Exchanged Preferred Shares sets forth the totality of the procedures required of the Holder in order to convert the Exchanged Preferred Shares. No legal opinion or other information or instructions shall be required of the Holder to convert the Exchanged Preferred Shares. The Company shall honor conversions of the Exchanged Preferred Shares and shall deliver the New Conversion Shares in accordance with the terms, conditions and time periods set forth in the Exchanged Preferred Shares. Without limiting the preceding sentences, no ink-original Conversion Notice shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Conversion Notice form be required in order to convert the Exchanged Preferred Shares.
16.Reservation of Shares. So long as any portion of the Exchanged Preferred Shares remains outstanding, the Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, no less than 100% of the sum of the maximum number of New Conversion Shares issuable upon conversion of the Exchanged Preferred Shares then outstanding (assuming for purposes hereof that (x) the Exchanged Preferred Shares are convertible at the Floor Price (as defined the New Certificate of Designations) then in effect, (y) dividends on the Exchanged Preferred Shares shall accrue through September 30, 2026 and will be converted in shares of Common Stock at a dividend conversion price equal to the Floor Price then in effect, and (z) any such conversion shall not take into account any limitations on the conversion of the Exchanged Preferred Shares set forth in the New Certificate of Designations) (collectively, the “Required Reserve Amount”); provided that at no time shall the number of shares of Common Stock reserved pursuant to this Section 17 be reduced other than proportionally in connection with any conversion of the Exchanged Preferred Shares. If at any time the number of shares of Common Stock authorized and reserved for issuance by the Company is not sufficient to meet the Required Reserve Amount, the Company will promptly take all corporate action necessary to authorize and reserve a sufficient number of shares, including, without limitation, calling a special meeting of shareholders to authorize additional shares to meet the Company’s obligations pursuant to the Exchange Documents, in the case of an insufficient number of authorized shares, obtain shareholder approval of an increase in such authorized number of shares, and voting the management shares of the Company in favor of an increase in the authorized shares of the Company to ensure that the number of authorized shares is sufficient to meet the Required Reserve Amount.
17.Pledge of New Securities. Notwithstanding anything to the contrary contained in this Agreement, the Company acknowledges and agrees that the New Securities may be pledged by a Holder in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the New Securities, subject to the requirements of applicable laws. The pledge of New Securities shall not be deemed to be a transfer, sale or assignment of the New Securities hereunder, and no Holder effecting a pledge of New Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Exchange Document, including, without limitation, Section 7(f) hereof; provided that an Holder and its pledgee shall be required to comply with the provisions of Section 7(f) hereof in order to effect a sale, transfer or assignment of New Securities to such pledgee. The Company hereby agrees to execute and deliver such documentation as a pledgee of the New Securities may reasonably request in connection with a pledge of the New Securities to such pledgee by the Holder.
C-    34

18.Stockholder Approval. The Company shall either (x) if the Company shall have obtained the prior written consent of the requisite stockholders (the “Stockholder Consent”) to obtain the Stockholder Approval (as defined below), inform the stockholders of the Company of the receipt of the Stockholder Consent by preparing and filing with the SEC, as promptly as practicable after the date hereof, but prior to the forty-fifth (45th) calendar day after the date hereof (or, if such filing is delayed by a court or regulatory agency, in no event later than ninety (90) calendar days after the date hereof), an information statement with respect thereto or (y) provide each stockholder entitled to vote at a special meeting of stockholders of the Company (the “Stockholder Meeting”), which shall be promptly called and held not later than January 17, 2026 (the “Stockholder Meeting Deadline”), a proxy statement, in each case, in a form reasonably acceptable to the Holders and Kelley Drye & Warren LLP, at the expense of the Company, with the Company obligated to reimburse the expenses of Kelley Drye & Warren LLP incurred in connection therewith in an amount not exceed $5,000. The proxy statement, if any, shall solicit each of the Company’s stockholder’s affirmative vote at the Stockholder Meeting for approval of resolutions (“Stockholder Resolutions”) providing for (w) the approval of one or more reverse stock splits over the next twelve (12) months up to an aggregate ratio of 250 shares-to-1 share, (x) approval of the increase of the authorized shares of the Company from 625,000,000 to 1,500,000,000 (the “Authorized Share Proposal”), (y) the issuance of all of the Securities (as defined in the Securities Purchase Agreement)(without regard to any limitations on conversion set forth in the Existing Certificate of Designations) in compliance with the rules and regulations of the Nasdaq Capital Market, and (z) and the issuance of all of the New Securities (without regard to any limitations on conversion set forth in the New Certificate of Designations) in compliance with the rules and regulations of the Nasdaq Capital Market (such affirmative approval being referred to herein as the “Stockholder Approval”, and the date such Stockholder Approval is obtained, the “Stockholder Approval Date”), and the Company shall use its reasonable best efforts to solicit its stockholders’ approval of such resolutions and to cause the Board of Directors of the Company to recommend to the stockholders that they approve such resolutions. The Company shall be obligated to seek to obtain the Stockholder Approval by the Stockholder Meeting Deadline. If, despite the Company’s reasonable best efforts the Stockholder Approval is not obtained on or prior to the Stockholder Meeting Deadline, the Company shall cause an additional Stockholder Meeting to be held on or prior to March 3, 2026. If, despite the Company’s reasonable best efforts the Stockholder Approval is not obtained after such subsequent stockholder meetings, the Company shall cause an additional Stockholder Meeting to be held semi-annually thereafter until such Stockholder Approval is obtained; provided that, the Company shall not be obligated cause additional Stockholder Meetings for the sole purpose of obtaining approval of the Authorized Share Proposal.
19.Holding Period. For the purposes of Rule 144 and Section 4(a)(1) of the Securities Act (collectively, or such other similar statue, the “Resale Exceptions”), the Company acknowledges that the holding period of the Exchanged Preferred Shares (and upon conversion of the Exchanged Preferred Shares, the New Conversion Shares) may be tacked onto the holding period of the applicable Exchanging Securities, and the Company agrees not to take a position contrary to this Section 20. The Company acknowledges and agrees that, subject to the Holder’s representations and warranties contained in Section 7 of this Agreement, Exchanged Preferred Shares (and upon conversion of the Exchanged Preferred Shares, the New Conversion Shares) shall not be required to bear any restrictive legend and shall be freely transferable by the Holder pursuant to and in accordance with the Resale Exceptions, provided, for the avoidance of doubt, that the Holder shall not be an affiliate of the Company and shall not have been an affiliate during the 90 days preceding the date of any transfer.
20.Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.
C-    35

21.Register; Transfer Agent Instructions; Legend.
(a)Register. The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to each Holder), a register for the Exchanged Preferred Shares in which the Company shall record the name and address of the Person in whose name the Exchanged Preferred Shares has been issued (including the name and address of each transferee), and the number of New Conversion Shares issuable upon conversion of the Exchanged Preferred Shares held by such Person. The Company shall keep the register open and available at all times during business hours for inspection of the Holder or its legal representatives.
(b)Transfer Agent Instructions. On or prior to the date hereof, the Company shall issue irrevocable instructions to its transfer agent (the “Transfer Agent”) and, prior to obtaining any subsequent transfer agent, the Company shall issue irrevocable instructions to any subsequent transfer agent, in each case, in a form acceptable to the Holder (the “Irrevocable Transfer Agent Instructions”) to issue certificates or credit shares to the applicable balance accounts at the Depository Trust Company (“DTC”), registered in the name of the Holder or its respective nominee(s), for the New Conversion Shares in such amounts as specified from time to time by the Holder to the Company upon the conversion of the Exchanged Preferred Shares. The Company represents and warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 22(b) will be given by the Company to its Transfer Agent with respect to the New Conversion Shares, and that the New Conversion Shares shall otherwise be freely transferable on the books and records of the Company, as applicable, to the extent provided in this Agreement and the other Exchange Documents. If the Holder effects a sale, assignment or transfer of the New Conversion Shares, subject to applicable laws, the Company shall permit the transfer and shall promptly instruct its Transfer Agent to issue one or more certificates or credit shares to the applicable balance accounts at DTC in such name and in such denominations as specified by the Holder to effect such sale, transfer or assignment. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 22(b) will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 22(b) that the Holder shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required. The Company shall cause its counsel to issue each legal opinion referred to in the Irrevocable Transfer Agent Instructions to the Transfer Agent as follows: (i) upon each conversion of the Exchanged Preferred Shares (unless such issuance is covered by a prior legal opinion previously delivered to the Transfer Agent), and (ii) on each date a registration statement with respect to the issuance or resale of any of the New Conversion Shares is declared effective by the SEC. Any fees (with respect to the Transfer Agent, counsel to the Company or otherwise) associated with the issuance of such opinions or the removal of any legends on any of the New Conversion Shares shall be borne by the Company.
C-    36

(c)Legends. The Holder understands that the Exchanged Preferred Shares have been issued (or will be issued in the case of the New Conversion Shares) pursuant to an exemption from registration or qualification under the 1933 Act and applicable state securities laws, and except as set forth below, the New Securities shall bear any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):
[NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN][THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN] REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL TO THE HOLDER (IF REQUESTED BY THE COMPANY), IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.
(d)Removal of Legends. Certificates evidencing New Securities shall not be required to contain the legend set forth in Section 22(c) above or any other legend (i) while a registration statement covering the resale of such New Securities is effective under the 1933 Act, (ii) following any sale of such New Securities pursuant to the Resale Exceptions (assuming neither the transferor nor the transferee is an affiliate of the Company), (iii) if such New Securities are eligible to be sold, assigned or transferred under the Resale Exceptions (provided that the Holder provides the Company with reasonable assurances that such New Securities are eligible for sale, assignment or transfer under the Resale Exceptions which shall not include an opinion of Holder’s counsel), (iv) in connection with a sale, assignment or other transfer (other than under the Resale Exceptions), provided that the Holder provides the Company with an opinion of counsel to the Holder, in a generally acceptable form, to the effect that such sale, assignment or transfer of the New Securities may be made without registration under the applicable requirements of the 1933 Act or (v) if such legend is not required under applicable requirements of the 1933 Act (including, without limitation, controlling judicial interpretations and pronouncements issued by the SEC). If a legend is not required pursuant to the foregoing with respect to such New Securities, the Company shall no later than one (1) Trading Day (or such earlier date as required pursuant to the 1934 Act or other applicable law, rule or regulation for the settlement of a trade initiated
C-    37

on the date the Holder delivers such legended certificate representing such New Securities to the Company) following the delivery by the Holder to the Company or the transfer agent (with notice to the Company) of a legended certificate representing such New Securities (endorsed or with stock powers attached, signatures guaranteed, and otherwise in form necessary to affect the reissuance and/or transfer, if applicable), together with any other deliveries from the Holder as may be required above in this Section 22(d), as directed by the Holder, either: (A) provided that the Company’s transfer agent is participating in the DTC Fast Automated Securities Transfer Program and such New Securities are New Conversion Shares, credit the aggregate number of shares of Common Stock to which the Holder shall be entitled to the Holder’s or its designee’s balance account with DTC through its Deposit/Withdrawal at Custodian system or (B) if the Company’s transfer agent is not participating in the DTC Fast Automated Securities Transfer Program (“FAST”), issue and deliver (via reputable overnight courier) to the Holder, a certificate representing such New Securities that is free from all restrictive and other legends, registered in the name of the Holder or its designee (the date by which such credit is so required to be made to the balance account of the Holder’s or the Holder’s nominee with DTC or such certificate is required to be delivered to the Holder pursuant to the foregoing is referred to herein as the “Required Delivery Date”, and the date such shares of Common Stock are actually delivered without restrictive legend to the Holder or the Holder’s designee with DTC, as applicable, the “Share Delivery Date”). The Company shall be responsible for any transfer agent fees or DTC fees with respect to any issuance of New Securities or the removal of any legends with respect to any New Securities in accordance herewith.
(e)Failure to Timely Deliver; Buy-In. If the Company fails, for any reason or for no reason, to issue and deliver (or cause to be delivered) to the Holder (or its designee) by the Required Delivery Date, if the Transfer Agent is not participating in FAST, a certificate for the number of New Conversion Shares to which the Holder is entitled and register such New Conversion Shares on the Company’s share register or, if the Transfer Agent is participating in FAST, to credit the balance account of the Holder or the Holder’s designee with DTC for such number of New Conversion Shares submitted for legend removal by the Holder pursuant to Section 22(d) above (a “Delivery Failure”), then, in addition to all other remedies available to the Holder, the Company shall pay in cash to the Holder on each day after the Share Delivery Date and during such Delivery Failure an amount equal to 1% of the product of (A) the sum of the number of shares of Common Stock not issued to the Holder on or prior to the Required Delivery Date and to which the Holder is entitled, and (B) any trading price of the Common Stock selected by the Holder in writing as in effect at any time during the period beginning on the date of the delivery by the Holder to the Company of the applicable New Conversion Shares and ending on the applicable Share Delivery Date. In addition to the foregoing, if on or prior to the Required Delivery Date if the Transfer Agent is not participating in FAST, the Company shall fail to issue and deliver a certificate to the Holder and register such shares of Common Stock on the Company’s share register or, if the Transfer Agent is participating in FAST, credit the balance account of the Holder or the Holder’s designee with DTC for the number of shares of Common Stock to which the Holder submitted for legend removal by the Holder pursuant to Section 22(d) above, and if on or
C-    38

after such Trading Day the Holder acquires (in an open market transaction, stock loan or otherwise) shares of Common Stock corresponding to all or any portion of the number of shares of Common Stock issuable upon such exercise that the Holder is entitled to receive from the Company and has not received from the Company in connection with such Delivery Failure (a “Buy-In”), then the Company shall, within one (1) Trading Day after the Holder’s request and in the Holder’s discretion, either (i) pay cash to the Holder in an amount equal to the Holder’s total purchase price (including brokerage commissions, stock loan costs and other out-of-pocket expenses, if any, for the shares of Common Stock so acquired) (the “Buy-In Price”), at which point the Company’s obligation to so deliver such certificate or credit the Holder’s balance account shall terminate and such shares shall be cancelled, or (ii) promptly honor its obligation to so deliver to the Holder a certificate or certificates or credit the balance account of the Holder or the Holder’s designee with DTC representing such number of shares of Common Stock that would have been so delivered if the Company timely complied with its obligations hereunder and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of New Conversion Shares that the Company was required to deliver to the Holder by the Required Delivery Date multiplied by (B) the lowest Closing Sale Price (as defined in the New Certificate of Designations) of the Common Stock on any Trading Day during the period commencing on the date of the delivery by the Holder to the Company of the applicable New Conversion Shares and ending on the date of such delivery and payment under this clause (ii). Nothing shall limit the Holder’s right to pursue any other remedies available to it hereunder, at law or in equity, including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Common Stock (or to electronically deliver such shares of Common Stock) as required pursuant to the terms hereof. Notwithstanding anything herein to the contrary, with respect to any given Delivery Failure, this Section 22(e) shall not apply to the applicable Holder the extent the Company has already paid such amounts in full to the Holder with respect to such Delivery Failure pursuant to the analogous sections of the New Certificate of Designations.
(f)FAST Compliance. While the Exchanged Preferred Shares remain outstanding, the Company shall maintain a transfer agent that participates in the DTC Fast Automated Securities Transfer Program.
22.Independent Nature of Holder’s Obligations and Rights. The obligations of the Holder under this Agreement are several and not joint with the obligations of any Other Holder, and the Holder shall not be responsible in any way for the performance of the obligations of any Other Holder under any other agreement with the Company (each, an “Other Agreement”). Nothing contained herein or in any Other Agreement, and no action taken by the Holder pursuant hereto, shall be deemed to constitute the Holder and Other Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holder and Other Holders are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement or any Other Agreement and the Company acknowledges that, to the best of its knowledge, the Holder and the Other Holders are not acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement or any Other Agreement. The Company and the Holder confirm that the Holder has independently participated in the negotiation of the transactions
C-    39

contemplated hereby with the advice of its own counsel and advisors. The Holder shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement, and it shall not be necessary for any Other Holder to be joined as an additional party in any proceeding for such purpose.
[The remainder of the page is intentionally left blank]
C-    40

IN WITNESS WHEREOF, Holder and the Company have executed this Agreement as of the date set forth on the signature page of the Holder below.

COMPANY: NAUTICUS ROBOTICS, INC. By: Name: Title:
4930-9831-2318v.4

IN WITNESS WHEREOF, Holder and the Company have executed this Agreement as of this __ of December, 2025.

HOLDER: [HOLDER] By: Name: Title:
Initial Exchange Schedule

Aggregate Amounts of Existing Securities (Including Principal, Accrued Interest, and Minimum Return under the Existing Securities) as of the date hereof	Aggregate Amounts of the Existing Securities to be Exchanged in the Initial Exchange	Aggregate Number of Exchanged Preferred Shares to be Issued in the Initial Exchange
September Convertible Securities: $[__] January Convertible Securities: $[__] Existing Debentures: $[__]	September Convertible Securities: $[__] January Convertible Securities: $[__] Existing Debentures: $[__]	Shares of Series C Preferred Stock: [__]

4930-9831-2318v.4

APPENDIX D
Certificate of Designations

Execution Version
CERTIFICATE OF DESIGNATIONS
OF RIGHTS AND PREFERENCES OF
SERIES C CONVERTIBLE PREFERRED STOCK
OF
NAUTICUS ROBOTICS, INC.
I, John W. Gibson Jr., hereby certify that I am the Chief Execution Officer and President of Nauticus Robotics, Inc. (the “Company”), a corporation organized and existing under the Delaware General Corporation Law (the “DGCL”), and further do hereby certify:
That pursuant to the authority expressly conferred upon the Board of Directors of the Company (the “Board”) by the Company’s Certificate of Incorporation, as amended (the “Certificate of Incorporation”), and Section 151(g) of the DGCL, the Board on ______, 20___ adopted the following resolution determining it desirable and in the best interests of the Company and its stockholders for the Company to create a series of one hundred thousand (100,000) shares of preferred stock designated as “Series C Convertible Preferred Stock”, none of which shares have been issued as of the date hereof, to be issued pursuant to the Exchange Agreement (as defined below), in accordance with the terms of the Exchange Agreement:
RESOLVED, that pursuant to the authority vested in the Board, in accordance with the provisions of the Certificate of Incorporation, a series of preferred stock, par value $0.0001 per share, of the Company be and hereby is created pursuant to this certificate of designations (this “Certificate of Designations”), and that the designation and number of shares established pursuant hereto and the voting and other powers, preferences and relative, participating, optional or other rights of the shares of such series and the qualifications, limitations and restrictions thereof are as follows:
TERMS OF SERIES C CONVERTIBLE PREFERRED STOCK
1.Designation and Number of Shares. There shall hereby be created and established a series of preferred stock of the Company designated as “Series C Convertible Preferred Stock” (the “Series C Convertible Preferred Stock”). The authorized number of shares of Series C Convertible Preferred Stock (the “Preferred Shares”) shall be one hundred thousand (100,000) shares. Each Preferred Share shall have a par value of $0.0001 per share. Capitalized terms not defined herein shall have the meaning as set forth in Section 32 below.
2.Ranking. Except to the extent that the holders of at least a majority of the outstanding Preferred Shares (the “Required Holders”) expressly consent to the creation of Parity Stock (as defined below) or Senior Preferred Stock (as defined below) in accordance with Section 16, all shares of capital stock of the Company shall be junior in rank to all Preferred Shares with respect to the preferences as to dividends, distributions and payments upon the liquidation, dissolution and winding up of the Company (such junior stock is referred to herein collectively as “Junior Stock”). For the avoidance of doubt, the Preferred Shares will, with respect to dividend rights and rights on liquidation, winding-up and dissolution, rank (A) junior to the Senior Preferred Stock, (B) on parity with the Parity Stock (which, for the avoidance of doubt, shall include the Series A Convertible Preferred Stock, $0.0001 par value, of the Company (the “Series A Preferred Stock”) and the Series B Convertible Preferred Stock,

4937-6337-7752v.6

$0.0001 par value, of the Company (the “Series B Preferred Stock”)) and (C) senior to the Junior Stock. The rights of all such shares of capital stock of the Company shall be subject to the rights, powers, preferences and privileges of the Preferred Shares. Without limiting any other provision of this Certificate of Designations, without the prior express consent of the Required Holders, voting separately as a single class, the Company shall not hereafter authorize or issue any additional or other shares of capital stock that is (i) of senior rank to the Preferred Shares in respect of the preferences as to dividends, distributions and payments upon the liquidation, dissolution and winding up of the Company (collectively, the “Senior Preferred Stock”), (ii) of pari passu rank to the Preferred Shares in respect of the preferences as to dividends, distributions and payments upon the liquidation, dissolution and winding up of the Company (collectively, the “Parity Stock”) or (iii) any Junior Stock having a maturity date or any other date requiring redemption or repayment of such shares of Junior Stock that is prior to September 30, 2026. In the event of the merger or consolidation of the Company with or into another corporation, the Preferred Shares shall maintain their relative rights, powers, designations, privileges and preferences provided for herein and no such merger or consolidation shall result inconsistent therewith.
3.Dividends. In addition to Section 7, Section 8 and/or Section 15 below, from and after the first date of issuance of any Preferred Shares (the “Initial Issuance Date”), each holder of a Preferred Share (each, a “Holder” and collectively, the “Holders”) shall be entitled to receive dividends (“Dividends”), which Dividends shall be computed on the basis of a 360-day year and twelve 30-day months and shall be payable in arrears on the first Trading Day of each Fiscal Quarter (each, an “Dividend Date”) with the first Dividend Date being the first Trading Day of the initial Fiscal Quarter commencing after the Initial Issuance Date.
(a)Dividends shall be payable on each Dividend Date, to each record holder of Preferred Shares on the applicable Dividend Date, in shares of Common Stock (“Dividend Shares”) so long as there has been no Equity Conditions Failure; provided however, that the Company may, at its option following notice to each Holder (or shall be required if an Equity Conditions Failure exists that is not waived in writing by the Required Holders), capitalize such Dividend by increasing the Stated Value of each Preferred Share on such Dividend Date (“Capitalized Dividend”) or, if no Equity Conditions Failure exists, elect a combination of a Capitalized Dividend and a payment in Dividend Shares. The Company shall deliver a written notice (each, an “Dividend Election Notice”) to each Holder of the Preferred Shares on or prior to the tenth (10th) Trading Day immediately prior to the applicable Dividend Date (each, an “Dividend Notice Due Date”) (the date such notice is delivered to all of the Holders, the “Dividend Notice Date”) which notice (i) either (A) confirms that Dividend to be paid on such Dividend Date shall be paid entirely in Dividend Shares or (B) elects to effect a Capitalized Dividend or a combination of Capitalized Dividend and a payment in Dividend Shares and specifies the amount of Dividend that shall be a Capitalized Dividend and the amount of Dividend, if any, that shall be paid in Dividend Shares and (ii) certifies that there has been no Equity Conditions Failure. If an Equity Conditions Failure has occurred as of the Dividend Notice Date, then unless the Company has elected to effect a Capitalized Dividend, the Dividend Election Notice shall indicate that unless such applicable Holder waives the Equity Conditions Failure, the Dividend shall be effected as a Capitalized Dividend. Notwithstanding anything herein to the contrary, if no Equity Conditions Failure has occurred as of the Dividend Notice Date, but an Equity Conditions Failure occurs at any time prior to the Dividend Date, (A) the Company shall provide each Holder a subsequent notice to that effect and (B) unless such applicable Holder waives the Equity Conditions Failure, the Dividend shall be paid to such Holder in cash. Dividend to be paid on a Dividend Date in Dividend Shares shall be paid in a number of fully paid and nonassessable shares (rounded to the nearest whole

4937-6337-7752v.6

share) of Common Stock equal to the quotient of (1) the amount of Dividend payable on such Dividend Date less any Capitalized Dividend and (2) the Dividend Conversion Price in effect on the applicable Dividend Date.
(b)When any Dividend Shares are to be paid on a Dividend Date to a Holder, the Company shall (i) (A) provided that the Company’s transfer agent (the “Transfer Agent”) is participating in the Depository Trust Company (“DTC”) Fast Automated Securities Transfer Program (“FAST”), credit such aggregate number of Dividend Shares to which such Holder shall be entitled to such Holder’s or its designee’s balance account with DTC through its Deposit/Withdrawal at Custodian system, or (B) if the Transfer Agent is not participating in FAST, issue and deliver on the applicable Dividend Date, to the address set forth in the register maintained by the Company for such purpose pursuant to the Exchange Agreement or to such address as specified by such Holder in writing to the Company at least two (2) Business Days prior to the applicable Dividend Date, a certificate, registered in the name of such Holder or its designee, for the number of Dividend Shares to which such Holder shall be entitled and (ii) with respect to each Dividend Date, increase the Stated Value of the Preferred Shares by the amount of any Capitalized Dividend.
(c)Prior to the payment of Dividends on a Dividend Date, Dividends on the Preferred Shares shall accrue at the Dividend Rate and be payable by way of inclusion of the Dividends in the Conversion Amount (as defined below) on each Conversion Date (as defined below) in accordance with Section 4(b) or upon any redemption in accordance with Section 9 or upon any required payment upon any Bankruptcy Triggering Event (as defined below). From and after the occurrence and during the continuance of any Triggering Event (as defined below), the Dividend Rate in effect with respect to such determination shall automatically be increased to the lesser of 18% per annum or the maximum rate permitted under applicable law (the “Default Rate”). In the event that such Triggering Event is subsequently cured (and no other Triggering Event then exists (including, without limitation, for the Company’s failure to pay such Dividends at the Default Rate on the applicable Dividend Date)), the adjustment referred to in the preceding sentence shall cease to be effective as of the calendar day immediately following the date of such cure; provided that the Dividends as calculated and unpaid at such increased rate during the continuance of such Triggering Event shall continue to apply to the extent relating to the days after the occurrence of such Triggering Event through and including the date of such cure of such Triggering Event.
4.Conversion. At any time after the Initial Issuance Date, each Preferred Share shall be convertible into validly issued, fully paid and non-assessable shares of Common Stock (the “Conversion Shares”), on the terms and conditions set forth in this Section 4.
(a)Holder’s Conversion Right. Subject to the provisions of Section 4(d), at any time or times on or after the Initial Issuance Date, each Holder shall be entitled to convert any portion of the outstanding Preferred Shares held by such Holder into validly issued, fully paid and non-assessable Conversion Shares in accordance with Section 4(c) at the Conversion Rate (as defined below). The Company shall not issue any fraction of a share of Common Stock upon any conversion. If the issuance would result in the issuance of a fraction of a share of Common Stock, the Company shall round such fraction of a share of Common Stock up to the nearest whole share. The Company shall pay any and all transfer, stamp, issuance and similar taxes, costs and expenses (including, without limitation, fees and expenses of the Transfer Agent) that may be payable with respect to the issuance and delivery of Common Stock upon conversion of any Preferred Shares.

4937-6337-7752v.6

(b)Conversion Rate. Except as otherwise provided herein, the number of Conversion Shares issuable upon conversion of any Preferred Share pursuant to this Section 4 shall be determined by dividing (x) the Conversion Amount of such Preferred Share by (y) the Conversion Price (as defined below) (the “Conversion Rate”).
For purposes of this Certificate of Designations, the term “Conversion Amount” means, with respect to each Preferred Share, as of the applicable date of determination, 120% of the sum of (1) the Stated Value thereof plus (2) any Additional Amount thereon as of such date of determination plus (3) any other amounts thereon owed to such Holder, pursuant to this Certificate of Designations or any other Transaction Document.
For purposes of this Certificate of Designations, the term “Conversion Price” means, with respect to each Preferred Share, as of any Conversion Date or other date of determination, $0.95, subject to adjustment as provided herein.
(c)Mechanics of Conversion. The conversion of each Preferred Share shall be conducted in the following manner:
(i)    Optional Conversion. To convert one or more Preferred Shares into Conversion Shares on any date (a “Conversion Date”), a Holder shall deliver (whether via electronic mail or otherwise), for receipt on or prior to 11:59 p.m., New York time, on such date, a copy of an executed notice of conversion of the Preferred Share(s) subject to such conversion in the form attached hereto as Exhibit I (the “Conversion Notice”) to the Company. If required by Section 4(c)(ii), within two (2) Trading Days following a conversion of any such Preferred Shares as aforesaid, such Holder shall surrender to a nationally recognized overnight delivery service for delivery to the Company the original certificates, if any, representing the Preferred Shares (the “Preferred Share Certificates”) so converted as aforesaid (or an indemnification undertaking with respect to the Preferred Shares in the case of its loss, theft or destruction as contemplated by Section 18(b)). On the date of receipt of a Conversion Notice, the Company shall transmit by electronic mail an acknowledgment of confirmation and representation as to whether such shares of Common Stock may then be resold pursuant to Rule 144 or Section 4(a)(1) of the 1933 Act or an effective and available registration statement, in the form attached hereto as Exhibit II, of receipt of such Conversion Notice to such Holder and the Transfer Agent, which confirmation shall constitute an instruction to the Transfer Agent to process such Conversion Notice in accordance with the terms set forth herein. On or before the first (1st) Trading Day following each date on which the Company has received a Conversion Notice (or such earlier date as required pursuant to the 1934 Act or other applicable law, rule or regulation for the settlement of a trade initiated on the applicable Conversion Date of such Conversion Shares issuable pursuant to such Conversion Notice) (the “Share Delivery Deadline”), the Company shall (1) provided that the Transfer Agent is participating in the Depository Trust Company (“DTC”) Fast Automated Securities Transfer Program (“FAST”) and such shares of Common Stock (i) (A) may then be sold by the applicable Holder pursuant to an available and effective registration statement and (B) such Holder provides such documentation or other information evidencing the sale of the shares of Common Stock as the Company, the Transfer Agent or legal counsel to the Company shall reasonably request (which, for the avoidance of doubt, shall not include the requirement of a medallion guarantee or a legal

4937-6337-7752v.6

opinion) or (ii) may be sold by such Holder pursuant to Rule 144 of the 1933 Act, as applicable, including the requirements under Rule 144(i) or Section 4(a)(1) of the 1933 Act (the “Resale Eligibility Conditions”), credit such aggregate number of Conversion Shares to which such Holder shall be entitled pursuant to such conversion to such Holder’s or its designee’s balance account with DTC through its Deposit/Withdrawal at Custodian system, or (2) if the Transfer Agent is not participating in FAST or the Resale Eligibility Conditions are not satisfied, upon the request of such Holder, issue and deliver (via reputable overnight courier) to the address as specified in such Conversion Notice, a certificate, registered in the name of such Holder or its designee, for the number of Conversion Shares to which such Holder shall be entitled. If the number of Preferred Shares represented by the Preferred Share Certificate(s) submitted for conversion pursuant to Section 4(c)(ii) is greater than the number of Preferred Shares being converted, then the Company shall, as soon as practicable and in no event later than one (1) Trading Day after receipt of the Preferred Share Certificate(s) and at its own expense, issue and mail to such Holder (or its designee) by overnight courier service a new Preferred Share Certificate or a new Book-Entry (in either case, in accordance with Section 18(d)) representing the number of Preferred Shares not converted. The Person or Persons entitled to receive the Conversion Shares issuable upon a conversion of Preferred Shares shall be treated for all purposes as the record holder or holders of such Conversion Shares on the Conversion Date; provided, that such Person shall be deemed to have waived any voting rights of any such Conversion Shares that may arise during the period commencing on such Conversion Date, through, and including, such applicable Share Delivery Deadline, as necessary, such that the aggregate voting rights of any Common Stock (including such Conversion Shares) beneficially owned by such Person and/or any of its Attribution Parties, collectively, on any such date of determination shall not exceed the Maximum Percentage (as defined below) as a result of any such conversion of such applicable Preferred Shares with respect thereto. Notwithstanding the foregoing, if a Holder delivers a Conversion Notice to the Company prior to the date of issuance of Preferred Shares to such Holder, whereby such Holder elects to convert such Preferred Shares pursuant to such Conversion Notice, the Share Delivery Deadline with respect to any such Conversion Notice shall be the later of (x) the date of issuance of such Preferred Shares and (y) the first (1st) Trading Day after the date of such Conversion Notice.
(ii)    Company’s Failure to Timely Convert. If the Company shall fail, for any reason or for no reason, on or prior to the applicable Share Delivery Deadline, if the Transfer Agent is not participating in FAST or the Resale Eligibility Conditions are not satisfied, to issue and deliver to such Holder (or its designee) a certificate for the number of Conversion Shares to which such Holder is entitled and register such Conversion Shares on the Company’s share register or, if the Transfer Agent is participating in FAST and the Resale Eligibility Conditions are satisfied, to credit such Holder’s or its designee’s balance account with DTC for such number of Conversion Shares to which such Holder is entitled upon such Holder’s conversion of any Conversion Amount (as the case may be) (each, a “Conversion Failure”), and if on or after such Share Delivery Deadline such Holder acquires (in an open market transaction, stock loan or otherwise) shares of Common Stock corresponding to all or any portion of the number of Conversion Shares issuable upon such conversion that such Holder is entitled to receive from the Company and has not received from the Company in connection with such Conversion Failure (a “Buy-In”), then, in addition to all

4937-6337-7752v.6

other remedies available to such Holder, the Company shall, within one (1) Business Day after receipt of such Holder’s request and in such Holder’s discretion, either: (I) pay cash to such Holder in an amount equal to such Holder’s total purchase price (including brokerage commissions, stock loan costs and other out-of-pocket expenses, if any) for the shares of Common Stock so acquired (including, without limitation, by any other Person in respect, or on behalf, of such Holder) (the “Buy-In Price”), at which point the Company’s obligation to so issue and deliver such certificate (and to issue such Conversion Shares) or credit to the balance account of such Holder or such Holder’s designee, as applicable, with DTC for the number of Conversion Shares to which such Holder is entitled upon such Holder’s conversion hereunder (as the case may be) (and to issue such Conversion Shares) shall terminate, or (II) promptly honor its obligation to so issue and deliver to such Holder a certificate or certificates representing such Conversion Shares or credit the balance account of such Holder or such Holder’s designee, as applicable, with DTC for the number of Conversion Shares to which such Holder is entitled upon such Holder’s conversion hereunder (as the case may be) and pay cash to such Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (x) such number of shares of Common Stock multiplied by (y) the lowest Closing Sale Price of the Common Stock on any Trading Day during the period commencing on the date of the applicable Conversion Notice and ending on the date of such issuance and payment under this clause (II) (each, a “Buy-In Payment Amount”). In addition to the foregoing, if on or prior to the Share Delivery Deadline the Transfer Agent is not participating in FAST or the Resale Eligibility Conditions are not satisfied, the Company shall fail to issue and deliver to such Holder (or its designee) a certificate and register such Conversion Shares on the Company’s share register or, if the Transfer Agent is participating in the FAST and the Resale Eligibility Conditions are satisfied, the Transfer Agent shall fail to credit the balance account of such Holder or such Holder’s designee, as applicable, with DTC for the number of Conversion Shares to which such Holder is entitled upon such Holder’s conversion hereunder or pursuant to the Company’s obligation pursuant to clause (ii) below, then, in addition to all other remedies available to such Holder, (X) the Company shall pay to such Holder, in cash, as liquidated damages and not as a penalty, for each $1,000 of Conversion Amount of the Preferred Shares being converted, $10 per Trading Day (increasing to $20 per Trading Day on the second Trading Day and increasing to $40 per Trading Day on the fifth Trading Day after such damages begin to accrue) for each Trading Day after the Share Delivery Deadline until such Conversion Shares are delivered or Holder rescinds such conversion and (Y) such Holder, upon written notice to the Company, may void its Conversion Notice with respect to, and retain or have returned, as the case may be, all, or any portion, of such Preferred Shares that has not been converted pursuant to such Conversion Notice; provided that the voiding of a Conversion Notice shall not affect the Company’s obligations to make any payments which have accrued prior to the date of such notice pursuant to this Section 4(c)(ii) or otherwise. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity, including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing Conversion Shares (or to electronically deliver such Conversion Shares) upon the conversion of the Preferred Shares as required pursuant to the terms hereof. Notwithstanding anything herein to the contrary, with respect to any given Conversion Failure, this Section 4(c)(ii) shall not apply to a Holder to the extent the Company has already

4937-6337-7752v.6

paid such amounts in full to such Holder with respect to such Conversion Failure pursuant to the analogous sections of the Exchange Agreement.
(iii)    Registration; Book-Entry. At the time of issuance of any Preferred Shares hereunder, the applicable Holder may, by written request (including by electronic-mail) to the Company, elect to receive such Preferred Shares in the form of one or more Preferred Share Certificates or in Book-Entry form. The Company (or the Transfer Agent, as custodian for the Preferred Shares) shall maintain a register (the “Register”) for the recordation of the names and addresses of the Holders of each Preferred Share and the Stated Value of the Preferred Shares and whether the Preferred Shares are held by such Holder in Preferred Share Certificates or in Book-Entry form (the “Registered Preferred Shares”). The entries in the Register shall be conclusive and binding for all purposes absent manifest error. The Company and each Holder of the Preferred Shares shall treat each Person whose name is recorded in the Register as the owner of a Preferred Share for all purposes (including, without limitation, the right to receive payments and Dividends hereunder) notwithstanding notice to the contrary. A Registered Preferred Share may be assigned, transferred or sold only by registration of such assignment or sale on the Register. Upon its receipt of a written request to assign, transfer or sell one or more Registered Preferred Shares by such Holder thereof, the Company shall record the information contained therein in the Register and issue one or more new Registered Preferred Shares in the same aggregate Stated Value as the Stated Value of the surrendered Registered Preferred Shares to the designated assignee or transferee pursuant to Section 18, provided that if the Company does not so record an assignment, transfer or sale (as the case may be) of such Registered Preferred Shares within one (1) Business Day of such a request, then the Register shall be automatically deemed updated to reflect such assignment, transfer or sale (as the case may be). Notwithstanding anything to the contrary set forth in this Section 4, following conversion of any Preferred Shares in accordance with the terms hereof, the applicable Holder shall not be required to physically surrender such Preferred Shares held in the form of a Preferred Share Certificate to the Company unless (A) the full or remaining number of Preferred Shares represented by the applicable Preferred Share Certificate are being converted (in which event such certificate(s) shall be delivered to the Company as contemplated by this Section 4(c)(iii)) or (B) such Holder has provided the Company with prior written notice (which notice may be included in a Conversion Notice) requesting reissuance of Preferred Shares upon physical surrender of the applicable Preferred Share Certificate. Each Holder and the Company shall maintain records showing the Stated Value and Dividends converted and/or paid (as the case may be) and the dates of such conversions and/or payments (as the case may be) or shall use such other method, reasonably satisfactory to such Holder and the Company, so as not to require physical surrender of a Preferred Share Certificate upon conversion. If the Company does not update the Register to record such Stated Value and Dividends converted and/or paid (as the case may be) and the dates of such conversions and/or payments (as the case may be) within one (1) Business Day of such occurrence, then the Register shall be automatically deemed updated to reflect such occurrence. In the event of any dispute or discrepancy, the records of the Company establishing the number of Preferred Shares to which the record holder is entitled shall be controlling and determinative in the absence of manifest error. A Holder and any transferee or assignee, by acceptance of a certificate, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of any Preferred Shares, the number of Preferred Shares

4937-6337-7752v.6

represented by such certificate may be less than the number of Preferred Shares stated on the face thereof. Each Preferred Share Certificate shall bear the following legend:
ANY TRANSFEREE OR ASSIGNEE OF THIS CERTIFICATE SHOULD CAREFULLY REVIEW THE TERMS OF THE CORPORATION’S CERTIFICATE OF DESIGNATIONS RELATING TO THE SHARES OF SERIES C CONVERTIBLE PREFERRED STOCK REPRESENTED BY THIS CERTIFICATE, INCLUDING SECTION 4(c)(iii) THEREOF. THE NUMBER OF SHARES OF SERIES C CONVERTIBLE PREFERRED STOCK REPRESENTED BY THIS CERTIFICATE MAY BE LESS THAN THE NUMBER OF SHARES OF SERIES C CONVERTIBLE PREFERRED STOCK STATED ON THE FACE HEREOF PURSUANT TO SECTION 4(c)(iii) OF THE CERTIFICATE OF DESIGNATIONS RELATING TO THE SHARES OF SERIES C CONVERTIBLE PREFERRED STOCK REPRESENTED BY THIS CERTIFICATE.
(iv)Pro Rata Conversion; Disputes. In the event that the Company receives a Conversion Notice from more than one Holder for the same Conversion Date and the Company can convert some, but not all, of such Preferred Shares submitted for conversion, the Company shall convert from each Holder electing to have Preferred Shares converted on such date a pro rata amount of such Holder’s Preferred Shares submitted for conversion on such date based on the number of Preferred Shares submitted for conversion on such date by such Holder relative to the aggregate number of Preferred Shares submitted for conversion on such date. In the event of a dispute as to the number of Conversion Shares issuable to a Holder in connection with a conversion of Preferred Shares, the Company shall issue to such Holder the number of Conversion Shares not in dispute and resolve such dispute in accordance with Section 23. If a Conversion Notice delivered to the Company would result in a breach of Section 4(d) below, and the applicable Holder does not elect in writing to withdraw, in whole, such Conversion Notice, the Company shall hold such Conversion Notice in abeyance until such time as such Conversion Notice may be satisfied without violating Section 4(d) below (with such calculations thereunder made as of the date such Conversion Notice was initially delivered to the Company).
(d)Limitation on Beneficial Ownership
(i)Beneficial Ownership. The Company shall not effect the conversion of any of the Preferred Shares held by a Holder, and such Holder shall not have the right to convert any of the Preferred Shares held by such Holder pursuant to the terms and conditions of this Certificate of Designations and any such conversion shall be null and void and treated as if never made, to the extent

4937-6337-7752v.6

that after giving effect to such conversion, such Holder together with the other Attribution Parties collectively would beneficially own in excess of 9.99% (the “Maximum Percentage”) of the shares of Common Stock outstanding immediately after giving effect to such conversion. For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by such Holder and the other Attribution Parties shall include the number of shares of Common Stock held by such Holder and all other Attribution Parties plus the number of shares of Common Stock issuable upon conversion of the Preferred Shares with respect to which the determination of such sentence is being made, but shall exclude shares of Common Stock which would be issuable upon (A) conversion of the remaining, nonconverted Preferred Shares beneficially owned by such Holder or any of the other Attribution Parties and (B) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any convertible notes, convertible preferred stock or warrants, including the Preferred Shares) beneficially owned by such Holder or any other Attribution Party subject to a limitation on conversion or exercise analogous to the limitation contained in this Section 4(d)(i). For purposes of this Section 4(d)(i), beneficial ownership shall be calculated in accordance with Section 13(d) of the 1934 Act. For the avoidance of doubt, the calculation of the Maximum Percentage shall take into account the concurrent exercise and/or conversion, as applicable, of the unexercised or unconverted portion of any other securities of the Company beneficially owned by such Holder and/or any other Attribution Party, as applicable. For purposes of determining the number of outstanding shares of Common Stock a Holder may acquire upon the conversion of such Preferred Shares without exceeding the Maximum Percentage, such Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Company’s most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other public filing with the SEC, as the case may be, (y) a more recent public announcement by the Company or (z) any other written notice by the Company or the Transfer Agent, if any, setting forth the number of shares of Common Stock outstanding (the “Reported Outstanding Share Number”). If the Company receives a Conversion Notice from a Holder at a time when the actual number of outstanding shares of Common Stock is less than the Reported Outstanding Share Number, the Company shall notify such Holder in writing of the number of shares of Common Stock then outstanding and, to the extent that such Conversion Notice would otherwise cause such Holder’s beneficial ownership, as determined pursuant to this Section 4(d)(i), to exceed the Maximum Percentage, such Holder must notify the Company of a reduced number of shares of Common Stock to be purchased pursuant to such Conversion Notice. For any reason at any time, upon the written or oral request of any Holder, the Company shall within one (1) Business Day confirm orally and in writing or by electronic mail to such Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including such Preferred Shares, by such Holder and any other Attribution Party since the date as of which the Reported Outstanding Share Number was reported. In the event that the issuance of shares of Common Stock to a Holder upon conversion of such Preferred Shares results in such Holder and the other Attribution Parties being deemed to beneficially own, in the aggregate, more than the Maximum Percentage of the number of outstanding shares of Common Stock (as determined under Section 13(d) of the 1934 Act), the number of shares so issued by which such Holder’s and the other Attribution Parties’ aggregate beneficial ownership

4937-6337-7752v.6

exceeds the Maximum Percentage (the “Excess Shares”) shall be deemed null and void and shall be cancelled ab initio, and such Holder shall not have the power to vote or to transfer the Excess Shares. Upon delivery of a written notice to the Company, any Holder may from time to time increase (with such increase not effective until the sixty-first (61st) day after delivery of such notice) or decrease the Maximum Percentage of such Holder to any other percentage not in excess of 9.99% as specified in such notice; provided that (i) any such increase in the Maximum Percentage will not be effective until the sixty-first (61st) day after such notice is delivered to the Company and (ii) any such increase or decrease will apply only to such Holder and the other Attribution Parties and not to any other Holder that is not an Attribution Party of such Holder. For purposes of clarity, the shares of Common Stock issuable to a Holder pursuant to the terms of this Certificate of Designations in excess of the Maximum Percentage shall not be deemed to be beneficially owned by such Holder for any purpose including for purposes of Section 13(d) or Rule 16a-1(a)(1) of the 1934 Act. No prior inability to convert such Preferred Shares pursuant to this paragraph shall have any effect on the applicability of the provisions of this paragraph with respect to any subsequent determination of convertibility. The provisions of this paragraph shall not be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 4(d)(i) to the extent necessary to correct this paragraph (or any portion of this paragraph) which may be defective or inconsistent with the intended beneficial ownership limitation contained in this Section 4(d)(i) or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitation contained in this paragraph may not be amended, modified or waived and shall apply to a successor holder of such Preferred Shares.
(ii)Principal Market Regulation. The Company shall not issue any shares of Common Stock upon conversion of any Preferred Shares or otherwise pursuant to the terms of this Certificate of Designations if the issuance of such shares of Common Stock would exceed the aggregate number of shares of Common Stock which the Company may issue upon conversion of the Preferred Shares without breaching the Company’s obligations under the rules and regulations the listing rules of the Principal Market (the maximum number of shares of Common Stock which may be issued without violating such rules and regulations, the “Exchange Cap”), except that such limitation shall not apply in the event that the Company obtains the approval of its stockholders as required by the applicable rules and regulations of the Principal Market for issuances of shares of Common Stock in excess of such amount. Until such approval is obtained, no Holder shall be issued in the aggregate, upon conversion of any Preferred Shares, shares of Common Stock in an amount greater than the product of (i) the Exchange Cap as of the Initial Issuance Date multiplied by (ii) the quotient of (1) the aggregate number of Preferred Shares issued to such Holder on the Initial Issuance Date, divided by (2) the aggregate number of shares of Preferred Shares and Parity Stock outstanding as of the Initial Issuance Date (with respect to each Holder, the “Exchange Cap Allocation”). In the event that any Holder shall sell or otherwise transfer any of such Holder’s Preferred Shares, the transferee shall be allocated a pro rata portion of such Holder’s Exchange Cap Allocation with respect to such portion of such Preferred Shares so transferred, and the restrictions of the prior sentence shall apply to such transferee with respect to the portion of the Exchange Cap Allocation so allocated to such transferee. Upon conversion in full of a Holder’s Preferred Shares, the difference (if any) between such Holder’s Exchange Cap Allocation and the number of shares of Common Stock actually

4937-6337-7752v.6

issued to such Holder upon such Holder’s conversion in full of such Preferred Shares shall be allocated, to the remaining holders of Preferred Shares and Parity Stock on a pro rata basis in proportion to the shares of Common Stock underlying the shares of preferred stock of the Company then held by each such holder of Preferred Shares and/or Parity Stock, as applicable.
(e)Right of Alternate Conversion.
(i)Alternate Optional Conversion. Subject to Section 4(d), at any time, at the option of any Holder, such Holder may convert (each, an “Alternate Optional Conversion”, and the date of such Alternate Optional Conversion, an “Alternate Optional Conversion Date”) all, or any number, of Preferred Shares into shares of Common Stock (such aggregate Conversion Amount of the Preferred Shares to be converted pursuant to this Section 4(e)(i), the “Alternate Optional Conversion Amount”) at the Alternate Conversion Price (each, an “Alternate Optional Conversion”).
(ii)Alternate Conversion Upon a Triggering Event. Subject to Section 4(d), at any time after the earlier of a Holder’s receipt of a Triggering Event Notice (as defined below) and such Holder becoming aware of a Triggering Event (such earlier date, the “Alternate Conversion Right Commencement Date”) and ending (such ending date, the “Alternate Conversion Right Expiration Date”, and each such period, an “Alternate Conversion Right Period”) on the twentieth (20th) Trading Day after the later of (x) the date such Triggering Event is cured and (y) such Holder’s receipt of a Triggering Event Notice that includes (I) a reasonable description of the applicable Triggering Event, (II) a certification as to whether, in the reasonable opinion of the Company, such Triggering Event is capable of being cured and, if applicable, a reasonable description of any existing plans of the Company to cure such Triggering Event and (III) a certification as to the date the Triggering Event occurred and, if cured on or prior to the date of such Triggering Event Notice, the applicable Alternate Conversion Right Expiration Date, such Holder may, at such Holder’s option, by delivery of a Conversion Notice to the Company (the date of any such Conversion Notice, each an “Triggering Event Conversion Date” and together with each Alternate Optional Conversion Date, each, an “Alternate Conversion Date”), convert all, or any number of Preferred Shares (such Conversion Amount of the Preferred Shares to be converted pursuant to this Section 4(e)(ii), the “Triggering Event Conversion Amount” and together with each Alternate Optional Conversion Amount, each, an “Alternate Conversion Amount”) into shares of Common Stock at the Alternate Conversion Price (each, a “Triggering Event Conversion”, and together with each Alternate Optional Conversion, each an “Alternate Conversion”).
(iii)Mechanics of Alternate Conversion. On any Alternate Conversion Date, a Holder may voluntarily convert any number of Preferred Shares held by such Holder pursuant to Section 4(c) (with “Alternate Conversion Price” replacing “Conversion Price” for all purposes hereunder with respect to such Alternate Conversion and, solely with respect to the calculation of the number of shares of Common Stock issuable upon conversion of any Conversion Amount of Preferred Shares in a Triggering Event Conversion, with “Redemption Premium of the Conversion Amount” replacing “Conversion Amount” in clause (x) of the definition of Conversion Rate in Section 4(b) above with respect to such Triggering Event Conversion) by designating in the Conversion Notice delivered

4937-6337-7752v.6

pursuant to this Section 4(e) of this Certificate of Designations that such Holder is electing to use the Alternate Conversion Price for such conversion; provided that in the event of the Conversion Floor Price Condition, on the applicable Alternate Conversion Date the Stated Value of the remaining Preferred Shares of such Holder shall automatically increase, pro rata, by the applicable Alternate Conversion Floor Amount or, at the Company’s option, the Company shall deliver the applicable Alternate Conversion Floor Amount to such applicable Holder on the applicable Alternate Conversion Date. Notwithstanding anything to the contrary in this Section 4(e)(iii), but subject to Section 4(d), until the Company delivers to such Holder the shares of Common Stock to which such Holder is entitled pursuant to the applicable Alternate Conversion of such Holder’s Preferred Shares, such Preferred Shares may be converted by such Holder into shares of Common Stock pursuant to Section 4(c) without regard to this Section 4(e)(iii). In the event of an Alternate Conversion pursuant to this Section 4(e)(iii) of all, or any portion, of any Preferred Shares of a Holder, such Holder’s damages would be uncertain and difficult to estimate because of the parties’ inability to predict future interest rates and the uncertainty of the availability of a suitable substitute investment opportunity for such Holder. Accordingly, any redemption premium due under this Section 4(e)(iii), together the Alternate Conversion Price used in such Alternate Conversion, as applicable, is intended by the parties to be, and shall be deemed, a reasonable estimate of, such Holder’s actual loss of its investment opportunity and not as a penalty.
5.Triggering Events.
(a)General. Unless waived by the Holder, each of the following events shall constitute a “Triggering Event” and each of the events in clauses 5(a)(viii), 5(a)(ix), and 5(a)(x), shall constitute a “Bankruptcy Triggering Event”:
(i)the suspension from trading or the failure of the Common Stock to be trading or listed (as applicable) on an Eligible Market for a period of five (5) consecutive Trading Days or the delisting, removal or withdrawal, as applicable, of registration of the Common Stock under the 1934 Act with respect to a going-private transaction;
(ii)    the Company’s (A) failure to cure a Conversion Failure by delivery of the required number of shares of Common Stock within five (5) Trading Days after the applicable Conversion Date or exercise date (as the case may be) or (B) notice, written or oral, to any holder of Preferred Shares, including, without limitation, by way of public announcement or through any of its agents, at any time, of its intention not to comply, as required, with a request for conversion of any Preferred Shares into shares of Common Stock that is requested in accordance with the provisions of this Certificate of Designations, other than pursuant to Section 4(d) hereof;
(iii)    except to the extent the Company is in compliance with Section 11(b) below, at any time following the tenth (10th) consecutive day that a Holder’s Authorized Share Allocation (as defined in Section 11(a) below) is less than 100% of the number of shares of Common Stock that such Holder would be entitled to receive upon a conversion, in full, of all of the Preferred Shares then held by such Holder (assuming for purposes hereof that (x) the Preferred Shares are convertible at the Floor Price then in effect, (y) dividends on the Preferred Shares shall accrue through September 30, 2026 and will be converted in shares

4937-6337-7752v.6

of Common Stock at a dividend conversion price equal to the Floor Price then in effect, and (z) any such conversion shall not take into account any limitations on the conversion of the Preferred Shares set forth herein);
(iv)subject to the provisions of Section 170 of the DGCL, the Board fails to declare any Dividend to be capitalized or paid in accordance with Section 3;
(v)    the Company’s failure to pay to any Holder any Dividend when required to be paid hereunder (whether or not declared by the Board) or any other amount when and as due under this Certificate of Designations (including, without limitation, the Company’s failure to pay any redemption payments or amounts hereunder), the Exchange Agreement or any other Transaction Document or any other agreement, document, certificate or other instrument delivered in connection with the transactions contemplated hereby and thereby (in each case, whether or not permitted pursuant to the DGCL), except, in the case of a failure to pay Dividends when and as due, in each such case only if such failure remains uncured for a period of at least five (5) Trading Days;
(vi)    the Company fails to remove any restrictive legend on any certificate or any shares of Common Stock issued to the applicable Holder upon conversion or exercise (as the case may be) of any Securities acquired by such Holder under the Transaction Documents as and when required by such Securities or the Exchange Agreement, as applicable, unless otherwise then prohibited by applicable federal securities laws, and any such failure remains uncured for at least five (5) days;
(vii)    the occurrence of any default under, redemption of or acceleration prior to maturity of at least an aggregate of $500,000 of Indebtedness (as defined in the Exchange Agreement) of the Company or any of its Subsidiaries;
(viii)    bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for the relief of debtors shall be instituted by or against the Company or any Subsidiary and, if instituted against the Company or any Subsidiary by a third party, shall not be dismissed within thirty (30) days of their initiation;
(ix)    the commencement by the Company or any Subsidiary of a voluntary case or proceeding under any applicable federal, state or foreign bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree, order, judgment or other similar document in respect of the Company or any Subsidiary in an involuntary case or proceeding under any applicable federal, state or foreign bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal, state or foreign law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any Subsidiary or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the execution of a composition of debts, or the occurrence of any other similar

4937-6337-7752v.6

federal, state or foreign proceeding, or the admission by it in writing of its inability to pay its debts generally as they become due, the taking of corporate action by the Company or any Subsidiary in furtherance of any such action or the taking of any action by any Person to commence a Uniform Commercial Code foreclosure sale or any other similar action under federal, state or foreign law;
(x)    the entry by a court of (i) a decree, order, judgment or other similar document in respect of the Company or any Subsidiary of a voluntary or involuntary case or proceeding under any applicable federal, state or foreign bankruptcy, insolvency, reorganization or other similar law or (ii) a decree, order, judgment or other similar document adjudging the Company or any Subsidiary as bankrupt or insolvent, or approving as properly filed a petition seeking liquidation, reorganization, arrangement, adjustment or composition of or in respect of the Company or any Subsidiary under any applicable federal, state or foreign law or (iii) a decree, order, judgment or other similar document appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any Subsidiary or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree, order, judgment or other similar document or any such other decree, order, judgment or other similar document unstayed and in effect for a period of thirty (30) consecutive days;
(xi)    a final judgment or judgments for the payment of money aggregating in excess of $1,000,000 are rendered against the Company and/or any of its Subsidiaries and which judgments are not, within thirty (30) days after the entry thereof, bonded, discharged, settled or stayed pending appeal, or are not discharged within thirty (30) days after the expiration of such stay; provided, however, any judgment which is covered by insurance or an indemnity from a credit worthy party shall not be included in calculating the $1,000,000 amount set forth above so long as the Company provides each Holder a written statement from such insurer or indemnity provider (which written statement shall be reasonably satisfactory to each Holder) to the effect that such judgment is covered by insurance or an indemnity and the Company or such Subsidiary (as the case may be) will receive the proceeds of such insurance or indemnity within thirty (30) days of the issuance of such judgment;
(xii)    the Company and/or any Subsidiary, individually or in the aggregate, either (i) fails to pay, when due, or within any applicable grace period, any payment with respect to any Indebtedness in excess of $1,000,000 due to any third party (other than, with respect to unsecured Indebtedness only, payments contested by the Company and/or such Subsidiary (as the case may be) in good faith by proper proceedings and with respect to which adequate reserves have been set aside for the payment thereof in accordance with GAAP) or is otherwise in breach or violation of any agreement for monies owed or owing in an amount in excess of $1,000,000, which breach or violation permits the other party thereto to declare a default or otherwise accelerate amounts due thereunder, or (ii) suffer to exist any other circumstance or event that would, with or without the passage of time or the giving of notice, result in a default or event of default under any agreement binding the Company or any Subsidiary, which default or event of default would or is likely to have a material adverse effect on the business, assets, operations (including results thereof), liabilities, properties, condition (including financial condition) or prospects of the Company or any of its Subsidiaries, individually or in the aggregate;

4937-6337-7752v.6

(xiii)    other than as specifically set forth in another clause of this Section 5(a), the Company or any Subsidiary breaches any representation or warranty in any material respect (other than representations or warranties subject to material adverse effect or materiality, which may not be breached in any respect) or any covenant or other term or condition of any Transaction Document, except, in the case of a breach of a covenant or other term or condition that is curable, only if such breach remains uncured for a period of two (2) consecutive Trading Days;
(xiv)    (xvi)    a false or inaccurate certification (including a false or inaccurate deemed certification) by the Company that either (A) the Equity Conditions are satisfied, (B) there has been no Equity Conditions Failure, or (C) as to whether any Triggering Event has occurred;
(i)    any Preferred Shares remain outstanding on or after September 30, 2026;
(ii)    any breach or failure in any respect by the Company or any Subsidiary to comply with any provision of Section 13 of this Certificate of Designations;
(iii)    the electronic transfer by the Company of shares of Common Stock through the Depository Trust Company or another established clearing corporation is no longer available or is subject to a “chill”;
(iv)any Change of Control occurs without the prior written consent of the Required Holders;
(xv)any Material Adverse Effect (as defined in the Exchange Agreement) occurs; or
(v)any provision of any Transaction Document shall at any time for any reason (other than pursuant to the express terms thereof) cease to be valid and binding on or enforceable against the Company, or the validity or enforceability thereof shall be contested, directly or indirectly, by the Company or any Subsidiary, or a proceeding shall be commenced by the Company or any Subsidiary or any Governmental Authority having jurisdiction over any of them, seeking to establish the invalidity or unenforceability thereof or the Company or any of its Subsidiaries shall deny in writing that it has any liability or obligation purported to be created under one or more Transaction Documents.
(b)Notice of a Triggering Event. Upon the occurrence of a Triggering Event with respect to the Preferred Shares, the Company shall within two (2) Business Days deliver written notice thereof via electronic mail and overnight courier (with next day delivery specified) (a “Triggering Event Notice”) to each Holder.
(c)Mandatory Redemption upon Bankruptcy Triggering Event. Notwithstanding anything to the contrary herein, and notwithstanding any conversion that is then required or in process, upon any Bankruptcy Triggering Event, the Company shall immediately redeem, in cash, each of the Preferred Shares then outstanding at a redemption price equal to the greater of (i) the product of (A) the Conversion Amount to be redeemed multiplied by (B) the Required Premium and (ii) the product of (X) the Conversion Rate (calculated using the lowest Alternate Conversion Price during the

4937-6337-7752v.6

period commencing on the 20th Trading Day immediately preceding such public announcement and ending on the date the Company makes the entire redemption payment pursuant to this Section 5(c)) with respect to the Conversion Amount in effect immediately following the date of initial public announcement (or public filing of bankruptcy documents, as applicable) of such Bankruptcy Triggering Event multiplied by (Y) the product of (1) the Required Premium multiplied by (2) the greatest Closing Sale Price of the Common Stock on any Trading Day during the period commencing on the date immediately preceding such Bankruptcy Triggering Event and ending on the date the Company makes the entire payment required to be made under this Section 5(c), without the requirement for any notice or demand or other action by any Holder or any other person or entity, provided that a Holder may, in its sole discretion, waive such right to receive payment upon a Bankruptcy Triggering Event, in whole or in part, and any such waiver shall not affect any other rights of such Holder or any other Holder hereunder, including any other rights in respect of such Bankruptcy Triggering Event or any right to conversion (or Alternate Conversion), as applicable.
6.Rights Upon Fundamental Transactions.
(a)Assumption. The Company shall not enter into or be party to a Fundamental Transaction unless the Successor Entity assumes in writing all of the obligations of the Company under this Certificate of Designations and the other Transaction Documents in accordance with the provisions of this Section 6(a) pursuant to written agreements in form and substance reasonably satisfactory to the Required Holders, including agreements to deliver to each holder of Preferred Shares in exchange for such Preferred Shares a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Certificate of Designations, including, without limitation, having a stated value and dividend rate equal to the stated value and dividend rate of the Preferred Shares held by the Holders and having similar ranking to the Preferred Shares, and reasonably satisfactory to the Required Holders. Upon the occurrence of any Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Certificate of Designations and the other Transaction Documents referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Certificate of Designations and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Company herein and therein. In addition to the foregoing, upon consummation of a Fundamental Transaction, the Successor Entity shall deliver to each Holder confirmation that there shall be issued upon conversion or redemption of the Preferred Shares at any time after the consummation of such Fundamental Transaction, in lieu of the shares of Common Stock (or other securities, cash, assets or other property (except such items still issuable under Sections 7 and 15, which shall continue to be receivable thereafter)) issuable upon the conversion or redemption of the Preferred Shares prior to such Fundamental Transaction, such shares of the publicly traded common stock (or their equivalent) of the Successor Entity (including its Parent Entity) which each Holder would have been entitled to receive upon the happening of such Fundamental Transaction had all the Preferred Shares held by each Holder been converted immediately prior to such Fundamental Transaction (without regard to any limitations on the conversion of the Preferred Shares contained in this Certificate of Designations), as adjusted in accordance with the provisions of this Certificate of Designations. Notwithstanding the foregoing, such Holder may elect, at its sole option, by delivery of written notice to the Company to waive this Section 6(a) to permit the Fundamental Transaction without the assumption of the Preferred Shares. The provisions of this Section 6 shall apply similarly and equally to

4937-6337-7752v.6

successive Fundamental Transactions and shall be applied without regard to any limitations on the conversion or redemption of the Preferred Shares.
(b)Notice of a Change of Control; Change of Control Election Notice. No sooner than the earlier of (x) twenty (20) Trading Days prior to the consummation of a Change of Control or (y) the public announcement of the entry into an agreement with respect to a Change of Control, nor later than ten (10) Trading Days prior to the consummation of a Change of Control (the “Change of Control Date”), the Company shall deliver written notice thereof via electronic mail and overnight courier to each Holder (a “Change of Control Notice”). At any time during the period beginning after a Holder’s receipt of a Change of Control Notice or such Holder becoming aware of a Change of Control if a Change of Control Notice is not delivered to such Holder in accordance with the immediately preceding sentence (as applicable) and ending on twenty (20) Trading Days after the later of (A) the date of consummation of such Change of Control or (B) the date of receipt of such Change of Control Notice or (C) the date of the announcement of such Change of Control, such Holder may require, by delivering written notice thereof (“Change of Control Election Notice”) to the Company (which Change of Control Election Notice shall indicate the number of Preferred Shares subject to such election), to have the Company exchange such Holder’s Preferred Shares designated in such Change of Control Election Notice for consideration equal to the Change of Control Election Price (as defined below), to be satisfied at the Company’s election (such election to pay in cash or by delivery of the Rights (as defined below), a “Consideration Election”), in either (I) rights (with a beneficial ownership limitation in the form of Section 4(d) hereof, mutatis mutandis) (collectively, the “Rights”), convertible in whole, or in part, at any time, without the requirement to pay any additional consideration, at the option of the Required Holders, into such Corporate Event Consideration (as defined below) applicable to such Change of Control equal in value to the Change of Control Election Price (as determined with the fair market value of the aggregate number of Successor Shares (as defined below) issuable upon conversion of the Rights to be determined in increments of 10% (or such greater percentage as the applicable Holder may notify the Company from time to time) of the portion of the Change of Control Election Price attributable to such Successor Shares (the “Successor Share Value Increment”), with the aggregate number of Successor Shares issuable upon exercise of the Rights with respect to the first Successor Share Value Increment determined based on 70% of the VWAP of the Successor Shares on the date the Rights are issued and on each of the nine (9) subsequent Trading Days, in each case, the aggregate number of additional Successor Shares issuable upon exercise of the Rights shall be determined based upon a Successor Share Value Increment at 70% of the VWAP of the Successor Shares in effect for such corresponding Trading Day (such ten (10) Trading Day period commencing on, and including, the date the Rights are issued, the “Rights Measuring Period”)) or (II) in cash; provided, that the Company shall not consummate a Change of Control if the Corporate Event Consideration includes capital stock or other equity interest (the “Successor Shares”) either in an entity that is not listed on an Eligible Market or an entity in which the daily share volume for the applicable Successor Shares for each of the twenty (20) Trading Days prior to the date of consummation of such Change of Control is less than the aggregate number of Successor Shares issuable to all Holders upon conversion in full of the applicable Rights (without regard to any limitations on conversion therein, assuming the exercise in full of the Rights on the date of issuance of the Rights and assuming the VWAP of the Successor Shares for each Trading Day in the Rights Measuring Period is the VWAP on the Trading Day ended immediately prior to the time of consummation of the Change of Control). The Company shall give each Holder written notice of each Consideration Election at least twenty (20) Trading Days prior to the time of consummation of such Change of

4937-6337-7752v.6

Control. Payment of such amounts or delivery of the Rights, as applicable, shall be made by the Company (or at the Company’s direction) to each Holder on the later of (x) the second (2nd) Trading Day after the date of such request and (y) the date of consummation of such Change of Control (or, with respect to any Right, if applicable, such later time that holders of shares of Common Stock are initially entitled to receive Corporate Event Consideration with respect to the shares of Common Stock of such holder). Any Corporate Event Consideration included in the Rights, if any, pursuant to this Section 6(b) is pari passu with the Corporate Event Consideration to be paid to holders of shares of Common Stock and the Company shall not permit a payment of any Corporate Event Consideration to the holders of shares of Common Stock without on or prior to such time delivering the Right to the Holders in accordance herewith. Cash payments, if any, required by this Section 6(b) shall have priority to payments to all other stockholders of the Company in connection with such Change of Control. Notwithstanding anything to the contrary in this Section 6(b), but subject to Section 4(d), until the applicable Change of Control Election Price is paid in full to the applicable Holder in cash or Corporate Event Consideration in accordance herewith, the Preferred Shares submitted by such Holder for exchange or payment, as applicable, under this Section 6(b) may be converted, in whole or in part, by such Holder into Common Stock pursuant to Section 4 or in the event the Conversion Date is after the consummation of such Change of Control, stock or equity interests of the Successor Entity substantially equivalent to the Company’s shares of Common Stock pursuant to Section 6(a). In the event of the Company’s repayment or exchange, as applicable, of any of the Preferred Shares under this Section 6(b), such Holder’s damages would be uncertain and difficult to estimate because of the parties’ inability to predict future interest rates and the uncertainty of the availability of a suitable substitute investment opportunity for a Holder. Accordingly, any Required Premium due under this Section 6(b) is intended by the parties to be, and shall be deemed, a reasonable estimate of such Holder’s actual loss of its investment opportunity and not as a penalty. Notwithstanding anything herein to the contrary, in connection with any redemption hereunder at a time a Holder is entitled to receive a cash payment under any of the other Transaction Documents, at the option of such Holder delivered in writing to the Company, the applicable redemption price hereunder shall be increased by the amount of such cash payment owed to such Holder under such other Transaction Document and, upon payment in full or conversion in accordance herewith, shall satisfy the Company’s payment obligation under such other Transaction Document.
7.Rights Upon Issuance of Purchase Rights and Other Corporate Events.
(a)Purchase Rights. In addition to any adjustments pursuant to Section 8 and Section 15 below, if at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to all or substantially all of the record holders of any class of Common Stock (the “Purchase Rights”), then each Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such Holder could have acquired if such Holder had held the number of shares of Common Stock acquirable upon complete conversion of all the Preferred Shares (without taking into account any limitations or restrictions on the convertibility of the Preferred Shares and assuming for such purpose that all the Preferred Shares were converted at the Alternate Conversion Price as of the applicable record date) held by such Holder immediately prior to the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights; provided, however, to the extent that such Holder’s right to participate in any such Purchase Right would result in such Holder and the other Attribution Parties exceeding

4937-6337-7752v.6

the Maximum Percentage, then such Holder shall not be entitled to participate in such Purchase Right to such extent of the Maximum Percentage (and shall not be entitled to beneficial ownership of such shares of Common Stock as a result of such Purchase Right (and beneficial ownership) to such extent of any such excess) and such Purchase Right to such extent shall be held in abeyance (and, if such Purchase Right has an expiration date, maturity date or other similar provision, such term shall be extended by such number of days held in abeyance, if applicable) for the benefit of such Holder until such time or times, if ever, as its right thereto would not result in such Holder and the other Attribution Parties exceeding the Maximum Percentage, at which time or times such Holder shall be granted such right (and any Purchase Right granted, issued or sold on such initial Purchase Right or on any subsequent Purchase Right held similarly in abeyance (and, if such Purchase Right has an expiration date, maturity date or other similar provision, such term shall be extended by such number of days held in abeyance, if applicable)) to the same extent as if there had been no such limitation.
(b)Other Corporate Events. In addition to and not in substitution for any other rights hereunder, prior to the consummation of any Fundamental Transaction pursuant to which holders of shares of Common Stock are entitled to receive securities or other assets with respect to or in exchange for shares of Common Stock (a “Corporate Event”), the Company shall make appropriate provision to ensure that each Holder will thereafter have the right, at such Holder’s option, to receive upon a conversion of all the Preferred Shares held by such Holder (i) such securities or other assets (the “Corporate Event Consideration”) to which such Holder would have been entitled with respect to such shares of Common Stock had such shares of Common Stock been held by such Holder upon the consummation of such Corporate Event (without taking into account any limitations or restrictions on the convertibility of the Preferred Shares set forth in this Certificate of Designations) or (ii) in lieu of the shares of Common Stock otherwise receivable upon such conversion, such securities or other assets received by the holders of shares of Common Stock in connection with the consummation of such Corporate Event in such amounts as such Holder would have been entitled to receive had the Preferred Shares held by such Holder initially been issued with conversion rights for the form of such consideration (as opposed to shares of Common Stock) at a conversion rate for such consideration commensurate with the Conversion Rate of an Alternate Conversion. Provision made pursuant the preceding sentence shall be in a form and substance reasonably satisfactory to the Required Holders. The provisions of this Section 7 shall apply similarly and equally to successive Corporate Events and shall be applied without regard to any limitations on the conversion or redemption of the Preferred Shares set forth in this Certificate of Designations.
8.Rights Upon Issuance of Other Securities.
(a)Adjustment of Conversion Price upon Issuance of Common Stock. If and whenever on or after the Exchange Date the Company grants, issues or sells (or enters into any agreement to grant, issue or sell), or in accordance with this Section 8(a) is deemed to have granted, issued or sold, any shares of Common Stock (including the granting, issuance or sale of shares of Common Stock owned or held by or for the account of the Company, but excluding any Excluded Securities granted, issued or sold or deemed to have been granted, issued or sold) for a consideration per share (the “New Issuance Price”) less than a price equal to the Conversion Price in effect immediately prior to such granting, issuance or sale or deemed granting, issuance or sale (such Conversion Price then in effect is referred to herein as the “Applicable Price”) (the foregoing a “Dilutive Issuance”), then, immediately after such Dilutive Issuance, the Conversion Price then in effect shall be reduced to an amount equal to the New Issuance

4937-6337-7752v.6

Price. For all purposes of the foregoing (including, without limitation, determining the adjusted Conversion Price and the New Issuance Price under this Section 8(a)), the following shall be applicable:
(i)Issuance of Options. If the Company in any manner grants, issues or sells (or enters into any agreement to grant, issue or sell) any Options and the lowest price per share for which one share of Common Stock is at any time issuable upon the exercise of any such Option or upon conversion, exercise or exchange of any Convertible Securities issuable upon exercise of any such Option or otherwise pursuant to the terms thereof is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting, issuance or sale of such Option for such price per share. For purposes of this Section 8(a)(i), the “lowest price per share for which one share of Common Stock is at any time issuable upon the exercise of any such Option or upon conversion, exercise or exchange of any Convertible Securities issuable upon exercise of any such Option or otherwise pursuant to the terms thereof” shall be equal to (1) the lower of (x) the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon the granting, issuance or sale of such Option, upon exercise of such Option and upon conversion, exercise or exchange of any Convertible Security issuable upon exercise of such Option or otherwise pursuant to the terms thereof and (y) the lowest exercise price set forth in such Option for which one share of Common Stock is issuable (or may become issuable assuming all possible market conditions) upon the exercise of any such Options or upon conversion, exercise or exchange of any Convertible Securities issuable upon exercise of any such Option or otherwise pursuant to the terms thereof, minus (2) the sum of all amounts paid or payable to the holder of such Option (or any other Person) with respect to any one share of Common Stock upon the granting, issuance or sale of such Option, upon exercise of such Option and upon conversion, exercise or exchange of any Convertible Security issuable upon exercise of such Option or otherwise pursuant to the terms thereof plus the value of any other consideration (including, without limitation, consideration consisting of cash, debt forgiveness, assets or any other property) received or receivable by, or benefit conferred on, the holder of such Option (or any other Person). Except as contemplated below, no further adjustment of the Conversion Price shall be made upon the actual issuance of such share of Common Stock or of such Convertible Securities upon the exercise of such Options or otherwise pursuant to the terms thereof or upon the actual issuance of such shares of Common Stock upon conversion, exercise or exchange of such Convertible Securities.
(ii)Issuance of Convertible Securities. If the Company in any manner issues or sells (or enters into any agreement to issue or sell) any Convertible Securities and the lowest price per share for which one share of Common Stock is at any time issuable upon the conversion, exercise or exchange thereof or otherwise pursuant to the terms thereof is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the issuance or sale (or the time of execution of such agreement to issue or sell, as applicable) of such Convertible Securities for such price per share. For the purposes of this Section 8(a)(ii), the “lowest price per share for which one share of Common Stock is at any time issuable upon the conversion, exercise or exchange thereof or otherwise pursuant to the terms thereof” shall be equal to (1) the lower of (x) the sum of the lowest

4937-6337-7752v.6

amounts of consideration (if any) received or receivable by the Company with respect to one share of Common Stock upon the issuance or sale (or pursuant to the agreement to issue or sell, as applicable) of the Convertible Security and upon conversion, exercise or exchange of such Convertible Security or otherwise pursuant to the terms thereof and (y) the lowest conversion price set forth in such Convertible Security for which one share of Common Stock is issuable (or may become issuable assuming all possible market conditions) upon conversion, exercise or exchange thereof or otherwise pursuant to the terms thereof minus (2) the sum of all amounts paid or payable to the holder of such Convertible Security (or any other Person) with respect to any one share of Common Stock upon the issuance or sale (or the agreement to issue or sell, as applicable) of such Convertible Security plus the value of any other consideration received or receivable (including, without limitation, any consideration consisting of cash, debt forgiveness, assets or other property) by, or benefit conferred on, the holder of such Convertible Security (or any other Person). Except as contemplated below, no further adjustment of the Conversion Price shall be made upon the actual issuance of such shares of Common Stock upon conversion, exercise or exchange of such Convertible Securities or otherwise pursuant to the terms thereof, and if any such issuance or sale of such Convertible Securities is made upon exercise of any Options for which adjustment of the Conversion Price has been or is to be made pursuant to other provisions of this Section 8(a), except as contemplated below, no further adjustment of the Conversion Price shall be made by reason of such issuance or sale.
(iii)Change in Option Price or Rate of Conversion. If the purchase or exercise price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion, exercise or exchange of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exercisable or exchangeable for shares of Common Stock increases or decreases at any time (other than proportional changes in conversion or exercise prices, as applicable, in connection with an event referred to in Section 8(a) below), the Conversion Price in effect at the time of such increase or decrease shall be adjusted to the Conversion Price which would have been in effect at such time had such Options or Convertible Securities provided for such increased or decreased purchase price, additional consideration or increased or decreased conversion rate (as the case may be) at the time initially granted, issued or sold. For purposes of this Section 8(a)(iii), if the terms of any Option or Convertible Security (including, without limitation, any Option or Convertible Security that was outstanding as of the Exchange Date) are increased or decreased in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the shares of Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such increase or decrease. No adjustment pursuant to this Section 8(a) shall be made if such adjustment would result in an increase of the Conversion Price then in effect.
(iv)Calculation of Consideration Received. If any Option and/or Convertible Security and/or Adjustment Right is issued in connection with the issuance or sale or deemed issuance or sale of any other securities of the Company (as determined by the Required Holder, the “Primary Security”, and such Option and/or Convertible Security and/or Adjustment Right, the “Secondary Securities”), together comprising one integrated transaction (or one or more transactions if such issuances or sales or deemed issuances or sales of

4937-6337-7752v.6

securities of the Company either (A) have at least one investor or purchaser in common, (B) are consummated in reasonable proximity to each other and/or (C) are consummated under the same plan of financing), the aggregate consideration per share of Common Stock with respect to such Primary Security shall be deemed to be equal to the difference of (x) the lowest price per share for which one share of Common Stock was issued (or was deemed to be issued pursuant to Section 8(a)(i) or 8(a)(ii) above, as applicable) in such integrated transaction solely with respect to such Primary Security, minus (y) with respect to such Secondary Securities, the sum of (I) the Black Scholes Consideration Value of each such Option, if any, (II) the fair market value (as determined by the Required Holder in good faith) or the Black Scholes Consideration Value, as applicable, of such Adjustment Right, if any, and (III) the fair market value (as determined by the Required Holder) of such Convertible Security, if any, in each case, as determined on a per share basis in accordance with this Section 8(a)(iv). If any shares of Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor (for the purpose of determining the consideration paid for such Common Stock, Option or Convertible Security, but not for the purpose of the calculation of the Black Scholes Consideration Value) will be deemed to be the net amount of consideration received by the Company therefor. If any shares of Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of such consideration received by the Company (for the purpose of determining the consideration paid for such Common Stock, Option or Convertible Security, but not for the purpose of the calculation of the Black Scholes Consideration Value) will be the fair value of such consideration, except where such consideration consists of publicly traded securities, in which case the amount of consideration received by the Company for such securities will be the arithmetic average of the VWAPs of such security for each of the five (5) Trading Days immediately preceding the date of receipt. If any shares of Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity, the amount of consideration therefor (for the purpose of determining the consideration paid for such Common Stock, Option or Convertible Security, but not for the purpose of the calculation of the Black Scholes Consideration Value) will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such shares of Common Stock, Options or Convertible Securities (as the case may be). The fair value of any consideration other than cash or publicly traded securities will be determined jointly by the Company and the Required Holder. If such parties are unable to reach agreement within ten (10) days after the occurrence of an event requiring valuation (the “Valuation Event”), the fair value of such consideration will be determined within five (5) Trading Days after the tenth (10th) day following such Valuation Event by an independent, reputable appraiser jointly selected by the Company and the Required Holder. The determination of such appraiser shall be final and binding upon all parties absent manifest error and the fees and expenses of such appraiser shall be borne by the Company.
(v)    Record Date. If the Company takes a record of the holders of shares of Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in shares of Common Stock, Options or in Convertible Securities or (B) to subscribe for or purchase shares of Common Stock, Options or Convertible Securities, then such record date will be deemed to be the date of the issuance or sale of the shares of Common Stock deemed to have

4937-6337-7752v.6

been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase (as the case may be).
(b)Adjustment of Conversion Price upon Subdivision or Combination of Common Stock. Without limiting any provision of Section 7 or Section 15, if the Company at any time on or after the Exchange Date subdivides (by any stock split, stock dividend, stock combination, recapitalization or other similar transaction) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced. Without limiting any provision of Section 7 or Section 15, if the Company at any time on or after the Exchange Date combines (by any stock split, stock dividend, stock combination, recapitalization or other similar transaction) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination will be proportionately increased. Any adjustment pursuant to this Section 8(b) shall become effective immediately after the effective date of such subdivision or combination. If any event requiring an adjustment under this Section 8(b) occurs during the period that a Conversion Price is calculated hereunder, then the calculation of such Conversion Price shall be adjusted appropriately to reflect such event.
(c)Holder’s Right of Adjusted Conversion Price. In addition to and not in limitation of the other provisions of this Section 8(c), if the Company in any manner issues or sells or enters into any agreement to issue or sell, any Common Stock, Options or Convertible Securities (excluding any Permitted VRT) (any such securities, “Variable Price Securities”) after the Exchange Date that are issuable pursuant to such agreement or convertible into or exchangeable or exercisable for shares of Common Stock at a price which varies or may vary with the market price of the shares of Common Stock, including by way of one or more reset(s) to a fixed price, but exclusive of such formulations reflecting share splits, share combinations, and share dividends (each of the formulations for such variable price being herein referred to as, the “Variable Price”), the Company shall provide written notice thereof via electronic mail and overnight courier to each Holder on the date of such agreement and/or the issuance of such shares of Common Stock, Convertible Securities or Options, as applicable. From and after the date the Company enters into such agreement or issues any such Variable Price Securities, each Holder shall have the right, but not the obligation, in its sole discretion to substitute the Variable Price for the Conversion Price upon conversion of the Preferred Shares by designating in the Conversion Notice delivered upon any conversion of Preferred Shares that solely for purposes of such conversion such Holder is relying on the Variable Price rather than the Conversion Price then in effect. A Holder’s election to rely on a Variable Price for a particular conversion of Preferred Shares shall not obligate such Holder to rely on a Variable Price for any future conversions of Preferred Shares.
(d)Calculations. All calculations under this Section 8 shall be made by rounding to the nearest cent or the nearest 1/100th of a share, as applicable. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.
(e)Voluntary Adjustment by Company. Subject to the rules and regulations of the Principal Market, the Company may at any time any Preferred Shares remain outstanding, with the prior written consent of the Required Holder, reduce the then

4937-6337-7752v.6

current Conversion Price to any amount and for any period of time deemed appropriate by the Board.
(f)Adjustments. If on either of (i) the thirtieth (30th) calendar day after the Initial Issuance Date or (ii) the sixtieth (60th) calendar day after the Initial Issuance Date, as applicable, (each, an “Adjustment Date”), the Conversion Price then in effect is greater than the greater of (A) the Floor Price and (B) the Market Price then in effect (the “Adjustment Price”), on the Adjustment Date the Conversion Price shall automatically lower to the Adjustment Price.
(g)Exchange Right. Notwithstanding anything herein to the contrary, if the Company or any of its Subsidiaries consummates any Subsequent Placement (other than with respect to Excluded Securities), and a Holder elects in writing to the Company to participate in such Subsequent Placement, each such Holder may, at the option of such Holder as elected in writing to the Company, exchange all, or any part, of the Preferred Shares of such Holder into the securities in such Subsequent Placement (with the aggregate amount of such securities to be issued in such exchange equal to such aggregate amount of such securities with a purchase price valued at 125% of the Conversion Amount of the Preferred Shares delivered by such Holder in exchange therefor).
9.Redemption at the Company’s Election. At any time, the Company shall have the right to redeem all, but not less than all, of the Preferred Shares then outstanding (the “Company Optional Redemption Amount”) on the Company Optional Redemption Date (each as defined below) (a “Company Optional Redemption”). The Preferred Shares subject to redemption pursuant to this Section 9 shall be redeemed by the Company in cash at a price (the “Company Optional Redemption Price”) equal to 125% of the greater of (i) the Conversion Amount being redeemed as of the Company Optional Redemption Date and (ii) the product of (1) the Conversion Rate with respect to the Conversion Amount being redeemed as of the Company Optional Redemption Date multiplied by (2) the greatest Closing Sale Price of the Common Stock on any Trading Day during the period commencing on the date immediately preceding such Company Optional Redemption Notice Date and ending on the Trading Day immediately prior to the date the Company makes the entire payment required to be made under this Section 9. The Company may exercise its right to require redemption under this Section 9 by delivering a written notice thereof by electronic mail and overnight courier to all, but not less than all, of the Holders (the “Company Optional Redemption Notice” and the date all of the Holders received such notice is referred to as the “Company Optional Redemption Notice Date”). Such Company Optional Redemption Notice shall be irrevocable; provided that the Company Optional Redemption Notice may be conditioned upon the consummation of a refinancing transaction or a Going Private Transaction. The Company Optional Redemption Notice shall (x) state the date on which the Company Optional Redemption shall occur (the “Company Optional Redemption Date”) which date shall not be less than ten (10) Trading Days nor more than twenty (20) Trading Days following the Company Optional Redemption Notice Date, and (y) state the aggregate Conversion Amount of the Preferred Shares which is being redeemed in such Company Optional Redemption from such Holder and all of the other Holders of the Preferred Shares pursuant to this Section 9 on the Company Optional Redemption Date. The Company shall deliver the applicable Company Optional Redemption Price to each Holder in cash on the applicable Company Optional Redemption Date. Notwithstanding anything herein to the contrary, at any time prior to the date the Company Optional Redemption Price is paid, in full, the Company Optional Redemption Amount may be converted, in whole or in part, by any Holder into shares of Common Stock pursuant to Section 4. All Conversion Amounts converted by a Holder after the Company Optional Redemption Notice Date shall reduce the Company Optional Redemption Amount of the Preferred Shares of such Holder required to be redeemed on

4937-6337-7752v.6

the Company Optional Redemption Date. In the event of the Company’s redemption of any of the Preferred Shares under this Section 9, a Holder’s damages would be uncertain and difficult to estimate because of the parties’ inability to predict future interest rates and the uncertainty of the availability of a suitable substitute investment opportunity for such Holder. Accordingly, any redemption premium due under this Section 9 is intended by the parties to be, and shall be deemed, a reasonable estimate of such Holder’s actual loss of its investment opportunity and not as a penalty. For the avoidance of doubt, the Company shall have no right to effect a Company Optional Redemption if any Triggering Event has occurred and continuing, but any Triggering Event shall have no effect upon any Holder’s right to convert Preferred Shares in its discretion. Notwithstanding the foregoing, with respect to a Going Private Transaction, the Company may effect a Company Optional Redemption under this Section 9, but with “Change of Control Election Price” replacing “Company Optional Redemption Price” for all purposes in this Section 9 in connection therewith.
10.Noncircumvention. The Company hereby covenants and agrees that the Company will not, by amendment of its Certificate of Incorporation, bylaws or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Certificate of Designations, and will at all times in good faith carry out all the provisions of this Certificate of Designations and take all action as may be required to protect the rights of the Holders hereunder. Without limiting the generality of the foregoing or any other provision of this Certificate of Designations or the other Transaction Documents, the Company (a) shall not increase the par value of any shares of Common Stock receivable upon the conversion of any Preferred Shares above the Conversion Price then in effect, (b) shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock upon the conversion of Preferred Shares and (c) shall, so long as any Preferred Shares are outstanding, take all action necessary to reserve and keep available out of its authorized and unissued shares of Common Stock, solely for the purpose of effecting the conversion of the Preferred Shares, the maximum number of shares of Common Stock as shall from time to time be necessary to effect the conversion of the Preferred Shares then outstanding (without regard to any limitations on conversion contained herein). Notwithstanding anything herein to the contrary, if after the sixty (60) calendar day anniversary of the Initial Issuance Date, each Holder is not permitted to convert such Holder’s Preferred Shares in full for any reason (other than pursuant to restrictions set forth in Section 4(d) hereof), the Company shall use its best efforts to promptly remedy such failure, including, without limitation, obtaining such consents or approvals as necessary to effect such conversion into shares of Common Stock.
11.Authorized Shares.
(a)Reservation. So long as any Preferred Shares remain outstanding, the Company shall at all times reserve at least 100% of the number of shares of Common Stock as shall from time to time be necessary to effect the conversion, including without limitation, Alternate Conversions, of all of the Preferred Shares then outstanding (assuming for purposes hereof that (x) the Preferred Shares are convertible at the Floor Price then in effect, (y) dividends on the Preferred Shares shall accrue through September 30, 2026 and will be converted in shares of Common Stock at a dividend conversion price equal to the Floor Price then in effect, and (z) any such conversion shall not take into account any limitations on the conversion of the Preferred Shares set forth herein) (the “Required Reserve Amount”). The Required Reserve Amount (including, without limitation, each increase in the number of shares so reserved) shall be allocated pro rata among the Holders based on the number of the Preferred Shares held by each Holder on the Initial Issuance Date or increase in the number of reserved shares, as the case may be

4937-6337-7752v.6

(the “Authorized Share Allocation”). In the event that a Holder shall sell or otherwise transfer any of such Holder’s Preferred Shares, each transferee shall be allocated a pro rata portion of such Holder’s Authorized Share Allocation. Any shares of Common Stock reserved and allocated to any Person which ceases to hold any Preferred Shares shall be allocated to the remaining Holders of Preferred Shares, pro rata based on the number of the Preferred Shares then held by the Holders. Notwithstanding the foregoing, a Holder may allocate its Authorized Share Allocation to any other of the securities of the Company held by such Holder (or any of its designees) by delivery of a written notice to the Company.
(b)Insufficient Authorized Shares. If, notwithstanding Section 11(a) and not in limitation thereof, at any time while any of the Preferred Shares remain outstanding the Company does not have a sufficient number of authorized and unreserved shares of Common Stock to satisfy its obligation to reserve for issuance upon conversion of the Preferred Shares at least a number of shares of Common Stock equal to the Required Reserve Amount (an “Authorized Share Failure”), then the Company shall immediately take all action necessary to increase the Company’s authorized shares of Common Stock to an amount sufficient to allow the Company to reserve the Required Reserve Amount for the Preferred Shares then outstanding (or deemed outstanding pursuant to Section 11(a) above). Without limiting the generality of the foregoing sentence, as soon as practicable after the date of the occurrence of an Authorized Share Failure, but in no event later than seventy-five (75) days after the occurrence of such Authorized Share Failure, the Company shall hold a meeting of its stockholders for the approval of an increase in the number of authorized shares of Common Stock. In connection with such meeting, the Company shall provide each stockholder with a proxy statement and shall use its best efforts to solicit its stockholders’ approval of such increase in authorized shares of Common Stock and to cause its board of directors to recommend to the stockholders that they approve such proposal (or, if a majority of the voting power then in effect of the capital stock of the Company consents to such increase, in lieu of such proxy statement, deliver to the stockholders of the Company an information statement that has been filed with (and either approved by or not subject to comments from) the SEC with respect thereto). Notwithstanding the foregoing, if at any such time of an Authorized Share Failure, the Company is able to obtain the written consent of a majority of the shares of its issued and outstanding shares of Common Stock to approve the increase in the number of authorized shares of Common Stock, the Company may satisfy this obligation by obtaining such consent and submitting for filing with the SEC an Information Statement on Schedule 14C. In the event that the Company is prohibited from issuing shares of Common Stock to a Holder upon any conversion due to the failure by the Company to have sufficient shares of Common Stock available out of the authorized but unissued shares of Common Stock (such unavailable number of shares of Common Stock, the “Authorized Failure Shares”), in lieu of delivering such Authorized Failure Shares to such Holder, the Company shall pay cash in exchange for the redemption of such portion of the Conversion Amount of the Preferred Shares convertible into such Authorized Failure Shares at a price equal to the sum of (i) the product of (x) such number of Authorized Failure Shares and (y) the greatest Closing Sale Price of the Common Stock on any Trading Day during the period commencing on the date such Holder delivers the applicable Conversion Notice with respect to such Authorized Failure Shares to the Company and ending on the date of such issuance and payment under this Section 11(b); and (ii) to the extent such Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by such Holder of Authorized Failure Shares, any brokerage commissions and other out-of-pocket expenses, if any, of such Holder incurred in connection therewith. Nothing

4937-6337-7752v.6

contained in Section 11(a) or this Section 11(b) shall limit any obligations of the Company under any provision of the Exchange Agreement.
12.Voting Rights. The holders of the Preferred Shares shall have no voting power and no right to vote on any matter at any time, either as a separate series or class or together with any other series or class of share of capital stock, and shall not be entitled to call a meeting of such holders for any purpose nor shall they be entitled to participate in any meeting of the holders of Common Stock, except as provided in this Section 12 and Section 16 or as otherwise required by the DGCL. To the extent that under the DGCL the vote of the holders of the Preferred Shares, voting separately as a class or series, as applicable, is required to authorize a given action of the Company, the affirmative vote or consent of the Required Holders of the Preferred Shares, voting together in the aggregate and not in separate series unless required under the DGCL, represented at a duly held meeting at which a quorum is presented or by written consent of the Required Holders (except as otherwise may be required under the DGCL), voting together in the aggregate and not in separate series unless required under the DGCL, shall constitute the approval of such action by both the class or the series, as applicable. Holders of the Preferred Shares shall be entitled to written notice of all stockholder meetings or written consents (and copies of proxy materials and other information sent to stockholders) with respect to which they would be entitled to vote, which notice would be provided pursuant to the Company’s bylaws (the “Bylaws”) and the DGCL.
13.Covenants. Without the prior consent of the Required Holders:
(a)Incurrence of Indebtedness. The Company shall not, and the Company shall cause each of its Subsidiaries to not, directly or indirectly, incur or guarantee, assume or suffer to exist any Indebtedness (other than Permitted Indebtedness).
(b)Existence of Liens. The Company shall not, and the Company shall cause each of its Subsidiaries to not, directly or indirectly, allow or suffer to exist any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by the Company or any of its Subsidiaries (collectively, “Liens”) other than Permitted Liens.
(c)Restricted Payments and Investments. The Company shall not, and the Company shall cause each of its Subsidiaries to not, directly or indirectly, redeem, defease, repurchase, repay or make any payments in respect of, by the payment of cash or cash equivalents (in whole or in part, whether by way of open market purchases, tender offers, private transactions or otherwise), all or any portion of any Indebtedness (other pursuant to this Certificate of Designations) whether by way of payment in respect of principal of (or premium, if any) or interest on, such Indebtedness or make any Investment, as applicable, if at the time such payment with respect to such Indebtedness and/or Investment, as applicable, is due or is otherwise made or, after giving effect to such payment, (i) an event constituting a Triggering Event has occurred and is continuing or (ii) an event that with the passage of time and without being cured would constitute a Triggering Event has occurred and is continuing.
(d)Restriction on Redemption and Cash Dividends. The Company shall not, and the Company shall cause each of its Subsidiaries to not, directly or indirectly, redeem, repurchase or declare or pay any cash dividend or distribution on any of its capital stock (other than as required by this Certificate of Designations).
(e)Restriction on Transfer of Assets. The Company shall not, and the Company shall cause each of its Subsidiaries to not, directly or indirectly, sell, lease,

4937-6337-7752v.6

license, assign, transfer, spin-off, split-off, close, convey or otherwise dispose of any assets or rights of the Company or any Subsidiary owned or hereafter acquired whether in a single transaction or a series of related transactions, other than (i) sales, leases, licenses, assignments, transfers, conveyances and other dispositions of such assets or rights by the Company and its Subsidiaries in the ordinary course of business consistent with its past practice and, (ii) sales of inventory and product in the ordinary course of business.
(f)Change in Nature of Business. The Company shall not, and the Company shall cause each of its Subsidiaries to not, directly or indirectly, engage in any material line of business substantially different from those lines of business conducted by or publicly contemplated to be conducted by the Company and each of its Subsidiaries on the Exchange Date or any business substantially related or incidental thereto. The Company shall not, and the Company shall cause each of its Subsidiaries to not, directly or indirectly, modify its or their corporate structure or purpose.
(g)Preservation of Existence, Etc. The Company shall maintain and preserve, and cause each of its Subsidiaries to maintain and preserve, its existence, rights and privileges, and become or remain, and cause each of its Subsidiaries to become or remain, duly qualified and in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary, except where the failure to become or remain duly qualified or in good standing could not reasonably be expected to result in a Material Adverse Effect.
(h)Maintenance of Properties, Etc. The Company shall maintain and preserve, and cause each of its Subsidiaries to maintain and preserve, all of its material properties which are necessary or useful in the proper conduct of its business in good working order and condition, ordinary wear and tear excepted, and comply, and cause each of its Subsidiaries to materially comply, at all times with the provisions of all leases to which it is a party as lessee or under which it occupies property, so as to prevent any loss or forfeiture thereof or thereunder.
(i)Maintenance of Intellectual Property. The Company will, and will cause each of its Subsidiaries to, take all action necessary or advisable to maintain all of the Intellectual Property Rights of the Company and/or any of its Subsidiaries that are necessary or material to the conduct of its business in full force and effect.
(j)Maintenance of Insurance. The Company shall maintain, and cause each of its Subsidiaries to maintain, insurance with responsible and reputable insurance companies or associations (including, without limitation, comprehensive general liability, hazard, rent and business interruption insurance) with respect to its properties (including all real properties leased or owned by it) and business, in such amounts and covering such risks as is required by any Governmental Authority having jurisdiction with respect thereto or as is carried generally in accordance with sound business practice by companies in similar businesses similarly situated.
(k)Transactions with Affiliates. The Company shall not, nor shall it permit any of its Subsidiaries to, enter into, renew, extend or be a party to, any transaction or series of related transactions (including, without limitation, the purchase, sale, lease, transfer or exchange of property or assets of any kind or the rendering of services of any kind) with any affiliate, except transactions in the ordinary course of business in a manner and to an extent consistent with past practice and necessary or desirable for the prudent operation of its business, for fair consideration and on terms no less favorable to it or its

4937-6337-7752v.6

Subsidiaries than would be obtainable in a comparable arm’s length transaction with a Person that is not an affiliate thereof.
(l)Restricted Issuances. The Company shall not, directly or indirectly, without the prior written consent of the Required Holders, (i) issue any Preferred Shares (other than as contemplated by the Exchange Agreement and this Certificate of Designations), (ii) issue any other securities that would cause a breach or default under this Certificate of Designations or (iii) issue any securities at a New Issuance Price less than the Floor Price then in effect.
(m) Stay, Extension and Usury Laws. To the extent that it may lawfully do so, the Company (A) agrees that it will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law (wherever or whenever enacted or in force) that may affect the covenants or the performance of this Certificate of Designations; and (B) expressly waives all benefits or advantages of any such law and agrees that it will not, by resort to any such law, hinder, delay or impede the execution of any power granted to the Holders by this Certificate of Designations, but will suffer and permit the execution of every such power as though no such law has been enacted.
(n)Taxes. The Company and its Subsidiaries shall pay when due all material taxes, fees or other charges of any nature whatsoever (together with any related interest or penalties) now or hereafter imposed or assessed against the Company and its Subsidiaries or their respective assets or upon their ownership, possession, use, operation or disposition thereof or upon their rents, receipts or earnings arising therefrom (except where the failure to pay would not, individually or in the aggregate, have a material effect on the Company or any of its Subsidiaries). The Company and its Subsidiaries shall file on or before the due date therefor all personal property tax returns (except where the failure to file would not, individually or in the aggregate, have a material effect on the Company or any of its Subsidiaries). Notwithstanding the foregoing, the Company and its Subsidiaries may contest, in good faith and by appropriate proceedings, taxes for which they maintain adequate reserves therefor in accordance with GAAP.
(o)PCAOB Registered Auditor. At all times any Preferred Shares remain outstanding, the Company shall have engaged an independent auditor to audit its financial statements that is registered with (and in compliance with the rules and regulations of) the Public Company Accounting Oversight Board.
(p) Independent Investigation. At the request of the Required Holders either (x) at any time when a Triggering Event has occurred and is continuing, (y) upon the occurrence of an event that with the passage of time or giving of notice would constitute a Triggering Event or (z) at any time such Required Holders reasonably believe a Triggering Event may have occurred or be continuing, the Company shall hire an independent, reputable investment bank selected by the Company and approved by such Holder (such approval not to be unreasonably withheld, conditioned or delayed) to investigate as to whether any breach of this Certificate of Designations has occurred (the “Independent Investigator”). If the Independent Investigator determines that such breach of this Certificate of Designations has occurred, the Independent Investigator shall notify the Company of such breach and the Company shall deliver written notice to each Holder of such breach. In connection with such investigation, the Independent Investigator may, during normal business hours, inspect all contracts, books, records, personnel, offices and other facilities and properties of the Company and its Subsidiaries and, to the extent available to the Company after the Company uses reasonable efforts to

4937-6337-7752v.6

obtain them, the records of its legal advisors and accountants and any books of account, records, reports and other papers not contractually required of the Company to be confidential or secret, or subject to attorney-client or other evidentiary privilege, and the Independent Investigator may make such copies and inspections thereof as the Independent Investigator may reasonably request. The Company shall furnish the Independent Investigator with such financial and operating data and other information with respect to the business and properties of the Company as the Independent Investigator may reasonably request. The Company shall permit the Independent Investigator to discuss the affairs, finances and accounts of the Company with, and to make proposals and furnish advice with respect thereto to, the Company’s officers, directors, key employees and independent public accountants or any of them (and by this provision the Company authorizes said accountants to discuss with such Independent Investigator the finances and affairs of the Company and any Subsidiaries), all at such reasonable times, upon reasonable notice, and as often as may be reasonably requested.
14.Liquidation, Dissolution, Winding-Up. In the event of a Liquidation Event, the Holders shall be entitled to receive in cash out of the assets of the Company, whether from capital or from earnings available for distribution to its stockholders (the “Liquidation Funds”), before any amount shall be paid to the holders of any of shares of Junior Stock, but pari passu with any Parity Stock then outstanding, an amount per Preferred Share equal to the greater of (A) 125% of the Conversion Amount of such Preferred Share on the date of such payment and (B) the amount per share such Holder would receive if such Holder converted such Preferred Share into Common Stock immediately prior to the date of such payment, provided that if the Liquidation Funds are insufficient to pay the full amount due to the Holders and holders of shares of Parity Stock, then each Holder and each holder of Parity Stock shall receive a percentage of the Liquidation Funds equal to the full amount of Liquidation Funds payable to such Holder and such holder of Parity Stock as a liquidation preference, in accordance with their respective certificate of designations (or equivalent), as a percentage of the full amount of Liquidation Funds payable to all holders of Preferred Shares and all holders of shares of Parity Stock. To the extent necessary, the Company shall cause such actions to be taken by each of its Subsidiaries so as to enable, to the maximum extent permitted by law, the proceeds of a Liquidation Event to be distributed to the Holders in accordance with this Section 14. All the preferential amounts to be paid to the Holders under this Section 14 shall be paid or set apart for payment before the payment or setting apart for payment of any amount for, or the distribution of any Liquidation Funds of the Company to the holders of shares of Junior Stock in connection with a Liquidation Event as to which this Section 14 applies.
15.Distribution of Assets. In addition to any adjustments pursuant to Section 7 and Section 8, if the Company shall declare or make any dividend or other distributions of its assets (or rights to acquire its assets) to any or all holders of shares of Common Stock, by way of return of capital or otherwise (including without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (the “Distributions”), then each Holder, as holders of Preferred Shares, will be entitled to such Distributions as if such Holder had held the number of shares of Common Stock acquirable upon complete conversion of the Preferred Shares (without taking into account any limitations or restrictions on the convertibility of the Preferred Shares and assuming for such purpose that the Preferred Share was converted at the Alternate Conversion Price as of the applicable record date) immediately prior to the date on which a record is taken for such Distribution or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for such Distributions (provided, however, that to the extent that such Holder’s right to participate in any such Distribution would result in such Holder and the other Attribution Parties exceeding the Maximum Percentage, then such Holder shall not be entitled to participate in such Distribution to

4937-6337-7752v.6

such extent of the Maximum Percentage (and shall not be entitled to beneficial ownership of such shares of Common Stock as a result of such Distribution (and beneficial ownership) to such extent of any such excess) and the portion of such Distribution shall be held in abeyance for the benefit of such Holder until such time or times as its right thereto would not result in such Holder and the other Attribution Parties exceeding the Maximum Percentage, at which time or times, if any, such Holder shall be granted such Distribution (and any Distributions declared or made on such initial Distribution or on any subsequent Distribution held similarly in abeyance) to the same extent as if there had been no such limitation).
16.Vote to Change the Terms of or Issue Preferred Shares. In addition to any other rights provided by law, except where the vote or written consent of the holders of a greater number of shares is required by law or by another provision of the Certificate of Incorporation, without first obtaining the affirmative vote at a meeting duly called for such purpose or the written consent without a meeting of the Required Holders, voting together as a single class, the Company shall not: (a) amend or repeal any provision of, or add any provision to, its Certificate of Incorporation or bylaws, or file any certificate of designations or articles of amendment of any series of shares of preferred stock, if such action would adversely alter or change in any respect the preferences, rights, privileges or powers, or restrictions provided for the benefit of the Preferred Shares hereunder, regardless of whether any such action shall be by means of amendment to the Certificate of Incorporation or by merger, consolidation or otherwise; (b) increase or decrease (other than by conversion) the authorized number of shares of Series C Convertible Preferred Stock; (c) without limiting any provision of Section 2, create or authorize (by reclassification or otherwise) any new class or series of Senior Preferred Stock or Parity Stock; (d) purchase, repurchase or redeem any shares of Junior Stock (other than pursuant to the terms of the Company’s equity incentive plans and options and other equity awards granted under such plans (that have in good faith been approved by the Board)); (e) without limiting any provision of Section 2, pay dividends or make any other distribution on any shares of any Junior Stock; (f) issue any Preferred Shares other than as contemplated hereby or pursuant to the Exchange Agreement; or (g) without limiting any provision of Section 10, whether or not prohibited by the terms of the Preferred Shares, circumvent a right of the Preferred Shares hereunder.
17.Transfer of Preferred Shares. A Holder may offer, sell or transfer some or all of its Preferred Shares without the consent of the Company subject only to the provisions of Section 22 of the Exchange Agreement.
18.Reissuance of Preferred Share Certificates and Book Entries.
(a)Transfer. If any Preferred Shares are to be transferred, the applicable Holder shall surrender the applicable Preferred Share Certificate to the Company (or, if the Preferred Shares are held in Book-Entry form, a written instruction letter to the Company), whereupon the Company will forthwith issue and deliver upon the order of such Holder a new Preferred Share Certificate (in accordance with Section 18(d)) (or evidence of the transfer of such Book-Entry), registered as such Holder may request, representing the outstanding number of Preferred Shares being transferred by such Holder and, if less than the entire outstanding number of Preferred Shares is being transferred, a new Preferred Share Certificate (in accordance with Section 18(d)) to such Holder representing the outstanding number of Preferred Shares not being transferred (or evidence of such remaining Preferred Shares in a Book-Entry for such Holder). Such Holder and any assignee, by acceptance of the Preferred Share Certificate or evidence of Book-Entry issuance, as applicable, acknowledge and agree that, by reason of the provisions of Section 4(c)(i) following conversion or redemption of any of the Preferred Shares, the outstanding number of Preferred Shares represented by the Preferred Share

4937-6337-7752v.6

Certificates or Book-Entry may be less than the number of Preferred Shares stated on the face of the Preferred Share Certificates or Book-Entry.
(b)Lost, Stolen or Mutilated Preferred Share Certificate. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of a Preferred Share Certificate (as to which a written certification and the indemnification contemplated below shall suffice as such evidence), and, in the case of loss, theft or destruction, of any indemnification undertaking by the applicable Holder to the Company in customary and reasonable form and, in the case of mutilation, upon surrender and cancellation of such Preferred Share Certificate, the Company shall execute and deliver to such Holder a new Preferred Share Certificate (in accordance with Section 18(d)) representing the applicable outstanding number of Preferred Shares.
(c)Preferred Share Certificate and Book-Entries Exchangeable for Different Denominations and Forms. Each Preferred Share Certificate is exchangeable, upon the surrender hereof by the applicable Holder at the principal office of the Company, for a new Preferred Share Certificate or Preferred Share Certificate(s) or new Book-Entry (in accordance with Section 18(d)) representing, in the aggregate, the outstanding number of the Preferred Shares in the original Preferred Share Certificate, and each such new Preferred Share Certificate and/or new Book-Entry, as applicable, will represent such portion of such outstanding number of Preferred Shares from the original Preferred Share Certificate as is designated in writing by such Holder at the time of such surrender. Each Book-Entry may be exchanged into one or more new Preferred Share Certificates or split by the applicable Holder by delivery of a written notice to the Company into two or more new Book-Entries (in accordance with Section 18(d)) representing, in the aggregate, the outstanding number of the Preferred Shares in the original Book-Entry, and each such new Book-Entry and/or new Preferred Share Certificate, as applicable, will represent such portion of such outstanding number of Preferred Shares from the original Book-Entry as is designated in writing by such Holder at the time of such surrender.
(d)Issuance of New Preferred Share Certificate or Book-Entry. Whenever the Company is required to issue a new Preferred Share Certificate or a new Book-Entry pursuant to the terms of this Certificate of Designations, such new Preferred Share Certificate or new Book-Entry (i) shall represent, as indicated on the face of such Preferred Share Certificate or in such Book-Entry, as applicable, the number of Preferred Shares remaining outstanding (or in the case of a new Preferred Share Certificate or new Book-Entry being issued pursuant to Section 18(a) or Section 18(c), the number of Preferred Shares designated by such Holder) which, when added to the number of Preferred Shares represented by the other new Preferred Share Certificates or other new Book-Entry, as applicable, issued in connection with such issuance, does not exceed the number of Preferred Shares remaining outstanding under the original Preferred Share Certificate or original Book-Entry, as applicable, immediately prior to such issuance of new Preferred Share Certificate or new Book-Entry, as applicable, and (ii) shall have an issuance date, as indicated on the face of such new Preferred Share Certificate or in such new Book-Entry, as applicable, which is the same as the issuance date of the original Preferred Share Certificate or in such original Book-Entry, as applicable.
19.Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief. The remedies provided in this Certificate of Designations shall be cumulative and in addition to all other remedies available under this Certificate of Designations and any of the other Transaction Documents, at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit any Holder’s right to pursue actual and

4937-6337-7752v.6

consequential damages for any failure by the Company to comply with the terms of this Certificate of Designations. No failure on the part of a Holder to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by such Holder of any right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. In addition, the exercise of any right or remedy of a Holder at law or equity or under this Certificate of Designations or any of the documents shall not be deemed to be an election of such Holder’s rights or remedies under such documents or at law or equity. The Company covenants to each Holder that there shall be no characterization concerning this instrument other than as expressly provided herein. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by a Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). No failure on the part of a Holder to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by such Holder of any right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. In addition, the exercise of any right or remedy of any Holder at law or equity or under Preferred Shares or any of the documents shall not be deemed to be an election of such Holder’s rights or remedies under such documents or at law or equity. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holders and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, each Holder shall be entitled, in addition to all other available remedies, to specific performance and/or temporary, preliminary and permanent injunctive or other equitable relief from any court of competent jurisdiction in any such case without the necessity of proving actual damages and without posting a bond or other security. The Company shall provide all information and documentation to a Holder that is requested by such Holder to enable such Holder to confirm the Company’s compliance with the terms and conditions of this Certificate of Designations.
20.Payment of Collection, Enforcement and Other Costs. If (a) any Preferred Shares are placed in the hands of an attorney for collection or enforcement or is collected or enforced through any legal proceeding or a Holder otherwise takes action to collect amounts due under this Certificate of Designations with respect to the Preferred Shares or to enforce the provisions of this Certificate of Designations or (b) there occurs any bankruptcy, reorganization, receivership of the Company or other proceedings affecting Company creditors’ rights and involving a claim under this Certificate of Designations, then the Company shall pay the costs reasonably incurred by such Holder for such collection, enforcement or action or in connection with such bankruptcy, reorganization, receivership or other proceeding, including, without limitation, attorneys’ fees and disbursements. The Company expressly acknowledges and agrees that no amounts due under this Certificate of Designations with respect to any Preferred Shares shall be affected, or limited, by the fact that the purchase price paid for each Preferred Share was less than the original Stated Value thereof.
21.Construction; Headings. This Certificate of Designations shall be deemed to be jointly drafted by the Company and the Holders and shall not be construed against any such Person as the drafter hereof. The headings of this Certificate of Designations are for convenience of reference and shall not form part of, or affect the interpretation of, this Certificate of Designations. Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular and plural forms thereof. The terms “including,” “includes,” “include” and words of like import shall be construed broadly as if followed by the words “without limitation.” The terms “herein,” “hereunder,” “hereof” and words of like import refer to this entire Certificate of Designations instead of just the provision in which they are found. Unless expressly indicated otherwise, all section references are to sections

4937-6337-7752v.6

of this Certificate of Designations. Terms used in this Certificate of Designations and not otherwise defined herein, but defined in the other Transaction Documents, shall have the meanings ascribed to such terms on the Initial Issuance Date in such other Transaction Documents unless otherwise consented to in writing by the Required Holders.
22.Failure or Indulgence Not Waiver. No failure or delay on the part of a Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party. This Certificate of Designations shall be deemed to be jointly drafted by the Company and all Holders and shall not be construed against any Person as the drafter hereof. Notwithstanding the foregoing, nothing contained in this Section 22 shall permit any waiver of any provision of Section 4(d).
23.Dispute Resolution.
(a)Submission to Dispute Resolution.
(i)    In the case of a dispute relating to a Closing Bid Price, a Closing Sale Price, a Conversion Price, an Alternate Conversion Price, a VWAP or a fair market value or the arithmetic calculation of a Conversion Rate, or the applicable redemption price (as the case may be) (including, without limitation, a dispute relating to the determination of any of the foregoing), the Company or the applicable Holder (as the case may be) shall submit the dispute to the other party via electronic mail (A) if by the Company, within two (2) Business Days after the occurrence of the circumstances giving rise to such dispute or (B) if by such Holder at any time after such Holder learned of the circumstances giving rise to such dispute. If such Holder and the Company are unable to promptly resolve such dispute relating to such Closing Bid Price, such Closing Sale Price, such Conversion Price, such Alternate Conversion Price, such VWAP or such fair market value, or the arithmetic calculation of such Conversion Rate or such applicable redemption price (as the case may be), at any time after the second (2nd) Business Day following such initial notice by the Company or such Holder (as the case may be) of such dispute to the Company or such Holder (as the case may be), then such Holder may, with the consent of the Company (not to be unreasonably withheld, conditioned or delayed), select an independent, reputable investment bank to resolve such dispute.
(ii)Such Holder and the Company shall each deliver to such investment bank (A) a copy of the initial dispute submission so delivered in accordance with the first sentence of this Section 23 and (B) written documentation supporting its position with respect to such dispute, in each case, no later than 5:00 p.m. (New York time) by the fifth (5th) Business Day immediately following the date on which such Holder selected such investment bank (the “Dispute Submission Deadline”) (the documents referred to in the immediately preceding clauses (A) and (B) are collectively referred to herein as the “Required Dispute Documentation”) (it being understood and agreed that if either such Holder or the Company fails to so deliver all of the Required Dispute Documentation by the Dispute Submission Deadline, then the party who fails to so submit all of the Required Dispute Documentation shall no longer be entitled to (and hereby waives its right to) deliver or submit any written documentation or other support to such investment bank with respect to such dispute and such investment bank shall resolve such dispute based solely on the Required Dispute

4937-6337-7752v.6

Documentation that was delivered to such investment bank prior to the Dispute Submission Deadline). Unless otherwise agreed to in writing by both the Company and such Holder or otherwise requested by such investment bank, neither the Company nor such Holder shall be entitled to deliver or submit any written documentation or other support to such investment bank in connection with such dispute (other than the Required Dispute Documentation).
(iii)The Company and such Holder shall cause such investment bank to determine the resolution of such dispute and notify the Company and such Holder of such resolution no later than ten (10) Business Days immediately following the Dispute Submission Deadline. The fees and expenses of such investment bank shall be borne by the party in whose favor the investment bank decides such dispute or, in the event that the investment bank determines that the applicable calculation is in between the amounts submitted by the Company and such Holder, then half of such fees and expenses shall be borne by the Company and half of such fees and expenses shall be borne by the Holder, and such investment bank’s resolution of such dispute shall be final and binding upon all parties absent manifest error.
(b)Miscellaneous. The Company expressly acknowledges and agrees that (i) this Section 23 constitutes an agreement to arbitrate between the Company and each Holder (and constitutes an arbitration agreement) under the rules then in effect under Delaware Rapid Arbitration Act, as amended, (ii) the terms of this Certificate of Designations and each other applicable Transaction Document shall serve as the basis for the selected investment bank’s resolution of the applicable dispute, such investment bank shall be entitled (and is hereby expressly authorized) to make all findings, determinations and the like that such investment bank determines are required to be made by such investment bank in connection with its resolution of such dispute and in resolving such dispute such investment bank shall apply such findings, determinations and the like to the terms of this Certificate of Designations and any other applicable Transaction Documents, (iii) the applicable Holder (and only such Holder with respect to disputes solely relating to such Holder), in its sole discretion, shall have the right to submit any dispute described in this Section 23 to any state or federal court sitting in Wilmington Delaware, in lieu of utilizing the procedures set forth in this Section 23 and (iv) nothing in this Section 23 shall limit such Holder from obtaining any injunctive relief or other equitable remedies (including, without limitation, with respect to any matters described in this Section 23).
24.Notices; Currency; Payments.
(a)Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Certificate of Designations must be in writing and will be deemed to have been delivered on the earliest of: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by electronic mail (provided that such sent email is kept on file (whether electronically or otherwise) by the sending party and the sending party does not receive an automatically generated message from the recipient’s email server that such e-mail could not be delivered to such recipient); or (iii) one (1) Business Day after deposit with an overnight courier service with next day delivery specified, in each case, properly addressed to the party to receive the same. The mailing address and e-mail address for any such communications to the Company shall be: Nauticus Robotics, Inc. 17146 Feathercraft Lane, Suite 450, Webster, Texas 77598, Attention: John Gibson, CEO, e-mail address: jgibson@nauticusrobotics.com, or such other mailing address and/or e-mail address as the Company has specified by written

4937-6337-7752v.6

notice given to each of the Holders in accordance with this Section 24(a) not later than five (5) days prior to the effectiveness of such change. The mailing address and e-mail address for any such communications to any Holder shall be as set forth on such Holder’s respective signature page to the Exchange Agreement, or such other mailing address and/or e-mail address as such Holder has specified by written notice given to the Company in accordance with this Section 24(a) not later than five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s e-mail containing the time, date and recipient’s e-mail or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by e-mail or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.
(b)The Company shall provide each Holder with prompt written notice of all actions taken pursuant to this Certificate of Designations, including in reasonable detail a description of such action and the reason therefore. Without limiting the generality of the foregoing, the Company shall give written notice to each Holder (i) immediately upon any adjustment of the Conversion Price, setting forth in reasonable detail, and certifying, the calculation of such adjustment and (ii) at least fifteen (15) days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock, or (B) for determining rights to vote with respect to any Fundamental Transaction, dissolution or liquidation, provided in each case that such information shall be made known to the public prior to or in conjunction with such notice being provided to such Holder.
(c)Currency. All dollar amounts referred to in this Certificate of Designations are in United States Dollars (“U.S. Dollars”), and all amounts owing under this Certificate of Designations shall be paid in U.S. Dollars. All amounts denominated in other currencies (if any) shall be converted into the U.S. Dollar equivalent amount in accordance with the Exchange Rate on the date of calculation. “Exchange Rate” means, in relation to any amount of currency to be converted into U.S. Dollars pursuant to this Certificate of Designations, the U.S. Dollar exchange rate as published in the Wall Street Journal on the relevant date of calculation (it being understood and agreed that where an amount is calculated with reference to, or over, a period of time, the date of calculation shall be the final date of such period of time).
(d)Payments. Whenever any payment of cash is to be made by the Company to any Person pursuant to this Certificate of Designations, unless otherwise expressly set forth herein, such payment shall be made in lawful money of the United States of America by wire transfer of immediately available funds pursuant to wire transfer instructions that Holder shall provide to the Company in writing from time to time. Whenever any amount expressed to be due by the terms of this Certificate of Designations is due on any day which is not a Business Day, the same shall instead be due on the next succeeding day which is a Business Day.
25.Waiver of Notice. To the extent permitted by law, the Company hereby irrevocably waives demand, notice, presentment, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Certificate of Designations and the Exchange Agreement.
26.Governing Law. This Certificate of Designations shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Certificate of Designations shall be governed by, the internal laws of the

4937-6337-7752v.6

State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Delaware. Except as otherwise required by Section 23 above, the Company hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in Wilmington, Delaware, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Nothing contained herein (i) shall be deemed or operate to preclude any Holder from bringing suit or taking other legal action against the Company in any other jurisdiction to collect on the Company’s obligations to such Holder, to realize on any collateral or any other security for such obligations, or to enforce a judgment or other court ruling in favor of such Holder or (ii) shall limit, or shall be deemed or construed to limit, any provision of Section 23 above. THE COMPANY AND EACH HOLDER HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS CERTIFICATE OF DESIGNATIONS OR ANY TRANSACTION CONTEMPLATED HEREBY.
27.Judgment Currency.
(a)If for the purpose of obtaining or enforcing judgment against the Company in any court in any jurisdiction it becomes necessary to convert into any other currency (such other currency being hereinafter in this Section 27 referred to as the “Judgment Currency”) an amount due in U.S. Dollars under this Certificate of Designations, the conversion shall be made at the Exchange Rate prevailing on the Trading Day immediately preceding:
(i)the date actual payment of the amount due, in the case of any proceeding in the courts of New York or in the courts of any other jurisdiction that will give effect to such conversion being made on such date: or
(ii)the date on which the foreign court determines, in the case of any proceeding in the courts of any other jurisdiction (the date as of which such conversion is made pursuant to this Section 27(a)(ii) being hereinafter referred to as the “Judgment Conversion Date”).
(b)If in the case of any proceeding in the court of any jurisdiction referred to in Section 27(a)(ii) above, there is a change in the Exchange Rate prevailing between the Judgment Conversion Date and the date of actual payment of the amount due, the applicable party shall pay such adjusted amount as may be necessary to ensure that the amount paid in the Judgment Currency, when converted at the Exchange Rate prevailing on the date of payment, will produce the amount of US dollars which could have been purchased with the amount of Judgment Currency stipulated in the judgment or judicial order at the Exchange Rate prevailing on the Judgment Conversion Date.
(c)Any amount due from the Company under this provision shall be due as a separate debt and shall not be affected by judgment being obtained for any other amounts due under or in respect of this Certificate of Designations.

4937-6337-7752v.6

28.TAXES.
(a)All payments made by the Company hereunder or under any other Transaction Document shall be made in accordance with the terms of the respective Transaction Document and shall be made without set-off, counterclaim, withholding, deduction or other defense. Without limiting the foregoing, all such payments shall be made free and clear of and without deduction or withholding for any present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding (i) taxes imposed on the net income of a Holder by the jurisdiction in which such Holder is organized or where it has its principal lending office, (ii) with respect to any payments made by the Company hereunder, taxes (including, but not limited to, backup withholding) to the extent such taxes are imposed due to the failure of the applicable recipient of such payment to provide the Company with whichever (if any) is applicable of valid and properly completed and executed IRS Forms W-9, W-8BEN, W-8BEN-E, W-8ECI, and/or W-8IMY, when requested in writing by the Company, and (iii) with respect to any payments made by the Company, taxes to the extent such taxes are imposed due to the failure of the applicable recipient of such payment to comply with FATCA (all such nonexcluded taxes, levies, imposts, deductions, charges, withholdings and liabilities, collectively or individually, “Taxes”). If the Company shall be required to deduct or to withhold any Taxes from or in respect of any amount payable hereunder or under any other Transaction Document:
(i)the amount so payable shall be increased to the extent necessary so that after making all required deductions and withholdings (including Taxes on amounts payable to a Holder pursuant to this sentence) such Holder receives an amount equal to the sum it would have received had no such deduction or withholding been made,
(ii)the Company shall make such deduction or withholding,
(iii)the Company shall pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law, and
(iv)as promptly as possible thereafter, the Company shall send such Holder an official receipt (or, if an official receipt is not available, such other documentation as shall be satisfactory to such Holder, as the case may be) showing payment. In addition, the Company agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies that arise from any payment made hereunder or from the execution, delivery, registration or enforcement of, or otherwise with respect to, this Preferred Shares or any other Transaction Document (collectively, “Other Taxes”).
(b)The Company hereby indemnifies and agrees to hold each Holder and each of their affiliates and their respective officers, directors, employees, agents and advisors (each, an “Indemnified Party”) each Indemnified Party harmless from and against Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 28) paid by any Indemnified Party as a result of any payment made hereunder or from the execution, delivery, registration or enforcement of, or otherwise with respect to, this Preferred Shares or any other Transaction Document, and any liability (including penalties, interest and expenses for nonpayment, late payment or otherwise) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally

4937-6337-7752v.6

asserted. This indemnification shall be paid within thirty (30) days from the date on which such Holder makes written demand therefor, which demand shall identify the nature and amount of such Taxes or Other Taxes.
(c)If the Company fails to perform any of its obligations under this Section 28, the Company shall indemnify such Holder for any taxes, interest or penalties that may become payable as a result of any such failure. The obligations of the Company under this Section 28 shall survive the repayment and/or conversion, as applicable, in full of the Preferred Shares and all other amounts payable with respect thereto.
(d)If any Indemnified Party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 28 (including by the payment of additional amounts pursuant to this Section 28), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section 28 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including taxes) of such Indemnified Party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such Indemnified Party, shall repay to such Indemnified Party the amount paid over pursuant to this paragraph (d) (plus any penalties, interest, or other charges imposed by the relevant Governmental Authority) in the event that such Indemnified Party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (d), in no event will the Indemnified Party be required to pay any amount to an indemnifying party pursuant to this paragraph (d) the payment of which would place the Indemnified Party in a less favorable net after-Tax position than the Indemnified Party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph (d) shall not be construed to require any Indemnified Party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.
29.Severability. If any provision of this Certificate of Designations is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Certificate of Designations so long as this Certificate of Designations as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).
30.Maximum Payments. Nothing contained herein shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest required to be paid or other charges hereunder exceed the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Company to the applicable Holder and thus refunded to the Company.

4937-6337-7752v.6

31.Stockholder Matters; Amendment.
(a)Stockholder Matters. Any stockholder action, approval or consent required, desired or otherwise sought by the Company pursuant to the DGCL, the Certificate of Incorporation, this Certificate of Designations or otherwise with respect to the issuance of Preferred Shares may be effected by written consent of the Company’s stockholders or at a duly called meeting of the Company’s stockholders, all in accordance with the applicable rules and regulations of the DGCL. This provision is intended to comply with the applicable sections of the DGCL permitting stockholder action, approval and consent affected by written consent in lieu of a meeting.
(b)Amendment. Except for Section 4(d) and this Section 31(b), which may not be amended, modified or waived hereunder, this Certificate of Designations or any provision hereof may be amended by obtaining the affirmative vote at a meeting duly called for such purpose, or written consent without a meeting in accordance with the DGCL, of the Required Holders, voting separate as a single class, and with such other stockholder approval, if any, as may then be required pursuant to the DGCL and the Certificate of Incorporation; provided, however, and notwithstanding anything this Certificate of Designations or the Transaction Documents to the contrary, no provision of the Preferred Shares or this Certificate of Designations shall be amended, modified or waived, and no consent, approval, objection, determination or selection shall be made by the Required Holders thereunder or hereunder, in each case, to the extent any such amendment, modification, waiver, consent, approval, objection, determination or selection would disproportionately and materially adversely affect any rights of any Holder of the Preferred Shares (for the avoidance of doubt, excluding the payment by the Company or any of its Subsidiaries of any legal fees and/or expenses of any Holder in connection therewith), unless any such Holder shall have previously consented in writing to such amendment, modification, waiver, consent, approval, objection, determination or selection. Except (a) to the extent otherwise expressly provided in this Certificate of Designations or the Certificate of Incorporation with respect to voting or approval rights of a particular class or series of capital stock or (b) to the extent otherwise provided pursuant to the DGCL, the holders of each outstanding class or series of shares of the Company shall not be entitled to vote as a separate voting group on any amendment to the terms of this Certificate of Designations with respect to which such class or series would otherwise be entitled under the DGCL to vote as a separate voting group.
32.Certain Defined Terms. For purposes of this Certificate of Designations, the following terms shall have the following meanings:
(a)“1933 Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.
(b) “1934 Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.
(c)“Additional Amount” means, as of the applicable date of determination, with respect to each Preferred Share, all declared and unpaid Dividends on such Preferred Share.
(d)“Adjustment Right” means any right granted with respect to any securities issued in connection with, or with respect to, any issuance or sale (or deemed issuance or sale in accordance with Section 8(a)) of shares of Common Stock (other than rights of the type described in Section 7(a) hereof) that could result in a decrease in the

4937-6337-7752v.6

net consideration received by the Company in connection with, or with respect to, such securities (including, without limitation, any cash settlement rights, cash adjustment or other similar rights).
(e) “Affiliate” or “Affiliated” means, with respect to any Person, any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the 1933 Act.
(f)“Alternate Conversion Floor Amount” means an amount equal to the product obtained by multiplying (A) the higher of (I) the highest price that the Common Stock trades at on the Trading Day immediately preceding the relevant Alternate Conversion Date and (II) the applicable Alternate Conversion Price and (B) the difference obtained by subtracting (I) the number of shares of Common Stock delivered (or to be delivered) to such Holder on the applicable Share Delivery Deadline with respect to such Alternate Conversion from (II) the quotient obtained by dividing (x) the applicable Conversion Amount that such Holder has elected to be the subject of the applicable Alternate Conversion, by (y) the applicable Alternate Conversion Price without giving effect to clause (x) of such definition.
(g)“Alternate Conversion Price” means, with respect to any Alternate Conversion that price which shall be the lowest of (i) the applicable Conversion Price as in effect on the applicable Conversion Date of the applicable Alternate Conversion, and (ii) the greater of (x) the Floor Price and (y) 98% of the lowest VWAP of the Common Stock during the ten (10) consecutive Trading Day period ending and including the Trading Day immediately preceding the delivery or deemed delivery of the applicable Conversion Notice (such period, the “Alternate Conversion Measuring Period”). All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction that proportionately decreases or increases the Common Stock during such Alternate Conversion Measuring Period.
(h)“Applicable Date” means the earlier to occur of (x) the first date on which a registration statement covering the resale by the Holders (as defined in the Exchange Agreement) of all the Conversion Shares is declared effective by the SEC (and each prospectus contained therein is available for use on such date) and (y) the first date on which all of the Conversion Shares are eligible to be resold by the Investors pursuant to Rule 144 (or, if a Current Public Information Failure has occurred and is continuing, such later date after which the Company has cured such Current Public Information Failure)(in each case, without regard to any limitations on exercise herein).
(i)“Approved Stock Plan” means any employee benefit plan or agreement which has been approved by the Board prior to or subsequent to the Exchange Date pursuant to which shares of Common Stock and standard options to purchase Common Stock may be issued to any employee, officer, consultant or director for services provided to the Company in their capacity as such.
(j) “Attribution Parties” means, collectively, the following Persons and entities: (i) any investment vehicle, including, any funds, feeder funds or managed accounts, currently, or from time to time after the Initial Issuance Date, directly or indirectly managed or advised by a Holder’s investment manager or any of its Affiliates or principals, (ii) any direct or indirect Affiliates of such Holder or any of the foregoing, (iii) any Person acting or who could be deemed to be acting as a Group together with such Holder or any of the foregoing and (iv) any other Persons whose beneficial

4937-6337-7752v.6

ownership of the Company’s Common Stock would or could be aggregated with such Holder’s and the other Attribution Parties for purposes of Section 13(d) of the 1934 Act. For clarity, the purpose of the foregoing is to subject collectively such Holder and all other Attribution Parties to the Maximum Percentage.
(k)“Black Scholes Consideration Value” means the value of the applicable Option, Convertible Security or Adjustment Right (as the case may be) as of the date of issuance thereof calculated using the Black Scholes Option Pricing Model obtained from the “OV” function on Bloomberg utilizing (i) an underlying price per share equal to the Closing Sale Price of the Common Stock on the Trading Day immediately preceding the public announcement of the execution of definitive documents with respect to the issuance of such Option, Convertible Security or Adjustment Right (as the case may be), (ii) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the remaining term of such Option, Convertible Security or Adjustment Right (as the case may be) as of the date of issuance of such Option, Convertible Security or Adjustment Right (as the case may be), (iii) a zero cost of borrow and (iv) an expected volatility equal to the greater of 100% and the 100 day volatility obtained from the “HVT” function on Bloomberg (determined utilizing a 365 day annualization factor) as of the Trading Day immediately following the date of issuance of such Option, Convertible Security or Adjustment Right (as the case may be).
(l)“Bloomberg” means Bloomberg, L.P.
(m)“Book-Entry” means each entry on the Register evidencing one or more Preferred Shares held by a Holder in lieu of a Preferred Share Certificate issuable hereunder.
(n)“Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed; provided, however, for clarification, commercial banks shall not be deemed to be authorized or required by law to remain closed due to “stay at home”, “shelter-in-place”, “non-essential employee”  or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any Governmental Authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in The City of New York generally are open for use by customers on such day.
(o)“Change of Control” means any Fundamental Transaction other than (i) any merger of the Company or any of its, direct or indirect, wholly-owned Subsidiaries with or into any of the foregoing Persons, (ii) any reorganization, recapitalization or reclassification of the shares of Common Stock in which holders of the Company’s voting power immediately prior to such reorganization, recapitalization or reclassification continue after such reorganization, recapitalization or reclassification to hold publicly traded securities and, directly or indirectly, are, in all material respects, the holders of the voting power of the surviving entity (or entities with the authority or voting power to elect the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities) after such reorganization, recapitalization or reclassification, or (iii) pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Company or any of its Subsidiaries.
(p)“Change of Control Election Price” means, with respect to any given Change of Control, such price equal to the greatest of (i) the product of (A) the Required Premium multiplied by (B) the Conversion Amount of the Preferred Shares subject to the

4937-6337-7752v.6

applicable election, as applicable, (ii) the product of (A) the Conversion Amount of the Preferred Shares being redeemed or exchanged, as applicable, multiplied by (B) the quotient determined by dividing (I) the greatest Closing Sale Price of the shares of Common Stock during the period beginning on the date immediately preceding the earlier to occur of (1) the consummation of the applicable Change of Control and (2) the public announcement of such Change of Control and ending on the date such Holder delivers the Change of Control Election Notice by (II) the Alternate Conversion Price then in effect, and (iii) the product of (A) the Conversion Amount of the Preferred Shares being redeemed multiplied by (B) the quotient of (I) the aggregate cash consideration and the aggregate cash value of any non-cash consideration per share of Common Stock to be paid to such holders of the shares of Common Stock upon consummation of such Change of Control (any such non-cash consideration constituting publicly-traded securities shall be valued at the highest of the Closing Sale Price of such securities as of the Trading Day immediately prior to the consummation of such Change of Control, the Closing Sale Price of such securities on the Trading Day immediately following the public announcement of such proposed Change of Control and the Closing Sale Price of such securities on the Trading Day immediately prior to the public announcement of such proposed Change of Control) divided by (II) the Conversion Price then in effect.
(q)“Closing Bid Price” and “Closing Sale Price” means, for any security as of any date, the last closing bid price and last closing trade price, respectively, for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing bid price or the closing trade price (as the case may be) then the last bid price or last trade price, respectively, of such security prior to 4:00:00 p.m., New York time, as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the last closing bid price or last trade price, respectively, of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price or last trade price, respectively, of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price or last trade price, respectively, is reported for such security by Bloomberg, the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported in The Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices). If the Closing Bid Price or the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Bid Price or the Closing Sale Price (as the case may be) of such security on such date shall be the fair market value as mutually determined by the Company and the Required Holders. If the Company and the Required Holders are unable to agree upon the fair market value of such security, then such dispute shall be resolved in accordance with the procedures in Section 23. All such determinations shall be appropriately adjusted for any stock splits, stock dividends, stock combinations, recapitalizations or other similar transactions during such period.
(r)“Code” means the Internal Revenue Code of 1986, as amended.
(s) “Common Stock” means (i) the Company’s shares of common stock, $0.0001 par value per share, and (ii) any capital stock into which such common stock shall have been changed or any share capital resulting from a reclassification of such common stock.

4937-6337-7752v.6

(t)“Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any Indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto.
(u)“Conversion Floor Price Condition” means that the relevant Alternate Conversion Price is being determined based on clause (x) of such definitions.
(v)“Convertible Securities” means any stock or other security (other than Options) that is at any time and under any circumstances, directly or indirectly, convertible into, exercisable or exchangeable for, or which otherwise entitles the holder thereof to acquire, any shares of Common Stock.
(w)“Current Public Information Failure” means at any time either (x) the Company fails for any reason to satisfy the requirements of Rule 144(c)(1), including, without limitation, the failure to satisfy the current public information requirement under Rule 144(c) or (y) the Company has ever been an issuer described in Rule 144(i)(1)(i) or becomes such an issuer in the future, and the Company shall fail to satisfy any condition set forth in Rule 144(i)(2).
(x)“Dividend Conversion Price” means, with respect to any given Dividend Date, that price which shall be the lowest of (i) the applicable Conversion Price as in effect on the applicable Dividend Date, (ii) 90% of the lowest VWAP of the Common Stock during the five (5) consecutive Trading Day period ending and including the Trading Day immediately preceding the applicable Dividend Date (such period, the “Dividend Conversion Measuring Period”). All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction that proportionately decreases or increases the Common Stock during such Dividend Conversion Measuring Period.
(y)“Dividend Rate” means, as of any date of determination, ten percent (10%) per annum; provided, further, that such rate shall be subject to adjustment from time to time in accordance with Section 3.
(z)“Eligible Market” means The New York Stock Exchange, the NYSE American, the Nasdaq Global Select Market, the Nasdaq Global Market, the Nasdaq Capital Market.
(aa)“Equity Conditions” means, with respect to an given date of determination: (i) on each day during the period beginning thirty calendar days prior to such applicable date of determination and ending on and including such applicable date of determination all shares of Common Stock to be issued in connection with the event requiring this determination, as applicable, in the event requiring this determination at the Dividend Conversion Price then in effect (without regard to any limitations on conversion set forth herein) (each, a “Required Minimum Securities Amount”) shall be eligible for sale pursuant to Rule 144 (as defined in the Exchange Agreement) without the need for registration under any applicable federal or state securities laws (in each case, disregarding any limitation on conversion of the Preferred Shares, other issuance of securities with respect to the Preferred Shares) and no Current Public Information Failure exists or is continuing; (ii) on each day during the period beginning thirty calendar days

4937-6337-7752v.6

prior to the applicable date of determination and ending on and including the applicable date of determination (the “Equity Conditions Measuring Period”), the Common Stock (including all shares of Common Stock issued or issuable upon conversion of the Preferred Shares) is listed or designated for quotation (as applicable) on an Eligible Market and shall not have been suspended from trading on an Eligible Market (other than suspensions of not more than two (2) days and occurring prior to the applicable date of determination due to business announcements by the Company) nor shall delisting or suspension by an Eligible Market have been threatened (with a reasonable prospect of delisting occurring after giving effect to all applicable notice, appeal, compliance and hearing periods) or reasonably likely to occur or pending as evidenced by (A) a writing by such Eligible Market or (B) the Company falling below the minimum listing maintenance requirements of the Eligible Market on which the Common Stock is then listed or designated for quotation, as applicable; (iii) during the Equity Conditions Measuring Period, the Company shall have delivered all shares of Common Stock issuable upon conversion of the Preferred Shares on a timely basis as set forth in Section 4 hereof and all other shares of capital stock required to be delivered by the Company on a timely basis as set forth in the other Transaction Documents; (iv) any shares of Common Stock to be issued in connection with the event requiring determination may be issued in full without violating Section 4(d) hereof; (v) any shares of Common Stock to be issued in connection with the event requiring determination may be issued in full without violating the rules or regulations of the Eligible Market on which the Common Stock is then listed or designated for quotation (as applicable); (vi) on each day during the Equity Conditions Measuring Period, no public announcement of a pending, proposed or intended Fundamental Transaction shall have occurred which has not been abandoned, terminated or consummated; (vii) the Company shall have no knowledge of any fact that would reasonably be expected to cause the applicable Required Minimum Securities Amount of shares of Common Stock issuable in connection with the event requiring such determination to not be eligible for sale pursuant to Rule 144 without the need for registration under any applicable federal or state securities laws (in each case, disregarding any limitation on conversion of the Preferred Shares, other issuance of securities with respect to the Preferred Shares), (viii) none of the Holders shall be in possession of any material, non-public information provided to any of them by the Company, any of its Subsidiaries or any of their respective affiliates, employees, officers, representatives, agents or the like; (ix) on each day during the Equity Conditions Measuring Period, the Company otherwise shall have been in compliance with each, and shall not have breached any representation or warranty in any material respect (other than representations or warranties subject to material adverse effect or materiality, which may not be breached in any respect) or any covenant or other term or condition of any Transaction Document, including, without limitation, the Company shall not have failed to timely make any payment pursuant to any Transaction Document; (x) on each Trading Day during the Equity Conditions Measuring Period, there shall not have occurred any Volume Failure or Price Failure as of such applicable date of determination; (xi) on the applicable date of determination (A) no Authorized Share Failure shall exist or be continuing and the applicable Required Minimum Securities Amount of shares of Common Stock are available under the certificate of incorporation of the Company and reserved by the Company to be issued pursuant to this Certificate of Designations and (B) all shares of Common Stock to be issued in connection with the event requiring this determination may be issued in full without resulting in an Authorized Share Failure; (xii) on each day during the Equity Conditions Measuring Period, there shall not have occurred and there shall not exist a Triggering Event or an event that with the passage of time or giving of notice would constitute a Triggering Event; or (xiii) the shares of Common Stock issuable pursuant to the event requiring the satisfaction of the Equity

4937-6337-7752v.6

Conditions are duly authorized and listed and eligible for trading without restriction on an Eligible Market.
(ab)“Equity Conditions Failure” means that on any day during the period commencing twenty (20) Trading Days prior to such applicable date of determination, the Equity Conditions have not been satisfied (or waived in writing by the applicable Holder).
(ac)“Exchange Agreement” means those certain amendment and exchange agreements by and among the Company and each initial holders of Preferred Shares, dated as of the Exchange Date, as may be amended from time in accordance with the terms thereof.
(ad)“Exchange Date” means December 3, 2025.
(ae)“Excluded Securities” means (i) shares of Common Stock or standard options to purchase Common Stock issued to directors, officers or employees of the Company for services rendered to the Company in their capacity as such pursuant to an Approved Stock Plan (as defined above), provided that (A) all such issuances (taking into account the shares of Common Stock issuable upon exercise of such options) after the Exchange Date pursuant to this clause (i) do not, in the aggregate, exceed more than 10% of the Common Stock issued and outstanding on a fully-diluted basis, giving effect to the exercise or conversion of Convertible Securities, immediately prior to the Exchange Date and (B) the exercise price of any such options is not lowered, none of such options are amended to increase the number of shares issuable thereunder and none of the terms or conditions of any such options are otherwise materially changed in any manner that adversely affects any of the Holders; (ii) shares of Common Stock issued upon the conversion or exercise, as applicable, of Convertible Securities or Options (other than standard options to purchase Common Stock issued pursuant to an Approved Stock Plan that are covered by clause (i) above) issued prior to the Exchange Date, provided that the conversion price or exercise price, as applicable, of any such Convertible Securities or Options (other than standard options to purchase Common Stock issued pursuant to an Approved Stock Plan that are covered by clause (i) above) is not lowered, none of such Convertible Securities or Options (other than standard options to purchase Common Stock issued pursuant to an Approved Stock Plan that are covered by clause (i) above) are amended to increase the number of shares issuable thereunder and none of the terms or conditions of any such Convertible Securities or Options (other than standard options to purchase Common Stock issued pursuant to an Approved Stock Plan that are covered by clause (i) above) are otherwise materially changed in any manner that adversely affects any of the Holders; (iii) the shares of Common Stock issuable upon conversion of the Preferred Shares or otherwise pursuant to the terms of this Certificate of Designations; provided, that the terms of this Certificate of Designations are not amended, modified or changed on or after the Exchange Date (other than antidilution adjustments pursuant to the terms thereof in effect as of the Exchange Date); and (iv) the shares of Common Stock issued or issuable pursuant to a Permitted VRT.
(af)“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Certificate of Designation (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities and implementing such Sections of the Code.

4937-6337-7752v.6

(ag)“Floor Price” means $0.19 (as adjusted for stock splits, stock dividends, stock combinations, recapitalizations and similar events), or, subject to the rules and regulations of the Principal Market, such lower price as the Company and the Required Holders may agree, from time to time.
(ah)“Fundamental Transaction” means (A) that the Company shall, directly or indirectly, including through subsidiaries, Affiliates or otherwise, in one or more related transactions, (i) consolidate or merge with or into (whether or not the Company is the surviving corporation) another Subject Entity, or (ii) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company or any of its “significant subsidiaries” (as defined in Rule 1-02 of Regulation S-X) to one or more Subject Entities, or (iii) make, or allow one or more Subject Entities to make, or allow the Company to be subject to or have its Common Stock be subject to or party to one or more Subject Entities making, a purchase, tender or exchange offer that is accepted by the holders of at least either (x) 50% of the outstanding shares of Common Stock, (y) 50% of the outstanding shares of Common Stock calculated as if any shares of Common Stock held by all Subject Entities making or party to, or Affiliated with any Subject Entities making or party to, such purchase, tender or exchange offer were not outstanding; or (z) such number of shares of Common Stock such that all Subject Entities making or party to, or Affiliated with any Subject Entity making or party to, such purchase, tender or exchange offer, become collectively the beneficial owners (as defined in Rule 13d-3 under the 1934 Act) of at least 50% of the outstanding shares of Common Stock, or (iv) consummate a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with one or more Subject Entities whereby all such Subject Entities, individually or in the aggregate, acquire, either (x) at least 50% of the outstanding shares of Common Stock, (y) at least 50% of the outstanding shares of Common Stock calculated as if any shares of Common Stock held by all the Subject Entities making or party to, or Affiliated with any Subject Entity making or party to, such stock purchase agreement or other business combination were not outstanding; or (z) such number of shares of Common Stock such that the Subject Entities become collectively the beneficial owners (as defined in Rule 13d-3 under the 1934 Act) of at least 50% of the outstanding shares of Common Stock, or (v) reorganize, recapitalize or reclassify its Common Stock, (B) that the Company shall, directly or indirectly, including through subsidiaries, Affiliates or otherwise, in one or more related transactions, allow any Subject Entity individually or the Subject Entities in the aggregate to be or become the “beneficial owner” (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, whether through acquisition, purchase, assignment, conveyance, tender, tender offer, exchange, reduction in outstanding shares of Common Stock, merger, consolidation, business combination, reorganization, recapitalization, spin-off, scheme of arrangement, reorganization, recapitalization or reclassification or otherwise in any manner whatsoever, of either (x) at least 50% of the aggregate ordinary voting power represented by issued and outstanding Common Stock, (y) at least 50% of the aggregate ordinary voting power represented by issued and outstanding Common Stock not held by all such Subject Entities as of the date of this Certificate of Designations calculated as if any shares of Common Stock held by all such Subject Entities were not outstanding, or (z) a percentage of the aggregate ordinary voting power represented by issued and outstanding shares of Common Stock or other equity securities of the Company sufficient to allow such Subject Entities to effect a statutory short form merger or other transaction requiring other stockholders of the Company to surrender their shares of Common Stock without approval of the stockholders of the Company or (C) directly or indirectly, including through subsidiaries, Affiliates or otherwise, in one or more related transactions, the issuance of or the entering into any other instrument or transaction

4937-6337-7752v.6

structured in a manner to circumvent, or that circumvents, the intent of this definition in which case this definition shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this definition to the extent necessary to correct this definition or any portion of this definition which may be defective or inconsistent with the intended treatment of such instrument or transaction.
(ai)“GAAP” means United States generally accepted accounting principles, consistently applied.
(aj)“Going Private Transaction” means any Change of Control (i) pursuant to which, the Company (and the Successor Entity, if applicable) ceases to have any securities registered under the 1934 Act or (ii) that results in the purchase and/or cancellation of all of the Common Stock of the Company solely for cash (and not in whole, or in part, for any other securities of any Person).
(ak)“Governmental Authority” means any federal, foreign, state, county, municipal, provincial, or local governmental authority, court, judicial body, arbitration tribunal, government or self-regulatory organization, commission, tribunal or organization, or any regulatory, administrative, or other agency, or any political or other subdivision, department, commission, board, bureau, branch, division, ministry, or instrumentality of any of the foregoing.
(al)“Group” means a “group” as that term is used in Section 13(d) of the 1934 Act and as defined in Rule 13d-5 thereunder.
(am)“Indebtedness” means of any Person means, without duplication (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services, including, without limitation, “capital leases” in accordance with United States generally accepted accounting principles consistently applied for the periods covered thereby (other than trade payables entered into in the ordinary course of business consistent with past practice), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in connection with United States generally accepted accounting principles, consistently applied for the periods covered thereby, is classified as a capital lease, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, deed of trust, lien, pledge, charge, security interest or other encumbrance of any nature whatsoever in or upon any property or assets (including accounts and contract rights) with respect to any asset or property owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above.
(an)“Intellectual Property Rights” means, with respect to the Company and its Subsidiaries, all of their rights or licenses to use all trademarks, trade names, service

4937-6337-7752v.6

marks, service mark registrations, service names, original works of authorship, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights and all applications and registrations therefor.
(ao)“Investment” means any beneficial ownership (including stock, partnership or limited liability company interests) of or in any Person, or any loan, advance or capital contribution to any Person or the acquisition of all, or substantially all, of the assets of another Person or the purchase of any assets of another Person for greater than the fair market value of such assets.
(ap)“Liquidation Event” means, whether in a single transaction or series of transactions, the voluntary or involuntary liquidation, dissolution or winding up of the Company or such Subsidiaries the assets of which constitute all or substantially all of the assets of the business of the Company and its Subsidiaries, taken as a whole.
(aq)“Market Price” means, with respect to any Adjustment Date, the Closing Bid Price of the Common Stock as of the Trading Day ended immediately prior to such applicable Adjustment Date.
(ar)“Material Adverse Effect” means any material adverse effect on the business, properties, assets, liabilities, operations, results of operations, condition (financial or otherwise) or prospects of the Company and its Subsidiaries, if any, individually or taken as a whole, or on the transactions contemplated hereby or on the other Transaction Documents (as defined below), or by the agreements and instruments to be entered into in connection therewith or on the authority or ability of the Company to perform its obligations under the Transaction Documents.
(as)“Options” means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.
(at)“Parent Entity” of a Person means an entity that, directly or indirectly, controls the applicable Person and whose common stock or equivalent equity security is quoted or listed on an Eligible Market, or, if there is more than one such Person or Parent Entity, the Person or Parent Entity with the largest public market capitalization as of the date of consummation of the Fundamental Transaction.
(au)“Permitted Indebtedness” means (i) Indebtedness set forth on Schedule 6(s) to the Exchange Agreement, as in effect as of the Exchange Date and (ii) Indebtedness secured by Permitted Liens or unsecured but as described in clauses (iv) and (v) of the definition of Permitted Liens.
(av)“Permitted Liens” means (i) any Lien for taxes not yet due or delinquent or being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with GAAP, (ii) any statutory Lien arising in the ordinary course of business by operation of law with respect to a liability that is not yet due or delinquent, (iii) any Lien created by operation of law, such as materialmen’s liens, mechanics’ liens and other similar liens, arising in the ordinary course of business with respect to a liability that is not yet due or delinquent or that are being contested in good faith by appropriate proceedings, (iv) Liens (A) upon or in any equipment acquired or held by the Company or any of its Subsidiaries to secure the purchase price of such equipment or Indebtedness incurred solely for the purpose of financing the acquisition or lease of such equipment, or (B) existing on such equipment at the time of its acquisition,

4937-6337-7752v.6

provided that the Lien is confined solely to the property so acquired and improvements thereon, and the proceeds of such equipment, in either case, with respect to Indebtedness in an aggregate amount not to exceed $500,000, (v) Liens incurred in connection with the extension, renewal or refinancing of the Indebtedness secured by Liens of the type described in clause (iv) above, provided that any extension, renewal or replacement Lien shall be limited to the property encumbered by the existing Lien and the principal amount of the Indebtedness being extended, renewed or refinanced does not increase, and (vi) Liens in favor of customs and revenue authorities arising as a matter of law to secure payments of custom duties in connection with the importation of goods, and (vii) Liens arising from judgments, decrees or attachments in circumstances not constituting a Triggering Event under Section 5(a)(xi).
(aw)“Permitted VRT” means (x) any issuance of Common Stock pursuant to an “at-the-market” offering of Common Stock with a registered broker-dealer under a currently effective registration statement on Form S-3; provided that (A) the New Issuance Price with respect thereto is not less than the Floor Price and (B) the aggregate sales of Common Stock thereunder during any given Trading Day shall not constitute more than 10% of the aggregate trading volume of the Common Stock on such Trading Day (as reported by Bloomberg) and (y) any equity line of credit by and between the Company and ATW Special Situations II LLC or any of its affiliates.
(ax)“Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity or a government or any department or agency thereof.
(ay)“Price Failure” means, with respect to a particular date of determination, the VWAP of the Common Stock on any Trading Day during the twenty (20) Trading Day period ending on the Trading Day immediately preceding such date of determination fails to exceed $0.369 (as adjusted for stock splits, stock dividends, stock combinations, recapitalizations or other similar transactions occurring after the Exchange Date). All such determinations to be appropriately adjusted for any stock splits, stock dividends, stock combinations, recapitalizations or other similar transactions during any such measuring period.
(az)“Principal Market” means, as of any time of determination, the principal trading market, if any, in which the shares of Common Stock then trade.
(ba)“Redemption Premium of the Conversion Amount” means the Conversion Amount to be redeemed multiplied by 125%.
(bb)“Required Premium” means 125%.
(bc)“SEC” means the United States Securities and Exchange Commission or the successor thereto.
(bd)“Securities” shall mean the New Securities as set forth in the Exchange Agreement.
(be)“Stated Value” shall mean $1,000 per share, subject to adjustment for stock splits, stock dividends, recapitalizations, reorganizations, reclassifications, combinations, subdivisions or other similar events occurring after the Initial Issuance Date with respect to the Preferred Shares.

4937-6337-7752v.6

(bf)“Stock Combination Event” means the occurrence at any time and from time to time on or after the Exchange Date of any stock split, stock dividend, stock combination recapitalization or other similar transaction involving the Common Stock.
(bg)“Subject Entity” means any Person, Persons or Group or any Affiliate or associate of any such Person, Persons or Group.
(bh)“Subsequent Placement” means any direct, or indirect, issuance, offer, sale, grant of any option or right to purchase, or otherwise disposal of (or announcement of any issuance, offer, sale, grant of any option or right to purchase or other disposition of) any equity security or any equity-linked or related security (including, without limitation, any “equity security” (as that term is defined under Rule 405 promulgated under the 1933 Act), any Convertible Securities, any debt, any preferred stock or any purchase rights) by the Company or any of its Subsidiaries.
(bi) “Subsidiary” shall have the meaning set forth in the Exchange Agreement.
(bj)“Successor Entity” means the Person (or, if so elected by the Required Holders, the Parent Entity) formed by, resulting from or surviving any Fundamental Transaction or the Person (or, if so elected by the Required Holders, the Parent Entity) with which such Fundamental Transaction shall have been entered into.
(bk)“Trading Day” means, as applicable, (x) with respect to all price or trading volume determinations relating to the Common Stock, any day on which the Common Stock is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded, provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York time) unless such day is otherwise designated as a Trading Day in writing by the applicable Holder or (y) with respect to all determinations other than price determinations relating to the Common Stock, any day on which The New York Stock Exchange (or any successor thereto) is open for trading of securities.
(bl)“Transaction Documents” means the Exchange Agreement, this Certificate of Designations and each of the other agreements and instruments entered into or delivered by the Company or any of the Holders in connection with the transactions contemplated by the Exchange Agreement, all as may be amended from time to time in accordance with the terms thereof.
(bm)“Volume Failure” means, with respect to a particular date of determination, the aggregate daily dollar trading volume (as reported on Bloomberg) of the Common Stock on the Principal Market on any Trading Day during the twenty (20) Trading Day period ending on the Trading Day immediately preceding such date of determination (such period, the “Volume Failure Measuring Period”), is less than $75,000.
(bn)“VWAP” means, for any security as of any date, the dollar volume-weighted average price for such security on the Principal Market (or, if the Principal

4937-6337-7752v.6

Market is not the principal trading market for such security, then on the principal securities exchange or securities market on which such security is then traded), during the period beginning at 9:30 a.m., New York time, and ending at 4:00 p.m., New York time, as reported by Bloomberg through its “VAP” function (set to 09:30 start time and 16:00 end time) or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30 a.m., New York time, and ending at 4:00 p.m., New York time, as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in The Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices). If the VWAP cannot be calculated for such security on such date on any of the foregoing bases, the VWAP of such security on such date shall be the fair market value as mutually determined by the Company and the Required Holders. If the Company and the Required Holders are unable to agree upon the fair market value of such security, then such dispute shall be resolved in accordance with the procedures in Section 23. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination, recapitalization or other similar transaction during such period.
33.Disclosure. Upon receipt or delivery by the Company of any notice in accordance with the terms of this Certificate of Designations, unless the Company has in good faith determined that the matters relating to such notice do not constitute material, non-public information relating to the Company or any of its Subsidiaries, the Company shall on or prior to 9:00 am, New York city time on the Business Day immediately following such notice delivery date, publicly disclose such material, non-public information on a Current Report on Form 8-K or otherwise. In the event that the Company believes that a notice contains material, non-public information relating to the Company or any of its Subsidiaries, the Company so shall indicate to the applicable Holder explicitly in writing in such notice (or promptly (but no later than the next Business Day) following receipt of notice from such Holder, as applicable), and in the absence of any such written indication in such notice (or notification from the Company promptly (but no later than the next Business Day) following receipt of notice from such Holder), such Holder shall be entitled to presume that information contained in the notice does not constitute material, non-public information relating to the Company or any of its Subsidiaries. Nothing contained in this Section 33 shall limit any obligations of the Company, or any rights of any Holder, under Section 8 of the Exchange Agreement.
34.Absence of Trading and Disclosure Restrictions. The Company acknowledges and agrees that no Holder is a fiduciary or agent of the Company and that each Holder shall have no obligation to (a) maintain the confidentiality of any information provided by the Company or (b) refrain from trading any securities while in possession of such information in the absence of a written non-disclosure agreement signed by an officer of such Holder that explicitly provides for such confidentiality and trading restrictions. In the absence of such an executed, written non-disclosure agreement, the Company acknowledges that each Holder may freely trade in any securities issued by the Company, may possess and use any information provided by the Company in connection with such trading activity, and may disclose any such information to any third party.
[The remainder of the page is intentionally left blank.]

4937-6337-7752v.6

IN WITNESS WHEREOF, the Company has caused this Certificate of Designations of the Certificate of Incorporation of Nauticus Robotics, Inc. to be signed by its Chief Executive Officer and President on this __ day of December, 2025.

NAUTICUS ROBOTICS, INC.
By: _______________________
    Name: John W. Gibson, Jr.
Title: Chief Executive Officer and President

4937-6337-7752v.6

EXHIBIT I

NAUTICUS ROBOTICS, INC.
CONVERSION NOTICE
Reference is made to the Certificate of Designations of the Certificate of Incorporation of Nauticus Robotics, Inc., a Delaware corporation (the “Company”) establishing the terms, preferences and rights of the Series C Convertible Preferred Stock, $0.0001 par value (the “Preferred Shares”) of the Company (the “Certificate of Designations”). In accordance with and pursuant to the Certificate of Designations, the undersigned hereby elects to convert the number of Preferred Shares indicated below into shares of common stock, $0.0001 value per share (the “Common Stock”), of the Company, as of the date specified below.

4937-6337-7752v.6

Date of Conversion:
Aggregate number of Preferred Shares to be converted:
Aggregate Stated Value of such Preferred Shares to be converted:
Aggregate accrued and unpaid Dividends with respect to such Preferred Shares to be converted:
AGGREGATE CONVERSION AMOUNT TO BE CONVERTED:
Please confirm the following information:
Conversion Price:
Number of shares of Common Stock to be issued:
☐    If this Conversion Notice is being delivered with respect to an Alternate Conversion, check here if Holder is electing to use the following Alternate Conversion Price:____________
Please issue the Common Stock into which the applicable Preferred Shares are being converted to Holder, or for its benefit, as follows:
☐    Check here if requesting delivery as a certificate to the following name and to the following address:

Issue to:

☐ Check here if requesting delivery by Deposit/Withdrawal at Custodian as follows:
DTC Participant:
DTC Number:
Account Number:

4937-6337-7752v.6

Date: _____________ __, Name of Registered Holder
By: Name: Title: Tax ID:_____________________ E-mail Address:

4937-6337-7752v.6

EXHIBIT II

ACKNOWLEDGMENT
The Company hereby acknowledges this Conversion Notice, (a) certifies that the above indicated number of shares of Common Stock [are][are not] eligible to be resold by the applicable Holder either (i) pursuant to Rule 144 or Section 4(a)(1) of the 1933 Act (subject to such Holder’s execution and delivery to the Company of a customary 144 or Section 4(a)(1) representation letter) or (ii) an effective and available registration statement and (b) hereby directs _________________ to issue the above indicated number of shares of Common Stock in accordance with the Transfer Agent Instructions dated _____________, 20__ from the Company and acknowledged and agreed to by ________________________.

NAUTICUS ROBOTICS, INC.
By:
Name:
Title:

4937-6337-7752v.6

APPENDIX E
Form of Amendment to the Second Amended and Restated Certificate of Incorporation

CERTIFICATE OF AMENDMENT
TO THE
SECOND AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF NAUTICUS ROBOTICS, INC.

Nauticus Robotics, Inc., (the “Corporation”), a corporation duly organized and validly existing under the General Corporation Law of the State of Delaware (the “DGCL”), hereby files this Certificate of Amendment (this “Certificate of Amendment”) to the Second Amended and Restated Certificate of Incorporation of the Corporation, as amended, and certifies as follows:

(a)The original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on June 18, 2020, an Amended and Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of Delaware on July 14, 2021, a Second Amended and Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of Delaware on September 9, 2022, and a Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of Delaware on July 18, 2024.

(b)The Second Amended and Restated Certificate of Incorporation, as amended, is hereby amended by amending the paragraph after paragraph (A) of Article Fourth in its entirety as below:

Upon the filing and effectiveness (the “Effective Time”) pursuant to the DGCL of the Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation, as amended, each [__] shares of Common Stock issued and outstanding immediately prior to the Effective Time shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one share of Common Stock (the “Reverse Stock Split”). No fractional shares shall be issued in connection with the Reverse Stock Split. Stockholders who, immediately prior to the Effective Time, own a number of shares of Common Stock which is not evenly divisible by the exchange ratio set forth above shall, with respect to such fractional interest, be entitled to receive the next highest whole number of shares of Common Stock. Each certificate that immediately prior to the Effective Time represented shares of Common Stock or book-entry then outstanding representing shares of Common Stock, shall thereafter represent the number of shares of Common Stock that give effect to the Reverse Stock Split; provided, that each person holding of record a stock certificate or certificates that represented shares of Common Stock shall receive, upon surrender of such certificate or certificates, a new certificate or certificates evidencing and representing the number of shares of Common Stock to which such person is entitled under the foregoing, subject to the rounding up of any fractional interests as described in the foregoing.

(c)This Certificate of Amendment was submitted to the stockholders of the Company for their approval, and was duly adopted in accordance with the provisions of Section 242 of the DGCL.

(d)This Certificate of Amendment shall become effective at 4:01 p.m. Eastern Time on [__], 2026.

E-1

APPENDIX E

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed by its duly authorized officer on , 2026.

NAUTICUS ROBOTICS, INC.

By:_______________________________
Name:
Title:

E-2

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement is available at www.proxyvote.com

NAUTICUS ROBOTICS, INC.
Special Meeting of Stockholders

This proxy is solicited by the Board of Directors

The shareholders hereby appoint John W. Gibson, Jr. and John Symington, or either of them, as proxies, each with the power to appoint their substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of NAUTICUS ROBOTICS, INC. that the shareholders are entitled to vote at the Special Meeting of Stockholders to be held at 10:00 AM, CDT on January 28, 2026, at 1550 Lamar Street, Suite 2000, Houston, TX 77010, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on the reverse side

NAUTICUS ROBOTICS, INC. 17146 FEATHERCRAFT LANE #450 WEBSTER, TX 77598
VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 1/27/2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 1/27/2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

The Board of Directors recommends you vote FOR proposals 1, 2, 3 and 4
		For	Against	Abstain
1.	To approve, pursuant to Nasdaq Rule 5635, the issuance of shares of the Company’s common stock pursuant to the Equity Purchase Facility Agreement.	☐	☐	☐

2.	To approve the issuance of shares of the Company’s common stock upon the conversion of shares of the Series C Convertible Preferred Stock issued pursuant to the Amendment and Exchange Agreement and the corresponding Certificate of Designations.	☐	☐	☐

3.	To approve a proposal authorizing the Board of Directors of the Company to enact one or more reverse splits of its shares at a cumulative ratio between one to 5 and one to 250.	☐	☐	☐

4.	To approve an amendment to our Second Amended and Restated Certificate of Incorporation.	☐	☐	☐

5.	To approve a proposal to adjourn the Special Meeting to a later date or dates.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date